UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

William H. Rheiner, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8082	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
         Funds II

                                                         Old Mutual Funds II

                                                             SEMI-ANNUAL
                                                               REPORT

                                                          September 30, 2008

Equity Funds

Old Mutual Advantage Growth Fund

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Columbus Circle Technology and
    Communications Fund

Old Mutual Developing Growth Fund

Old Mutual Discover Value Fund

Old Mutual Focused Fund

Old Mutual Growth Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Growth Fund

Old Mutual Mid-Cap Fund

Old Mutual Select Growth Fund

Old Mutual Small Cap Fund

Old Mutual Strategic Small Company Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds

Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Cash Reserves Fund

Old Mutual Dwight High Yield Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Advantage Growth Fund
      Institutional Class (OAGIX)                                                                                                  6

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Class C (OCDEX), Institutional Class (OISLX)                                              12

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Class C (OCFOX), Institutional Class (OIBHX)                                              23

   Old Mutual Columbus Circle Technology and Communications Fund
      Class Z (OBTCX), Class A (OATCX), Class C (OCOMX), Institutional Class (OICTX)                                              28

   Old Mutual Developing Growth Fund
      Class Z (OBEHX), Class A (OAEGX), Class C (OCEGX), Institutional Class (OIEGX)                                              33

   Old Mutual Discover Value Fund
      Institutional Class (ODVIX)                                                                                                 41

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Class C (OCFCX), Institutional Class (OIFCX)                                              51

   Old Mutual Growth Fund
      Class Z (OBHGX), Class A (OAHGX), Class C (OCHGX), Institutional Class (OIGHX)                                              56

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Class C (OCRTX), Institutional Class (OIHRX)                                              65

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Class C (OCLAX), Institutional Class (OILLX)                                              69

   Old Mutual Mid-Cap Fund
      Class Z (OBMEX), Class A (OAMJX), Class C (OCCPX), Institutional Class (OIMMX)                                              75

   Old Mutual Select Growth Fund
      Class Z (OBHEX), Class A (OAHEX), Class C (OCHEX), Institutional Class (OIGSX)                                              81

   Old Mutual Small Cap Fund
      Class Z (OBSWX), Class A (OSAMX), Class C (OSCMX), Institutional Class (OICSX)                                              86

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Class A (OSSAX), Class C (OCSSX), Institutional Class (OISSX)                                              95

   Old Mutual TS&W Mid-Cap Value Fund
      Class A (OTMAX), Class C (OTMCX), Institutional Class (OTMIX)                                                              106

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Class C (OCCVX)                                                                          112

TABLE OF CONTENTS - concluded

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                                                119

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX), Class C (OCCXX), Institutional Class (OCIXX)                                             125

   Old Mutual Dwight High Yield Fund
      Institutional Class (ODHYX)                                                                                                129

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                                             134

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                                             142

Statements of Assets & Liabilities                                                                                               152

Statements of Operations                                                                                                         160

Statement of Cash Flows                                                                                                          165

Statements of Changes in Net Assets                                                                                              166

Financial Highlights                                                                                                             174

Notes to Financial Statements                                                                                                    189

Proxy Voting and Portfolio Holdings                                                                                              219

Fund Expenses Example                                                                                                            220

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
The Funds offer Class A, Class C, Class Z and Institutional Class shares of most Funds. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Dwight Intermediate Fixed Income Fund, 3.00% for Dwight Short Term Fixed Income Fund and
none for Cash Reserves Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of September 30, 2008, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of September 30, 2008 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology and real estate sectors have been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance
Corporation ("FDIC") or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

                                                                  1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Dow Jones Wilshire Real Estate Securities Index

The unmanaged Dow Jones Wilshire Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Barclays Capital U.S. Aggregate Index (formerly known as Lehman Brothers U.S. Aggregate Index)

The unmanaged Barclays Capital U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

Barclays Capital U.S. Corporate High-Yield Index (formerly known as Lehman Brothers U.S. Corporate High-Yield Index)

The Barclays Capital U.S. Corporate High-Yield Index is an unmanaged portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high yield debt market. Performance data for the index includes reinvested income.

Barclays Capital Intermediate U.S. Aggregate Index (formerly known as Lehman Brothers Intermediate U.S. Aggregate Index)

The Barclays Capital Intermediate U.S. Aggregate Index is an unmanaged index of fixed-income securities with medium term durations.
The unmanaged index is market-value weighted inclusive of accrued interest.

Lipper Money Market Funds Average

Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 354 mutual funds (as of March 31, 2008) classified by Lipper, Inc. in the Money Market category.

Merrill Lynch 1-3 Year U.S. Treasuries Index

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

Russell 1000® Index

The unmanaged Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

Russell 1000® Growth Index

The unmanaged Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index

The unmanaged Russell 2000® Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

                                                                  2

Russell 2000® Growth Index

The unmanaged Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index

The unmanaged Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index

The unmanaged Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap® Index

The unmanaged Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

Russell Midcap® Growth Index

The unmanaged Russell Midcap® Growth Index consists of stocks from the Russell Midcap® Index with a greater than average growth orientation.

Russell Midcap® Value Index

Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

Standard & Poor's 400 Index

The unmanaged Standard & Poor's 400 ("S&P 400") Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Standard & Poor's MidCap 400 Index

The unmanaged Standard & Poor's MidCap 400 ("S&P MidCap 400") Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

                                                                  3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The last six months have been an extraordinary investment period marked by remarkable share price volatility, unprecedented levels of federal government intervention in financial markets and large-scale unwinding of hedge fund positions. It was a period of rapid shifts in investor sentiment. Energy stocks, which soared in the second quarter of the year, gave back those gains in the third quarter as energy prices declined. In contrast, financial services stocks, which sank in the second quarter, rallied in the third quarter on speculation that the worst of the financial crisis was behind us. Equity markets were weak across the board, without regard to market capitalization or investment style. U.S. stocks, as measured by the S&P 500 Index, declined by (10.87)%. The global economic outlook also remained negative as interest rates, currency markets, consumer demand, energy prices and earnings downgrades resulted in both a loss of confidence among investors and increased risk aversion. Bonds outside of the Government category also suffered during the period as investors sought the safety of U.S. Treasuries. The Barclays Capital U.S. Aggregate Index posted a loss for the period of (1.50)%.

After overseeing the sale of Bear Stearns to rival J.P. Morgan earlier in the year, the U.S. Federal Reserve Board and the U.S.
Treasury were once again in the spotlight as the U.S. Government seized control of Freddie Mac and Fannie Mae, injected $85 billion of taxpayer money into AIG, passed on a rescue plan for Lehman Brothers, temporarily banned short selling on a large number of stocks and announced a massive rescue plan for the financial markets with a $700 billion price tag. The period ended with the largest bank failure in U.S. history as Washington Mutual sold most of its operations to JP Morgan Chase and Wachovia sold itself to
Wells Fargo.

Despite this challenging environment, many sub-advisers to Old Mutual Funds II point out that as investors eventually regain faith in the overall trajectory of both the U.S. and world economies, investment in long ignored equities with solid cash balances, reasonable debt levels and good growth prospects may be rewarded. In times of maximum uncertainty, opportunity exists to build positions in the highest quality businesses at prices that may offset the short term risks. The sub-advisers also believe that since the Presidential election is over, fiscal policy and the U.S. policy on energy will become more clear, leading the economy and dollar to show signs of improvement and stability.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in Old
Mutual Funds II. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                  4

OLD MUTUAL ADVANTAGE GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Provident Investment Counsel, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Advantage Growth Fund (the "Fund") underperformed its benchmark, the Russell 1000® Growth Index (the "Index"). The Fund's Institutional Class shares posted a (15.69)% return versus a (11.23)% return for the benchmark.

o    The Fund's slight underweight in the health care sector contributed positively to performance. An overweight position in the materials sector particularly detracted from Fund performance during the period. Within materials, the Fund's exposure to the chemicals industry, which includes fertilizer companies, hurt performance. Exposure to the energy sector also penalized the
     Fund's return due to an overweight position in oil and gas stocks. The Fund's underweight to consumer staples proved challenging to the Fund as investors became more defensive.

o    Among the individual stocks that contributed to Fund performance were athletic apparel company Nike, biotechnology firm Amgen, and pharmacy benefits manager Express Scripts.

o    Detractors from Fund performance during the period included computer hardware manufacturer Apple, Blackberry maker Research in
     Motion, and online travel service provider Priceline.com.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Advantage Growth Fund (the "Fund") underperformed its benchmark, the Russell 1000® Growth Index (the "Index"). The Fund's Institutional Class shares posted a (15.69)% return versus a (11.23)% return for the benchmark.

Q.   What investment environment did the Fund face during the past period?

A.   During the period, U.S. large-cap growth stocks posted negative returns and the Index declined. Within the growth benchmarks, most sectors posted strongly negative returns. Investor fear plagued the capital markets during the period and the financial markets remained volatile through much of the period as investors had to contend with the news of falling profits, weaker housing, job losses, higher inflation and the credit crisis. The third quarter of 2008 had the most dramatic affect on the market and the Fund. The financial markets experienced incredible volatility, highlighted by the dramatic changes within the financial industry in the last few days of September. Stocks were weak across the board for the third quarter, led lower by declines in developing and emerging markets, which were threatened by signs of weakness in global demand. Growth stocks were hit hardest, followed by mid-cap stocks and the technology laden NASDAQ. After peaking in mid July, commodities weakened considerably, and the dollar stabilized.

     Emerging markets have been a significant driver of global growth for the past few years, and have also been the major driver in the run-up in demand for a variety of commodities. Some sectors within the large-cap growth universe, such as materials and energy, have benefited from such strong international growth. Emerging market economies are now experiencing weakness.
     Inflation in many of these markets is running in the mid-double digit range, and has contributed to both a slowdown in consumer spending and sharp corrections in these stock markets.

Q.   Which market factors influenced the Fund's relative performance?

A.   Provident Investment Counsel, LLC ("Provident") notes that entering 2008, the Fund had holdings in many areas that were experiencing strong revenue and earnings growth due to their exposure to emerging economies. However, emerging economies are now experiencing weakness, and this detracted from Fund performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's slight underweight in the health care sector contributed positively to performance. An overweight position in the materials sector particularly detracted from Fund performance during the period. Within materials, the Fund's exposure to the chemicals industry, which includes fertilizer companies, hurt performance. Exposure to the energy sector also penalized the
     Fund's return due to an overweight position in oil and gas stocks. The Fund's underweight to consumer staples proved challenging to the Fund as investors became more defensive.

     Among the individual stocks that contributed to Fund performance were athletic apparel company Nike, biotechnology firm Amgen, and pharmacy benefits manager Express Scripts. Nike's relative outperformance was due to a solid performance despite a problematic retail environment and continued market share gains in a period highlighted by the summer Olympics. Amgen announced better than expected results from an osteoporosis drug, helping the company's stock. Express Scripts benefited as its shares were strong in the third quarter compared to other pharmacy benefits managers. On the other side of the equation, computer hardware manufacturer Apple, Blackberry maker Research in Motion, and online travel service provider Priceline.com, detracted from Fund performance. Apple was hurt due to concerns over slowdowns in consumer spending. Research in Motion underperformed due to a combination of slippage in new product introductions and margin compression, caused by management's objective of taking market share in the Smartphone market globally. Reduced European travel to the

Advantage Growth Fund

                                                                  6

Top Ten Holdings
as of September 30, 2008*

Apple                                                                        4.2%
___________________________________________________________________________________

Cisco Systems                                                                3.2%
___________________________________________________________________________________

Monsanto                                                                     2.8%
___________________________________________________________________________________

Praxair                                                                      2.6%
___________________________________________________________________________________

Procter & Gamble                                                             2.5%
___________________________________________________________________________________

Intuitive Surgical                                                           2.3%
___________________________________________________________________________________

PepsiCo                                                                      2.2%
___________________________________________________________________________________

Express Scripts                                                              2.1%
___________________________________________________________________________________

Gilead Sciences                                                              2.1%
___________________________________________________________________________________

Wal-Mart Stores                                                              2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            26.1%
___________________________________________________________________________________

* Excludes short-term money market fund.

     U.S. due to currency fluctuations and a weakening global economy, as well as investor fear of a future slowdown in domestic travel bookings for the same reasons, hurt Priceline.com.

Q.   What is the investment outlook for the large-cap growth equity market?

A.   Ashfield Capital Partners, LLC ("Ashfield") expects domestic earnings growth will slow in 2008, making companies that can sustain earnings relatively more attractive. Ashfield believes this will extend the recent popularity of large-cap growth stocks. Ashfield notes that many large growth companies receive more than half of their profits from overseas, and most are not debt dependent because of their size and international scope.

     Provident notes that the Fund has held meaningful positions in companies benefiting from superior growth overseas. It notes that many of these companies operate in the material, energy, machinery, and other industrial areas and that for quite some time, the Fund has been overweight these same industries. During the third quarter, Provident found that the fundamentals in some of these areas were beginning to deteriorate due to decelerating growth overseas as well as a strengthening U.S. dollar.
     As a result, Provident has reduced the Fund's exposure to the above mentioned industries.

     Provident notes that in this very difficult environment, it is focused on finding those growth companies that are taking market share and that will, in its view, emerge in a stronger position. Provident believes some of these companies may be found in the hardest-hit areas such as consumer discretionary. As a result, Provident increased the Fund's weight in this sector during the period. Provident has also increased the Fund's health care weighting which had been an underweight position. As a result,
     Provident notes that the Fund is more evenly spread across the primary growth sectors than has been the case in the recent past.

     Provident has concerns about the state of the U.S. economy and remains cautious. However, it believes that fiscal and monetary policy, as well as the deleveraging process, will at some point provide stability and a new foundation upon which the economy may again resume normal growth. Provident also believes that we are approaching a point in time where attractive long-term opportunities are presenting themselves and Provident will attempt to take advantage of these opportunities on behalf of the shareholders.

                                                                                                               Advantage Growth Fund

                                                                  7

OLD MUTUAL ADVANTAGE GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Cumulative
                                                                                              Inception    6 Month     Inception
                                                                                                Date       Return       to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                            11/19/07    (15.69)%     (26.90)%
Russell 1000® Growth Index                                                                     11/19/07    (11.23)%     (17.96)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.20% and 1.00%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Advantage Growth Fund - Institutional Class	Russell 1000® Growth Index
11/19/07	10,000	10,000
3/31/08	8,670	9,103
9/30/08	7,310	8,204

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.0%
Consumer Discretionary	9.4%
Consumer Staples	9.0%
Energy	8.8%
Financials	5.0%
Health Care	19.8%
Industrials	12.6%
Information Technology	26.9%
Materials	7.5%

                                                                  8

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.3%                                                       Computers - 7.6%
Aerospace/Defense - 0.6%                                                   Apple*                                        20,670   $      2,349
Boeing                                         6,173   $        354        Hewlett-Packard                               10,405            481
                                                       ______________      International Business Machines                6,310            738
                                                                           Research In Motion*                            9,903            676
Total Aerospace/Defense                                         354                                                               ______________
_____________________________________________________________________
                                                                           Total Computers                                               4,244
Agricultural Chemicals - 4.0%                                              _____________________________________________________________________
Monsanto                                      15,683          1,552
Potash Corp of Saskatchewan                    5,114            675        Consulting Services - 1.3%
                                                       ______________      Accenture, Cl A                                8,800            334
                                                                           FTI Consulting*                                5,435            393
Total Agricultural Chemicals                                  2,227                                                               ______________
_____________________________________________________________________
                                                                           Total Consulting Services                                       727
Apparel Manufacturers - 0.6%                                               _____________________________________________________________________
Polo Ralph Lauren                              2,300            153
VF                                             2,200            170        Cosmetics & Toiletries - 2.5%
                                                       ______________      Procter & Gamble                              20,345          1,418
                                                                                                                                  ______________
Total Apparel Manufacturers                                     323
_____________________________________________________________________      Total Cosmetics & Toiletries                                  1,418
                                                                           _____________________________________________________________________
Applications Software - 1.5%
Microsoft                                     31,225            833        Disposable Medical Products - 0.9%
                                                       ______________      C.R. Bard                                      5,310            504
                                                                                                                                  ______________
Total Applications Software                                     833
_____________________________________________________________________      Total Disposable Medical Products                               504
                                                                           _____________________________________________________________________
Athletic Footwear - 2.0%
Nike, Cl B                                    16,550          1,107        Diversified Manufacturing Operations - 1.8%
                                                       ______________      Danaher                                        5,540            384
                                                                           Illinois Tool Works                           14,330            637
Total Athletic Footwear                                       1,107                                                               ______________
_____________________________________________________________________
                                                                           Total Diversified Manufacturing Operations                    1,021
Beverages-Non-Alcoholic - 2.2%                                             _____________________________________________________________________
PepsiCo                                       17,445          1,243
                                                       ______________      E-Commerce/Services - 0.9%
                                                                           Priceline.com*                                 7,000            479
Total Beverages-Non-Alcoholic                                 1,243                                                               ______________
_____________________________________________________________________
                                                                           Total E-Commerce/Services                                       479
Brewery - 0.8%                                                             _____________________________________________________________________
Cia de Bebidas das Americas ADR                8,165            446
                                                       ______________      Electric Products-Miscellaneous - 0.7%
                                                                           Emerson Electric                              10,045            410
Total Brewery                                                   446                                                               ______________
_____________________________________________________________________
                                                                           Total Electric Products-Miscellaneous                           410
Cable TV - 0.9%                                                            _____________________________________________________________________
DIRECTV Group*                                19,104            500
                                                       ______________      Electronic Components-Semiconductors - 3.1%
                                                                           Broadcom, Cl A*                               21,800            406
Total Cable TV                                                  500        Intel                                         43,470            814
_____________________________________________________________________      Texas Instruments                             22,980            494
                                                                                                                                  ______________
Chemicals-Specialty - 0.9%
Ecolab                                        10,945            531        Total Electronic Components-Semiconductors                    1,714
                                                       ______________      _____________________________________________________________________

Total Chemicals-Specialty                                       531        Electronic Connectors - 1.0%
_____________________________________________________________________      Amphenol, Cl A                                14,387            577
                                                                                                                                  ______________
Commercial Services-Finance - 1.3%
MasterCard, Cl A                               4,025            714        Total Electronic Connectors                                     577
                                                       ______________      _____________________________________________________________________

Total Commercial Services-Finance                               714        Energy-Alternate Sources - 0.5%
_____________________________________________________________________      Covanta Holding*                              11,410            273
                                                                                                                                  ______________
Computer Aided Design - 0.5%
Ansys*                                         7,200            273        Total Energy-Alternate Sources                                  273
                                                       ______________      _____________________________________________________________________

Total Computer Aided Design                                     273        Engineering/R&D Services - 1.6%
_____________________________________________________________________      ABB ADR                                       18,700            363
                                                                           Jacobs Engineering Group*                      7,235            393
Computer Services - 0.4%                                                   McDermott International*                       6,424            164
Cognizant Technology Solutions, Cl A*         11,030            252                                                               ______________
                                                       ______________
                                                                           Total Engineering/R&D Services                                  920
Total Computer Services                                         252        _____________________________________________________________________
_____________________________________________________________________

                                                                  9

OLD MUTUAL ADVANTAGE GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Engines-Internal Combustion - 0.5%                                         Medical Information Systems - 0.9%
Cummins                                        5,951   $        260        Cerner*                                       10,662   $        476
                                                       ______________                                                             ______________

Total Engines-Internal Combustion                               260        Total Medical Information Systems                               476
_____________________________________________________________________      _____________________________________________________________________

Entertainment Software - 0.7%                                              Medical Instruments - 4.2%
Electronic Arts*                              11,145            412        Edwards Lifesciences*                         18,600          1,074
                                                       ______________      Intuitive Surgical*                            5,215          1,257
                                                                                                                                  ______________
Total Entertainment Software                                    412
_____________________________________________________________________      Total Medical Instruments                                     2,331
                                                                           _____________________________________________________________________
Fiduciary Banks - 1.5%
Northern Trust                                 6,591            476        Medical Products - 4.7%
State Street                                   5,885            335        Henry Schein*                                 11,540            621
                                                       ______________      Johnson & Johnson                             10,850            752
                                                                           Stryker                                       12,380            771
Total Fiduciary Banks                                           811        Varian Medical Systems*                        8,378            479
_____________________________________________________________________                                                             ______________

Finance-Investment Banker/Broker - 0.6%                                    Total Medical Products                                        2,623
Charles Schwab                                12,670            329        _____________________________________________________________________
                                                       ______________
                                                                           Medical-Biomedical/Genetic - 3.7%
Total Finance-Investment Banker/Broker                          329        Amgen*                                        14,920            884
_____________________________________________________________________      Gilead Sciences*                              25,395          1,157
                                                                                                                                  ______________
Industrial Gases - 2.6%
Praxair                                       19,888          1,427        Total Medical-Biomedical/Genetic                              2,041
                                                       ______________      _____________________________________________________________________

Total Industrial Gases                                        1,427        Medical-Drugs - 2.6%
_____________________________________________________________________      Abbott Laboratories                           12,635            728
                                                                           Cephalon*                                      6,200            480
Instruments-Scientific - 0.6%                                              Novo Nordisk ADR                               5,200            266
Thermo Fisher Scientific*                      6,270            345                                                               ______________
                                                       ______________
                                                                           Total Medical-Drugs                                           1,474
Total Instruments-Scientific                                    345        _____________________________________________________________________
_____________________________________________________________________
                                                                           Metal Processors & Fabricators - 1.1%
Internet Content-Information/News - 0.4%                                   Precision Castparts                            7,852            619
Baidu.com ADR*                                 1,000            248                                                               ______________
                                                       ______________
                                                                           Total Metal Processors & Fabricators                            619
Total Internet Content-Information/News                         248        _____________________________________________________________________
_____________________________________________________________________
                                                                           Networking Products - 3.2%
Investment Management/Advisory Services - 1.1%                             Cisco Systems*                                78,651          1,774
T Rowe Price Group                            11,631            625                                                               ______________
                                                       ______________
                                                                           Total Networking Products                                     1,774
Total Investment Management/Advisory Services                   625        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil & Gas Drilling - 0.8%
Life/Health Insurance - 0.6%                                               Transocean*                                    3,938            433
Manulife Financial                             8,855            325                                                               ______________
                                                       ______________
                                                                           Total Oil & Gas Drilling                                        433
Total Life/Health Insurance                                     325        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 0.4%
Machinery-Construction & Mining - 0.3%                                     Southwestern Energy*                           8,120            248
Terex*                                         5,140            157                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Exploration & Production                    248
Total Machinery-Construction & Mining                           157        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Integrated - 1.7%
Machinery-Farm - 0.4%                                                      Murphy Oil                                     4,075            261
AGCO*                                          4,685            200        Petroleo Brasileiro ADR                       15,376            676
                                                       ______________                                                             ______________

Total Machinery-Farm                                            200        Total Oil Companies-Integrated                                  937
_____________________________________________________________________      _____________________________________________________________________

Machinery-Pumps - 1.9%
Flowserve                                     11,935          1,059
                                                       ______________

Total Machinery-Pumps                                         1,059
_____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Field Machinery & Equipment - 1.5%                                     Semiconductor Components-Integrated Circuits - 0.8%
Cameron International*                        11,955   $        461        Marvell Technology Group*                     46,900   $        436
National Oilwell Varco*                        7,905            397                                                               ______________
                                                       ______________
                                                                           Total Semiconductor Components-Integrated Circuits              436
Total Oil Field Machinery & Equipment                           858        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telecommunications Equipment-Fiber Optics - 0.6%
Oil-Field Services - 4.3%                                                  Corning                                       21,380            334
Halliburton                                   14,125            458                                                               ______________
Schlumberger                                  12,469            974
Smith International                            8,265            485        Total Telecommunications Equipment-Fiber Optics                 334
Weatherford International*                    19,528            491        _____________________________________________________________________
                                                       ______________
                                                                           Transport-Rail - 1.2%
Total Oil-Field Services                                      2,408        Burlington Northern Santa Fe                   7,450            689
_____________________________________________________________________                                                             ______________

Pharmacy Services - 2.1%                                                   Total Transport-Rail                                            689
Express Scripts*                              15,955          1,178        _____________________________________________________________________
                                                       ______________
                                                                           Transport-Services - 0.6%
Total Pharmacy Services                                       1,178        Expeditors International of Washington         9,700            338
_____________________________________________________________________                                                             ______________

Retail-Apparel/Shoe - 0.9%                                                 Total Transport-Services                                        338
Guess?                                        14,445            503        _____________________________________________________________________
                                                       ______________
                                                                           Transport-Truck - 0.5%
Total Retail-Apparel/Shoe                                       503        JB Hunt Transport Services                     9,000            300
_____________________________________________________________________                                                             ______________

Retail-Computer Equipment - 0.4%                                           Total Transport-Truck                                           300
GameStop, Cl A*                                6,535            224        _____________________________________________________________________
                                                       ______________
                                                                           Web Hosting/Design - 1.3%
Total Retail-Computer Equipment                                 224        Equinix*                                      10,100            702
_____________________________________________________________________                                                             ______________

Retail-Discount - 2.0%                                                     Total Web Hosting/Design                                        702
Wal-Mart Stores                               19,100          1,144        _____________________________________________________________________
                                                       ______________
                                                                           Web Portals/ISP - 2.0%
Total Retail-Discount                                         1,144        Google, Cl A*                                  2,854          1,143
_____________________________________________________________________                                                             ______________

Retail-Drug Store - 1.4%                                                   Total Web Portals/ISP                                         1,143
CVS/Caremark                                  22,964            773        _____________________________________________________________________
                                                       ______________
                                                                           Wireless Equipment - 1.7%
Total Retail-Drug Store                                         773        Nokia ADR                                     13,975            261
_____________________________________________________________________      Qualcomm                                      15,920            684
                                                                                                                                  ______________
Retail-Jewelry - 1.0%
Tiffany                                       16,305            579        Total Wireless Equipment                                        945
                                                       ______________                                                             ______________

Total Retail-Jewelry                                            579        Total Common Stock (Cost $57,534)                            54,958
_____________________________________________________________________      _____________________________________________________________________

Retail-Major Department Store - 0.4%                                       Money Market Fund - 1.0%
TJX                                            7,200            220        Dreyfus Cash Management Fund,
                                                       ______________         Institutional Class, 2.683% (A)           566,077            566
                                                                                                                                  ______________
Total Retail-Major Department Store                             220
_____________________________________________________________________      Total Money Market Fund (Cost $566)                             566
                                                                           _____________________________________________________________________
Retail-Restaurants - 2.3%
Burger King Holdings                          28,800            707        Total Investments - 99.3% (Cost $58,100)                     55,524
McDonald's                                     9,250            571        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.7%                        364
Total Retail-Restaurants                                      1,278        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     55,888
S&L/Thrifts-Eastern US - 1.2%                                              _____________________________________________________________________
People's United Financial                     34,400            662
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 149.
Total S&L/Thrifts-Eastern US                                    662
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 11

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Analytic U. S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index. The Fund's Class Z shares posted a (13.50)% return versus a (10.87)% return for the benchmark.

o    Stock selection within the energy, financials and consumer discretionary sectors contributed positively to the Fund's performance, while stock selection in the industrials, information technology and utilities sectors detracted from the Fund's performance.

o    Long positions in brokerage firm Charles Schwab and financial services firm Merrill Lynch, as well as a short position in aluminum producer Century Aluminum, contributed positively to Fund performance.

o    Long positions in electricity provider Reliant Energy, computer software vendor Sun Microsystems, and glass maker Corning, all detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index. The Fund's Class Z shares posted a (13.50)% return versus a (10.87)% return for the benchmark.
     Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past period?

A.   Investor behavior during the first months of the period was consistent with past periods. As a result, the investment process of Analytic Investors, LLC ("Analytic") emphasized companies with attractive valuation characteristics. As the nature of the market changed in the middle of July, however, Analytic saw a reversal of trends, and a lack of persistency through the remainder of the period. The failure of some of the world's largest financial institutions weighed heavily on the stock market.
     The defeat of the Emergency Economic Stabilization Act of 2008 in the U.S. House of Representatives at the end of the period sparked a sharp drop in the market, erasing more than $1 trillion in equity market value. The steep one-day decline harmed stock returns for the period. Furthermore, volatility spiked in September. As persistency waned, it was difficult to add value.

     One of the major factors that detracted from performance was momentum. Momentum was performing positively during the beginning of the period, until it hit a complete reversal in July on the day the U.S. Securities and Exchange Commission placed a restriction on short selling certain securities as large institutions announced bankruptcies. The negative impact was seen uniformly across all regions and sectors.

Q.   Which market factors influenced the Fund's relative performance?

A.   Analytic's process is based on the premise that investor behavior changes, but changes slowly, and is persistent from month to month. Thus, market inconsistency presented a challenging environment to add value. Economic uncertainty ruled the period, while investor sentiment swung between optimism and pessimism. In this atmosphere, dispersion rallied and persistence waned.
     Valuation factors such as cash flow to price and sales to price attracted investors and were rewarded during the period. As such, positive exposures to these factors added value. Conversely, negative exposure to dividend yield, a factor that exhibited positive returns during the end of the period - a stark reversal from the first half of 2008 - contributed negatively to performance. In contrast, growth factors such as recent earnings per share growth and growth in profitability, both with positive exposures in the Fund, were penalized during the period and detracted from performance. Positive exposures to momentum factors contributed negatively, as stocks with above average momentum exposures underperformed dramatically. Continuing a quality trend however, factors such as asset utilization were rewarded during the period while highly leveraged stocks largely underperformed their peers.

Analytic U.S. Long/Short Fund

                                                                 12

Top Ten Holdings
as of September 30, 2008

Exxon Mobil                                                                 5.5%
___________________________________________________________________________________

Chevron                                                                     3.5%
___________________________________________________________________________________

Hewlett-Packard                                                             3.4%
___________________________________________________________________________________

AT&T                                                                        2.7%
___________________________________________________________________________________

Cardinal Health                                                             2.7%
___________________________________________________________________________________

McKesson                                                                    2.6%
___________________________________________________________________________________

JPMorgan Chase                                                              2.4%
___________________________________________________________________________________

Microsoft                                                                   2.2%
___________________________________________________________________________________

Medco Health Solutions                                                      2.1%
___________________________________________________________________________________

Boston Properties                                                           2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          29.2%
___________________________________________________________________________________

* Top ten holdings are all long positions.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the energy, financials and consumer discretionary sectors contributed positively to the Fund's performance, while stock selection in the industrials, information technology and utilities sectors detracted from the Fund's performance.

     Long positions in brokerage firm Charles Schwab and financial services firm Merrill Lynch, as well as a short position in aluminum producer Century Aluminum, contributed positively to Fund performance. Charles Schwab benefited as it had little exposure to subprime lending or mortgage-backed securities, thus driving in new customers and strong trading activity. The news that Merrill Lynch would be acquired by Bank of America helped the company's stock to outperform. Century Aluminum reported a net loss of $2.3 million for the second quarter of 2008, causing its stock to decline. On the other side of the equation, long positions in electricity provider Reliant Energy, computer software vendor Sun Microsystems, and glass maker Corning, all detracted from Fund performance. Reliant Energy's shares plummeted as the company cut its 2008 profit forecast due to Hurricane
     Ike and lower commodity prices. Sun Microsystems was hurt when it reported a net loss of $34 million and that up to 2,500 jobs may be cut. Corning warned that third quarter glass sales volume was worse than expected and said it was cutting spending and stopping outside hiring.

Q.   What is the investment outlook for the U.S. equity market?

A.   Analytic intends to continue to emphasize stocks with attractive cash flow to price ratios and asset utilization. Analytic also intends to focus on select companies with above average five month returns, while de-emphasizing companies with higher than average trading volume. Analytic further anticipates continuing to emphasize companies with above average historical earnings to price ratios, while moving away from companies with high financial leverage and above average market growth.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this holds going forward, Analytic believes the Fund could benefit from being properly positioned towards stocks with characteristics favored by investors.

                                                                                                       Analytic U.S. Long/Short Fund

                                                                 13

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                       Annualized     Annualized     Annualized
                                                  Inception     6 Month     1 Year       5 Year        10 Year       Inception
                                                     Date       Return      Return       Return        Return         to Date
____________________________________________________________________________________________________________________________________

Class Z*                                          07/01/93      (13.50)%   (22.95)%      5.69%          3.39%          8.72%
Class A with load                                 07/31/03      (18.61)%   (27.60)%      4.16%           n/a           4.37%
Class A without load                              07/31/03      (13.67)%   (23.16)%      5.40%           n/a           5.58%
Class C with load                                 07/31/03      (14.86)%   (24.55)%      4.61%           n/a           4.78%
Class C without load                              07/31/03      (14.00)%   (23.79)%      4.61%           n/a           4.78%
Institutional Class                               12/20/06 (1)  (13.37)%   (22.76)%       n/a            n/a          (9.11)%
S&P 500 Index                                     07/01/93      (10.87)%   (21.98)%      5.17%          3.06%          8.46%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic
    Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.84% and
1.46%; 2.76% and 1.88%; 3.11% and 2.67%; and 1.64% and 1.48%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic U.S. Long/Short Fund – Class Z	S&P 500 Index
3/31/98	10,000	10,000
3/31/99	12,218	11,846
3/31/00	14,315	13,971
3/31/01	11,872	10,943
3/31/02	12,172	10,969
3/31/03	8,662	8,253
3/31/04	11,651	11,152
3/31/05	12,640	11,898
3/31/06	14,051	13,293
3/31/07	17,105	14,866
3/31/08	15,828	14,111
9/30/08	13,691	12,577

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.6%
Consumer Discretionary	9.2%
Consumer Staples	8.7%
Energy	13.4%
Financials	16.5%
Health Care	14.0%
Industrials	13.3%
Information Technology	15.1%
Materials	2.3%
Telecommunications Services	3.6%
U.S. Government Obligations	0.6%
Utilities	1.7%

                                                                 14

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 113.6%                                                      Building-Residential/Commercial - 0.1%
Advertising Agencies - 0.1%                                                NVR*                                             288   $        165
Interpublic Group*                            17,142   $        133                                                               ______________
                                                       ______________
                                                                           Total Building-Residential/Commercial                           165
Total Advertising Agencies                                      133        _____________________________________________________________________
_____________________________________________________________________
                                                                           Cable TV - 1.9%
Aerospace/Defense - 3.9%                                                   Comcast, Cl A (D)                            171,510          3,367
Boeing (D)                                    81,592          4,679        DISH Network, Cl A*                           13,923            292
Lockheed Martin                               21,594          2,368        Time Warner Cable, Cl A*                      10,484            254
Raytheon                                      16,751            896                                                               ______________
                                                       ______________
                                                                           Total Cable TV                                                3,913
Total Aerospace/Defense                                       7,943        _____________________________________________________________________
_____________________________________________________________________
                                                                           Cellular Telecommunications - 0.8%
Agricultural Chemicals - 0.6%                                              MetroPCS Communications*                      13,176            184
CF Industries Holdings (D)                     6,284            575        NII Holdings*                                 19,545            741
Terra Industries                              19,531            574        US Cellular*                                  16,516            775
                                                       ______________                                                             ______________

Total Agricultural Chemicals                                  1,149        Total Cellular Telecommunications                             1,700
_____________________________________________________________________      _____________________________________________________________________

Agricultural Operations - 1.2%                                             Chemicals-Diversified - 0.3%
Archer-Daniels-Midland (D)                   113,361          2,484        Dow Chemical                                  16,528            525
                                                       ______________                                                             ______________

Total Agricultural Operations                                 2,484        Total Chemicals-Diversified                                     525
_____________________________________________________________________      _____________________________________________________________________

Airlines - 1.0%                                                            Chemicals-Specialty - 0.3%
Southwest Airlines                           137,319          1,993        Ashland (D)                                    1,090             32
                                                       ______________      Cabot (D)                                      4,797            152
                                                                           Ecolab                                         9,438            458
Total Airlines                                                1,993                                                               ______________
_____________________________________________________________________
                                                                           Total Chemicals-Specialty                                       642
Applications Software - 2.6%                                               _____________________________________________________________________
Microsoft                                    198,018          5,285
                                                       ______________      Coal - 0.5%
                                                                           Arch Coal (D)                                 19,958            656
Total Applications Software                                   5,285        Foundation Coal Holdings                      10,192            363
_____________________________________________________________________                                                             ______________

Athletic Footwear - 0.1%                                                   Total Coal                                                    1,019
Nike, Cl B                                     3,494            234        _____________________________________________________________________
                                                       ______________
                                                                           Commercial Banks-Central US - 0.1%
Total Athletic Footwear                                         234        Associated Banc-Corp (D)                       9,827            196
_____________________________________________________________________      BOK Financial (D)                                906             44
                                                                                                                                  ______________
Auto/Truck Parts & Equipment-Original - 0.2%
TRW Automotive Holdings*                      31,513            501        Total Commercial Banks-Central US                               240
                                                       ______________      _____________________________________________________________________

Total Auto/Truck Parts & Equipment-Original                     501        Commercial Banks-Southern US - 0.9%
_____________________________________________________________________      Bancorpsouth (D)                               2,630             74
                                                                           BB&T (D)                                      40,896          1,546
Auto-Cars/Light Trucks - 1.3%                                              Popular                                        1,968             16
Ford Motor*                                  510,963          2,657        Regions Financial                             16,925            162
                                                       ______________                                                             ______________

Total Auto-Cars/Light Trucks                                  2,657        Total Commercial Banks-Southern US                            1,798
_____________________________________________________________________      _____________________________________________________________________

Beverages-Wine/Spirits - 0.3%                                              Commercial Banks-Western US - 0.1%
Brown-Forman, Cl B (D)                         8,519            612        Bank of Hawaii (D)                             2,978            159
                                                       ______________                                                             ______________

Total Beverages-Wine/Spirits                                    612        Total Commercial Banks-Western US                               159
_____________________________________________________________________      _____________________________________________________________________

Brewery - 1.5%
Anheuser-Busch (D)                            10,779            699
Molson Coors Brewing, Cl B                    50,578          2,365
                                                       ______________

Total Brewery                                                 3,064
_____________________________________________________________________

                                                                 15

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Services - 1.0%                                                 Electronic Components-Miscellaneous - 0.4%
Iron Mountain*                                 5,314   $        130        AVX (D)                                        9,831   $        100
Quanta Services*                              70,494          1,904        Jabil Circuit                                 38,824            370
                                                       ______________      Tyco Electronics                              13,636            377
                                                                                                                                  ______________
Total Commercial Services                                     2,034
_____________________________________________________________________      Total Electronic Components-Miscellaneous                       847
                                                                           _____________________________________________________________________
Commercial Services-Finance - 2.4%
H&R Block (D)                                 77,372          1,760        Electronic Components-Semiconductors - 2.5%
Lender Processing Services                    11,538            352        Fairchild Semiconductor International*         6,873             61
MasterCard, Cl A                              14,920          2,646        Intel                                         18,563            348
Western Union                                  3,601             89        Micron Technology*                            22,774             92
                                                       ______________      Texas Instruments                            212,454          4,568
                                                                                                                                  ______________
Total Commercial Services-Finance                             4,847
_____________________________________________________________________      Total Electronic Components-Semiconductors                    5,069
                                                                           _____________________________________________________________________
Computer Services - 0.1%
Unisys*                                       45,387            125        Electronic Measuring Instruments - 0.2%
                                                       ______________      Flir Systems*                                  8,145            313
                                                                                                                                  ______________
Total Computer Services                                         125
_____________________________________________________________________      Total Electronic Measuring Instruments                          313
                                                                           _____________________________________________________________________
Computers - 4.9%
Hewlett-Packard                              173,352          8,016        Engineering/R&D Services - 2.5%
Sun Microsystems*                            269,231          2,046        Aecom Technology* (D)                          3,338             82
                                                       ______________      Fluor                                         23,838          1,328
                                                                           Jacobs Engineering Group*                     43,496          2,362
Total Computers                                              10,062        KBR                                           77,840          1,189
_____________________________________________________________________      URS*                                           2,361             87
                                                                                                                                  ______________
Consulting Services - 0.8%
Accenture, Cl A                               45,484          1,728        Total Engineering/R&D Services                                5,048
                                                       ______________      _____________________________________________________________________

Total Consulting Services                                     1,728        Engines-Internal Combustion - 1.2%
_____________________________________________________________________      Cummins                                       57,039          2,494
                                                                                                                                  ______________
Cosmetics & Toiletries - 1.7%
Bare Escentuals* (D)                           3,801             41        Total Engines-Internal Combustion                             2,494
Procter & Gamble                              50,592          3,526        _____________________________________________________________________
                                                       ______________
                                                                           Enterprise Software/Services - 0.2%
Total Cosmetics & Toiletries                                  3,567        CA (D)                                        23,242            464
_____________________________________________________________________                                                             ______________

Diagnostic Kits - 0.0%                                                     Total Enterprise Software/Services                              464
Idexx Laboratories*                              841             46        _____________________________________________________________________
                                                       ______________
                                                                           Entertainment Software - 0.3%
Total Diagnostic Kits                                            46        Activision Blizzard* (D)                      21,586            333
_____________________________________________________________________      Electronic Arts*                               6,598            244
                                                                                                                                  ______________
Diversified Manufacturing Operations - 2.0%
General Electric                             108,818          2,775        Total Entertainment Software                                    577
Illinois Tool Works                           11,963            532        _____________________________________________________________________
Parker Hannifin                                4,717            250
Pentair                                        4,788            166        Fiduciary Banks - 2.0%
Tyco International                             7,487            262        Bank of New York Mellon (D)                  109,290          3,561
                                                       ______________      Northern Trust                                 8,284            598
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                    3,985
_____________________________________________________________________      Total Fiduciary Banks                                         4,159
                                                                           _____________________________________________________________________
Electric Products-Miscellaneous - 0.5%
Molex                                         47,393          1,064        Filtration/Separation Products - 0.0%
                                                       ______________      Donaldson                                      2,085             87
                                                                                                                                  ______________
Total Electric Products-Miscellaneous                         1,064
_____________________________________________________________________      Total Filtration/Separation Products                             87
                                                                           _____________________________________________________________________
Electric-Integrated - 0.1%
Allegheny Energy (D)                           1,037             38        Finance-Credit Card - 0.2%
DPL                                            7,179            178        Discover Financial Services                   34,252            473
                                                       ______________                                                             ______________

Total Electric-Integrated                                       216        Total Finance-Credit Card                                       473
_____________________________________________________________________      _____________________________________________________________________

                                                                 16

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Finance-Investment Banker/Broker - 5.5%                                    Independent Power Producer - 1.8%
Charles Schwab                               186,922   $      4,860        Calpine* (D)                                 167,950   $      2,183
JPMorgan Chase                               123,709          5,777        Reliant Energy*                              215,522          1,584
Merrill Lynch                                 21,815            552                                                               ______________
                                                       ______________
                                                                           Total Independent Power Producer                              3,767
Total Finance-Investment Banker/Broker                       11,189        _____________________________________________________________________
_____________________________________________________________________
                                                                           Instruments-Scientific - 0.8%
Finance-Other Services - 2.2%                                              Applied Biosystems (D)                        50,209          1,720
CME Group (D)                                    690            256                                                               ______________
Nasdaq OMX Group*                             11,561            353
NYSE Euronext                                 96,820          3,793        Total Instruments-Scientific                                  1,720
                                                       ______________      _____________________________________________________________________

Total Finance-Other Services                                  4,402        Internet Content-Information/News - 0.1%
_____________________________________________________________________      HLTH*                                         22,901            262
                                                                                                                                  ______________
Food-Confectionery - 0.1%
WM Wrigley Jr.                                 1,636            130        Total Internet Content-Information/News                         262
                                                       ______________      _____________________________________________________________________

Total Food-Confectionery                                        130        Investment Management/Advisory Services - 1.6%
_____________________________________________________________________      Blackrock (D)                                  2,770            539
                                                                           Janus Capital Group                          112,019          2,720
Food-Meat Products - 1.4%                                                                                                         ______________
Tyson Foods, Cl A                            247,794          2,959
                                                       ______________      Total Investment Management/Advisory Services                 3,259
                                                                           _____________________________________________________________________
Total Food-Meat Products                                      2,959
_____________________________________________________________________      Machinery-General Industry - 0.0%
                                                                           Manitowoc                                      2,495             39
Food-Wholesale/Distribution - 2.0%                                                                                                ______________
SYSCO                                        130,745          4,031
                                                       ______________      Total Machinery-General Industry                                 39
                                                                           _____________________________________________________________________
Total Food-Wholesale/Distribution                             4,031
_____________________________________________________________________      Machinery-Pumps - 0.4%
                                                                           Flowserve                                      8,435            749
Forestry - 0.3%                                                            Graco                                            311             11
Plum Creek Timber                             11,081            552                                                               ______________
                                                       ______________
                                                                           Total Machinery-Pumps                                           760
Total Forestry                                                  552        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Information Systems - 0.3%
Funeral Services & Related Items - 0.1%                                    Cerner* (D)                                   15,071            673
Service Corp International                    19,358            162                                                               ______________
                                                       ______________
                                                                           Total Medical Information Systems                               673
Total Funeral Services & Related Items                          162        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Instruments - 0.2%
Gold Mining - 0.1%                                                         Edwards Lifesciences*                          6,453            373
Newmont Mining                                 5,836            226                                                               ______________
                                                       ______________
                                                                           Total Medical Instruments                                       373
Total Gold Mining                                               226        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Labs & Testing Services - 0.2%
Health Care Cost Containment - 3.1%                                        Quest Diagnostics                              9,734            503
McKesson                                     116,091          6,247                                                               ______________
                                                       ______________
                                                                           Total Medical Labs & Testing Services                           503
Total Health Care Cost Containment                            6,247        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 1.9%
Hospital Beds/Equipment - 0.0%                                             Baxter International (D)                       8,784            576
Hill-Rom Holdings                              1,318             40        Johnson & Johnson                             11,045            765
                                                       ______________      Stryker                                       41,287          2,572
                                                                                                                                  ______________
Total Hospital Beds/Equipment                                    40
_____________________________________________________________________      Total Medical Products                                        3,913
                                                                           _____________________________________________________________________
Hotels & Motels - 0.4%
Wyndham Worldwide                             51,371            807        Medical-Biomedical/Genetic - 1.2%
                                                       ______________      Abraxis Bioscience* (D)                          134              9
                                                                           Amgen* (D)                                    27,835          1,650
Total Hotels & Motels                                           807        Genentech*                                     9,259            821
_____________________________________________________________________                                                             ______________

Human Resources - 0.2%                                                     Total Medical-Biomedical/Genetic                              2,480
Manpower                                       7,674            331        _____________________________________________________________________
                                                       ______________

Total Human Resources                                           331
_____________________________________________________________________

                                                                 17

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 0.2%                                                       Oil Companies-Exploration & Production - 1.4%
Sepracor*                                     24,805   $        454        Occidental Petroleum                          11,249   $        793
                                                       ______________      Pioneer Natural Resources                     14,612            764
                                                                           Quicksilver Resources*                        14,720            289
Total Medical-Drugs                                             454        Southwestern Energy*                          28,529            871
_____________________________________________________________________      Whiting Petroleum*                             1,624            116
                                                                                                                                  ______________
Medical-HMO - 0.7%
Aetna (D)                                     21,695            783        Total Oil Companies-Exploration & Production                  2,833
Cigna (D)                                     13,958            474        _____________________________________________________________________
Humana*                                        3,036            125
                                                       ______________      Oil Companies-Integrated - 10.8%
                                                                           Chevron (D)                                  100,051          8,252
Total Medical-HMO                                             1,382        ConocoPhillips (D)                            10,540            772
_____________________________________________________________________      Exxon Mobil                                  167,179         12,983
                                                                                                                                  ______________
Medical-Hospitals - 0.1%
Health Management Associates, Cl A*           12,182             51        Total Oil Companies-Integrated                               22,007
Tenet Healthcare*                             31,628            176        _____________________________________________________________________
                                                       ______________
                                                                           Oil-Field Services - 2.9%
Total Medical-Hospitals                                         227        Baker Hughes (D)                               3,579            217
_____________________________________________________________________      Halliburton                                  110,649          3,584
                                                                           Schlumberger                                  26,462          2,066
Medical-Wholesale Drug Distributors - 4.8%                                                                                        ______________
AmerisourceBergen (D)                         93,398          3,516
Cardinal Health (D)                          128,799          6,347        Total Oil-Field Services                                      5,867
                                                       ______________      _____________________________________________________________________

Total Medical-Wholesale Drug Distributors                     9,863        Paper & Related Products - 0.3%
_____________________________________________________________________      Rayonier                                      11,172            529
                                                                                                                                  ______________
Metal Processors & Fabricators - 0.2%
Timken                                        12,413            352        Total Paper & Related Products                                  529
                                                       ______________      _____________________________________________________________________

Total Metal Processors & Fabricators                            352        Pharmacy Services - 2.5%
_____________________________________________________________________      Medco Health Solutions*                      111,713          5,027
                                                                                                                                  ______________
Multi-line Insurance - 0.8%
Genworth Financial, Cl A                       4,448             38        Total Pharmacy Services                                       5,027
Loews                                         41,955          1,657        _____________________________________________________________________
                                                       ______________
                                                                           Power Conversion/Supply Equipment - 0.0%
Total Multi-line Insurance                                    1,695        Hubbell, Cl B                                    881             31
_____________________________________________________________________                                                             ______________

Multimedia - 3.3%                                                          Total Power Conversion/Supply Equipment                          31
McGraw-Hill                                    4,974            157        _____________________________________________________________________
News, Cl A                                   290,505          3,483
Time Warner                                  243,928          3,198        Property/Casualty Insurance - 0.9%
                                                       ______________      Alleghany* (D)                                   133             49
                                                                           Travelers                                     41,036          1,855
Total Multimedia                                              6,838                                                               ______________
_____________________________________________________________________
                                                                           Total Property/Casualty Insurance                             1,904
Music - 0.0%                                                               _____________________________________________________________________
Warner Music Group                             2,961             23
                                                       ______________      REITs-Office Property - 2.4%
                                                                           Boston Properties (D)                         52,514          4,918
Total Music                                                      23                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Office Property                                   4,918
Non-Hazardous Waste Disposal - 0.1%                                        _____________________________________________________________________
Waste Management                               9,094            286
                                                       ______________      REITs-Shopping Centers - 0.1%
                                                                           Federal Realty Investment Trust                3,520            301
Total Non-Hazardous Waste Disposal                              286        Kimco Realty                                     102              4
_____________________________________________________________________                                                             ______________

Office Furnishings-Original - 0.0%                                         Total REITs-Shopping Centers                                    305
Steelcase, Cl A                                4,277             46        _____________________________________________________________________
                                                       ______________
                                                                           REITs-Storage - 0.4%
Total Office Furnishings-Original                                46        Public Storage                                 7,233            716
_____________________________________________________________________                                                             ______________

                                                                           Total REITs-Storage                                             716
                                                                           _____________________________________________________________________

                                                                 18

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)                                                Shares/Face
_____________________________________________________________________      Description                             Amount (000)    Value (000)
                                                                           _____________________________________________________________________
Retail-Automobile - 0.1%
Carmax* (D)                                    9,149   $        128        Transport-Rail - 0.8%
                                                       ______________      CSX (D)                                       15,985   $        872
                                                                           Union Pacific                                  9,362            666
Total Retail-Automobile                                         128                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Rail                                          1,538
Retail-Discount - 2.6%                                                     _____________________________________________________________________
Big Lots* (D)                                 95,334          2,653
BJ's Wholesale Club* (D)                       2,628            102        Transport-Services - 2.3%
Costco Wholesale (D)                           9,619            625        CH Robinson Worldwide (D)                     32,967          1,680
Wal-Mart Stores                               31,012          1,857        FedEx                                         31,467          2,487
                                                       ______________      United Parcel Service, Cl B                    7,212            454
                                                                           UTI Worldwide                                  3,218             55
Total Retail-Discount                                         5,237                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Services                                      4,676
Retail-Regional Department Store - 0.0%                                    _____________________________________________________________________
Dillard's, Cl A                                5,229             62
                                                       ______________      Water - 0.0%
                                                                           Aqua America (D)                                  89              2
Total Retail-Regional Department Store                           62                                                               ______________
_____________________________________________________________________
                                                                           Total Water                                                       2
S&L/Thrifts-Central US - 0.0%                                              _____________________________________________________________________
TFS Financial                                  4,096             51
                                                       ______________      Water Treatment Systems - 0.6%
                                                                           Nalco Holding                                 65,646          1,217
Total S&L/Thrifts-Central US                                     51                                                               ______________
_____________________________________________________________________
                                                                           Total Water Treatment Systems                                 1,217
Steel-Producers - 0.9%                                                     _____________________________________________________________________
AK Steel Holding (D)                          67,232          1,743
                                                       ______________      Web Portals/ISP - 0.8%
                                                                           Google, Cl A*                                  3,240          1,298
Total Steel-Producers                                         1,743        Sohu.com*                                      2,493            139
_____________________________________________________________________      Yahoo!*                                       14,324            248
                                                                                                                                  ______________
Super-Regional Banks-US - 1.4%
Bank of America (D)                           15,728            550        Total Web Portals/ISP                                         1,685
Wells Fargo                                   60,146          2,257        _____________________________________________________________________
                                                       ______________
                                                                           Wire & Cable Products - 0.0%
Total Super-Regional Banks-US                                 2,807        General Cable*                                 1,078             38
_____________________________________________________________________                                                             ______________

Telecommunications Equipment-Fiber Optics - 1.9%                           Total Wire & Cable Products                                      38
Corning (D)                                  252,532          3,950        _____________________________________________________________________
                                                       ______________
                                                                           Wireless Equipment - 0.7%
Total Telecommunications Equipment-Fiber Optics               3,950        Motorola                                     203,253          1,451
_____________________________________________________________________                                                             ______________

Telecommunications Services - 0.1%                                         Total Wireless Equipment                                      1,451
Amdocs*                                        5,696            156                                                               ______________
Virgin Media                                  10,516             83
                                                       ______________      Total Common Stock (Cost $262,992)                          232,146
                                                                           _____________________________________________________________________
Total Telecommunications Services                               239
_____________________________________________________________________      Treasury Bill - 0.7%
                                                                           U.S. Treasury Bill (B)(C)
Telephone-Integrated - 3.4%                                                1.926%, 12/04/2008                          $  1,350          1,348
AT&T (D)                                     235,209          6,567                                                               ______________
Level 3 Communications*                       76,134            206
Telephone & Data Systems                       3,315            119        Total U.S. Treasury Obligations (Cost $1,345)                 1,348
                                                       ______________      _____________________________________________________________________

Total Telephone-Integrated                                    6,892        Money Market Fund - 1.9%
_____________________________________________________________________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 2.683% (A)         3,874,691          3,875
Tobacco - 0.6%                                                                                                                    ______________
Altria Group (D)                              39,521            784
Philip Morris International                    9,658            465        Total Money Market Fund (Cost $3,875)                         3,875
                                                       ______________      _____________________________________________________________________

Total Tobacco                                                 1,249        Total Investments - 116.2% (Cost $268,212)                  237,369
_____________________________________________________________________      _____________________________________________________________________

Tools-Hand Held - 0.8%                                                     Securities Sold Short - (18.3)%
Snap-On                                       30,994          1,632        Airlines - (0.9)%
                                                       ______________      Copa Holdings, Cl A                          (37,146)        (1,207)
                                                                           Delta Air Lines*                             (92,495)          (689)
Total Tools-Hand Held                                         1,632                                                               ______________
_____________________________________________________________________
                                                                           Total Airlines                                               (1,896)
                                                                           _____________________________________________________________________

                                                                 19

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Auto-Medium & Heavy Duty Trucks - (0.1)%                                   Data Processing/Management - (0.0)%
Oshkosh                                      (14,322)  $       (188)       Dun & Bradstreet                                (227)  $        (21)
                                                       ______________                                                             ______________

Total Auto-Medium & Heavy Duty Trucks                          (188)       Total Data Processing/Management                                (21)
_____________________________________________________________________      _____________________________________________________________________

Building Products-Cement/Aggregate - (0.5)%                                Decision Support Software - (0.1)%
Eagle Materials                              (46,832)        (1,048)       MSCI, Cl A*                                   (4,449)          (107)
                                                       ______________                                                             ______________

Total Building Products-Cement/Aggregate                     (1,048)       Total Decision Support Software                                (107)
_____________________________________________________________________      _____________________________________________________________________

Building-Residential/Commercial - (0.7)%                                   Electronic Components-Miscellaneous - (0.2)%
KB Home                                      (64,048)        (1,260)       Gentex                                       (20,157)          (288)
MDC Holdings                                  (2,070)           (76)       Vishay Intertechnology*                       (8,598)           (57)
                                                       ______________                                                             ______________

Total Building-Residential/Commercial                        (1,336)       Total Electronic Components-Miscellaneous                      (345)
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Southern US - (0.7)%                                      Electronic Components-Semiconductors - (0.4)%
First Horizon National                      (153,890)        (1,440)       Advanced Micro Devices*                     (174,621)          (917)
                                                       ______________                                                             ______________

Total Commercial Banks-Southern US                           (1,440)       Total Electronic Components-Semiconductors                     (917)
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Western US - (0.1)%                                       Electronic Measuring Instruments - (0.0)%
UnionBanCal                                   (3,091)          (227)       Itron*                                          (155)           (14)
                                                       ______________                                                             ______________

Total Commercial Banks-Western US                              (227)       Total Electronic Measuring Instruments                          (14)
_____________________________________________________________________      _____________________________________________________________________

Commercial Services - (0.9)%                                               Engineering/R&D Services - (0.0)%
Weight Watchers International                (52,387)        (1,917)       McDermott International*                      (4,051)          (104)
                                                       ______________                                                             ______________

Total Commercial Services                                    (1,917)       Total Engineering/R&D Services                                 (104)
_____________________________________________________________________      _____________________________________________________________________

Computer Services - (0.1)%                                                 Finance-Auto Loans - (0.1)%
Affiliated Computer Services, Cl A*           (4,183)          (212)       AmeriCredit*                                 (17,188)          (174)
                                                       ______________                                                             ______________

Total Computer Services                                        (212)       Total Finance-Auto Loans                                       (174)
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - (0.3)%                                          Finance-Consumer Loans - (0.3)%
SanDisk*                                     (28,077)          (549)       SLM*                                         (41,241)          (509)
                                                       ______________      Student Loan                                    (186)           (17)
                                                                                                                                  ______________
Total Computers-Memory Devices                                 (549)
_____________________________________________________________________      Total Finance-Consumer Loans                                   (526)
                                                                           _____________________________________________________________________
Consulting Services - (1.2)%
Corporate Executive Board                    (33,622)        (1,051)       Finance-Investment Banker/Broker - (0.8)%
FTI Consulting*                              (19,804)        (1,431)       Goldman Sachs Group                           (8,719)        (1,116)
                                                       ______________      Morgan Stanley                               (20,131)          (463)
                                                                                                                                  ______________
Total Consulting Services                                    (2,482)
_____________________________________________________________________      Total Finance-Investment Banker/Broker                       (1,579)
                                                                           _____________________________________________________________________
Consumer Products-Miscellaneous - (0.1)%
Scotts Miracle-Gro, Cl A                      (6,431)          (152)       Finance-Other Services - (0.0)%
                                                       ______________      MF Global*                                    (6,069)           (26)
                                                                                                                                  ______________
Total Consumer Products-Miscellaneous                          (152)
_____________________________________________________________________      Total Finance-Other Services                                    (26)
                                                                           _____________________________________________________________________
Containers-Metal/Glass - (0.0)%
Greif, Cl A                                     (308)           (20)       Food-Confectionery - (0.0)%
                                                       ______________      JM Smucker                                    (1,941)           (98)
                                                                                                                                  ______________
Total Containers-Metal/Glass                                    (20)
_____________________________________________________________________      Total Food-Confectionery                                        (98)
                                                                           _____________________________________________________________________
Cruise Lines - (0.0)%
Carnival                                         (58)            (2)       Forestry - (0.1)%
                                                       ______________      Weyerhaeuser                                  (3,889)          (236)
                                                                                                                                  ______________
Total Cruise Lines                                               (2)
_____________________________________________________________________      Total Forestry                                                 (236)
                                                                           _____________________________________________________________________

                                                                 20

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Gas-Distribution - (0.1)%                                                  Oil Refining & Marketing - (0.7)%
AGL Resources                                 (3,490)  $       (109)       Tesoro                                       (89,730)  $     (1,480)
                                                       ______________                                                             ______________

Total Gas-Distribution                                         (109)       Total Oil Refining & Marketing                               (1,480)
_____________________________________________________________________      _____________________________________________________________________

Investment Management/Advisory Services - (0.5)%                           Oil-Field Services - (0.1)%
Affiliated Managers Group*                    (8,634)          (715)       Global Industries*                           (12,416)           (86)
Invesco                                       (9,942)          (209)       Tetra Technologies*                           (9,508)          (132)
Legg Mason                                    (1,837)           (70)                                                              ______________
                                                       ______________
                                                                           Total Oil-Field Services                                       (218)
Total Investment Management/Advisory Service                   (994)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Property/Casualty Insurance - (0.0)%
Life/Health Insurance - (0.1)%                                             OneBeacon Insurance Group                       (810)           (17)
Conseco*                                      (1,019)            (4)                                                              ______________
Nationwide Financial Services, Cl A           (2,937)          (145)
                                                       ______________      Total Property/Casualty Insurance                               (17)
                                                                           _____________________________________________________________________
Total Life/Health Insurance                                    (149)
_____________________________________________________________________      REITs-Apartments - (0.1)%
                                                                           UDR                                           (4,228)          (111)
Medical-Generic Drugs - (1.5)%                                                                                                    ______________
Mylan*                                      (216,579)        (2,473)
Perrigo                                      (17,981)          (692)       Total REITs-Apartments                                         (111)
                                                       ______________      _____________________________________________________________________

Total Medical-Generic Drugs                                  (3,165)       REITs-Office Property - (0.1)%
_____________________________________________________________________      Douglas Emmett                                (5,080)          (117)
                                                                                                                                  ______________
Metal-Aluminum - (0.4)%
Century Aluminum*                            (31,453)          (871)       Total REITs-Office Property                                    (117)
                                                       ______________      _____________________________________________________________________

Total Metal-Aluminum                                           (871)       REITs-Regional Malls - (0.0)%
_____________________________________________________________________      CBL & Associates Properties                     (956)           (19)
                                                                                                                                  ______________
Miscellaneous Manufacturing - (0.0)%
John Bean Technologies*                       (3,156)           (40)       Total REITs-Regional Malls                                      (19)
                                                       ______________      _____________________________________________________________________

Total Miscellaneous Manufacturing                               (40)       Retail-Apparel/Shoe - (0.3)%
_____________________________________________________________________      Liz Claiborne                                (34,568)          (568)
                                                                                                                                  ______________
Motion Pictures & Services - (0.2)%
DreamWorks Animation SKG, Cl A*              (10,841)          (341)       Total Retail-Apparel/Shoe                                      (568)
                                                       ______________      _____________________________________________________________________

Total Motion Pictures & Services                               (341)       Retail-Office Supplies - (0.1)%
_____________________________________________________________________      OfficeMax                                    (17,741)          (158)
                                                                                                                                  ______________
Multi-Line Insurance - (0.4)%
XL Capital, Cl A                             (50,313)          (903)       Total Retail-Office Supplies                                   (158)
                                                       ______________      _____________________________________________________________________

Total Multi-Line Insurance                                     (903)       S&L/Thrifts-Eastern US - (0.4)%
_____________________________________________________________________      Sovereign Bancorp                           (189,379)          (748)
                                                                                                                                  ______________
Multimedia - (0.5)%
EW Scripps, Cl A                             (16,161)          (114)       Total S&L/Thrifts-Eastern US                                   (748)
Liberty Media Entertainment, Cl A*           (14,966)          (374)       _____________________________________________________________________
Meredith                                     (16,438)          (461)
                                                       ______________      Semiconductor Components-Integrated Circuits - (0.9)%
                                                                           Linear Technology                            (60,542)        (1,856)
Total Multimedia                                               (949)                                                              ______________
_____________________________________________________________________
                                                                           Total Semiconductor Components-Integrated Circuits           (1,856)
Office Automation & Equipment - (0.4)%                                     _____________________________________________________________________
Pitney Bowes                                 (22,345)          (743)
                                                       ______________      Semiconductor Equipment - (0.0)%
                                                                           Varian Semiconductor
Total Office Automation & Equipment                            (743)          Equipment Associates*                        (134)            (3)
_____________________________________________________________________                                                             ______________

Oil & Gas Drilling - (0.2)%                                                Total Semiconductor Equipment                                    (3)
Atwood Oceanics*                              (5,454)          (198)       _____________________________________________________________________
Unit*                                         (4,130)          (206)
                                                       ______________      Telecommunications Equipment-Fiber Optics - (0.2)%
                                                                           Ciena*                                       (34,259)          (345)
Total Oil & Gas Drilling                                       (404)                                                              ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment-Fiber Optics                (345)
                                                                           _____________________________________________________________________

                                                                           Telecommunications Services - (0.6)%
                                                                           Embarq                                       (31,718)        (1,286)
                                                                                                                                  ______________

                                                                           Total Telecommunications Services                            (1,286)
                                                                           _____________________________________________________________________

                                                                 21

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Telephone-Integrated - (0.5)%
Frontier Communications                      (46,875)  $       (539)
Windstream                                   (37,041)          (405)
                                                       ______________

Total Telephone-Integrated                                     (944)
_____________________________________________________________________

Television - (1.4)%
Central European Media
   Enterprises, Cl A*                        (43,240)        (2,828)
CTC Media*                                    (1,547)           (23)
                                                       ______________

Total Television                                             (2,851)
_____________________________________________________________________

Theaters - (0.4)%
Regal Entertainment Group, Cl A              (57,836)          (913)
                                                       ______________

Total Theaters                                                 (913)
_____________________________________________________________________

Therapeutics - (0.5)%
BioMarin Pharmaceuticals*                    (37,267)          (987)
                                                       ______________

Total Therapeutics                                             (987)
_____________________________________________________________________

Transport-Marine - (0.0)%
Teekay                                        (2,062)           (54)
                                                       ______________

Total Transport-Marine                                          (54)
_____________________________________________________________________

Vitamins & Nutrition Products - (0.0)%
NBTY*                                         (2,773)           (82)
                                                       ______________

Total Vitamins & Nutrition Products                             (82)
_____________________________________________________________________

X-Ray Equipment - (0.1)%
Hologic*                                     (13,180)          (255)
                                                       ______________

Total X-Ray Equipment                                          (255)
                                                       ______________

Total Securities Sold Short
   (Proceeds received of $(44,865))                         (37,296)
_____________________________________________________________________

Other Assets and Liabilities, Net - 2.1%                      4,207
_____________________________________________________________________

Total Net Assets - 100.0%                              $    204,280
_____________________________________________________________________

The Fund had the following futures contracts open as of September 30,
2008:

                                Contract                 Unrealized
Contract            Number of     Value    Expiration   Depreciation
Description         Contracts     (000)       Date         (000)
_________________  ___________  _________  __________  ______________

S&P 500 Composite
   Index - Long        22        $6,430     Dec 2008       $(353)
                                                           ______

                                                           $(353)
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 22

OLD MUTUAL BARROW HANLEY VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Barrow Hanley Value Fund (the "Fund") slightly outperformed its benchmark, the S&P 500 Index (the "Index"). The fund's Class Z shares posted a (10.19)% return versus a (10.87)% return for the benchmark.

o    From a sector perspective, stock selection in the energy and health care sectors benefited the Fund. The Fund's absence in the materials sector also benefited the Fund as this was the worst performing sector in the Index. Stock selection in financials, consumer discretionary and utilities detracted from the Fund's performance.

o    Individual stocks that contributed to Fund performance included tobacco manufacturer UST, financial holding company JPMorgan
     Chase, and health diagnostics firm Quest Diagnostics.

o    Stocks such as financial services company American International Group, mortgage purchaser, Freddie Mac (no longer a Fund holding), and telecommunications firm AT&T, detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Barrow Hanley Value Fund (the "Fund") slightly outperformed its benchmark, the S&P 500 Index (the "Index"). The Fund's Class Z shares posted a (10.19)% return versus a (10.87)% return for the benchmark. Performance for all share classes can be found on page 25.

Q.   What investment environment did the Fund face during the past period?

A.   The financial markets became increasingly volatile during the six-month period under review. In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company. During the final week of the third quarter, Washington Mutual Inc., which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance
     Corporation and sold to JP Morgan, and a deal was also struck for Wachovia Bank to be sold to Wells Fargo.

     Investor confidence was shaken by this unprecedented series of events. During the month of September the major equity indices plummeted and credit spreads widened. Treasury Secretary Henry Paulson crafted a plan to help prevent further deterioration of the financial services industry, but when the U.S. House of Representatives (the "House") failed to pass the bailout, markets plummeted worldwide. Following the House vote, the Dow Jones Industrial Average suffered its largest point loss in history.

Q.   Which market factors influenced the Fund's relative performance?

A.   The investment environment for the past six months was bleak and all markets and sectors, domestically and worldwide, declined.
     The decline was almost uniform across many sectors of the market and the few investments that could have contributed to relative performance included health care, consumer staples and cash. The Fund had little cash, and it didn't have enough consumer staples or health care holdings to differentiate it from its peers.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection in the energy and health care sectors benefited the Fund. The Fund's absence in the materials sector also benefited the Fund as this was the worst performing sector in the Index. Stock selection in financials, consumer discretionary and utilities detracted from the Fund's performance.

     Individual stocks that contributed to Fund performance included tobacco manufacturer UST, financial holding company JPMorgan
     Chase, and health diagnostics firm Quest Diagnostics. UST benefited due to the buyout by Altria Group. Quest Diagnostics had improved earnings, while JPMorgan Chase was one of the survivors in the financial industry. On the other side of the equation, stocks such as financial services company American International Group, mortgage purchaser Freddie Mac (no longer a Fund holding), and telecommunications firm AT&T, detracted from the Fund's performance. American International Group and Freddie Mac were hurt by the credit crisis and AT&T was hurt due to higher upfront costs associated with the iPhone.

                                                                                                            Barrow Hanley Value Fund

                                                                 23

OLD MUTUAL BARROW HANLEY VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Top Ten Holdings
as of September 30, 2008*

Occidental Petroleum                                                        4.4%
___________________________________________________________________________________

JPMorgan Chase                                                              3.3%
___________________________________________________________________________________

Imperial Tobacco Group ADR                                                  3.2%
___________________________________________________________________________________

Pfizer                                                                      3.1%
___________________________________________________________________________________

Bank of America                                                             3.1%
___________________________________________________________________________________

Illinois Tool Works                                                         3.0%
___________________________________________________________________________________

Quest Diagnostics                                                           2.8%
___________________________________________________________________________________

AT&T                                                                        2.8%
___________________________________________________________________________________

Entergy                                                                     2.8%
___________________________________________________________________________________

Bristol-Myers Squibb                                                        2.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           31.3%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the large-cap value equity market?

A.   Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") believes that investor fear and uncertainty remain high despite massive government intervention and policy responses. Barrow Hanley believes that while such unprecedented intervention will eventually stabilize financial markets, the fact remains that the outlook for the "main street" economy and many companies remains difficult. Barrow Hanley notes that for many companies, higher costs and higher credit spreads are contributing to a difficult earnings outlook.

Barrow Hanley Value Fund

                                                                 24

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                      Inception      6 Month       1 Year         5 Year          Inception
                                                        Date         Return        Return         Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                              09/10/98       (10.19)%     (25.44)%         1.66%            7.34%
Class A with load                                     07/31/03       (15.87)%     (29.97)%         0.22%            1.01%
Class A without load                                  07/31/03       (10.67)%     (25.66)%         1.41%            2.18%
Class C with load                                     07/31/03       (11.79)%     (26.86)%         0.64%            1.40%
Class C without load                                  07/31/03       (10.91)%     (26.23)%         0.64%            1.40%
Institutional Class                                   12/20/06 (1)   (10.45)%     (25.42)%          n/a           (11.50)%
S&P 500 Index                                         09/10/98       (10.87)%     (21.98)%         5.17%            3.43%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.37% and
1.10%; 2.38% and 1.35%; 2.87% and 2.10%; and 1.02% and 0.90%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Value Fund – Class Z	S&P 500 Index
9/10/98	10,000	10,000
3/31/99	10,946	12,734
3/31/00	10,571	15,019
3/31/01	16,273	11,763
3/31/02	19,661	11,791
3/31/03	14,603	8,872
3/31/04	19,688	11,987
3/31/05	20,994	12,790
3/31/06	21,979	14,290
3/31/07	25,063	15,980
3/31/08	22,116	15,169
9/30/08	19,830	13,520

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of September 10, 1998 to an investment made in an unmanaged securities index on that date. Performance for the
Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	11.7%
Consumer Discretionary	7.7%
Consumer Staples	14.0%
Energy	9.5%
Financials	15.8%
Health Care	14.7%
Industrials	6.9%
Information Technology	5.7%
Telecommunications Services	5.5%
Utilities	8.5%

                                                                 25

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 92.8%                                                       Hotels & Motels - 1.4%
Beverages-Wine/Spirits - 2.4%                                              Wyndham Worldwide                            129,687   $      2,037
Diageo ADR                                    49,072   $      3,379                                                               ______________
                                                       ______________
                                                                           Total Hotels & Motels                                         2,037
Total Beverages-Wine/Spirits                                  3,379        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Labs & Testing Services - 2.9%
Computers - 5.2%                                                           Quest Diagnostics                             80,544          4,162
Hewlett-Packard                               70,903          3,279                                                               ______________
International Business Machines               34,650          4,053
                                                       ______________      Total Medical Labs & Testing Services                         4,162
                                                                           _____________________________________________________________________
Total Computers                                               7,332
_____________________________________________________________________      Medical Products - 1.2%
                                                                           Baxter International                          26,158          1,717
Cruise Lines - 2.5%                                                                                                               ______________
Carnival                                      99,558          3,519
                                                       ______________      Total Medical Products                                        1,717
                                                                           _____________________________________________________________________
Total Cruise Lines                                            3,519
_____________________________________________________________________      Medical-Drugs - 8.9%
                                                                           Bristol-Myers Squibb                         196,601          4,099
Diversified Manufacturing Operations - 6.3%                                Pfizer                                       251,783          4,643
General Electric                              23,430            597        Wyeth                                        103,817          3,835
Honeywell International                       90,038          3,741                                                               ______________
Illinois Tool Works                          101,255          4,501
                                                       ______________      Total Medical-Drugs                                          12,577
                                                                           _____________________________________________________________________
Total Diversified Manufacturing Operations                    8,839
_____________________________________________________________________      Medical-HMO - 2.4%
                                                                           WellPoint*                                    72,912          3,410
Electric-Integrated - 7.9%                                                                                                        ______________
Constellation Energy Group                    17,900            435
Dominion Resources                            69,124          2,957        Total Medical-HMO                                             3,410
Duke Energy                                  205,320          3,579        _____________________________________________________________________
Entergy                                       46,385          4,129
                                                       ______________      Multi-Line Insurance - 1.3%
                                                                           American International Group                  77,469            258
Total Electric-Integrated                                    11,100        XL Capital, Cl A                              87,661          1,573
_____________________________________________________________________                                                             ______________

Finance-Consumer Loans - 0.9%                                              Total Multi-Line Insurance                                    1,831
SLM*                                         107,288          1,324        _____________________________________________________________________
                                                       ______________
                                                                           Oil Companies-Exploration & Production - 4.7%
Total Finance-Consumer Loans                                  1,324        Occidental Petroleum                          93,622          6,596
_____________________________________________________________________                                                             ______________

Finance-Credit Card - 1.8%                                                 Total Oil Companies-Exploration & Production                  6,596
American Express                              73,362          2,599        _____________________________________________________________________
                                                       ______________
                                                                           Oil Companies-Integrated - 1.4%
Total Finance-Credit Card                                     2,599        ConocoPhillips                                27,195          1,992
_____________________________________________________________________                                                             ______________

Finance-Investment Banker/Broker - 6.0%                                    Total Oil Companies-Integrated                                1,992
Citigroup                                    113,409          2,326        _____________________________________________________________________
JPMorgan Chase                               104,757          4,892
Merrill Lynch                                 48,168          1,219        Pipelines - 3.9%
                                                       ______________      El Paso                                      142,994          1,825
                                                                           Spectra Energy                               157,572          3,750
Total Finance-Investment Banker/Broker                        8,437                                                               ______________
_____________________________________________________________________
                                                                           Total Pipelines                                               5,575
Food-Miscellaneous/Diversified - 2.6%                                      _____________________________________________________________________
Kraft Foods, Cl A                            110,051          3,604
                                                       ______________      Retail-Building Products - 0.3%
                                                                           Home Depot                                    17,227            446
Total Food-Miscellaneous/Diversified                          3,604                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Building Products                                  446
Funeral Services & Related Items - 0.6%                                    _____________________________________________________________________
Service Corp International                   109,100            912
                                                       ______________      Super-Regional Banks-US - 6.5%
                                                                           Bank of America                              130,263          4,559
Total Funeral Services & Related Items                          912        Capital One Financial                         55,340          2,822
_____________________________________________________________________      National City                                330,000            578
                                                                           Wells Fargo                                   34,415          1,292
Gas-Distribution - 1.1%                                                                                                           ______________
Centerpoint Energy                           109,100          1,590
                                                       ______________      Total Super-Regional Banks-US                                 9,251
                                                                           _____________________________________________________________________
Total Gas-Distribution                                        1,590
_____________________________________________________________________

                                                                 26

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Telecommunications Services - 0.0%
Fairpoint Communications                       2,787   $         24
                                                       ______________

Total Telecommunications Services                                24
_____________________________________________________________________

Telephone-Integrated - 5.8%
AT&T                                         148,314          4,141
Verizon Communications                       124,158          3,984
                                                       ______________

Total Telephone-Integrated                                    8,125
_____________________________________________________________________

Television - 0.7%
CBS, Cl B                                     67,800            989
                                                       ______________

Total Television                                                989
_____________________________________________________________________

Tobacco - 9.8%
Altria Group                                 121,632          2,413
Imperial Tobacco Group ADR                    73,347          4,699
Philip Morris International                   84,500          4,064
UST                                           39,277          2,613
                                                       ______________

Total Tobacco                                                13,789
_____________________________________________________________________

Tools-Hand Held - 2.5%
Stanley Works                                 83,111          3,469
                                                       ______________

Total Tools-Hand Held                                         3,469
_____________________________________________________________________

Transport-Rail - 1.0%
Burlington Northern Santa Fe                  14,588          1,348
                                                       ______________

Total Transport-Rail                                          1,348
_____________________________________________________________________

Wireless Equipment - 0.8%
Nokia ADR                                     60,724          1,132
                                                       ______________

Total Wireless Equipment                                      1,132
                                                       ______________

Total Common Stock (Cost $147,491)                          131,105
_____________________________________________________________________

Money Market Fund - 12.3%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)        17,415,270         17,415
                                                       ______________

Total Money Market Fund (Cost $17,415)                       17,415
_____________________________________________________________________

Total Investments - 105.1% (Cost $164,906)                  148,520
_____________________________________________________________________

Other Assets and Liabilities, Net - (5.1)%                   (7,183)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    141,337
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 27

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Columbus Circle Investors

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Columbus Circle Technology and Communications Fund (the
     "Fund") underperformed its benchmark, the NYSE Arca Tech 100 Index. The fund's Class Z shares posted a (14.16)% return versus a
     (6.23)% return for the benchmark.

o    Value significantly outperformed growth across the market capitalization spectrum during the third quarter and negatively impacted the Fund on a stock selection basis. Technology stocks fell during the third quarter.

o    Stocks that contributed to the Fund's performance during the period included Millennium Pharmaceutical (no longer a Fund holding), Genentech and Cavium Networks (no longer a Fund holding).

o    Research in Motion, Apple and MasterCard detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Columbus Circle Technology and Communications Fund (the
     "Fund") underperformed its benchmark, the NYSE Arca Tech 100 Index. The Fund's Class Z shares posted a (14.16)% return versus a
     (6.23)% return for the benchmark. Performance for all share classes can be found on page 30.

Q.   What investment environment did the Fund face during the past period?

A.   2008 second quarter earnings were not as bad as feared. After slowly regaining some footing from the July lows, equities stumbled and volatility surged in September as credit woes re-intensified and the crisis of confidence in the U.S. financial system worsened. Despite the U.S. Federal Reserve Board's (the "Fed") efforts to provide ample liquidity, some of the nation's oldest financial institutions faced solvency issues which forced them into bankruptcy, government control or mergers. The government's failure to pass the initial Troubled Asset Relief Plan caused market anxiety as well, especially with almost daily evidence of economic deterioration. Columbus Circle Investors ("Columbus Circle") believes that weaker economic growth is a risk to 2008 and 2009 technology budgets, and that a sustained downturn may impact all technology budgets.

Q.   Which market factors influenced the Fund's relative performance?

A.   Value significantly outperformed growth across the market capitalization spectrum during the third quarter and negatively impacted the Fund on a stock selection basis. Technology stocks fell during the third quarter.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's concentrated nature makes it best to discuss performance in terms of individual holdings rather than sector themes.
     Stocks that contributed to the Fund's performance during the period included Millennium Pharmaceutical (no longer a Fund holding), Genentech and Cavium Networks (no longer a Fund holding). On the other side of the equation, Research in Motion,
     Apple and MasterCard detracted from the Fund's performance.

     Millennium Pharmaceutical, a biotechnology company focusing on hematology and oncology products, benefited due to the company reporting sales significantly above expectations for their multiple myeloma drug, Velcade. Also contributing to the company's positive performance was the acquisition of the company by Japan's Takeda Pharmaceutical for a premium.

     Genentech, a leading biotechnology company, benefited from an offer from Roche to buy the company for $90 a share. Columbus
     Circle reduced the position as the stock traded above the offer price due to expectations of a higher offer. Given the current environment, Columbus Circle has less certainty that Roche can get financing to raise its bid above $90.

     Cavium Networks, a telecommunications semiconductor company that manufactures equipment that alleviates bandwidth capacity constraints, benefited from increased video downloading which has created a tightening of capacity for bandwidth. Columbus
     Circle has exited the position as it believes the opportunity for growth has lessened significantly.

     Research in Motion, a wireless communications company, met guidance but lowered future guidance due to a reduction of gross margin. In addition, new products have been delayed a quarter. Columbus Circle reduced the Fund's position due to the increased competitiveness of the industry, but Columbus Circle continues to expect that the secular growth of smartphones may enable
     Research in Motion to outperform during the current economic slowdown.

Columbus Circle Technology and Communications Fund

                                                                 28

Top Ten Holdings
as of September 30, 2008*

Apple                                                                       5.0%
___________________________________________________________________________________

International Business
Machines                                                                    4.9%
___________________________________________________________________________________

Qualcomm                                                                    4.6%
___________________________________________________________________________________

Hewlett-Packard                                                             3.9%
___________________________________________________________________________________

Google, Cl A                                                                3.7%
___________________________________________________________________________________

Alcon                                                                       3.6%
___________________________________________________________________________________

Amgen                                                                       3.1%
___________________________________________________________________________________

Covidien                                                                    3.1%
___________________________________________________________________________________

Celgene                                                                     2.9%
___________________________________________________________________________________

Medtronic                                                                   2.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           37.7%
___________________________________________________________________________________

* Excludes short-term money market fund.

     Apple, a leading consumer electronics company, saw its stock decline due to the company lowering 2009 gross margin guidance. In addition, fears of a sustained recession have called into question 2009 earnings expectations. Columbus Circle has maintained the Fund's position due to what it believes is Apple's opportunity to gain market share in the wireless handset market.

     Credit card company MasterCard saw its stock decline due to tightening credit standards and a slowing economy, causing consumers to cut back on their credit and debit card purchases. Columbus Circle trimmed the Fund's position, but continues to hold the stock as the company is still experiencing a positive impact from better than expected margins.

Q.   What is the investment outlook for the technology market?

A.   Columbus Circle points out that economic indicators dramatically weakened in September across the world, significantly pressuring equity markets and increasing the potential for a global recession that may result in disappointing earnings over the next few quarters. During uncertain periods such as these, Columbus Circle is more inclined to buy higher quality companies. Looking forward, Columbus Circle believes there are positive indicators, including the yield curve, the Fed's liquidity injection, and congressional legislation that Columbus Circle believes should begin to restore health to the financial system and enable well capitalized entities to lead the market towards recovery. Columbus Circle continues to focus on themes with dynamic secular trends and companies less exposed to the overall economy. The emerging themes Columbus Circle remains focused on are video streaming and downloading, internet advertising, next-generation carrier data spending (voice over
     IP, 3G, bandwidth optimization), biotechnology and security. Columbus Circle believes that the Fund's portfolio is poised to capitalize on these themes.

                                                                                  Columbus Circle Technology and Communications Fund

                                                                 29

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                Annualized      Annualized       Annualized
                                    Inception        6 Month       1 Year         5 Year         10 Year          Inception
                                      Date           Return        Return         Return          Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                             09/29/95        (14.16)%     (27.02)%         4.68%          (1.18)%           3.67%
Class A with load                    09/30/03        (19.29)%     (31.49)%         3.16%            n/a             3.16%
Class A without load                 09/30/03        (14.34)%     (27.30)%         4.39%            n/a             4.39%
Class C with load                    09/30/03        (15.52)%     (28.48)%         3.63%            n/a             3.63%
Class C without load                 09/30/03        (14.66)%     (27.76)%         3.63%            n/a             3.63%
Institutional Class                  12/20/06 (1)    (14.14)%     (26.97)%          n/a             n/a            (3.55)%
NYSE Arca Tech 100 Index             09/29/95         (6.23)%     (19.50)%         5.43%           9.76%           11.31%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

*   Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.84% and
1.46%; 3.87% and 1.71%; 4.61% and 2.46%; and 1,490.15% and 1.21%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Columbus Circle Technology & Communication Fund – Class Z	NYSE Arca Tech 100 Index
3/31/98	10,000	10,000
3/31/99	14,533	14,420
3/31/00	48,538	33,752
3/31/01	12,524	19,259
3/31/02	9,402	19,965
3/31/03	4,647	13,336
3/31/04	6,847	20,934
3/31/05	6,612	21,322
3/31/06	8,290	25,822
3/31/07	8,353	26,174
3/31/08	9,027	25,060
9/30/08	7,737	23,498

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	5.2%
Consumer Discretionary	1.9%
Health Care	25.6%
Industrials	1.3%
Information Technology	59.3%
Telecommunications Services	6.7%

                                                                 30

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.2%                                                       Internet Application Software - 1.0%
Cellular Telecommunications - 1.4%                                         Vocus*                                        36,900   $      1,253
NII Holdings*                                 44,370   $      1,683                                                               ______________
                                                       ______________
                                                                           Total Internet Application Software                           1,253
Total Cellular Telecommunications                             1,683        _____________________________________________________________________
_____________________________________________________________________
                                                                           Internet Content-Information/News - 0.7%
Commercial Services-Finance - 1.6%                                         Baidu.com ADR*                                 3,480            864
MasterCard, Cl A                              11,480          2,036                                                               ______________
                                                       ______________
                                                                           Total Internet Content-Information/News                         864
Total Commercial Services-Finance                             2,036        _____________________________________________________________________
_____________________________________________________________________
                                                                           Internet Infrastructure Software - 1.4%
Computers - 15.7%                                                          F5 Networks*                                  74,600          1,744
Apple*                                        54,550          6,200                                                               ______________
Hewlett-Packard                              105,500          4,878
International Business Machines               52,750          6,170        Total Internet Infrastructure Software                        1,744
Research In Motion*                           34,442          2,352        _____________________________________________________________________
                                                       ______________
                                                                           Internet Security - 6.1%
Total Computers                                              19,600        McAfee*                                       67,020          2,276
_____________________________________________________________________      Symantec*                                     96,300          1,886
                                                                           Vasco Data Security International*           135,600          1,405
E-Commerce/Products - 1.9%                                                 VeriSign*                                     80,050          2,088
Amazon.com*                                   32,270          2,348                                                               ______________
                                                       ______________
                                                                           Total Internet Security                                       7,655
Total E-Commerce/Products                                     2,348        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Instruments - 7.3%
Electronic Components-Semiconductors - 6.4%                                Intuitive Surgical*                            4,900          1,181
Monolithic Power Systems*                    102,710          1,784        Medtronic                                     71,680          3,591
Netlogic Microsystems*                        71,936          2,175        NuVasive*                                     52,750          2,602
ON Semiconductor*                            224,960          1,521        St. Jude Medical*                             39,720          1,727
PMC - Sierra*                                333,250          2,473                                                               ______________
                                                       ______________
                                                                           Total Medical Instruments                                     9,101
Total Electronic Components-Semiconductors                    7,953        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 5.5%
Electronic Connectors - 0.3%                                               Baxter International                          45,200          2,966
Amphenol, Cl A                                 8,530            342        Covidien                                      71,800          3,860
                                                       ______________                                                             ______________

Total Electronic Connectors                                     342        Total Medical Products                                        6,826
_____________________________________________________________________      _____________________________________________________________________

Electronic Forms - 2.8%                                                    Medical-Biomedical/Genetic - 8.3%
Adobe Systems*                                88,436          3,491        Amgen*                                        65,870          3,904
                                                       ______________      Celgene*                                      58,330          3,691
                                                                           Genentech*                                    23,740          2,105
Total Electronic Forms                                        3,491        United Therapeutics*                           6,300            663
_____________________________________________________________________                                                             ______________

Energy-Alternate Sources - 1.3%                                            Total Medical-Biomedical/Genetic                             10,363
First Solar*                                   8,780          1,659        _____________________________________________________________________
                                                       ______________
                                                                           Networking Products - 3.1%
Total Energy-Alternate Sources                                1,659        Atheros Communications*                       77,450          1,826
_____________________________________________________________________      Cisco Systems*                                91,230          2,058
                                                                                                                                  ______________
Enterprise Software/Services - 5.7%
Ariba*                                       146,770          2,074        Total Networking Products                                     3,884
BMC Software*                                 44,680          1,279        _____________________________________________________________________
Concur Technologies*                          34,750          1,330
Open Text*                                    70,090          2,424        Optical Supplies - 3.6%
                                                       ______________      Alcon                                         27,620          4,461
                                                                                                                                  ______________
Total Enterprise Software/Services                            7,107
_____________________________________________________________________      Total Optical Supplies                                        4,461
                                                                           _____________________________________________________________________
Entertainment Software - 2.0%
Activision Blizzard*                         163,210          2,518        Patient Monitoring Equipment - 1.0%
                                                       ______________      Masimo*                                       34,440          1,281
                                                                                                                                  ______________
Total Entertainment Software                                  2,518
_____________________________________________________________________      Total Patient Monitoring Equipment                            1,281
                                                                           _____________________________________________________________________

                                                                 31

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 1.9%
Marvell Technology Group*                    259,400   $      2,412
                                                       ______________

Total Semiconductor Components-Integrated Circuits            2,412
_____________________________________________________________________

Semiconductor Equipment - 2.5%
Applied Materials                            202,000          3,056
                                                       ______________

Total Semiconductor Equipment                                 3,056
_____________________________________________________________________

Web Portals/ISP - 3.7%
Google, Cl A*                                 11,480          4,598
                                                       ______________

Total Web Portals/ISP                                         4,598
_____________________________________________________________________

Wireless Equipment - 10.0%
American Tower, Cl A*                         87,350          3,142
Qualcomm                                     134,830          5,794
Rogers Communications, Cl B                   68,260          2,269
SBA Communications, Cl A*                     47,790          1,236
                                                       ______________

Total Wireless Equipment                                     12,441
                                                       ______________

Total Common Stock (Cost $118,718)                          118,676
_____________________________________________________________________

Money Market Fund - 5.2%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)         6,486,323          6,486
                                                       ______________

Total Money Market Fund (Cost $6,486)                         6,486
_____________________________________________________________________

Total Investments - 100.4% (Cost $125,204)                  125,162
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.4)%                     (500)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    124,662
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 32

OLD MUTUAL DEVELOPING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Copper Rock Capital Partners, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Developing Growth Fund (the "Fund") underperformed its benchmark, the Russell 2000® Growth Index (the "Index"). The Fund's Class Z shares posted a (8.90)% return versus a (2.83)%
     return for the benchmark.

o    Over the period, the Fund benefited from its overweight within the consumer discretionary sector as this sector performed better than most. In addition, the underweight in the telecommunications services and the materials sectors also contributed positively to performance. Detracting from Fund performance was an underweight in the health care sector which was the second best performing sector. Also detracting from Fund performance was the underweight in consumer staples and the overweight in industrials.

o    Among the individual stocks that positively contributed to the Fund's performance were retail drug store operator Longs Drug
     Stores (no longer a Fund holding), financial services firm Ezcorp, and health care company Sciele Pharma (no longer a Fund holding).

o    Detractors from performance during the period included online travel services provider Priceline.com, oil and gas exploration and development firm Parallel Petroleum, and oil and gas company Carrizo Oil & Gas.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Developing Growth Fund (the "Fund") underperformed its benchmark, the Russell 2000® Growth Index (the "Index"). The Fund's Class Z shares posted a (8.90)% return versus a (2.83)%
     return for the benchmark. Performance for all share classes can be found on page 35.

Q.   What investment environment did the Fund face during the past period?

A.   During the period, the Fund faced an especially difficult environment which abruptly changed from substantial outperformance to significant underperformance. The period was characterized by two very different quarters. During the second quarter of 2008, the extreme volatility the markets experienced in the first quarter of 2008 dissipated and stocks with solid fundamentals were rewarded. Also, the second quarter was marked by extreme sector leadership where the energy sector outperformed dramatically.
     Commodity prices soared in the rising inflationary environment, which drove the energy sector up. However, this sector leadership reversed quickly in July, creating a very different third quarter. The energy sector's underperformance was offset by a rally in the financials sector, which performed well in August and September, even as the financial crisis exploded, causing the collapse of major banking institutions on Wall Street, government bailouts, and numerous financial takeovers. In addition, during the period, non-earners, stocks with low earnings visibility to no earnings, outperformed, adding to the already challenging environment for growth stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   Small-cap funds often have a higher beta than many other funds, so in good markets they will often outperform. Conversely, when markets turn sour, as they recently have, the higher beta works against fund performance. During the period, the Fund faced an especially difficult environment which abruptly changed from substantial outperformance to significant underperformance.
     Ashfield Capital Partners, LLC ("Ashfield") notes that its process works best in a gradually rising market.

     Copper Rock Capital Partners, LLC ("Copper Rock") notes that the Fund benefited from the energy sector's leadership in the second quarter of 2008. The Fund had an overweight relative to the energy sector, owning stocks of several companies that participate in the exploration of natural gas in the U.S. and Canada. However, as oil prices fell rapidly in July, the Fund's overweight relative to the Index detracted from performance, causing a significant portion of the Fund's underperformance in the third quarter. In addition, the Fund was underweight financials for the second and third quarter of 2008. As this sector rallied in the third quarter, this underweight position also detracted from performance. While Copper Rock's stock selection in health care contributed to relative performance during the last three months of the period, it was somewhat offset by the biotech rally. As biotech stocks rallied, the Fund's underweight position relative to the sector detracted from performance.

                                                                                                              Developing Growth Fund

                                                                 33

OLD MUTUAL DEVELOPING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Copper Rock Capital Partners, LLC

Top Ten Holdings
as of September 30, 2008*

Psychiatric Solutions                                                       2.1%
___________________________________________________________________________________

iShares Russell 2000
Growth Index Fund                                                           1.7%
___________________________________________________________________________________

Aeropostale                                                                 1.6%
___________________________________________________________________________________

VistaPrint                                                                  1.6%
___________________________________________________________________________________

Icon ADR                                                                    1.6%
___________________________________________________________________________________

Microsemi                                                                   1.6%
___________________________________________________________________________________

Sapient                                                                     1.6%
___________________________________________________________________________________

FTI Consulting                                                              1.4%
___________________________________________________________________________________

Stanley                                                                     1.4%
___________________________________________________________________________________

WMS Industries                                                              1.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           16.0%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   How did portfolio composition affect Fund performance?

A.   Over the period, the Fund benefited from its overweight within the consumer discretionary sector as this sector performed better than most. In addition, the underweight in the telecommunications services and the materials sectors also contributed positively to performance. Detracting from Fund performance was an underweight in the health care sector which was the second best performing sector. Also detracting from Fund performance was the underweight in consumer staples and the overweight in industrials.

     Among the individual stocks that positively contributed to the Fund's performance were retail drug store operator Longs Drug
     Stores (no longer a Fund holding), financial services firm Ezcorp, and health care company Sciele Pharma (no longer a Fund holding). Longs Drug Store's stock benefited due to a takeover bid from CVS Pharmacy. Ezcorp benefited from an increase in pay day loans, and Sciele Pharma benefited due to making a bid on a Japanese company. Online travel services provider Priceline.
     com, oil and gas exploration and development firm Parallel Petroleum, and oil and gas company Carrizo Oil & Gas, were among the individual stocks that detracted from Fund performance. Fears of a global slowdown's effect on the travel industry put pressure on Priceline.com's stock, hurting the company. Decreases in the price of natural gas as excess supply built up harmed Parallel
     Petroleum. Carrizo Oil & Gas was hurt by the period's drop in oil prices.

Q.   What is the investment outlook for the small-cap growth market?

A.   Ashfield notes that while market turmoil has continued into the fourth quarter, policymakers are moving aggressively on a worldwide basis to restore confidence in the financial markets. As a result, Ashfield believes there may be a gradual improvement in the market environment as the quarter progresses.

     Copper Rock notes that the fourth quarter of 2008 started with the U.S. and global markets awash in panic, irrational selling, and extreme volatility. Copper Rock points out that although a bailout package was signed in the first week of October, it did little to immediately calm the markets as signs of the rolling recession overseas and a lack of confidence in the global financial markets grew stronger. Copper Rock believes that the economic headwinds that affect the U.S. and the global markets, combined with a lock down in the credit markets, will continue to put significant pressure on small-cap stocks. Copper Rock will continue to focus on unique small companies with high earnings visibility. In addition, as a tight credit environment puts added pressure on valuations, Copper Rock will remain focused on owning stocks where earnings growth and margin expansion drive stock price performance.

Developing Growth Fund

                                                                 34

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                Annualized      Annualized       Annualized
                                      Inception      6 Month       1 Year         5 Year         10 Year          Inception
                                        Date         Return        Return         Return          Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                              06/14/93         (8.90)%     (28.94)%         1.73%          (2.91)%           3.66%
Class A with load                    09/30/03        (14.25)%     (33.13)%         0.28%            n/a             0.28%
Class A without load                 09/30/03         (9.00)%     (29.06)%         1.47%            n/a             1.47%
Class C with load                    09/30/03        (10.23)%     (30.36)%         0.69%            n/a             0.69%
Class C without load                 09/30/03         (9.32)%     (29.66)%         0.69%            n/a             0.69%
Institutional Class                  12/20/06 (1)     (8.73)%     (28.66)%          n/a             n/a            (7.75)%
Russell 2000® Growth Index           06/14/93         (2.83)%     (17.07)%         6.64%           4.67%            5.80%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-advisers.
In addition, prior to November 12, 2007, the Fund was not managed by Ashfield Capital Partners, LLC and the Fund's performance prior to these dates may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.63% and
1.31%; 105.41% and 1.56%; 23.72% and 2.31%; and 1.45% and 1.06%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Developing Growth Fund – Class Z	Russell 2000® Growth Index
3/31/98	10,000	10,000
3/31/99	8,009	8,896
3/31/00	16,125	14,149
3/31/01	6,941	8,516
3/31/02	6,189	8,938
3/31/03	3,453	6,111
3/31/04	5,506	9,971
3/31/05	5,402	10,058
3/31/06	6,885	12,858
3/31/07	6,867	13,059
3/31/08	6,258	11,891
9/30/08	5,702	11,555

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.9%
Consumer Discretionary	15.4%
Consumer Staples	0.8%
Energy	5.2%
Financials	4.8%
Health Care	24.3%
Industrials	19.4%
Information Technology	25.0%
Investment Company	1.7%
Materials	0.9%
Utilities	0.6%

                                                                35

OLD MUTUAL DEVELOPING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.5%                                                       Commercial Services-Finance - 0.7%
Aerospace/Defense - 1.3%                                                   TNS*                                          21,593   $        418
Esterline Technologies*                       22,141   $        877        Wright Express*                               15,431            461
Teledyne Technologies*                        12,522            716                                                               ______________
                                                       ______________
                                                                           Total Commercial Services-Finance                               879
Total Aerospace/Defense                                       1,593        _____________________________________________________________________
_____________________________________________________________________
                                                                           Computer Aided Design - 0.5%
Aerospace/Defense-Equipment - 0.8%                                         Ansys*                                        17,240            653
Orbital Sciences*                             41,554            996                                                               ______________
                                                       ______________
                                                                           Total Computer Aided Design                                     653
Total Aerospace/Defense-Equipment                               996        _____________________________________________________________________
_____________________________________________________________________
                                                                           Computer Services - 1.6%
Apparel Manufacturers - 0.6%                                               IHS, Cl A*                                    11,892            567
True Religion Apparel*                        29,960            775        SYKES Enterprises*                            62,970          1,383
                                                       ______________                                                             ______________

Total Apparel Manufacturers                                     775        Total Computer Services                                       1,950
_____________________________________________________________________      _____________________________________________________________________

Auction House/Art Dealer - 0.3%                                            Computers-Integrated Systems - 0.9%
Ritchie Bros Auctioneers                      16,039            375        Integral Systems*                             33,011            686
                                                       ______________      Riverbed Technology*                          31,594            396
                                                                                                                                  ______________
Total Auction House/Art Dealer                                  375
_____________________________________________________________________      Total Computers-Integrated Systems                            1,082
                                                                           _____________________________________________________________________
Audio/Video Products - 0.9%
DTS*                                          39,573          1,101        Consulting Services - 2.4%
                                                       ______________      FTI Consulting*                               24,695          1,784
                                                                           Hill International*                           18,808            260
Total Audio/Video Products                                    1,101        Maximus                                       25,180            928
_____________________________________________________________________                                                             ______________

Auto/Truck Parts & Equipment-Original - 0.1%                               Total Consulting Services                                     2,972
Titan International                            2,716             58        _____________________________________________________________________
                                                       ______________
                                                                           Decision Support Software - 1.0%
Total Auto/Truck Parts & Equipment-Original                      58        MSCI, Cl A*                                   18,316            440
_____________________________________________________________________      SPSS*                                         26,546            779
                                                                                                                                  ______________
Batteries/Battery Systems - 0.5%
Ultralife*                                    74,835            580        Total Decision Support Software                               1,219
                                                       ______________      _____________________________________________________________________

Total Batteries/Battery Systems                                 580        Diversified Manufacturing Operations - 0.6%
_____________________________________________________________________      Barnes Group                                  33,790            683
                                                                                                                                  ______________
Casino Services - 1.7%
Bally Technologies*                           26,652            807        Total Diversified Manufacturing Operations                      683
Scientific Games, Cl A*                       56,983          1,312        _____________________________________________________________________
                                                       ______________
                                                                           E-Commerce/Services - 1.6%
Total Casino Services                                         2,119        NetFlix*                                      38,762          1,197
_____________________________________________________________________      Priceline.com*                                11,663            798
                                                                                                                                  ______________
Coffee - 0.4%
Green Mountain Coffee Roasters*               12,518            492        Total E-Commerce/Services                                     1,995
                                                       ______________      _____________________________________________________________________

Total Coffee                                                    492        Educational Software - 0.8%
_____________________________________________________________________      SkillSoft ADR*                                89,805            939
                                                                                                                                  ______________
Commercial Banks-Eastern US - 1.3%
Signature Bank*                               46,427          1,619        Total Educational Software                                      939
                                                       ______________      _____________________________________________________________________

Total Commercial Banks-Eastern US                             1,619        Electric-Transmission - 0.6%
_____________________________________________________________________      ITC Holdings                                  13,347            691
                                                                                                                                  ______________
Commercial Services - 2.3%
CoStar Group*                                 11,145            506        Total Electric-Transmission                                     691
HMS Holdings*                                 35,195            843        _____________________________________________________________________
Team*                                         41,218          1,489
                                                       ______________

Total Commercial Services                                     2,838
_____________________________________________________________________

                                                                 36

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Miscellaneous - 0.9%                                 Hazardous Waste Disposal - 0.6%
Daktronics                                    17,809   $        297        Clean Harbors*                                11,264   $        761
Plexus*                                       39,981            828                                                               ______________
                                                       ______________
                                                                           Total Hazardous Waste Disposal                                  761
Total Electronic Components-Miscellaneous                     1,125        _____________________________________________________________________
_____________________________________________________________________
                                                                           Human Resources - 0.7%
Electronic Components-Semiconductors - 2.8%                                Emergency Medical Services, Cl A*             26,785            800
Microsemi*                                    78,694          2,005                                                               ______________
Netlogic Microsystems*                        34,654          1,048
PMC - Sierra*                                 47,578            353        Total Human Resources                                           800
                                                       ______________      _____________________________________________________________________

Total Electronic Components-Semiconductors                    3,406        Internet Application Software - 1.7%
_____________________________________________________________________      Art Technology Group*                         74,556            262
                                                                           Cybersource*                                  34,761            560
Electronic Measuring Instruments - 1.4%                                    eResearchTechnology*                          62,566            745
Axsys Technologies*                           29,044          1,712        Vocus*                                        17,226            585
                                                       ______________                                                             ______________

Total Electronic Measuring Instruments                        1,712        Total Internet Application Software                           2,152
_____________________________________________________________________      _____________________________________________________________________

E-Marketing/Information - 0.2%                                             Internet Content-Entertainment - 1.3%
Constant Contact*                             17,404            297        Perfect World ADR*                            37,730            847
                                                       ______________      Shanda Interactive Entertainment ADR*         31,545            806
                                                                                                                                  ______________
Total E-Marketing/Information                                   297
_____________________________________________________________________      Total Internet Content-Entertainment                          1,653
                                                                           _____________________________________________________________________
Engineering/R&D Services - 1.4%
Stanley*                                      47,890          1,768        Intimate Apparel - 0.6%
                                                       ______________      Warnaco Group*                                17,217            780
                                                                                                                                  ______________
Total Engineering/R&D Services                                1,768
_____________________________________________________________________      Total Intimate Apparel                                          780
                                                                           _____________________________________________________________________
Enterprise Software/Services - 4.1%
Advent Software*                              12,085            426        Investment Management/Advisory Services - 0.9%
Ariba*                                        35,412            500        Affiliated Managers Group*                    12,688          1,051
Concur Technologies*                          22,299            853                                                               ______________
JDA Software Group*                           49,201            748
Mantech International, Cl A*                  15,723            932        Total Investment Management/Advisory Services                 1,051
RightNow Technologies*                        23,908            301        _____________________________________________________________________
Sybase*                                       41,134          1,260
                                                       ______________      Lasers-System/Components - 1.6%
                                                                           II-VI*                                        33,890          1,310
Total Enterprise Software/Services                            5,020        Rofin-Sinar Technologies*                     23,055            706
_____________________________________________________________________                                                             ______________

Entertainment Software - 0.6%                                              Total Lasers-Systems/Components                               2,016
The9 ADR*                                     46,958            788        _____________________________________________________________________
                                                       ______________
                                                                           Leisure & Recreational Products - 1.4%
Total Entertainment Software                                    788        WMS Industries*                               56,826          1,737
_____________________________________________________________________                                                             ______________

E-Services/Consulting - 1.6%                                               Total Leisure & Recreational Products                         1,737
Sapient*                                     268,640          1,996        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Construction & Mining - 0.3%
Total E-Services/Consulting                                   1,996        Bucyrus International                          7,371            329
_____________________________________________________________________                                                             ______________

Finance-Investment Banker/Broker - 0.7%                                    Total Machinery-Construction & Mining                           329
Knight Capital Group, Cl A*                   58,063            863        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-General Industry - 2.4%
Total Finance-Investment Banker/Broker                          863        Chart Industries*                             18,628            532
_____________________________________________________________________      DXP Enterprises*                              13,495            719
                                                                           Gardner Denver*                               18,084            628
Footwear & Related Apparel - 1.3%                                          Wabtec                                        21,831          1,118
Deckers Outdoor*                              15,117          1,573                                                               ______________
                                                       ______________
                                                                           Total Machinery-General Industry                              2,997
Total Footwear & Related Apparel                              1,573        _____________________________________________________________________
_____________________________________________________________________

                                                                 37

OLD MUTUAL DEVELOPING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical Information Systems - 0.4%                                         Medical-Outpatient/Home Medical - 3.5%
athenahealth*                                 15,344   $        510        Almost Family*                                26,816   $      1,061
                                                       ______________      Amedisys*                                     27,775          1,352
                                                                           Gentiva Health Services*                      30,520            822
Total Medical Information Systems                               510        LHC Group*                                    37,440          1,066
_____________________________________________________________________                                                             ______________

Medical Instruments - 1.2%                                                 Total Medical-Outpatient/Home Medical                         4,301
Conceptus*                                    46,723            775        _____________________________________________________________________
Volcano*                                      39,363            681
                                                       ______________      Metal Processors & Fabricators - 1.3%
                                                                           Circor International                          18,463            802
Total Medical Instruments                                     1,456        Worthington Industries                        55,494            829
_____________________________________________________________________                                                             ______________

Medical Labs & Testing Services - 1.6%                                     Total Metal Processors & Fabricators                          1,631
Icon ADR*                                     52,475          2,007        _____________________________________________________________________
                                                       ______________
                                                                           Motion Pictures & Services - 1.0%
Total Medical Labs & Testing Services                         2,007        DreamWorks Animation SKG, Cl A*               38,251          1,203
_____________________________________________________________________                                                             ______________

Medical Laser Systems - 0.7%                                               Total Motion Pictures & Services                              1,203
Cynosure, Cl A*                               45,486            816        _____________________________________________________________________
                                                       ______________
                                                                           Networking Products - 1.7%
Total Medical Laser Systems                                     816        Atheros Communications*                       46,176          1,089
_____________________________________________________________________      Infinera*                                     73,208            700
                                                                           Switch & Data Facilities*                     27,728            345
Medical Products - 1.5%                                                                                                           ______________
Abiomed*                                      20,240            359
Wright Medical Group*                         21,434            652        Total Networking Products                                     2,134
Zoll Medical*                                 25,050            820        _____________________________________________________________________
                                                       ______________
                                                                           Non-Hazardous Waste Disposal - 0.2%
Total Medical Products                                        1,831        Waste Connections*                             8,500            292
_____________________________________________________________________                                                             ______________

Medical-Biomedical/Genetic - 5.3%                                          Total Non-Hazardous Waste Disposal                              292
Alexion Pharmaceuticals*                      19,280            758        _____________________________________________________________________
American Oriental Bioengineering*             89,482            581
Cubist Pharmaceuticals*                       50,065          1,113        Oil Companies-Exploration & Production - 2.7%
Martek Biosciences*                           32,937          1,035        Arena Resources*                              12,053            468
Myriad Genetics*                               8,449            548        Carrizo Oil & Gas*                            16,428            596
OSI Pharmaceuticals*                          18,697            922        Comstock Resources*                            5,926            297
United Therapeutics*                          15,500          1,630        EXCO Resources*                               19,543            319
                                                       ______________      Parallel Petroleum*                           48,918            461
                                                                           Penn Virginia                                  6,399            342
Total Medical-Biomedical/Genetic                              6,587        Petroleum Development*                        19,437            862
_____________________________________________________________________                                                             ______________

Medical-Drugs - 0.7%                                                       Total Oil Companies-Exploration & Production                  3,345
PharMerica*                                   38,173            859        _____________________________________________________________________
                                                       ______________
                                                                           Oil Field Machinery & Equipment - 1.5%
Total Medical-Drugs                                             859        Dril-Quip*                                    11,949            518
_____________________________________________________________________      NATCO Group, Cl A*                            17,057            685
                                                                           T-3 Energy Services*                          18,183            675
Medical-Generic Drugs - 0.6%                                                                                                      ______________
Perrigo                                       20,200            777
                                                       ______________      Total Oil Field Machinery & Equipment                         1,878
                                                                           _____________________________________________________________________
Total Medical-Generic Drugs                                     777
_____________________________________________________________________      Patient Monitoring Equipment - 0.7%
                                                                           Mindray Medical International ADR             25,649            865
Medical-Nursing Homes - 0.7%                                                                                                      ______________
Sun Healthcare Group*                         56,251            825
                                                       ______________      Total Patient Monitoring Equipment                              865
                                                                           _____________________________________________________________________
Total Medical-Nursing Homes                                     825
_____________________________________________________________________

                                                                 38

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Physical Therapy/Rehabilitation Centers - 2.1%                             Retail-Restaurants - 0.6%
Psychiatric Solutions*                        69,599   $      2,641        Panera Bread, Cl A*                            9,843   $        501
                                                       ______________      Papa John's International*                     8,501            231
                                                                                                                                  ______________
Total Physical Therapy/Rehabilitation Centers                 2,641
_____________________________________________________________________      Total Retail-Restaurants                                        732
                                                                           _____________________________________________________________________
Power Conversion/Supply Equipment - 1.2%
Canadian Solar*                               29,449            575        Retail-Sporting Goods - 0.5%
Energy Conversion Devices*                     7,173            418        Dick's Sporting Goods*                        33,059            647
Powell Industries*                            13,576            554                                                               ______________
                                                       ______________
                                                                           Total Retail-Sporting Goods                                     647
Total Power Conversion/Supply Equipment                       1,547        _____________________________________________________________________
_____________________________________________________________________
                                                                           Schools - 1.7%
Printing-Commercial - 1.6%                                                 American Public Education*                     7,420            358
VistaPrint*                                   61,857          2,031        Capella Education*                            16,385            702
                                                       ______________      Strayer Education                              5,434          1,088
                                                                                                                                  ______________
Total Printing-Commercial                                     2,031
_____________________________________________________________________      Total Schools                                                 2,148
                                                                           _____________________________________________________________________
Property/Casualty Insurance - 1.0%
Tower Group                                   50,592          1,192        Seismic Data Collection - 0.6%
                                                       ______________      Dawson Geophysical*                           15,213            710
                                                                                                                                  ______________
Total Property/Casualty Insurance                             1,192
_____________________________________________________________________      Total Seismic Data Collection                                   710
                                                                           _____________________________________________________________________
Quarrying - 0.3%
Compass Minerals International                 6,507            341        Telecommunications Equipment - 0.7%
                                                       ______________      Comtech Telecommunications*                   18,498            911
                                                                                                                                  ______________
Total Quarrying                                                 341
_____________________________________________________________________      Total Telecommunications Equipment                              911
                                                                           _____________________________________________________________________
Recreational Vehicles - 0.5%
Polaris Industries                            12,307            560        Telecommunications Equipment-Fiber Optics - 0.4%
                                                       ______________      IPG Photonics*                                25,504            498
                                                                                                                                  ______________
Total Recreational Vehicles                                     560
_____________________________________________________________________      Total Telecommunications Equipment-Fiber Optics                 498
                                                                           _____________________________________________________________________
Research & Development - 2.0%
Kendle International*                         18,910            845        Telecommunications Services - 0.4%
Parexel International*                        58,879          1,688        Neutral Tandem*                               28,332            525
                                                       ______________                                                             ______________

Total Research & Development                                  2,533        Total Telecommunications Services                               525
_____________________________________________________________________      _____________________________________________________________________

Respiratory Products - 0.8%                                                Therapeutics - 1.1%
Resmed*                                       24,265          1,043        Isis Pharmaceuticals*                         41,301            698
                                                       ______________      Onyx Pharmaceuticals*                         17,370            628
                                                                                                                                  ______________
Total Respiratory Products                                    1,043
_____________________________________________________________________      Total Therapeutics                                            1,326
                                                                           _____________________________________________________________________
Retail-Apparel/Shoe - 3.3%
Aeropostale*                                  63,703          2,046        Toys - 0.2%
Buckle                                         5,316            295        Leapfrog Enterprises*                         25,749            272
Children's Place Retail Stores*               22,943            765                                                               ______________
Gymboree*                                     25,870            918
                                                       ______________      Total Toys                                                      272
                                                                           _____________________________________________________________________
Total Retail-Apparel/Shoe                                     4,024
_____________________________________________________________________      Transactional Software - 0.6%
                                                                           Solera Holdings*                              26,015            747
Retail-Discount - 0.6%                                                                                                            ______________
Big Lots*                                     27,005            752
                                                       ______________      Total Transactional Software                                    747
                                                                           _____________________________________________________________________
Total Retail-Discount                                           752
_____________________________________________________________________      Transport-Marine - 0.4%
                                                                           Eagle Bulk Shipping                           31,150            434
Retail-Pawn Shops - 0.6%                                                                                                          ______________
Ezcorp, Cl A*                                 42,000            790
                                                       ______________      Total Transport-Marine                                          434
                                                                           _____________________________________________________________________
Total Retail-Pawn Shops                                         790
_____________________________________________________________________      Transport-Rail - 0.1%
                                                                           Genesee & Wyoming, Cl A*                       2,978            112
                                                                                                                                  ______________

                                                                           Total Transport-Rail                                            112
                                                                           _____________________________________________________________________

                                                                 39

OLD MUTUAL DEVELOPING GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Transport-Services - 1.0%
HUB Group, Cl A*                              33,204   $      1,250
                                                       ______________

Total Transport-Services                                      1,250
_____________________________________________________________________

Transport-Truck - 1.0%
Con-way                                        8,538            377
Landstar System                               18,957            835
                                                       ______________

Total Transport-Truck                                         1,212
_____________________________________________________________________

Ultra Sound Imaging Systems - 0.2%
SonoSite*                                      8,024            252
                                                       ______________

Total Ultra Sound Imaging Systems                               252
_____________________________________________________________________

Web Portals/ISP - 0.8%
Sohu.com*                                     18,824          1,049
                                                       ______________

Total Web Portals/ISP                                         1,049
_____________________________________________________________________

Wireless Equipment - 0.5%
Sierra Wireless*                              60,973            608
                                                       ______________

Total Wireless Equipment                                        608
                                                       ______________

Total Common Stock (Cost $126,403)                          120,637
_____________________________________________________________________

Investment Company - 1.7%
Growth-Small Cap - 1.7%
iShares Russell 2000 Growth Index Fund        29,286          2,071
                                                       ______________

Total Growth-Small Cap                                        2,071
                                                       ______________

Total Investment Company (Cost $2,135)                        2,071
_____________________________________________________________________

Money Market Fund - 1.9%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)         2,389,464          2,389
                                                       ______________

Total Money Market Fund (Cost $2,389)                         2,389
_____________________________________________________________________

Total Investments - 101.1% (Cost $130,927)                  125,097
_____________________________________________________________________

Other Assets and Liabilities, Net - (1.1)%                   (1,313)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    123,784
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 40

OLD MUTUAL DISCOVER VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Analytic Investors, LLC (1); Barrow, Hanley, Mewhinney & Strauss, Inc. and Thomson Horstmann & Bryant, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Discover Value Fund (the "Fund") underperformed its benchmark, the Russell 2000® Value Index (the "Index"). The Fund's Institutional Class shares posted a (6.79)% return versus a
     1.24% return for the benchmark.

o    The Fund's energy sector return was significantly below that of the Index's, hurting relative performance. The Fund's overweight in industrials, a contributor during the first part of the year, became a detractor. The overweight in consumer discretionary continues to have a negative impact on the Fund. Health care served as a bright spot during the period. An underweight in the financials and telecommunications services sectors also benefited the Fund.

o    Individual stocks that contributed to the Fund's performance include bank holding company UCBH Holdings, office equipment distributor IKON Office Solutions, and retail drug store operator Longs Drug Stores.

o    Poultry producer Pilgrim's Pride, automotive retailer Sonic Automotive, and cement manufacturer Texas Industries, were among the most significant detractors from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Discover Value Fund (the "Fund") underperformed its benchmark, the Russell 2000® Value Index (the "Index"). The Fund's Institutional Class shares posted a (6.79)% return versus a
     1.24% return for the benchmark.

Q.   What investment environment did the Fund face during the past period?

A.   As the period came to a close, a crisis of confidence enveloped world financial markets, resulting in one of the most turbulent periods in the history of investing. The dominant influence on equity markets was the financial crisis which began in the mortgage market and spread to areas of the financial sector, including corporate borrowing, student lending and municipal finance. The fear that froze many credit markets also took its toll on equity markets around the globe. The government engineered takeover of Bear Stearns by JP Morgan, the bankruptcy filing by Lehman Brothers, the acquisition of Merrill Lynch by
     Bank of America, and Goldman Sachs and Morgan Stanley repudiating the investment banking model by applying to the Federal
     Reserve Bank to become commercial banks, are some examples of the events that shaped the period. One result of this market turmoil was a massive deleveraging by many hedge funds and investment banks, leading to an aggressive sell-off in many of the most liquid names in the market. The Russell benchmarks for the third quarter of 2008 bear this out in that the smaller capitalization indices produced better returns. The Russell 1000® Index was (9.35)%, the Russell 2000® Index was (1.11)% and
     the Russell Microcap® Index was (0.83)%.

     As the quarter came to a close, the President and Congress approved a $700 billion financial rescue plan that would effectively pledge public capital to rebuild confidence in the financial system. The plan calls for the U.S. Treasury to buy bad loans, mostly mortgages, from the nation's banks and aims to give financial institutions transparency into the extent of bad credit banks hold. This would, in theory, promote confidence among the lenders that do business with banks, and may lead to thawing the frozen credit markets.

Q.   Which market factors influenced the Fund's relative performance?

A.   Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") points out that it does not attempt to overweight or underweight sectors in anticipation of market conditions. Barrow Hanley constructs the Fund with a focus on individual stock values, independent of sector or industry conditions, therefore short term market challenges do not come into play in its individual stock selection. Barrow Hanley's investment approach looks for holdings where the value of the underlying business is significantly greater than the market price of the security. In doing so, sometimes Barrow Hanley finds itself, as it currently is, with widely different sector weightings when compared with the Index.

     Barrow Hanley's stocks in the Fund generally fit into the category of earnings leveraged and procyclical. Almost universally, financial stocks with exceedingly high levels of profitability have not fit Barrow Hanley's requirements for some time, although this is now changing. Barrow Hanley notes that it did not see the debacle coming; it simply could not find many attractive stocks. What Barrow Hanley notes it did see, and to some lesser degree still does, is a group of beneficiaries of global growth, each with its own particular attraction.

     Thomson Horstmann & Bryant, Inc. ("THB") believes the third quarter witnessed a reversal of the strategy that worked well for the past three years, which was overweight energy and industrials and underweight financials. THB notes that this has

(1) Analytic Investors, LLC was retained as a sub-adviser by Old Mutual Capital, Inc. to provide nondiscretionary investment management services to Barrow, Hanley, Mewhinney & Strauss, Inc. Analytic Investors, LLC does not directly manage any of the
    Fund's assets and therefore does not contribute to the Fund's management overview.

                                                                                                                 Discover Value Fund

                                                                 41

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Analytic Investors, LLC(1); Barrow, Hanley, Mewhinney & Strauss, Inc. and Thomson Horstmann & Bryant, Inc.

Top Ten Holdings
as of September 30, 2008*

Clarcor                                                                     1.0%
___________________________________________________________________________________

Texas Industries                                                            1.0%
___________________________________________________________________________________

Anixter International                                                       0.9%
___________________________________________________________________________________

United Stationers                                                           0.9%
___________________________________________________________________________________

Imation                                                                     0.9%
___________________________________________________________________________________

IKON Office Solutions                                                       0.9%
___________________________________________________________________________________

Fred's, Cl A                                                                0.9%
___________________________________________________________________________________

Kelly Services, Cl A                                                        0.8%
___________________________________________________________________________________

Odyssey HealthCare                                                          0.8%
___________________________________________________________________________________

Universal Forest Products                                                   0.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            8.9%
___________________________________________________________________________________

* Excludes short-term money market fund.

     resulted in many active managers coming up short to their respective benchmarks. The decline in the price of many commodities adversely affected the stock prices of many energy and materials and processing firms. What caught most managers off-guard was the strength in small-cap financial stocks, especially given the weakness in their larger cap brethren.

Q.   How did portfolio composition affect Fund performance?

A.   As the price of oil dropped, so did the value of the Fund's energy holdings. The Fund's energy sector return was significantly below that of the Index's, hurting relative performance. The Fund's overweight in industrials, a contributor during the first part of the year, became a detractor. The overweight in consumer discretionary continues to have a negative impact on the Fund.
     The materials sector, which led the small cap market for at least the last three years, was the second worst performing sector on an absolute return basis. Health care served as a bright spot during the period. THB believes this was driven by a flight to defensive stocks in the face of increased fear levels about the economy and the credit crunch; a wave of mergers and acquisitions early in the third quarter, particularly in the biotech and pharmaceutical segments; and a strong earnings quarter that reduced investor fears about overall health care spending. An underweight in the financials and telecommunications services sectors also benefited the Fund.

     Individual stocks that contributed to the Fund's performance include bank holding company UCBH Holdings, office equipment distributor IKON Office Solutions, and retail drug store operator Longs Drug Stores. UCBH Holdings benefited from an upgrade to its guidance, combined with the general rise in small cap financials during the period. IKON Office Solutions' announcement of a buyout by Ricoh caused a surge in its stock price. Longs Drug Store's stock benefited due to a takeover bid from CVS
     Pharmacy. Poultry producer Pilgrim's Pride, automotive retailer Sonic Automotive, and cement manufacturer Texas Industries, were among the most significant detractors from the Fund's performance. Pilgrim's Pride was hurt by escalating corn prices forcing the company to close plants. Sonic Automotive's stock declined due to the automotive industry being down as a whole because of the credit industry crisis. Texas Industries' operations were adversely affected by the slowdown in the economy, adversely affecting its stock price.

Q.   What is the investment outlook for the small-cap value market?

A.   Barrow Hanley notes that the future construction of the Fund will remain independent of sector, market or industry conditions.
     The objective of Barrow Hanley's valuation model is to identify small companies in which the value of the underlying business is significantly greater than the market price of the security, and generally reflecting, in the aggregate, the following value characteristics: price/sales below the market, price/earnings on normalized earnings below the market, a free cash flow yield above the market, and better than market levels of internal growth and return on capital.

     THB notes that the third quarter was a very challenging period and notes that the combination of hedge fund redemptions and deleveraging by financial institutions drove down the prices of many sound companies to valuations not seen in a long time. THB cannot predict when these events will end and is using this period of extreme volatility to position the Fund for the future by adding to what THB believes to be the Fund's better holdings, initiating positions in new companies at what it believes are attractive valuations, and exiting those stocks that it believes will not perform well going forward in this new environment.

(1) Analytic Investors, LLC was retained as a sub-adviser by Old Mutual Capital, Inc. to provide nondiscretionary investment management services to Barrow, Hanley, Mewhinney & Strauss, Inc. Analytic Investors, LLC does not directly manage any of the
    Fund's assets and therefore does not contribute to the Fund's management overview.

Discover Value Fund

                                                                 42

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Cumulative
                                                                                              Inception    6 Month     Inception
                                                                                                Date       Return       to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                            11/19/07    (6.79)%      (12.20)%
Russell 2000® Value Index                                                                      11/19/07     1.24%        (4.29)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.41% and 1.18%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Discover Value Fund – Institutional Class	Russell 2000® Value Index
11/19/07	10,000	10,000
3/31/08	9,420	9,216
9/30/08	8,780	9,571

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.8%
Consumer Discretionary	10.2%
Consumer Staples	3.3%
Energy	7.1%
Financials	19.0%
Health Care	7.7%
Industrials	28.7%
Information Technology	15.1%
Materials	6.2%
Utilities	0.9%

                                                                 43

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.2%                                                       Building Products-Air/Heating - 0.6%
Advanced Materials/Products - 0.6%                                         AAON                                           9,950   $        181
Ceradyne*                                        230   $          8                                                               ______________
Hexcel*                                       13,450            184
                                                       ______________      Total Building Products-Air/Heating                             181
                                                                           _____________________________________________________________________
Total Advanced Materials/Products                               192
_____________________________________________________________________      Building Products-Cement/Aggregate - 1.7%
                                                                           Eagle Materials                               10,600            237
Advertising Services - 0.4%                                                Texas Industries                               7,500            306
inVentiv Health*                               7,000            124                                                               ______________
                                                       ______________
                                                                           Total Building Products-Cement/Aggregate                        543
Total Advertising Services                                      124        _____________________________________________________________________
_____________________________________________________________________
                                                                           Building Products-Doors & Windows - 0.0%
Aerospace/Defense - 0.8%                                                   Apogee Enterprises                               410              6
Cubic                                         10,340            254                                                               ______________
                                                       ______________
                                                                           Total Building Products-Doors & Windows                           6
Total Aerospace/Defense                                         254        _____________________________________________________________________
_____________________________________________________________________
                                                                           Building-Heavy Construction - 0.8%
Aerospace/Defense-Equipment - 0.7%                                         Chicago Bridge & Iron                          5,300            102
B/E Aerospace*                                 8,500            135        Granite Construction                           4,200            150
Triumph Group                                  1,600             73                                                               ______________
                                                       ______________
                                                                           Total Building-Heavy Construction                               252
Total Aerospace/Defense-Equipment                               208        _____________________________________________________________________
_____________________________________________________________________
                                                                           Building-Maintenance & Service - 0.6%
Apparel Manufacturers - 0.7%                                               Integrated Electrical Services*               10,500            184
Columbia Sportswear                            5,550            233                                                               ______________
                                                       ______________
                                                                           Total Building-Maintenance & Service                            184
Total Apparel Manufacturers                                     233        _____________________________________________________________________
_____________________________________________________________________
                                                                           Chemicals-Diversified - 0.6%
Auto/Truck Parts & Equipment-Original - 0.1%                               Aceto                                          1,170             11
ArvinMeritor                                     780             10        Innospec                                         780              9
Superior Industries International                350              7        Solutia*                                      11,100            155
                                                       ______________      Westlake Chemical                                380              8
                                                                                                                                  ______________
Total Auto/Truck Parts & Equipment-Original                      17
_____________________________________________________________________      Total Chemicals-Diversified                                     183
                                                                           _____________________________________________________________________
Auto/Truck Parts & Equipment-Replacement - 0.0%
ATC Technology*                                  400              9        Chemicals-Specialty - 1.2%
                                                       ______________      Ferro                                         12,900            259
                                                                           Minerals Technologies                          2,030            121
Total Auto/Truck Parts & Equipment-Replacement                    9        OM Group*                                        270              6
_____________________________________________________________________                                                             ______________

Batteries/Battery Systems - 0.5%                                           Total Chemicals-Specialty                                       386
EnerSys*                                       8,500            168        _____________________________________________________________________
                                                       ______________
                                                                           Coatings/Paint - 0.0%
Total Batteries/Battery Systems                                 168        Kronos Worldwide                                 800             11
_____________________________________________________________________                                                             ______________

Beverages-Non-Alcoholic - 0.8%                                             Total Coatings/Paint                                             11
Coca-Cola Bottling                             5,520            241        _____________________________________________________________________
                                                       ______________
                                                                           Commercial Banks-Central US - 1.5%
Total Beverages-Non-Alcoholic                                   241        Heartland Financial USA                        4,100            103
_____________________________________________________________________      Integra Bank                                   1,160              9
                                                                           MB Financial                                   6,400            212
Building & Construction Products-Miscellaneous - 0.6%                      Wintrust Financial                             5,200            153
Armstrong World Industries                     3,100             90                                                               ______________
Interline Brands*                              1,200             19
Louisiana-Pacific                              9,500             88        Total Commercial Banks-Central US                               477
                                                       ______________      _____________________________________________________________________

Total Building & Construction Products-Miscellaneous            197        Commercial Banks-Eastern US - 0.9%
_____________________________________________________________________      Provident Bankshares                          12,300            119
                                                                           Webster Financial                              6,300            159
Building & Construction-Miscellaneous - 0.3%                                                                                      ______________
MYR Group*                                     7,200             91
                                                       ______________      Total Commercial Banks-Eastern US                               278
                                                                           _____________________________________________________________________
Total Building & Construction-Miscellaneous                      91
_____________________________________________________________________

Building Products-Wood - 0.8%
Universal Forest Products                      7,570            264
                                                       ______________

Total Building Products-Wood                                    264
_____________________________________________________________________

                                                                 44

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Southern US - 1.8%                                        Consumer Products-Miscellaneous - 1.7%
Colonial BancGroup                            29,000   $        228        American Greetings, Cl A                      17,280   $        264
First Horizon National                        19,878            186        Blyth                                         10,100            115
Santander BanCorp                              7,700             83        CSS Industries                                 6,320            163
South Financial Group                          8,400             62                                                               ______________
                                                       ______________
                                                                           Total Consumer Products-Miscellaneous                           542
Total Commercial Banks-Southern US                              559        _____________________________________________________________________
_____________________________________________________________________
                                                                           Data Processing/Management - 0.0%
Commercial Banks-Western US - 2.2%                                         Acxiom                                           780             10
Guaranty Bancorp*                             36,000            220                                                               ______________
Hanmi Financial                                9,500             48
UCBH Holdings                                 29,300            188        Total Data Processing/Management                                 10
Zions Bancorporation                           6,400            248        _____________________________________________________________________
                                                       ______________
                                                                           Dental Supplies & Equipment - 0.4%
Total Commercial Banks-Western US                               704        Sirona Dental Systems*                         4,900            114
_____________________________________________________________________                                                             ______________

Commercial Services - 1.3%                                                 Total Dental Supplies & Equipment                               114
PHH*                                          17,080            227        _____________________________________________________________________
Steiner Leisure*                               4,900            168
                                                       ______________      Diagnostic Kits - 0.7%
                                                                           Inverness Medical Innovations*                 7,650            230
Total Commercial Services                                       395                                                               ______________
_____________________________________________________________________
                                                                           Total Diagnostic Kits                                           230
Commercial Services-Finance - 2.7%                                         _____________________________________________________________________
Advance America Cash
   Advance Centers                            75,190            225        Distribution/Wholesale - 2.3%
Deluxe                                         1,190             17        Brightpoint*                                   1,170              8
Dollar Financial*                             14,490            223        Core-Mark Holding*                             9,515            238
Global Cash Access Holdings*                  32,100            162        Owens & Minor                                  1,150             56
QC Holdings                                    2,300             16        United Stationers*                             5,935            284
Wright Express*                                6,700            200        Watsco                                         2,600            131
                                                       ______________                                                             ______________

Total Commercial Services-Finance                               843        Total Distribution/Wholesale                                    717
_____________________________________________________________________      _____________________________________________________________________

Computer Aided Design - 0.6%                                               Diversified Manufacturing Operations - 1.7%
Aspen Technology*                              6,900             88        Acuity Brands                                  5,340            223
Parametric Technology*                         5,950            109        Barnes Group                                   3,100             63
                                                       ______________      Federal Signal                                 8,855            121
                                                                           Griffon*                                         780              7
Total Computer Aided Design                                     197        Lydall*                                          780              8
_____________________________________________________________________      Park-Ohio Holdings*                              390              7
                                                                           Trinity Industries                             4,200            108
Computer Services - 0.9%                                                                                                          ______________
IKON Office Solutions                         16,380            279
Insight Enterprises*                             780             10        Total Diversified Manufacturing Operations                      537
                                                       ______________      _____________________________________________________________________

Total Computer Services                                         289        Diversified Operations - 0.8%
_____________________________________________________________________      Compass Diversified Holdings                  17,520            244
                                                                                                                                  ______________
Computers-Memory Devices - 1.2%
Imation                                       12,460            281        Total Diversified Operations                                    244
Xyratex*                                       9,400            105        _____________________________________________________________________
                                                       ______________
                                                                           Diversified Operations/Commercial Services - 0.8%
Total Computers-Memory Devices                                  386        Viad                                           8,430            243
_____________________________________________________________________      Volt Information Sciences*                       780              7
                                                                                                                                  ______________
Consulting Services - 1.7%
FTI Consulting*                                1,900            137        Total Diversified Operations/Commercial Services                250
Huron Consulting Group*                        3,200            182        _____________________________________________________________________
Watson Wyatt Worldwide, Cl A                   4,400            219
                                                       ______________      E-Commerce/Products - 0.0%
                                                                           1-800-FLOWERS.COM, Cl A*                       1,560              9
Total Consulting Services                                       538                                                               ______________
_____________________________________________________________________
                                                                           Total E-Commerce/Products                                         9
                                                                           _____________________________________________________________________

                                                                           E-Commerce/Services - 0.0%
                                                                           Move*                                          3,900              8
                                                                                                                                  ______________

                                                                           Total E-Commerce/Services                                         8
                                                                           _____________________________________________________________________

                                                                 45

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electric-Integrated - 0.7%                                                 Finance-Other Services - 0.7%
Otter Tail                                     7,300   $        224        BGC Partners, Cl A                            46,220   $        198
                                                       ______________      GFI Group                                      2,330             11
                                                                                                                                  ______________
Total Electric-Integrated                                       224
_____________________________________________________________________      Total Finance-Other Services                                    209
                                                                           _____________________________________________________________________
Electronic Components-Miscellaneous - 1.0%
Benchmark Electronics*                        16,545            233        Food-Miscellaneous/Diversified - 1.3%
Sanmina-SCI*                                   3,880              5        Chiquita Brands International*                10,000            158
Stoneridge*                                      730              8        Seaboard                                         209            263
Technitrol                                     4,600             68                                                               ______________
                                                       ______________
                                                                           Total Food-Miscellaneous/Diversified                            421
Total Electronic Components-Miscellaneous                       314        _____________________________________________________________________
_____________________________________________________________________
                                                                           Food-Retail - 0.1%
Electronic Components-Semiconductors - 1.4%                                Great Atlantic & Pacific Tea*                    780              8
Amkor Technology*                             25,640            163        Winn-Dixie Stores*                               900             13
DSP Group*                                     1,170              9                                                               ______________
Lattice Semiconductor*                         3,880              8
Macrovision Solutions*                         3,000             46        Total Food-Retail                                                21
Microsemi*                                     8,400            214        _____________________________________________________________________
Omnivision Technologies*                         780              9
                                                       ______________      Food-Wholesale/Distribution - 0.8%
                                                                           Fresh Del Monte Produce*                      11,495            255
Total Electronic Components-Semiconductors                      449                                                               ______________
_____________________________________________________________________
                                                                           Total Food-Wholesale/Distribution                               255
E-Marketing/Information - 0.5%                                             _____________________________________________________________________
Valueclick*                                   15,100            155
                                                       ______________      Footwear & Related Apparel - 0.1%
                                                                           Skechers U.S.A., Cl A*                           300              5
Total E-Marketing/Information                                   155        Timberland, Cl A*                                800             14
_____________________________________________________________________                                                             ______________

Engineering/R&D Services - 0.8%                                            Total Footwear & Related Apparel                                 19
EMCOR Group*                                   8,855            233        _____________________________________________________________________
                                                       ______________
                                                                           Gas-Distribution - 0.5%
Total Engineering/R&D Services                                  233        South Jersey Industries                        4,600            164
_____________________________________________________________________                                                             ______________

Enterprise Software/Services - 0.6%                                        Total Gas-Distribution                                          164
Informatica*                                  15,300            199        _____________________________________________________________________
                                                       ______________
                                                                           Golf - 0.0%
Total Enterprise Software/Services                              199        Callaway Golf                                    745             10
_____________________________________________________________________                                                             ______________

Environmental Consulting & Engineering - 0.4%                              Total Golf                                                       10
Tetra Tech*                                    4,600            111        _____________________________________________________________________
                                                       ______________
                                                                           Hotels & Motels - 0.6%
Total Environmental Consulting & Engineering                    111        Gaylord Entertainment*                         6,200            182
_____________________________________________________________________                                                             ______________

Filtration/Separation Products - 1.1%                                      Total Hotels & Motels                                           182
Clarcor                                        8,800            334        _____________________________________________________________________
                                                       ______________
                                                                           Human Resources - 2.9%
Total Filtration/Separation Products                            334        Administaff                                    4,270            116
_____________________________________________________________________      CDI                                            9,630            215
                                                                           Kelly Services, Cl A                          13,980            266
Finance-Consumer Loans - 0.4%                                              Kforce*                                          780              8
Ocwen Financial*                              15,300            123        Monster Worldwide*                             6,100             91
                                                       ______________      MPS Group*                                    21,745            219
                                                                           TrueBlue*                                        390              6
Total Finance-Consumer Loans                                    123                                                               ______________
_____________________________________________________________________
                                                                           Total Human Resources                                           921
Finance-Credit Card - 0.6%                                                 _____________________________________________________________________
Advanta, Cl B                                 21,400            176
                                                       ______________      Identification Systems/Devices - 0.7%
                                                                           Checkpoint Systems*                           12,430            234
Total Finance-Credit Card                                       176                                                               ______________
_____________________________________________________________________
                                                                           Total Identification Systems/Devices                            234
Finance-Investment Banker/Broker - 1.2%                                    _____________________________________________________________________
Knight Capital Group, Cl A*                   11,100            165
Piper Jaffray*                                 2,500            108
Stifel Financial*                              2,350            117
                                                       ______________

Total Finance-Investment Banker/Broker                          390
_____________________________________________________________________

                                                                 46

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Industrial Automation/Robot - 0.8%                                         Machinery-Material Handling - 0.5%
Intermec*                                     13,400   $        263        NACCO Industries, Cl A                         1,670   $        158
                                                       ______________                                                             ______________

Total Industrial Automation/Robot                               263        Total Machinery-Material Handling                               158
_____________________________________________________________________      _____________________________________________________________________

Instruments-Scientific - 0.1%                                              Medical Instruments - 1.0%
PerkinElmer                                      900             22        ev3*                                          15,000            151
                                                       ______________      Integra LifeSciences Holdings*                 3,700            163
                                                                                                                                  ______________
Total Instruments-Scientific                                     22
_____________________________________________________________________      Total Medical Instruments                                       314
                                                                           _____________________________________________________________________
Internet Application Software - 0.7%
Interwoven*                                   15,800            223        Medical Products - 0.8%
                                                       ______________      PSS World Medical*                            13,150            256
                                                                                                                                  ______________
Total Internet Application Software                             223
_____________________________________________________________________      Total Medical Products                                          256
                                                                           _____________________________________________________________________
Internet Incubators - 0.0%
ModusLink Global Solutions*                      780              8        Medical Sterilization Product - 0.6%
                                                       ______________      STERIS                                         4,800            180
                                                                                                                                  ______________
Total Internet Incubators                                         8
_____________________________________________________________________      Total Medical Sterilization Product                             180
                                                                           _____________________________________________________________________
Investment Companies - 0.3%
MCG Capital                                    1,950              5        Medical-Generic Drugs - 0.3%
TICC Capital                                  14,600             75        Perrigo                                        2,200             85
                                                       ______________                                                             ______________

Total Investment Companies                                       80        Total Medical-Generic Drugs                                      85
_____________________________________________________________________      _____________________________________________________________________

Investment Management/Advisory Services - 0.6%                             Medical-HMO - 0.8%
National Financial Partners                   12,820            192        Triple-S Management, Cl B*                    15,250            248
                                                       ______________                                                             ______________

Total Investment Management/Advisory Services                   192        Total Medical-HMO                                               248
_____________________________________________________________________      _____________________________________________________________________

Lasers-Systems/Components - 0.2%                                           Medical-Nursing Homes - 0.8%
Cymer*                                         2,900             73        Odyssey HealthCare*                           26,170            266
                                                       ______________                                                             ______________

Total Lasers-Systems/Components                                  73        Total Medical-Nursing Homes                                     266
_____________________________________________________________________      _____________________________________________________________________

Life/Health Insurance - 1.9%                                               Metal Processors & Fabricators - 3.4%
American Equity Investment                                                 Circor International                           3,600            156
   Life Holding                               16,900            127        Dynamic Materials                              5,500            128
Independence Holding                           1,500             17        Haynes International*                          4,500            211
Phoenix                                       24,990            231        Ladish*                                        6,400            130
Universal American*                           19,420            237        Mueller Industries                             9,520            219
                                                       ______________      Worthington Industries                        15,920            238
                                                                                                                                  ______________
Total Life/Health Insurance                                     612
_____________________________________________________________________      Total Metal Processors & Fabricators                          1,082
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 0.1%
Astec Industries*                                500             15        Miscellaneous Manufacturing - 0.5%
                                                       ______________      Movado Group                                   7,450            167
                                                                                                                                  ______________
Total Machinery-Construction & Mining                            15
_____________________________________________________________________      Total Miscellaneous Manufacturing                               167
                                                                           _____________________________________________________________________
Machinery-Electrical - 0.6%
Baldor Electric                                6,550            189        Multi-line Insurance - 0.8%
                                                       ______________      Horace Mann Educators                         18,680            240
                                                                                                                                  ______________
Total Machinery-Electrical                                      189
_____________________________________________________________________      Total Multi-line Insurance                                      240
                                                                           _____________________________________________________________________
Machinery-General Industry - 1.7%
Albany International, Cl A                     2,600             71        Multimedia - 0.0%
Altra Holdings*                               14,200            210        Journal Communications, Cl A                   1,950             10
Applied Industrial Technologies                9,390            253                                                               ______________
                                                       ______________
                                                                           Total Multimedia                                                 10
Total Machinery-General Industry                                534        _____________________________________________________________________
_____________________________________________________________________

                                                                 47

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Networking Products - 1.5%                                                 Paper & Related Products - 0.1%
3Com*                                          3,880   $          9        Schweitzer-Mauduit International                 380   $          7
Anixter International*                         4,800            286        Wausau Paper                                   1,160             12
Extreme Networks*                             53,120            179                                                               ______________
Netgear*                                         390              6
                                                       ______________      Total Paper & Related Products                                   19
                                                                           _____________________________________________________________________
Total Networking Products                                       480
_____________________________________________________________________      Physical Practice Management - 0.4%
                                                                           Pediatrix Medical Group*                       2,200            119
Non-Ferrous Metals - 0.4%                                                                                                         ______________
RTI International Metals*                      6,400            125
                                                       ______________      Total Physical Practice Management                              119
                                                                           _____________________________________________________________________
Total Non-Ferrous Metals                                        125
_____________________________________________________________________      Poultry - 0.9%
                                                                           Pilgrim's Pride                               11,280             28
Office Furnishings-Original - 0.2%                                         Sanderson Farms                                6,800            250
Interface, Cl A                                6,210             71                                                               ______________
                                                       ______________
                                                                           Total Poultry                                                   278
Total Office Furnishings-Original                                71        _____________________________________________________________________
_____________________________________________________________________
                                                                           Power Conversion/Supply Equipment - 0.5%
Office Supplies & Forms - 0.6%                                             Advanced Energy Industries*                   12,100            166
ACCO Brands*                                  19,930            150                                                               ______________
Standard Register                              2,730             27
                                                       ______________      Total Power Conversion/Supply Equipment                         166
                                                                           _____________________________________________________________________
Total Office Supplies & Forms                                   177
_____________________________________________________________________      Printing-Commercial - 0.5%
                                                                           Bowne                                         13,280            153
Oil Companies-Exploration & Production - 2.9%                                                                                     ______________
Cabot Oil & Gas                                6,500            235
Carrizo Oil & Gas*                             2,500             91        Total Printing-Commercial                                       153
Forest Oil*                                    4,050            201        _____________________________________________________________________
Meridian Resource*                            29,500             54
PetroHawk Energy*                              7,200            156        Property/Casualty Insurance - 0.0%
Stone Energy*                                  3,820            162        LandAmerica Financial Group                      400             10
                                                       ______________                                                             ______________

Total Oil Companies-Exploration & Production                    899        Total Property/Casualty Insurance                                10
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Integrated - 0.0%                                            Publishing-Books - 0.5%
Delek US Holdings                              1,240             11        Scholastic                                     6,240            160
                                                       ______________                                                             ______________

Total Oil Companies-Integrated                                   11        Total Publishing-Books                                          160
_____________________________________________________________________      _____________________________________________________________________

Oil Field Machinery & Equipment - 0.1%                                     Racetracks - 0.0%
Complete Production Services*                  1,400             28        Speedway Motorsports                             390              8
                                                       ______________                                                             ______________

Total Oil Field Machinery & Equipment                            28        Total Racetracks                                                  8
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - 0.5%                                            Radio - 0.0%
Alon USA Energy                                  400              5        Cox Radio, Cl A*                                 780              8
CVR Energy*                                   18,640            159                                                               ______________
                                                       ______________
                                                                           Total Radio                                                       8
Total Oil Refining & Marketing                                  164        _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Hotels - 1.9%
Oil-Field Services - 3.0%                                                  DiamondRock Hospitality                       28,340            258
Matrix Service*                               12,100            231        FelCor Lodging Trust                          24,870            178
North American Energy Partners*                7,100             74        Strategic Hotels & Resorts                    19,880            150
Oceaneering International*                     3,800            203                                                               ______________
Superior Energy Services*                      5,700            178
Tesco*                                         2,900             61        Total REITs-Hotels                                              586
Willbros Group*                                7,300            193        _____________________________________________________________________
                                                       ______________
                                                                           REITs-Mortgage - 0.4%
Total Oil-Field Services                                        940        Gramercy Capital                              37,770             98
_____________________________________________________________________      Resource Capital                               1,900             12
                                                                                                                                  ______________

                                                                           Total REITs-Mortgage                                            110
                                                                           _____________________________________________________________________

                                                                           Rental Auto/Equipment - 0.0%
                                                                           H&E Equipment Services*                          780              8
                                                                                                                                  ______________

                                                                           Total Rental Auto/Equipment                                       8
                                                                           _____________________________________________________________________

                                                                 48

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 1.2%                                                 Retirement/Aged Care - 0.6%
AnnTaylor Stores*                              2,900   $         60        Emeritus*                                      7,200   $        179
Brown Shoe                                       770             13        Five Star Quality Care*                        2,320              9
Charlotte Russe Holding*                         770              8                                                               ______________
Dress Barn*                                    8,000            122
Gymboree*                                      2,800             99        Total Retirement/Aged Care                                      188
Hanesbrands*                                   1,700             37        _____________________________________________________________________
J Crew Group*                                    300              9
Kenneth Cole Productions, Cl A                   780             11        S&L/Thrifts-Central US - 0.0%
Shoe Carnival*                                   390              6        Anchor Bancorp Wisconsin                       1,170              9
Stein Mart                                     2,320              9                                                               ______________
                                                       ______________
                                                                           Total S&L/Thrifts-Central US                                      9
Total Retail-Apparel/Shoe                                       374        _____________________________________________________________________
_____________________________________________________________________
                                                                           S&L/Thrifts-Eastern US - 1.7%
Retail-Appliances - 0.1%                                                   Brookline Bancorp                              7,950            102
Conn's*                                          390              7        Dime Community Bancshares                      8,700            132
hhgregg*                                         770              8        NewAlliance Bancshares                        11,850            178
                                                       ______________      Provident New York Bancorp                     9,950            132
                                                                                                                                  ______________
Total Retail-Appliances                                          15
_____________________________________________________________________      Total S&L/Thrifts-Eastern US                                    544
                                                                           _____________________________________________________________________
Retail-Automobile - 0.3%
Sonic Automotive, Cl A                        11,750             99        Semiconductor Components-Integrated Circuits - 1.0%
                                                       ______________      Cirrus Logic*                                  9,700             53
                                                                           Emulex*                                       13,210            141
Total Retail-Automobile                                          99        Power Integrations*                            4,300            104
_____________________________________________________________________                                                             ______________

Retail-Discount - 0.9%                                                     Total Semiconductor Components-Integrated Circuits              298
Fred's, Cl A                                  19,020            270        _____________________________________________________________________
                                                       ______________
                                                                           Semiconductor Equipment - 0.8%
Total Retail-Discount                                           270        Entegris*                                     43,890            212
_____________________________________________________________________      MKS Instruments*                                 400              8
                                                                           Verigy*                                        2,800             46
Retail-Fabric Store - 0.0%                                                                                                        ______________
Jo-Ann Stores*                                   390              8
                                                       ______________      Total Semiconductor Equipment                                   266
                                                                           _____________________________________________________________________
Total Retail-Fabric Store                                         8
_____________________________________________________________________      Steel-Producers - 0.0%
                                                                           Schnitzer Steel Industries, Cl A                 180              7
Retail-Home Furnishings - 0.6%                                                                                                    ______________
Haverty Furniture                             16,790            192
                                                       ______________      Total Steel-Producers                                             7
                                                                           _____________________________________________________________________
Total Retail-Home Furnishings                                   192
_____________________________________________________________________      Steel-Specialty - 0.5%
                                                                           Universal Stainless & Alloy*                   6,400            164
Retail-Petroleum Products - 0.8%                                                                                                  ______________
World Fuel Services                           10,330            238
                                                       ______________      Total Steel-Specialty                                           164
                                                                           _____________________________________________________________________
Total Retail-Petroleum Products                                 238
_____________________________________________________________________      Super-Regional Banks-US - 0.2%
                                                                           National City                                 31,100             54
Retail-Restaurants - 1.3%                                                                                                         ______________
California Pizza Kitchen*                      5,100             66
O'Charleys                                       780              7        Total Super-Regional Banks-US                                    54
Panera Bread, Cl A*                            2,800            143        _____________________________________________________________________
PF Chang's China Bistro*                       3,700             87
Ruby Tuesday*                                 19,500            113        Telecommunications Equipment - 0.8%
                                                       ______________      Comtech Telecommunications*                    4,800            236
                                                                                                                                  ______________
Total Retail-Restaurants                                        416
_____________________________________________________________________      Total Telecommunications Equipment                              236
                                                                           _____________________________________________________________________
Retail-Sporting Goods - 0.0%
Big 5 Sporting Goods                           1,160             12        Telecommunications Services - 0.4%
                                                       ______________      MasTec*                                        9,500            126
                                                                                                                                  ______________
Total Retail-Sporting Goods                                      12
_____________________________________________________________________      Total Telecommunications Services                               126
                                                                           _____________________________________________________________________

                                                                           Television - 0.2%
                                                                           Belo, Cl A                                    10,400             62
                                                                           Sinclair Broadcast Group, Cl A                 1,570              8
                                                                                                                                  ______________

                                                                           Total Television                                                 70
                                                                           _____________________________________________________________________

                                                                 49

OLD MUTUAL DISCOVER VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

Description                                   Shares    Value (000)
_____________________________________________________________________

Textile-Apparel - 0.0%
Perry Ellis International*                       380   $          6
                                                       ______________

Total Textile-Apparel                                             6
_____________________________________________________________________

Transport-Air Freight - 0.0%
Atlas Air Worldwide Holdings*                    185              7
                                                       ______________

Total Transport-Air Freight                                       7
_____________________________________________________________________

Transport-Equipment & Leasing - 0.7%
Greenbrier                                    11,900            232
                                                       ______________

Total Transport-Equipment & Leasing                             232
_____________________________________________________________________

Transport-Services - 0.6%
Pacer International                           12,150            200
                                                       ______________

Total Transport-Services                                        200
_____________________________________________________________________

Transport-Truck - 1.9%
Arkansas Best                                    220              7
Forward Air                                    4,450            121
Heartland Express                              5,500             85
Landstar System                                5,600            247
YRC Worldwide*                                11,300            135
                                                       ______________

Total Transport-Truck                                           595
_____________________________________________________________________

Vitamins & Nutrition Products - 0.3%
NBTY*                                          2,900             86
                                                       ______________

Total Vitamins & Nutrition Products                              86
_____________________________________________________________________

Water - 0.4%
Consolidated Water                             6,450            110
                                                       ______________

Total Water                                                     110
_____________________________________________________________________

Web Portals/ISP - 1.6%
Earthlink*                                    29,330            249
United Online                                 25,250            238
                                                       ______________

Total Web Portals/ISP                                           487
                                                       ______________

Total Common Stock (Cost $34,312)                            31,261
_____________________________________________________________________

Money Market Fund - 1.9%
Dreyfus Cash Management Fund,
  Institutional Class, 2.683% (A)            580,382            580
                                                       ______________

Total Money Market Fund (Cost $580)                             580
_____________________________________________________________________

Total Investments - 101.1% (Cost $34,892)                    31,841
_____________________________________________________________________

Other Assets and Liabilities, Net - (1.1)%                     (338)
_____________________________________________________________________

Total Net Assets - 100.0%                              $     31,503
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 50

OLD MUTUAL FOCUSED FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Liberty Ridge Capital, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P
     500 Index. The Fund's Class Z shares posted a (9.34)% return versus a (10.87)% return for the benchmark.

o    From a sector perspective, stock selection within the consumer staples and consumer discretionary sectors contributed positively to the Fund's performance as did an overweight in the information technology sector. On the other side of the equation, stock selection in the financials, materials and industrials sectors detracted from the Fund's performance.

o    Among the stocks that contributed positively to the Fund's performance were beer distributor Anheuser-Busch (no longer a Fund holding), insurance conglomerate Berkshire Hathaway, and pharmaceutical firm Schering-Plough (no longer a Fund holding).

o    Detractors from performance during the period included industrial conglomerate General Electric, life insurer Hartford
     Financial Services Group, and mining company Sterlite Industries.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P
     500 Index. The Fund's Class Z shares posted a (9.34)% return versus a (10.87)% return for the benchmark. Performance for all share classes can be found on page 53.

Q.   What investment environment did the Fund face during the past period?

A.   During the second quarter of 2008, the extreme volatility the markets experienced in the first quarter of 2008 dissipated and stocks with solid fundamentals were rewarded. Also, the second quarter was marked by extreme sector leadership where the energy sector outperformed dramatically. Commodity prices soared in the rising inflationary environment, which drove the energy sector
     up. However, this sector leadership reversed quickly in July, creating a very different third quarter. The energy sector's underperformance was offset by a rally in the financials sector, which performed well in August and September, even as the financial crisis exploded, causing the collapse of major banking institutions on Wall Street, government bailouts, and numerous financial takeovers. In addition, during the period, non-earners, stocks with low earnings visibility to no earnings, outperformed, adding to the already challenging environment for growth stocks. The period's reversal led value stocks to generally outperform growth stocks in most market cap segments, while small-cap stocks outperformed mid-cap and large-cap peers.

Q.   Which market factors influenced the Fund's relative performance?

A.   Stock specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection within the consumer staples and consumer discretionary sectors contributed positively to the Fund's performance as did an overweight in the information technology sector. On the other side of the equation, stock selection in the financials, materials and industrials sectors detracted from the Fund's performance.

     Among the stocks that contributed positively to the Fund's performance were beer distributor Anheuser-Busch (no longer a Fund holding), insurance conglomerate Berkshire Hathaway, and pharmaceutical firm Schering-Plough (no longer a Fund holding).
     Anheuser-Busch benefited from a takeover offer from InBev, a large foreign competitor. Berkshire Hathaway had a solid, cash rich balance sheet and opportunistic investments throughout the year. Schering-Plough benefited due to strong results recovering from a product scare, and a restructuring effort well received by investors. Detractors from performance during the period included industrial conglomerate General Electric, life insurer Hartford Financial Services Group, and mining company
     Sterlite Industries. General Electric's financing arm was caught up in the liquidity scare and the rest of its business slowed down along with the global economy. Investment portfolio losses and a financing scare, along with credit agency downgrades, hurt Hartford Financial Services Group. Sterlite Industries was hurt by a downdraft in commodity metal prices and a poorly received restructuring announcement.

                                                                                                                        Focused Fund

                                                                 51

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Liberty Ridge Capital, Inc.

Top Ten Holdings
as of September 30, 2008

Maxim Integrated Products                                                   8.6%
___________________________________________________________________________________

Microsoft                                                                   7.6%
___________________________________________________________________________________

Intel                                                                       4.7%
___________________________________________________________________________________

El Paso                                                                     4.5%
___________________________________________________________________________________

Nokia ADR                                                                   4.5%
___________________________________________________________________________________

Texas Instruments                                                           4.4%
___________________________________________________________________________________

Walgreen                                                                    4.4%
___________________________________________________________________________________

Wyeth                                                                       4.1%
___________________________________________________________________________________

EMC                                                                         3.9%
___________________________________________________________________________________

PetroChina ADR                                                              3.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           50.6%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Liberty Ridge Capital, Inc. ("Liberty Ridge") notes that there seems to be little debate anymore whether the U.S. economy is in recession. What does matter at this point, in Liberty Ridge's view, is the depth and breadth of the economic malaise, and more importantly, whether it and the similar slowdowns across Western Europe will have an affect on the worldwide economy. Liberty
     Ridge believes that should the slowdown in the developed markets be strong enough to cause a marked slowdown in growth in the emerging economies, the sharp pullback in energy and other global cyclicals may continue, and the overall market may have difficulty making gains in the face of this lost leadership.

     Liberty Ridge believes that equally as important as the question of global economic growth is the question of the stability of the financial markets and the likelihood of a crisis overwhelming one or more of the major financial players. Liberty Ridge points out that the failure of Lehman Brothers and the rescue of Fannie Mae, Freddie Mac and AIG by the U.S. Government have had repercussions on the rest of the market. Liberty Ridge believes that given the severe lack of confidence in the financial system, future market strength remains highly dependent on how quickly and securely the federal government contains counterparty risk these events have created. Liberty Ridge notes that on this score it is difficult to pinpoint a likely outcome, as market sentiment and political outcomes may have as much or more relevance than underlying fundamentals. That said,
     Liberty Ridge notes that fundamental deterioration among financial stocks continues and has driven the rest of the market with
     it. Liberty Ridge points out that the headline issues appear to be moving away from subprime residential mortgages into the much larger domain of counterparty risk, as well as prime residential mortgages, consumer credit, commercial real estate, and eventually corporate loans, all providing much risk to bank earnings and balance sheet strength.

     Liberty Ridge believes the relative winners will be those companies with pricing power, inelastic demand for their products, and balance sheets strong enough to survive and thrive in a rapidly deleveraging world.

Focused Fund

                                                                 52

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                            Annualized     Annualized   Annualized
                                     Inception           6 Month            1 Year            5 Year         10 Year     Inception
                                       Date              Return             Return            Return         Return      to Date
____________________________________________________________________________________________________________________________________

Class Z                              02/12/99            (9.34)%            (20.49)%           7.05%           n/a        8.66%
Class A with load                    09/30/03           (14.65)%            (25.27)%           5.52%           n/a        5.52%
Class A without load                 09/30/03            (9.46)%            (20.72)%           6.78%           n/a        6.78%
Class C with load                    09/30/03           (10.69)%            (22.03)%           5.99%           n/a        5.99%
Class C without load                 09/30/03            (9.79)%            (21.27)%           5.99%           n/a        5.99%
Institutional Class                  12/20/06 (1)        (9.12)%            (20.23)%            n/a            n/a       (8.48)%
S&P 500 Index                        02/12/99           (10.87)%            (21.98)%           5.17%          3.06%       1.11%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.37% and
1.16%; 2.21% and 1.41%; 7.38% and 2.16%; and 1.03% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Focused Fund – Class Z	S&P 500 Index
2/12/99	10,000	10,000
3/31/99	10,205	10,475
3/31/00	19,304	12,354
3/31/01	18,612	9,676
3/31/02	17,462	9,699
3/31/03	12,946	7,298
3/31/04	18,530	9,860
3/31/05	20,060	10,520
3/31/06	22,041	11,754
3/31/07	25,535	13,145
3/31/08	24,716	12,477
9/30/08	22,408	11,121

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of February 12, 1999 to an investment made in an unmanaged securities index on that date. Performance for the
Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.5%
Consumer Discretionary	3.8%
Consumer Staples	8.2%
Energy	13.4%
Financials	8.2%
Health Care	5.7%
Industrials	5.7%
Information Technology	45.4%
Materials	4.4%
Telecommunications Services	3.7%

                                                                 53

OLD MUTUAL FOCUSED FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.4%                                                       Metal-Aluminum - 1.8%
Applications Software - 7.4%                                               Alcoa                                         69,972   $      1,580
Microsoft                                    241,812   $      6,454                                                               ______________
                                                       ______________
                                                                           Total Metal-Aluminum                                          1,580
Total Applications Software                                   6,454        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-Line Insurance - 2.9%
Beverages-Non-Alcoholic - 3.7%                                             Hartford Financial Services Group             61,680          2,528
Coca-Cola                                     61,000          3,226                                                               ______________
                                                       ______________
                                                                           Total Multi-Line Insurance                                    2,528
Total Beverages-Non-Alcoholic                                 3,226        _____________________________________________________________________
_____________________________________________________________________
                                                                           Networking Products - 1.6%
Cable TV - 3.8%                                                            Cisco Systems*                                60,690          1,369
Comcast, Special Cl A                        166,483          3,283                                                               ______________
                                                       ______________
                                                                           Total Networking Products                                     1,369
Total Cable TV                                                3,283        _____________________________________________________________________
_____________________________________________________________________
                                                                           Non-Hazardous Waste Disposal - 2.9%
Computers - 2.7%                                                           Waste Management                              80,860          2,546
Dell*                                        142,480          2,348                                                               ______________
                                                       ______________
                                                                           Total Non-Hazardous Waste Disposal                            2,546
Total Computers                                               2,348        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Integrated - 6.7%
Computers-Memory Devices - 3.9%                                            BP ADR                                        51,890          2,603
EMC*                                         281,640          3,368        PetroChina ADR                                32,010          3,288
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                3,368        Total Oil Companies-Integrated                                5,891
_____________________________________________________________________      _____________________________________________________________________

Diversified Manufacturing Operations - 2.7%                                Oil-Field Services - 1.9%
General Electric                              92,371          2,356        Schlumberger                                  21,390          1,670
                                                       ______________                                                             ______________

Total Diversified Manufacturing Operations                    2,356        Total Oil-Field Services                                      1,670
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 8.9%                                Pipelines - 4.5%
Intel                                        213,140          3,992        El Paso                                      304,825          3,890
Texas Instruments                            176,410          3,793                                                               ______________
                                                       ______________
                                                                           Total Pipelines                                               3,890
Total Electronic Components-Semiconductors                    7,785        _____________________________________________________________________
_____________________________________________________________________
                                                                           Reinsurance - 2.5%
Finance-Credit Card - 2.6%                                                 Berkshire Hathaway, Cl A*                         17          2,220
American Express                              63,370          2,245                                                               ______________
                                                       ______________
                                                                           Total Reinsurance                                             2,220
Total Finance-Credit Card                                     2,245        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Drug Store - 4.3%
Medical Products - 1.5%                                                    Walgreen                                     120,680          3,736
Zimmer Holdings*                              20,640          1,333                                                               ______________
                                                       ______________
                                                                           Total Retail-Drug Store                                       3,736
Total Medical Products                                        1,333        _____________________________________________________________________
_____________________________________________________________________
                                                                           Semiconductor Components-Integrated Circuits - 8.4%
Medical-Drugs - 4.0%                                                       Maxim Integrated Products                    403,876          7,310
Wyeth                                         95,400          3,524                                                               ______________
                                                       ______________
                                                                           Total Semiconductor Components-Integrated Circuits            7,310
Total Medical-Drugs                                           3,524        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telephone-Integrated - 3.6%
Metal Processors & Fabricators - 2.5%                                      Verizon Communications                        98,750          3,169
Sterlite Industries ADR                      238,700          2,151                                                               ______________
                                                       ______________
                                                                           Total Telephone-Integrated                                    3,169
Total Metal Processors & Fabricators                          2,151        _____________________________________________________________________
_____________________________________________________________________

                                                                 54

_____________________________________________________________________

Description                                   Shares    Value (000)
_____________________________________________________________________

Web Portals/ISP - 3.6%
Google, Cl A*                                  7,820   $      3,132
                                                       ______________

Total Web Portals/ISP                                         3,132
_____________________________________________________________________

Wireless Equipment - 8.0%
Nokia ADR                                    205,600          3,835
Qualcomm                                      72,960          3,135
                                                       ______________

Total Wireless Equipment                                      6,970
                                                       ______________

Total Common Stock (Cost $90,803)                            84,084
_____________________________________________________________________

Money Market Fund - 1.5%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)         1,275,938          1,276
                                                       ______________

Total Money Market Fund (Cost $1,276)                         1,276
_____________________________________________________________________

Total Investments - 97.9% (Cost $92,079)                     85,360
_____________________________________________________________________

Other Assets and Liabilities, Net - 2.1%                      1,827
_____________________________________________________________________

Total Net Assets - 100.0%                              $     87,187
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 55

OLD MUTUAL GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Munder Capital Management and Turner Investment Partners, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Growth Fund (the "Fund") underperformed its benchmarks, the
     Russell Midcap® Growth Index and the S&P Midcap 400 Index. The Fund's Class Z shares posted a (15.74)% return versus a (13.93)%
     return for the Russell Midcap® Growth Index and a (6.03)% return for the S&P Midcap 400 Index.

o    From a sector perspective, the Fund's financial holdings contributed to relative results. The Fund's slight underweight in the energy sector contributed to gains on a relative basis for the period. Stock selection in the utilities sector also benefited the Fund. Stock selection in the consumer discretionary, information technology and industrials sectors detracted the most from performance.

o    Among the individual stocks that contributed to Fund performance were National Oilwell Varco (no longer a Fund holding), an oilfield service company, Weatherford International (no longer a Fund holding), a provider of equipment and services used for oil and gas drilling, and Express Scripts, a pharmacy benefits manager.

o    Stocks that detracted from Fund performance included Equitable Resources, an integrated energy company, General Cable, a global cable products provider, and GameStop, a videogame retailer.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Growth Fund (the "Fund") underperformed its benchmarks, the
     Russell Midcap® Growth Index and the S&P Midcap 400 Index. The Fund's Class Z shares posted a (15.74)% return versus a (13.93)%
     return for the Russell Midcap® Growth Index and a (6.03)% return for the S&P Midcap 400 Index. Performance for all share classes can be found on page 58.

Q.   What investment environment did the Fund face during the past period?

A.   At the start of the period under review it was clear that the U.S. economy had moved into a period of considerable weakness, if not recession. Housing and credit market dislocation were creating a serious drag on U.S. economic growth and in turn created a drag on U.S. earnings and a negative scenario for equity prices. A crisis of confidence gripped the U.S. equity markets during the third quarter in a manner rarely seen before, more than wiping away the generally positive performance of the markets during the second quarter of 2008. Small-cap stocks significantly outperformed large-cap stocks during the third quarter and remained significantly ahead through the end of the period. Mid-cap stocks underperformed small-cap stocks for the third quarter and remained far behind for the year-to-date period ending September 30, 2008. Value stocks outperformed growth stocks across the board as companies with higher growth rates sold-off severely. The magnitude of outperformance was the most extreme among small-cap stocks where the Russell 2000® Value Index gained 5% for the third quarter while the Russell 2000® Growth Index lost 7%. Value stocks outperformed growth stocks for the period under review and year-to-date through September 30, 2008 time periods.

     In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company.
     During the final week of the third quarter, Washington Mutual Inc., which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance Corporation and sold to JP Morgan, and a deal was also struck for Wachovia Bank to be sold to Wells Fargo. Against this backdrop, the U.S. equity markets sold off sharply during the period with the S&P 500 Index down over 25% from its peak on October 9, 2007.

Q.   Which market factors influenced the Fund's relative performance?

A.   Consumer sentiment continues to be negative as consumers struggle with the effects of rising unemployment, declining home values and an increased inability to finance items with credit. Performance of the Fund for the period lagged the S&P 400 Index due to the relative weakness in a large number of Fund holdings across several economic sectors. Within the mid-cap market, growth stocks were much weaker than value stocks, and this had an adverse impact on the Fund's performance given the Fund's strong growth bias. Stocks with the highest investor expectations (for example, the fastest projected earnings per share growth, highest price/earnings ratios, highest price/book ratios, and lowest dividend yields) had the poorest performance during the period. The majority of stocks within the Fund either beat or met earnings expectations, however, the environment was very unforgiving, as some stocks that had very minor shortfalls, or none at all, were subjected to brutal sell-offs.

Growth Fund

                                                                 56

Top Ten Holdings
as of September 30, 2008*

Express Scripts                                                             1.6%
___________________________________________________________________________________

Airgas                                                                      1.6%
___________________________________________________________________________________

Fiserv                                                                      1.3%
___________________________________________________________________________________

Stericycle                                                                  1.3%
___________________________________________________________________________________

Guess?                                                                      1.1%
___________________________________________________________________________________

Flowserve                                                                   1.1%
___________________________________________________________________________________

Southwestern Energy                                                         1.1%
___________________________________________________________________________________

McAfee                                                                      1.0%
___________________________________________________________________________________

NII Holdings                                                                1.0%
___________________________________________________________________________________

Northeast Utilities                                                         1.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           12.1%
___________________________________________________________________________________

*Excludes short-term money market fund.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, the Fund's financial holdings contributed to relative results. The energy sector was one of the worst performing areas overall for the Russell Midcap® Growth Index and the Fund's slight underweight versus this index contributed to gains on a relative basis for the period. Stock selection in the utilities sector also benefited the Fund. Stock selection in the consumer discretionary, information technology and industrials sectors detracted the most from performance.

     Among the individual stocks that contributed to Fund performance were National Oilwell Varco (no longer a Fund holding), an oilfield service company, Weatherford International (no longer a Fund holding), a provider of equipment and services used for oil and gas drilling, and Express Scripts, a pharmacy benefits manager. National Oilwell Varco benefited from higher energy prices during the period. Weatherford International experienced increased demand for their equipment as drilling exploratory activity picked up due to the price of oil and gas. Express Scripts benefited as its shares were strong in the third quarter compared to other pharmacy benefits managers. Stocks that detracted from Fund performance included Equitable Resources, an integrated energy company, General Cable, a global cable products provider, and GameStop, a videogame retailer. Equitable
     Resources saw its second quarter profits drop. General Cable was affected by concerns over the slowing global economies, and
     GameStop saw double digit losses for the period as a result of reduced consumer spending.

Q.   What is the investment outlook for the mid-cap growth equity market?

A.   When investor confidence improves, Munder Capital Management ("Munder") expects to see upward movement in the prices of Fund holdings. In Munder's view, the portion of the Fund Munder sub-advises is positioned for good relative performance. Munder believes it is easier to attain attractive returns by investing in companies with proven success, supported by high profitability.

     Munders' process involves a continual and rigorous evaluation of the fundamentals for each stock, relative to alternative holdings, with the goal of capturing the best ideas of the mid-cap team. Munder continues to emphasize earnings momentum and reasonable valuation. Munder believes its process results in Fund holdings with strong fundamentals relative to the benchmarks.
     Munder notes that while the long term track record of the discipline includes periods of both relative over and under performance, the focus on these key characteristics has resulted in long term performance that is greater than that of the benchmarks.

     Turner Investment Partners, LLC ("Turner") points out that the current environment has been extremely challenging, but from a fundamental standpoint, the market seems to be slightly undervalued and earnings outside the financial sector are solid. In addition, Turner notes that both corporations and investors have historically high levels of cash on the sidelines patiently waiting to re-enter the market. Turner believes inflation concerns appear to be subsiding and the U.S. Government is actively working to shore up investor confidence. Turner points out that historically, the stock market has confounded the levels of extremely bearish sentiment that prevail today and turned upward several months before the economy has shown signs of improvement. In Turner's judgment, corporate profits may hit bottom early next year, and stocks could trough before year's end.
     In remaining true to its growth style of investing and its philosophy specifically, Turner's focus is on owning stocks that it believes have superior earnings prospects.

                                                                                                                         Growth Fund

                                                                 57

OLD MUTUAL GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                            Annualized    Annualized   Annualized
                                                         Inception    6 Month     1 Year      5 Year       10 Year     Inception
                                                           Date       Return      Return      Return        Return      to Date
____________________________________________________________________________________________________________________________________

Class Z                                                 12/19/85      (15.74)%   (25.52)%     4.71%         2.46%         9.73%
Class A with load                                       09/30/03      (20.71)%   (30.00)%     3.22%          n/a          3.22%
Class A without load                                    09/30/03      (15.88)%   (25.74)%     4.45%          n/a          4.45%
Class C with load                                       09/30/03      (17.02)%   (27.00)%     3.67%          n/a          3.67%
Class C without load                                    09/30/03      (16.18)%   (26.27)%     3.67%          n/a          3.67%
Institutional Class                                     12/20/06 (1)  (15.77)%   (25.82)%      n/a           n/a         (5.29)%
Russell Midcap® Growth Index                            01/01/86 (2)  (13.93)%   (24.65)%     6.53%         5.51%        10.19%
S&P MidCap 400 Index                                    11/30/85 (3)   (6.03)%   (16.68)%     8.65%        10.29%        13.36%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages
1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is January 1, 1986 at the time the index started.

(3) The inception date used for this index is November 30, 1985 since at the time the index priced monthly.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current advisers and sub-advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.34% and
1.10%; 16.50% and 1.35%; 4.04% and 2.10%; and 3,578.21% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Growth Fund – Class Z	S&P MidCap 400 Index	Russell Midcap® Growth Index
3/31/98	10,000	10,000	10,000
3/31/99	8,682	10,045	10,889
3/31/00	21,582	13,871	19,296
3/31/01	9,373	12,906	10,532
3/31/02	8,166	15,343	11,028
3/31/03	5,993	11,745	8,148
3/31/04	7,907	17,512	12,192
3/31/05	7,916	19,338	13,206
3/31/06	10,007	23,520	16,201
3/31/07	10,304	25,506	17,319
3/31/08	10,744	23,728	16,531
9/30/08	9,052	22,297	14,229

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Utilities	5.1%
Telecommunications Services	1.7%
Materials	5.5%
Information Technology	17.7%
Industrials	14.8%
Health Care	12.6%
Financials	13.2%
Energy	9.3%
Consumer Staples	4.1%
Consumer Discretionary	14.5%
Cash Equivalents	1.5%

                                                                 58

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.2%                                                       Coal - 1.1%
Apparel Manufacturers - 0.6%                                               Alpha Natural Resources*                      17,570   $        904
Gildan Activewear*                            97,850   $      2,229        Consol Energy                                 35,170          1,614
                                                       ______________      Foundation Coal Holdings                      20,425            727
                                                                           Walter Industries                             17,020            808
Total Apparel Manufacturers                                   2,229                                                               ______________
_____________________________________________________________________
                                                                           Total Coal                                                    4,053
Applications Software - 0.6%                                               _____________________________________________________________________
Salesforce.com*                               44,930          2,175
                                                       ______________      Coatings/Paint - 0.5%
                                                                           Sherwin-Williams                              31,930          1,825
Total Applications Software                                   2,175                                                               ______________
_____________________________________________________________________
                                                                           Total Coatings/Paint                                          1,825
Auction House/Art Dealer - 0.7%                                            _____________________________________________________________________
Ritchie Bros Auctioneers                     114,825          2,682
                                                       ______________      Commercial Banks Non-US - 0.6%
                                                                           HDFC Bank ADR                                 26,400          2,243
Total Auction House/Art Dealer                                2,682                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Banks Non-US                                 2,243
Beverages-Wine/Spirits - 0.8%                                              _____________________________________________________________________
Central European Distribution*                63,575          2,887
                                                       ______________      Commercial Banks-Eastern US - 0.4%
                                                                           M&T Bank                                       9,625            859
Total Beverages-Wine/Spirits                                  2,887        Signature Bank*                               20,775            725
_____________________________________________________________________                                                             ______________

Broadcast Services/Programming - 0.4%                                      Total Commercial Banks-Eastern US                             1,584
Discovery Communications, Cl A*               48,812            696        _____________________________________________________________________
Discovery Communications, Cl C*               48,812            691
                                                       ______________      Commercial Services - 1.1%
                                                                           Alliance Data Systems*                        33,575          2,128
Total Broadcast Services/Programming                          1,387        Quanta Services*                              81,040          2,189
_____________________________________________________________________                                                             ______________

Building-Residential/Commercial - 0.8%                                     Total Commercial Services                                     4,317
Pulte Homes                                  111,060          1,551        _____________________________________________________________________
Toll Brothers*                                59,640          1,505
                                                       ______________      Commercial Services-Finance - 0.4%
                                                                           Morningstar*                                  26,775          1,485
Total Building-Residential/Commercial                         3,056                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Services-Finance                             1,485
Cable TV - 0.4%                                                            _____________________________________________________________________
Cablevision Systems, Cl A                     53,540          1,347
                                                       ______________      Computer Services - 1.2%
                                                                           Cognizant Technology Solutions, Cl A*         82,002          1,872
Total Cable TV                                                1,347        IHS, Cl A*                                    53,075          2,528
_____________________________________________________________________                                                             ______________

Casino Hotels - 1.0%                                                       Total Computer Services                                       4,400
MGM Mirage*                                   37,100          1,057        _____________________________________________________________________
Wynn Resorts                                  32,180          2,627
                                                       ______________      Computer Software - 0.6%
                                                                           Omniture*                                    119,830          2,200
Total Casino Hotels                                           3,684                                                               ______________
_____________________________________________________________________
                                                                           Total Computer Software                                       2,200
Cellular Telecommunications - 1.0%                                         _____________________________________________________________________
NII Holdings*                                105,595          4,004
                                                       ______________      Computers-Integrated Systems - 0.5%
                                                                           Micros Systems*                               68,750          1,833
Total Cellular Telecommunications                             4,004                                                               ______________
_____________________________________________________________________
                                                                           Total Computers-Integrated Systems                            1,833
Chemicals-Diversified - 0.8%                                               _____________________________________________________________________
FMC                                           56,425          2,900
                                                       ______________      Computers-Peripheral Equipment - 0.6%
                                                                           Logitech International*                       97,600          2,276
Total Chemicals-Diversified                                   2,900                                                               ______________
_____________________________________________________________________
                                                                           Total Computers-Peripheral Equipment                          2,276
Chemicals-Specialty - 0.7%                                                 _____________________________________________________________________
Ecolab                                        28,290          1,373
Sigma-Aldrich                                 26,860          1,408        Consulting Services - 0.8%
                                                       ______________      FTI Consulting*                               42,580          3,076
                                                                                                                                  ______________
Total Chemicals-Specialty                                     2,781
_____________________________________________________________________      Total Consulting Services                                     3,076
                                                                           _____________________________________________________________________

                                                                 59

OLD MUTUAL GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Consumer Products-Miscellaneous - 0.9%                                     Electric-Transmission - 0.7%
Clorox                                        27,980   $      1,754        ITC Holdings                                  54,100   $      2,801
Tupperware Brands                             60,475          1,671                                                               ______________
                                                       ______________
                                                                           Total Electric-Transmission                                   2,801
Total Consumer Products-Miscellaneous                         3,425        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Semiconductors - 3.3%
Containers-Paper/Plastic - 0.8%                                            Altera                                       161,630          3,343
Pactiv*                                       76,860          1,908        Broadcom, Cl A*                              108,530          2,022
Temple-Inland                                 85,880          1,310        Cavium Networks*                              71,652          1,009
                                                       ______________      Diodes*                                       67,925          1,253
                                                                           Microchip Technology                          85,600          2,519
Total Containers-Paper/Plastic                                3,218        PMC Sierra*                                  329,050          2,442
_____________________________________________________________________                                                             ______________

Cosmetics & Toiletries - 1.1%                                              Total Electronic Components-Semiconductors                   12,588
Alberto-Culver                                63,020          1,717        _____________________________________________________________________
Estee Lauder, Cl A                            46,550          2,323
                                                       ______________      Electronic Measuring Instruments - 0.9%
                                                                           Itron*                                        36,925          3,269
Total Cosmetics & Toiletries                                  4,040                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Measuring Instruments                        3,269
Data Processing/Management - 1.3%                                          _____________________________________________________________________
Fiserv*                                       108,580         5,138
                                                       ______________      Electronics-Military - 0.7%
                                                                           L-3 Communications Holdings                   29,000          2,851
Total Data Processing/Management                              5,138                                                               ______________
_____________________________________________________________________
                                                                           Total Electronics-Military                                    2,851
Dental Supplies & Equipment - 0.5%                                         _____________________________________________________________________
Dentsply International                        45,800          1,719
                                                       ______________      Energy-Alternate Sources - 0.4%
                                                                           Covanta Holding*                              68,960          1,651
Total Dental Supplies & Equipment                             1,719                                                               ______________
_____________________________________________________________________
                                                                           Total Energy-Alternate Sources                                1,651
Diagnostic Equipment - 0.3%                                                _____________________________________________________________________
Cepheid*                                      93,050          1,287
                                                       ______________      Engineering/R&D Services - 0.6%
                                                                           Fluor                                         42,160          2,348
Total Diagnostic Equipment                                    1,287                                                               ______________
_____________________________________________________________________
                                                                           Total Engineering/R&D Services                                2,348
Dialysis Centers - 0.5%                                                    _____________________________________________________________________
DaVita*                                       34,350          1,958
                                                       ______________      Engines-Internal Combustion - 0.6%
                                                                           Cummins                                       51,880          2,268
Total Dialysis Centers                                        1,958                                                               ______________
_____________________________________________________________________
                                                                           Total Engines-Internal Combustion                             2,268
Distribution/Wholesale - 0.9%                                              _____________________________________________________________________
LKQ*                                         191,775          3,254
                                                       ______________      Enterprise Software/Services - 0.8%
                                                                           Concur Technologies*                          20,160            771
Total Distribution/Wholesale                                  3,254        Sybase*                                       80,350          2,460
_____________________________________________________________________                                                             ______________

Diversified Manufacturing Operations - 0.7%                                Total Enterprise Software/Services                            3,231
ESCO Technologies*                             9,060            436        _____________________________________________________________________
Pentair                                       22,290            771
SPX                                           19,990          1,539        Entertainment Software - 0.7%
                                                       ______________      Activision Blizzard*                         170,430          2,630
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                    2,746
_____________________________________________________________________      Total Entertainment Software                                  2,630
                                                                           _____________________________________________________________________
Electric Products-Miscellaneous - 0.6%
Ametek                                        54,940          2,240        Fiduciary Banks - 0.8%
                                                       ______________      Northern Trust                                41,530          2,998
                                                                                                                                  ______________
Total Electric Products-Miscellaneous                         2,240
_____________________________________________________________________      Total Fiduciary Banks                                         2,998
                                                                           _____________________________________________________________________
Electric-Integrated - 3.3%
Entergy                                       19,125          1,702        Finance-Investment Banker/Broker - 1.1%
Northeast Utilities                          149,300          3,830        Lazard, Cl A                                  26,700          1,142
NorthWestern                                  84,925          2,134        TD Ameritrade Holding*                       184,415          2,987
PPL                                           53,790          1,991                                                               ______________
Wisconsin Energy                              63,300          2,842
                                                       ______________      Total Finance-Investment Banker/Broker                        4,129
                                                                           _____________________________________________________________________
Total Electric-Integrated                                    12,499
_____________________________________________________________________

                                                                 60

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Finance-Other Services - 0.4%                                              Investment Management/Advisory Services - 2.7%
CME Group                                      4,400   $      1,635        Affiliated Managers Group*                    36,750   $      3,045
                                                       ______________      Blackrock                                      7,700          1,498
                                                                           Eaton Vance                                   66,675          2,349
Total Finance-Other Services                                  1,635        T Rowe Price Group                            66,890          3,593
_____________________________________________________________________                                                             ______________

Food-Baking - 0.6%                                                         Total Investment Management/Advisory Services                10,485
Flowers Foods                                 73,350          2,154        _____________________________________________________________________
                                                       ______________
                                                                           Leisure & Recreational Products - 0.7%
Total Food-Baking                                             2,154        WMS Industries*                               91,210          2,788
_____________________________________________________________________                                                             ______________

Food-Miscellaneous/Diversified - 0.4%                                      Total Leisure & Recreational Products                         2,788
McCormick                                     40,940          1,574        _____________________________________________________________________
                                                       ______________
                                                                           Machine Tools & Related Products - 0.0%
Total Food-Miscellaneous/Diversified                          1,574        Lincoln Electric Holdings                        700             45
_____________________________________________________________________                                                             ______________

Footwear & Related Apparel - 0.4%                                          Total Machine Tools & Related Products                           45
Deckers Outdoor*                              15,090          1,571        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Farm - 0.6%
Total Footwear & Related Apparel                              1,571        AGCO*                                         51,125          2,178
_____________________________________________________________________                                                             ______________

Hazardous Waste Disposal - 1.7%                                            Total Machinery-Farm                                          2,178
Clean Harbors*                                22,800          1,540        _____________________________________________________________________
Stericycle*                                   84,345          4,969
                                                       ______________      Machinery-Pumps - 1.1%
                                                                           Flowserve                                     47,165          4,187
Total Hazardous Waste Disposal                                6,509                                                               ______________
_____________________________________________________________________
                                                                           Total Machinery-Pumps                                         4,187
Human Resources - 0.5%                                                     _____________________________________________________________________
Robert Half International                     76,090          1,883
                                                       ______________      Medical Instruments - 1.1%
                                                                           Beckman Coulter                               17,540          1,245
Total Human Resources                                         1,883        Intuitive Surgical*                           10,390          2,504
_____________________________________________________________________      Techne*                                        8,300            599
                                                                                                                                  ______________
Industrial Gases - 2.2%
Airgas                                       121,200          6,018        Total Medical Instruments                                     4,348
Praxair                                       31,650          2,271        _____________________________________________________________________
                                                       ______________
                                                                           Medical Labs & Testing Services - 1.3%
Total Industrial Gases                                        8,289        Covance*                                      29,210          2,582
_____________________________________________________________________      Laboratory Corp of America Holdings*          35,100          2,439
                                                                                                                                  ______________
Insurance Brokers - 0.7%
AON                                           56,350          2,533        Total Medical Labs & Testing Services                         5,021
                                                       ______________      _____________________________________________________________________

Total Insurance Brokers                                       2,533        Medical Products - 1.4%
_____________________________________________________________________      Haemonetics*                                   9,575            591
                                                                           Henry Schein*                                 32,890          1,771
Internet Content-Information/News - 0.4%                                   West Pharmaceutical Services                  63,575          3,104
Baidu.com ADR*                                 6,250          1,551                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                        5,466
Total Internet Content-Information/News                       1,551        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 2.3%
Internet Infrastructure Software - 0.8%                                    Alexion Pharmaceuticals*                      49,840          1,959
Akamai Technologies*                          46,675            814        Charles River Laboratories*                   27,360          1,519
F5 Networks*                                 101,280          2,368        Illumina*                                     53,340          2,162
                                                       ______________      Myriad Genetics*                              15,390            999
                                                                           United Therapeutics*                          19,340          2,034
Total Internet Infrastructure Software                        3,182                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                              8,673
Internet Security - 1.0%                                                   _____________________________________________________________________
McAfee*                                      117,970          4,006
                                                       ______________      Medical-Drugs - 0.4%
                                                                           Allergan                                      31,300          1,612
Total Internet Security                                       4,006                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                           1,612
Intimate Apparel - 0.3%                                                    _____________________________________________________________________
Warnaco Group*                                25,290          1,145
                                                       ______________

Total Intimate Apparel                                        1,145
_____________________________________________________________________

                                                                 61

OLD MUTUAL GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Metal Processors & Fabricators - 0.2%                                      Oil Refining & Marketing - 0.4%
Kaydon                                        19,800   $        892        Sunoco                                        42,560   $      1,514
                                                       ______________                                                             ______________

Total Metal Processors & Fabricators                            892        Total Oil Refining & Marketing                                1,514
_____________________________________________________________________      _____________________________________________________________________

Motion Pictures & Services - 0.0%                                          Oil-Field Services - 2.4%
Ascent Media, Cl A*                            4,881            119        Core Laboratories                             27,925          2,829
                                                       ______________      Oceaneering International*                    41,875          2,233
                                                                           Oil States International*                     41,150          1,455
Total Motion Pictures & Services                                119        Smith International                           45,200          2,650
_____________________________________________________________________                                                             ______________

Motorcycle/Motor Scooter - 0.6%                                            Total Oil-Field Services                                      9,167
Harley-Davidson                               58,220          2,172        _____________________________________________________________________
                                                       ______________
                                                                           Pharmacy Services - 1.6%
Total Motorcycle/Motor Scooter                                2,172        Express Scripts*                              85,095          6,282
_____________________________________________________________________                                                             ______________

Multi-Line Insurance - 0.6%                                                Total Pharmacy Services                                       6,282
Assurant                                      45,600          2,508        _____________________________________________________________________
                                                       ______________
                                                                           Physical Therapy/Rehabilitation Centers - 0.6%
Total Multi-Line Insurance                                    2,508        Psychiatric Solutions*                        61,150          2,321
_____________________________________________________________________                                                             ______________

Multimedia - 0.3%                                                          Total Physical Therapy/Rehabilitation Centers                 2,321
Factset Research Systems                      22,950          1,199        _____________________________________________________________________
                                                       ______________
                                                                           Pipelines - 0.3%
Total Multimedia                                              1,199        Enbridge                                      28,900          1,101
_____________________________________________________________________                                                             ______________

Networking Products - 1.8%                                                 Total Pipelines                                               1,101
Atheros Communications*                      109,100          2,573        _____________________________________________________________________
Juniper Networks*                            148,800          3,135
Polycom*                                      56,400          1,304        Power Conversion/Supply Equipment - 0.7%
                                                       ______________      Sunpower, Cl A*                               37,030          2,626
                                                                                                                                  ______________
Total Networking Products                                     7,012
_____________________________________________________________________      Total Power Conversion/Supply Equipment                       2,626
                                                                           _____________________________________________________________________
Office Furnishings-Original - 0.2%
Interface, Cl A                               73,250            833        Printing-Commercial - 0.6%
                                                       ______________      VistaPrint*                                   70,940          2,330
                                                                                                                                  ______________
Total Office Furnishings-Original                               833
_____________________________________________________________________      Total Printing-Commercial                                     2,330
                                                                           _____________________________________________________________________
Oil & Gas Drilling - 1.1%
Atlas America                                 69,387          2,367        Private Corrections - 0.8%
Diamond Offshore Drilling                     16,650          1,716        Corrections Corp of America*                 128,600          3,196
                                                       ______________                                                             ______________

Total Oil & Gas Drilling                                      4,083        Total Private Corrections                                     3,196
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 3.6%                              Property/Casualty Insurance - 0.8%
Arena Resources*                              32,100          1,247        ProAssurance*                                 52,100          2,918
Continental Resources*                        33,930          1,331                                                               ______________
Denbury Resources*                            48,675            927
Equitable Resources                           84,700          3,107        Total Property/Casualty Insurance                             2,918
Questar                                       29,260          1,197        _____________________________________________________________________
Range Resources                               40,380          1,731
Southwestern Energy*                         136,265          4,162        Quarrying - 0.8%
                                                       ______________      Compass Minerals International                55,550          2,910
                                                                                                                                  ______________
Total Oil Companies-Exploration & Production                 13,702
_____________________________________________________________________      Total Quarrying                                               2,910
                                                                           _____________________________________________________________________
Oil Field Machinery & Equipment - 1.1%
Cameron International*                        64,000          2,467        Racetracks - 0.4%
Dresser-Rand Group*                           50,680          1,595        Penn National Gaming*                         55,000          1,461
                                                       ______________                                                             ______________

Total Oil Field Machinery & Equipment                         4,062        Total Racetracks                                              1,461
_____________________________________________________________________      _____________________________________________________________________

                                                                           Reinsurance - 0.8%
                                                                           Axis Capital Holdings                         94,525          2,997
                                                                                                                                  ______________

                                                                           Total Reinsurance                                             2,997
                                                                           _____________________________________________________________________

                                                                 62

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

REITs-Apartments - 0.7%                                                    Retail-Regional Department Store - 0.9%
Essex Property Trust                          21,975   $      2,600        Kohl's*                                       75,880   $      3,497
                                                       ______________                                                             ______________

Total REITs-Apartments                                        2,600        Total Retail-Regional Department Store                        3,497
_____________________________________________________________________      _____________________________________________________________________

REITs-Diversified - 0.8%                                                   Retail-Restaurants - 0.4%
Digital Realty Trust                          61,225          2,893        Burger King Holdings                          70,350          1,728
                                                       ______________                                                             ______________

Total REITs-Diversified                                       2,893        Total Retail-Restaurants                                      1,728
_____________________________________________________________________      _____________________________________________________________________

REITs-Mortgage - 0.8%                                                      S&L/Thrifts-Eastern US - 0.8%
Annaly Capital Management                    221,750          2,983        Hudson City Bancorp                          136,700          2,522
                                                       ______________      New York Community Bancorp                    41,700            700
                                                                                                                                  ______________
Total REITs-Mortgage                                          2,983
_____________________________________________________________________      Total S&L/Thrifts-Eastern US                                  3,222
                                                                           _____________________________________________________________________
REITs-Office Property - 0.7%
Alexandria Real Estate Equities               25,000          2,813        Schools - 0.7%
                                                       ______________      Apollo Group, Cl A*                           13,110            777
                                                                           New Oriental Education
Total REITs-Office Property                                   2,813           & Technology Group ADR*                    31,200          2,004
_____________________________________________________________________                                                             ______________

REITs-Storage - 0.6%                                                       Total Schools                                                 2,781
Public Storage                                21,870          2,165        _____________________________________________________________________
                                                       ______________
                                                                           Semiconductor Equipment - 1.0%
Total REITs-Storage                                           2,165        Lam Research*                                 62,620          1,972
_____________________________________________________________________      Varian Semiconductor
                                                                              Equipment Associates*                      80,445          2,021
Rental Auto/Equipment - 0.2%                                                                                                      ______________
Aaron Rents                                   24,050            651
                                                       ______________      Total Semiconductor Equipment                                 3,993
                                                                           _____________________________________________________________________
Total Rental Auto/Equipment                                     651
_____________________________________________________________________      Soap & Cleaning Preparation - 0.9%
                                                                           Church & Dwight                               55,825          3,466
Respiratory Products - 0.6%                                                                                                       ______________
Resmed*                                       55,525          2,388
                                                       ______________      Total Soap & Cleaning Preparation                             3,466
                                                                           _____________________________________________________________________
Total Respiratory Products                                    2,388
_____________________________________________________________________      Steel Pipe & Tube - 0.8%
                                                                           Valmont Industries                            38,400          3,175
Retail-Apparel/Shoe - 2.4%                                                                                                        ______________
Guess?                                       123,755          4,305
Hanesbrands*                                  73,525          1,599        Total Steel Pipe & Tube                                       3,175
Lululemon Athletica*                          45,310          1,043        _____________________________________________________________________
Urban Outfitters*                             66,310          2,113
                                                       ______________      Steel-Producers - 0.3%
                                                                           Carpenter Technology                          45,325          1,163
Total Retail-Apparel/Shoe                                     9,060                                                               ______________
_____________________________________________________________________
                                                                           Total Steel-Producers                                         1,163
Retail-Computer Equipment - 0.9%                                           _____________________________________________________________________
GameStop, Cl A*                               97,970          3,352
                                                       ______________      Superconductor Production & Systems - 0.3%
                                                                           American Superconductor*                      44,625          1,052
Total Retail-Computer Equipment                               3,352                                                               ______________
_____________________________________________________________________
                                                                           Total Superconductor Production & Systems                     1,052
Retail-Discount - 0.3%                                                     _____________________________________________________________________
Big Lots*                                     43,170          1,201
                                                       ______________      Telecommunications Equipment - 0.8%
                                                                           CommScope*                                    85,000          2,944
Total Retail-Discount                                         1,201                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment                            2,944
Retail-Jewelry - 0.2%                                                      _____________________________________________________________________
Tiffany                                       25,850            918
                                                       ______________      Therapeutics - 0.9%
                                                                           BioMarin Pharmaceuticals*                    123,850          3,281
Total Retail-Jewelry                                            918                                                               ______________
_____________________________________________________________________
                                                                           Total Therapeutics                                            3,281
Retail-Office Supplies - 0.6%                                              _____________________________________________________________________
Staples                                      101,500          2,284
                                                       ______________      Tools-Hand Held - 0.3%
                                                                           Snap-On                                       22,675          1,194
Total Retail-Office Supplies                                  2,284                                                               ______________
_____________________________________________________________________
                                                                           Total Tools-Hand Held                                         1,194
                                                                           _____________________________________________________________________

                                                                 63

OLD MUTUAL GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Transactional Software - 0.6%
Solera Holdings*                              85,125   $      2,445
                                                       ______________

Total Transactional Software                                  2,445
_____________________________________________________________________

Transport-Rail - 1.0%
Kansas City Southern*                         85,530          3,794
                                                       ______________

Total Transport-Rail                                          3,794
_____________________________________________________________________

Transport-Truck - 0.4%
JB Hunt Transport Services                    46,560          1,554
                                                       ______________

Total Transport-Truck                                         1,554
_____________________________________________________________________

Veterinary Diagnostics - 0.8%
VCA Antech*                                   99,350          2,928
                                                       ______________

Total Veterinary Diagnostics                                  2,928
_____________________________________________________________________

Wire & Cable Products - 0.8%
General Cable*                                82,225          2,930
                                                       ______________

Total Wire & Cable Products                                   2,930
_____________________________________________________________________

Wireless Equipment - 0.6%
American Tower, Cl A*                         66,775          2,402
                                                       ______________

Total Wireless Equipment                                      2,402
_____________________________________________________________________

X-Ray Equipment - 0.3%
Hologic*                                      54,769          1,059
                                                       ______________

Total X-Ray Equipment                                         1,059
                                                       ______________

Total Common Stock (Cost $382,125)                          378,868
_____________________________________________________________________

Money Market Fund - 1.5%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)         5,880,369         5,880
                                                       ______________

Total Money Market Fund (Cost $5,880)                         5,880
_____________________________________________________________________

Total Investments - 100.7% (Cost $388,005)                  384,748
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.7)%                   (2,843)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    381,905
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 64

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Heitman REIT Fund's (the "Fund") Class Z shares gained 0.62%, outperforming its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which declined (1.15)%, and the (10.87)%
     return of the S&P 500 Index for the same time period.

o    On a sub-sector basis, positioning in the regional retail, office and hotel sectors had a positive affect on total return, while the mixed, local retail and storage sectors detracted from performance.

o    On an individual holdings basis, the Fund's positions in Digital Realty Trust, American Campus Communities and HCP contributed positively, helping to bolster its return.

o    Stocks that were detrimental to the Fund's results over the six-month period were General Growth Properties, ProLogis and
     DiamondRock Hospitality (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Heitman REIT Fund's (the "Fund") Class Z shares gained 0.62%, outperforming its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which declined (1.15)%, and the (10.87)%
     return of the S&P 500 Index for the same time period. Performance for all share classes can be found on page 67.

Q.   What investment environment did the Fund face during the past period?

A.   The six-month period ended September 30, 2008 was difficult for real estate investment trusts ("REIT's"). The current credit crisis intensified and impacted the commercial real estate industry in a number of ways. First, it became very difficult for property owners to either get new debt or refinance existing debt. Lenders applied more conservative underwriting standards and spreads widened. In addition, many traditional real estate lenders such as banks and insurance companies curtailed their lending activities. Second, the real estate transaction market slowed to a crawl during the period. The lack of financing, worries about the economy and changes in pricing resulted in a wide spread between buyers' and sellers' expectations of pricing. Third, the commercial mortgage backed securities market, which provided approximately one-third of the debt capital to the commercial real estate market, has seen existing spreads increase to unprecedented levels. In addition, there was virtually no issuance of new commercial mortgage backed securities in 2008. Heitman Real Estate Securities LLC ("Heitman") believes that the credit crisis may have an impact on economic growth and ultimately on space demand. Heitman also believes the lack of credit for both businesses and individuals may have an impact on economic activity and that the mergers, takeovers and failures of various financial institutions may result in job cuts.

     A year ago at this time, the single family housing market was well into its price correction, which continues today. However, at the same time a year ago, the commercial real estate market remained largely immune to a price correction. A year later, things are changing for commercial real estate as values are declining. In the residential market, Heitman believes the best way to determine the value of a home is to look at similar home sales in the neighborhood. Heitman believes the same is true in commercial real estate in terms of looking at the sales price of comparable properties to determine the value of a commercial property. Heitman points out that one of the problems with this approach is the transaction market for commercial real estate has slowed dramatically. Heitman believes the lack of transaction volume is a good indicator that values are changing; the question is by how much.

Q.   Which market factors influenced the Fund's relative performance?

A.   The biggest factor influencing the REIT sector was the turmoil in the credit markets driven by the slowdown in housing. The slowdown in housing had a significant negative influence on the economy. As the economy slowed, those REIT sectors with the shortest lease term (hotels, for example) performed poorly during the period. Conversely, those sectors with longer lease terms, such as health care, performed well over the last six months.

Q.   How did portfolio composition affect Fund performance?

A.   On a sub-sector basis, positioning in the regional retail, office and hotel sectors had a positive affect on total return, while the mixed, local retail and storage sectors detracted from performance.

                                                                                                                   Heitman REIT Fund

                                                                 65

OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Top Ten Holdings
as of September 30, 2008*

Simon Property Group                                                       9.4%
___________________________________________________________________________________

Equity Residential                                                         5.7%
___________________________________________________________________________________

Boston Properties                                                          5.1%
___________________________________________________________________________________

Vornado Realty Trust                                                       4.6%
___________________________________________________________________________________

AvalonBay Communities                                                      4.5%
___________________________________________________________________________________

Health Care                                                                4.4%
___________________________________________________________________________________

Public Storage                                                             4.2%
___________________________________________________________________________________

Ventas                                                                     3.8%
___________________________________________________________________________________

Kimco Realty                                                               3.7%
___________________________________________________________________________________

Macerich                                                                   3.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                          48.8%
___________________________________________________________________________________

* Excludes short-term money market fund.

     On an individual holdings basis, the Fund's positions in Digital Realty Trust, American Campus Communities and HCP contributed positively, helping to bolster its return. Digital Realty Trust, which owns, acquires, repositions and manages technology-
     related real estate, benefited from a robust demand for data center space. American Campus Communities, a fully integrated, self-managed and self-administered REIT with expertise in the design, finance, development, construction management, leasing and management of student housing properties, owns and manages a portfolio of high-quality student housing communities located on or near college and university campuses. The company announced an improvement in leasing in a portfolio recently acquired.
     HCP invests primarily in real estate serving the health care industry in the U.S., and its portfolio of properties, excluding assets held for sale but including mortgage loans and properties owned by unconsolidated joint ventures, totaled 721 properties among the following segments: 269 senior housing, 105 life science, 269 medical offices, 27 hospitals and 51 skilled nursing.
     This diversified portfolio helped HCP be one of the Fund's top performers.

     Stocks that were detrimental to the Fund's results over the six-month period were General Growth Properties, ProLogis and
     DiamondRock Hospitality (no longer a Fund holding). General Growth Properties, one of the largest U.S. based publicly traded
     REIT's based upon market capitalization, has ownership interest in, or management responsibility for, a portfolio of over 200 regional shopping malls in 45 states, as well as ownership in master planned community developments and commercial office buildings. The company's portfolio totals approximately 200 million square feet and includes over 24,000 retail stores nationwide. Heitman believes there is concern over the strength of the company's balance sheet and their ability to refinance debt maturities over the next several years. ProLogis, the world's largest owner, manager and developer of distribution facilities, with operations in markets across North America, Europe and Asia, relies on development profits as a source of earnings. Heitman believes these profits are at risk due to rising capitalization rates and a slowing global economy.
     DiamondRock Hospitality (no longer a Fund holding), a self-advised REIT that is an owner and acquirer of premium hotel properties, has a strategic acquisition sourcing relationship with Marriott International. DiamondRock Hospitality owns 20 hotels with approximately 9,600 guestrooms, primarily in urban locations. The holding declined on beliefs that current valuation does not reflect potential risks facing the company.

Q.   What is the investment outlook for the REIT market?

A.   In Heitman's view, the outlook for the real estate sector continues to be mixed. It believes real estate fundamentals will deteriorate further, driven by weakening tenant demand as a result of a weakening economy. Heitman believes the longer lease duration of commercial property will help cushion the weaker demand, but also believes vacancy rates will rise and market rental rates will decline in 2009. One positive development in the real estate market, in Heitman's view, is the lack of new construction as higher commodity prices and a difficult lending environment resulted in new construction slowing dramatically.

     Heitman believes one of the risks facing the real estate market is potential changes in the values at the asset level, and private equity markets generally lag the public market in terms of pricing. Heitman notes that the lack of transaction volume and comments from investors about increased return expectations may indicate that real estate values need further adjustment.

Heitman REIT Fund

                                                                 66

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                Annualized   Annualized   Annualized
                                                            Inception     6 Month     1 Year      5 Year       10 Year     Inception
                                                              Date        Return      Return      Return       Return       to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                    03/13/89         0.62%    (11.28)%     12.69%       12.23%       10.47%
Class A with load                                           09/30/03        (5.13)%   (16.45)%     11.14%        n/a         11.14%
Class A without load                                        09/30/03         0.62%    (11.35)%     12.46%        n/a         12.46%
Class C with load                                           09/30/03        (0.83)%   (12.79)%     11.61%        n/a         11.61%
Class C without load                                        09/30/03         0.16%    (12.11)%     11.61%        n/a         11.61%
Institutional Class                                         12/20/06 (1)     0.89%    (10.98)%      n/a          n/a         (8.96)%
Dow Jones Wilshire Real Estate Securities Index             02/28/89 (2)    (1.15)%   (12.86)%     13.59%       12.92%        8.87%
S&P 500 Index                                               03/13/89       (10.87)%   (21.98)%      5.17%        3.06%        9.63%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

* Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is February 28, 1989 since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.36% and
1.25%; 1.64% and 1.50%; 10.88% and 2.25%; and 1.26% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Heitman REIT Fund – Class Z	S&P 500 Index	Dow Jones Wilshire Real Estate Securities Index
3/31/98	10,000	10,000	10,000
3/31/99	7,941	11,846	8,031
3/31/00	8,385	13,971	8,281
3/31/01	10,064	10,943	10,421
3/31/02	12,605	10,969	12,683
3/31/03	11,883	8,253	12,059
3/31/04	18,072	11,152	18,348
3/31/05	20,053	11,898	20,608
3/31/06	27,567	13,293	28,976
3/31/07	32,858	14,866	35,341
3/31/08	26,648	14,111	28,649
9/30/08	26,844	12,577	28,321

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Apartments	16.0%
Diversified	13.1%
Health Care	12.9%
Hotels	3.6%
Cash Equivalents	1.7%
Office Property	12.8%
Real Estate Operation/Development	0.5%
Regional Malls	16.5%
Shopping Centers	11.7%
Single Tenant	0.6%
Storage	5.0%
Warehouse/Industrial	5.6%

                                                                 67

OLD MUTUAL HEITMAN REIT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.5%                                                       REITs-Shopping Centers - 11.7%
Real Estate Operation/Development - 0.5%                                   Acadia Realty Trust                           39,422   $        997
Brookfield Properties                         25,200   $        382        Developers Diversified Realty                 41,430          1,313
                                                       ______________      Kimco Realty                                  80,678          2,980
                                                                           Kite Realty Group Trust                       21,913            241
Total Real Estate Operation/Development                         382        Regency Centers                               37,693          2,514
_____________________________________________________________________      Tanger Factory Outlet Centers                 28,553          1,250
                                                                                                                                  ______________
REITs-Apartments - 16.1%
American Campus Communities                   60,043          2,034        Total REITs-Shopping Centers                                  9,295
AvalonBay Communities                         36,712          3,613        _____________________________________________________________________
Equity Residential                           102,631          4,558
Essex Property Trust                          21,520          2,546        REITs-Single Tenant - 0.5%
                                                       ______________      National Retail Properties                    18,035            432
                                                                                                                                  ______________
Total REITs-Apartments                                       12,751
_____________________________________________________________________      Total REITs-Single Tenant                                       432
                                                                           _____________________________________________________________________
REITs-Diversified - 13.2%
Digital Realty Trust                          54,974          2,598        REITS - Storage - 5.0%
Duke Realty                                  109,907          2,702        Extra Space Storage                           31,400            482
DuPont Fabros Technology                      96,286          1,468        Public Storage                                33,769          3,343
Vornado Realty Trust                          40,527          3,686        U-Store-It Trust                               9,600            118
                                                       ______________                                                             ______________

Total REITs-Diversified                                      10,454        Total REITs-Storage                                           3,943
_____________________________________________________________________      _____________________________________________________________________

REITs-Health Care - 12.9%                                                  REITs-Warehouse/Industrial - 5.6%
HCP                                           53,314          2,139        AMB Property                                  58,874          2,667
Health Care                                   65,182          3,470        Prologis                                      43,652          1,802
Nationwide Health Properties                  45,291          1,630                                                               ______________
Ventas                                        60,795          3,004
                                                       ______________      Total REITs-Warehouse/Industrial                              4,469
                                                                                                                                  ______________
Total REITs-Health Care                                      10,243
_____________________________________________________________________      Total Common Stock (Cost $61,994)                            78,183
                                                                           _____________________________________________________________________
REITs-Hotels - 3.6%
Host Hotels & Resorts                        177,489          2,359        Money Market Fund - 1.7%
LaSalle Hotel Properties                      22,626            528        Dreyfus Cash Management Fund,
                                                       ______________         Institutional Class, 2.683% (A)         1,376,643          1,377
                                                                                                                                  ______________
Total REITs-Hotels                                            2,887
_____________________________________________________________________      Total Money Market Fund (Cost $1,377)                         1,377

REITs-Office Property - 12.8%                                              _____________________________________________________________________
Alexandria Real Estate Equities               22,589          2,541
BioMed Realty Trust                           64,562          1,708        Total Investments - 100.2% (Cost $63,371)                    79,560
Boston Properties                             42,935          4,021        _____________________________________________________________________
Corporate Office Properties                   37,100          1,497
Mack-Cali Realty                              12,254            415        Other Assets and Liabilities, Net - (0.2)%                     (190)
                                                       ______________      _____________________________________________________________________

Total REITs-Office Property                                  10,182        Total Net Assets - 100.0%                              $     79,370
_____________________________________________________________________      _____________________________________________________________________

REITs-Regional Malls - 16.6%
General Growth Properties                     83,252          1,257        For descriptions of abbreviations and footnotes, please refer to
Macerich                                      42,955          2,734        page 149.
Simon Property Group                          77,071          7,476
Taubman Centers                               33,568          1,678
                                                       ______________

Total REITs-Regional Malls                                   13,145
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 68

OLD MUTUAL LARGE CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Large Cap Growth Fund (the "Fund") underperformed its benchmark, the Russell 1000® Growth Index (the "Index"). The Fund's Class Z shares posted a (17.35)% return versus a
     (11.23)% return for the Index.

o    In the materials sector, it was the absence of holdings in a poorly performing sector that benefited the Fund. The Fund's holdings in the financial sector provided positive returns during the six-month period as they were not adversely impacted by the ongoing credit crisis. The Fund's overweight in the health care sector also benefited the Fund during the period. Stock selection in utilities, consumer staples, consumer discretionary, industrials and information technology detracted from the
     Fund's performance.

o    Among the individual stocks that contributed to Fund performance were brokerage firm Charles Schwab, Baxter International, a biotech company that treats immune and blood disorders, and Genentech (no longer a Fund holding), a biotechnology company.

o    Detractors from performance during the period included computer hardware manufacturer Apple, industrial equipment manufacturer
     Terex, and videogame and software retailer GameStop.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Large Cap Growth Fund (the "Fund" and formerly named the Old
     Mutual Large Cap Growth Concentrated Fund) underperformed its benchmark, the Russell 1000® Growth Index (the "Index"). The
     Fund's Class Z shares posted a (17.35)% return versus a (11.23)% return for the Index. Performance for all share classes can be found on page 71.

Q.   What investment environment did the Fund face during the past period?

A.   The financial markets remained volatile through much of the period as investors had to contend with the news of falling profits, weaker housing, job losses, higher inflation and the credit crisis. A crisis of confidence gripped the U.S. equity markets during the third quarter in a manner rarely seen before, more than wiping away the generally positive performance of the markets during the second quarter of 2008. Stocks were weak across the board for the third quarter, led lower by declines in developing and emerging markets, which were threatened by signs of weakness in global demand. Growth stocks were hit hardest, followed by mid-cap stocks and the technology laden NASDAQ. Small-cap stocks significantly outperformed large-cap stocks during the third quarter and remained significantly ahead through the end of the period. Mid-cap stocks underperformed small-cap stocks for the third quarter and remained far behind for the year-to-date period ending September 30, 2008. Value stocks outperformed growth stocks across the board as companies with higher growth rates sold-off severely. The magnitude of outperformance was the most extreme among small-cap stocks where the Russell 2000® Value Index gained 5% for the third quarter while the Russell 2000® Growth Index lost 7%. Value stocks outperformed growth stocks for the period under review and year-to-date through September 30, 2008 time periods. After peaking in mid-July, commodities weakened considerably, and the dollar stabilized.

     In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company.
     During the final week of the third quarter, Washington Mutual, which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance Corporation and sold to JP Morgan, and a deal was also struck for Wachovia Bank to be sold to
     Wells Fargo. Against this backdrop, the U.S. equity markets sold off sharply during the period with the S&P 500 Index down over
     25% from its peak on October 9, 2007.

Q.   Which market factors influenced the Fund's relative performance?

A.   Sector allocation was slightly positive while stock selection was the biggest detractor to performance. With equities under pressure and valuations getting severely compressed, the Fund declined and lagged the Index by a wide margin. Concerns over the fate of consumer spending were the biggest cause of the Fund's underperformance during the six-month period. The general environment for consumer spending continues to be weak, affecting even those companies with good fundamentals and stronger earnings versus their peers.

                                                                                                               Large Cap Growth Fund

                                                                 69

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC

Top Ten Holdings
as of September 30, 2008*

Monsanto                                                                   4.1%
___________________________________________________________________________________

Intel                                                                      3.4%
___________________________________________________________________________________

Charles Schwab                                                             3.2%
___________________________________________________________________________________

Qualcomm                                                                   3.1%
___________________________________________________________________________________

T Rowe Price Group                                                         2.9%
___________________________________________________________________________________

Apple                                                                      2.9%
___________________________________________________________________________________

Google, Cl A                                                               2.8%
___________________________________________________________________________________

Baxter International                                                       2.2%
___________________________________________________________________________________

CVS/Caremark                                                               2.1%
___________________________________________________________________________________

PepsiCo                                                                    2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                          28.8%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   How did portfolio composition affect Fund performance?

A.   In the materials sector, it was the absence of holdings in a poorly performing sector that benefited the Fund. The Fund's holdings in the financial sector provided positive returns during the six-month period as they were not adversely impacted by the ongoing credit crisis. The Fund's overweight in the health care sector also benefited the Fund during the period. Stock selection in utilities, consumer staples, consumer discretionary, industrials and information technology detracted from the
     Fund's performance.

     Among the individual stocks that contributed to Fund performance were brokerage firm Charles Schwab, Baxter International, a biotech company that treats immune and blood disorders, and Genentech (no longer a Fund holding), a biotechnology company.
     Charles Schwab continued to see strong inflows despite a volatile market and it also benefited from movement into retirement funds. Baxter International had strong second quarter profits which were driven by a strong demand for its plasma and other blood therapy products. The company is also in the process of developing a drug for Alzheimer's disease. Genentech had an offer from Roche to purchase the company. Detractors from performance during the period included computer hardware manufacturer
     Apple, industrial equipment manufacturer Terex, and videogame and software retailer GameStop. Apple saw its stock decline due to the company lowering 2009 gross margin guidance. In addition, fears of a sustained recession have called into question 2009 earnings expectations. Terex stock fell over concerns with the global economic slowdown and cancellation of backlog projects.
     GameStop was affected by reduced consumer spending.

Q.   What is the investment outlook for the large-cap growth equity market?

A.   Ashfield Capital Partners, LLC ("Ashfield") expects domestic earnings growth will slow in 2008, making companies that can sustain earnings relatively more attractive. Ashfield believes this will extend the recent popularity of large-cap growth stocks. Ashfield notes that many large growth companies receive more than half of their profits from overseas, and most are not debt dependent because of their size and international scope.

     Turner Investment Partners, LLC ("Turner") points out that the current environment has been extremely challenging, but from a fundamental standpoint, the market seems to be slightly undervalued and earnings outside the financial sector are solid. In addition, Turner notes that both corporations and investors have historically high levels of cash on the sidelines patiently waiting to re-enter the market. Turner believes inflation concerns appear to be subsiding and the U.S. Government is actively working to shore up investor confidence. Turner points out that historically, the stock market has confounded the levels of extremely bearish sentiment that prevail today and turned upward several months before the economy has shown signs of improvement. In Turner's judgment, corporate profits may hit bottom early next year, and stocks could trough before year's end.
     However, Turner notes that it is critical for confidence to be regained in the credit market before equities can post a sustainable improvement. Turner notes that the recent environment has been difficult, and unlike 2007, its style of investing has not been rewarded. Despite the recent setbacks, Turner continues to invest in companies that it believes have superior earnings prospects.

Large Cap Growth Fund

                                                                 70

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                Annualized   Annualized   Annualized
                                                            Inception     6 Month     1 Year      5 Year       10 Year    Inception
                                                              Date        Return      Return      Return       Return      to Date
____________________________________________________________________________________________________________________________________

Class Z                                                     11/29/96      (17.35)%    (27.77)%      3.27%        2.57%       6.70%
Class A with load                                           09/30/03      (22.29)%    (32.20)%      1.76%         n/a        1.76%
Class A without load                                        09/30/03      (17.55)%    (28.06)%      2.97%         n/a        2.97%
Class C with load                                           09/30/03      (18.59)%    (29.24)%      2.23%         n/a        2.23%
Class C without load                                        09/30/03      (17.76)%    (28.52)%      2.23%         n/a        2.23%
Institutional Class                                         12/20/06 (1)  (17.19)%    (27.52)%       n/a          n/a       (8.34)%
Russell 1000® Growth Index                                  11/29/96      (11.23)%    (20.88)%      3.74%        0.59%       3.40%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-advisers.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC, and the
Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future. Prior to April 29, 2008, the Fund was named the Old Mutual Large Cap Growth Concentrated Fund.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.63% and
1.25%; 3.26% and 1.50%; 3.36% and 2.25%; and 3,758.59% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund – Class Z	Russell 1000® Growth Index
3/31/98	10,000	10,000
3/31/99	15,252	12,811
3/31/00	33,232	17,183
3/31/01	15,341	9,842
3/31/02	13,050	9,646
3/31/03	9,776	7,064
3/31/04	13,024	9,338
3/31/05	12,085	9,446
3/31/06	15,315	10,688
3/31/07	15,746	11,442
3/31/08	16,288	11,356
9/30/08	13,463	10,081

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.5%
Consumer Discretionary	11.3%
Consumer Staples	6.1%
Energy	7.7%
Financials	11.0%
Health Care	17.2%
Industrials	13.4%
Information Technology	24.6%
Materials	5.4%
Telecommunications Services	0.8%

                                                                 71

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.2%                                                       Diversified Manufacturing Operations - 3.3%
Agricultural Chemicals - 4.1%                                              Danaher                                       25,900   $      1,797
Monsanto                                      55,380   $      5,481        Siemens ADR                                   27,580          2,589
                                                       ______________      SPX                                            1,330            102
                                                                                                                                   _____________
Total Agricultural Chemicals                                  5,481
_____________________________________________________________________      Total Diversified Manufacturing Operations                    4,488
                                                                           _____________________________________________________________________
Applications Software - 1.5%
Microsoft                                     75,000          2,002        Electric Products-Miscellaneous - 1.3%
                                                       ______________      Emerson Electric                              41,285          1,684
                                                                                                                                   _____________
Total Applications Software                                   2,002
_____________________________________________________________________      Total Electric Products-Miscellaneous                         1,684
                                                                           _____________________________________________________________________
Beverages-Non-Alcoholic - 2.0%
PepsiCo                                       38,620          2,752        Electronic Components-Semiconductors - 4.4%
                                                        _____________      Broadcom, Cl A*                               71,720          1,336
                                                                           Intel                                        241,160          4,517
Total Beverages-Non-Alcoholic                                 2,752                                                                _____________
_____________________________________________________________________
                                                                           Total Electronic Components-Semiconductors                    5,853
Brewery - 1.2%                                                             _____________________________________________________________________
Cia de Bebidas das Americas ADR               29,310          1,601
                                                       ______________      Energy-Alternate Sources - 2.5%
                                                                           Covanta Holding*                              55,562          1,330
Total Brewery                                                 1,601        First Solar*                                  10,460          1,976
_____________________________________________________________________                                                              _____________

Cable TV - 3.5%                                                            Total Energy-Alternate Sources                                3,306
Cablevision Systems, Cl A                     50,360          1,267        _____________________________________________________________________
Comcast, Cl A                                 70,570          1,385
DIRECTV Group*                                76,993          2,015        Engineering/R&D Services - 2.2%
                                                       ______________      ABB ADR                                       63,585          1,234
                                                                           Jacobs Engineering Group*                     17,295            939
Total Cable TV                                                4,667        McDermott International*                      31,305            800
_____________________________________________________________________                                                              _____________

Casino Hotels - 0.7%                                                       Total Engineering/R&D Services                                2,973
MGM Mirage*                                   32,730           933         _____________________________________________________________________
                                                       ______________
                                                                           Engines-Internal Combustion - 0.8%
Total Casino Hotels                                            933         Cummins                                       25,630          1,121
_____________________________________________________________________                                                              _____________

Cellular Telecommunications - 0.8%                                         Total Engines-Internal Combustion                             1,121
NII Holdings*                                 30,030          1,139        _____________________________________________________________________
                                                       ______________
                                                                           Entertainment Software - 0.8%
Total Cellular Telecommunications                             1,139        Activision Blizzard*                          73,040          1,127
_____________________________________________________________________                                                              _____________

Commercial Services-Finance - 1.2%                                         Total Entertainment Software                                  1,127
Visa, Cl A                                    27,010          1,658        _____________________________________________________________________
                                                       ______________
                                                                           Fiduciary Banks - 1.8%
Total Commercial Services-Finance                             1,658        Northern Trust                                23,640          1,707
_____________________________________________________________________      State Street                                  13,710            780
                                                                                                                                   _____________
Computers - 6.3%
Apple*                                        33,650          3,825        Total Fiduciary Banks                                         2,487
Hewlett-Packard                               40,930          1,893        _____________________________________________________________________
International Business Machines               23,265          2,721
                                                       ______________      Finance-Investment Banker/Broker - 4.5%
                                                                           Charles Schwab                               163,815          4,259
Total Computers                                               8,439        Goldman Sachs Group                           14,230          1,821
_____________________________________________________________________                                                              _____________

Consumer Products-Miscellaneous - 0.8%                                     Total Finance-Investment Banker/Broker                        6,080
Kimberly-Clark                                15,770          1,023        _____________________________________________________________________
                                                       ______________
                                                                           Industrial Gases - 1.3%
Total Consumer Products-Miscellaneous                         1,023        Praxair                                       23,760          1,705
_____________________________________________________________________                                                              _____________

Disposable Medical Products - 1.0%                                         Total Industrial Gases                                        1,705
C.R. Bard                                     14,870          1,411        _____________________________________________________________________
                                                       ______________
                                                                           Instruments-Scientific - 1.3%
Total Disposable Medical Products                             1,411        Thermo Fisher Scientific*                     31,450          1,730
_____________________________________________________________________                                                              _____________

                                                                           Total Instruments-Scientific                                  1,730
                                                                           _____________________________________________________________________

                                                                 72

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Insurance Brokers - 1.7%                                                   Oil Field Machinery & Equipment - 2.6%
Marsh & McLennan                              71,520   $      2,271        Cameron International*                        42,610   $      1,642
                                                       ______________      National Oilwell Varco*                       35,645          1,790
                                                                                                                                  ______________
Total Insurance Brokers                                       2,271
_____________________________________________________________________      Total Oil Field Machinery & Equipment                         3,432
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 2.9%
T Rowe Price Group                            71,815          3,857        Oil Refining & Marketing - 1.4%
                                                       ______________      Valero Energy                                 62,370          1,890
                                                                                                                                  ______________
Total Investment Management/Advisory Service                  3,857
_____________________________________________________________________      Total Oil Refining & Marketing                                1,890
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 0.6%
Terex*                                        28,085            857        Oil-Field Services - 0.9%
                                                       ______________      Halliburton                                   37,140          1,203
                                                                                                                                  ______________
Total Machinery-Construction & Mining                           857
_____________________________________________________________________      Total Oil-Field Services                                      1,203
                                                                           _____________________________________________________________________
Machinery-Farm - 0.7%
AGCO*                                         22,630            964        Pharmacy Services - 1.7%
                                                       ______________      Express Scripts*                              31,245          2,306
                                                                                                                                  ______________
Total Machinery-Farm                                            964
_____________________________________________________________________      Total Pharmacy Services                                       2,306
                                                                           _____________________________________________________________________
Machinery-Pumps - 0.7%
Flowserve                                      9,890            878        Power Conversion/Supply Equipment - 1.2%
                                                       ______________      Sunpower, Cl A*                               23,600          1,674
                                                                                                                                  ______________
Total Machinery-Pumps                                           878
_____________________________________________________________________      Total Power Conversion/Supply Equipment                       1,674
                                                                           _____________________________________________________________________
Medical Instruments - 1.5%
Intuitive Surgical*                            8,470          2,041        Retail-Computer Equipment - 1.1%
                                                       ______________      GameStop, Cl A*                               41,485          1,419
                                                                                                                                  ______________
Total Medical Instruments                                     2,041
_____________________________________________________________________      Total Retail-Computer Equipment                               1,419
                                                                           _____________________________________________________________________
Medical Products - 7.0%
Baxter International                          44,480          2,919        Retail-Drug Store - 2.1%
Johnson & Johnson                             34,105          2,363        CVS/Caremark                                  83,330          2,805
Stryker                                       28,330          1,765                                                               ______________
Varian Medical Systems*                       40,627          2,321
                                                       ______________      Total Retail-Drug Store                                       2,805
                                                                           _____________________________________________________________________
Total Medical Products                                        9,368
_____________________________________________________________________      Retail-Jewelry - 1.3%
                                                                           Tiffany                                       49,670          1,764
Medical-Biomedical/Genetic - 2.7%                                                                                                 ______________
Charles River Laboratories*                   23,790          1,321
Gilead Sciences*                              52,000          2,370        Total Retail-Jewelry                                          1,764
                                                       ______________      _____________________________________________________________________

Total Medical-Biomedical/Genetic                              3,691        Retail-Office Supplies - 1.1%
_____________________________________________________________________      Staples                                       67,300          1,514
                                                                                                                                  ______________
Medical-Drugs - 1.9%
Abbott Laboratories                           44,800          2,580        Total Retail-Office Supplies                                  1,514
                                                       ______________      _____________________________________________________________________

Total Medical-Drugs                                           2,580        Retail-Regional Department Store - 1.3%
_____________________________________________________________________      Kohl's*                                       37,600          1,733
                                                                                                                                  ______________
Motorcycle/Motor Scooter - 1.3%
Harley-Davidson                               46,530          1,736        Total Retail-Regional Department Store                        1,733
                                                       ______________      _____________________________________________________________________

Total Motorcycle/Motor Scooter                                1,736        Retail-Restaurants - 1.0%
_____________________________________________________________________      McDonald's                                    22,215          1,371
                                                                                                                                  ______________
Networking Products - 1.8%
Cisco Systems*                               104,600          2,360        Total Retail-Restaurants                                      1,371
                                                       ______________      _____________________________________________________________________

Total Networking Products                                     2,360        Semiconductor Equipment - 2.7%
_____________________________________________________________________      Applied Materials                            116,330          1,760
                                                                           Lam Research*                                 60,460          1,904
Oil Companies-Integrated - 2.8%                                                                                                   ______________
Murphy Oil                                    26,160          1,678
Petroleo Brasileiro ADR                       48,340          2,125        Total Semiconductor Equipment                                 3,664
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Integrated                                3,803
_____________________________________________________________________

                                                                 73

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Web Portals/ISP - 2.8%
Google, Cl A*                                  9,330   $      3,737
                                                       ______________

Total Web Portals/ISP                                         3,737
_____________________________________________________________________

Wireless Equipment - 3.1%
Qualcomm                                      95,705          4,112
                                                       ______________

Total Wireless Equipment                                      4,112
                                                       ______________

Total Common Stock (Cost $138,021)                          130,690
_____________________________________________________________________

Money Market Fund - 2.5%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)         3,376,840          3,377
                                                       ______________

Total Money Market Fund (Cost $3,377)                         3,377
_____________________________________________________________________

Total Investments - 99.7% (Cost $141,398)                   134,067
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.3%                        420
_____________________________________________________________________

Total Net Assets - 100.0%                              $    134,487
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 74

OLD MUTUAL MID-CAP FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Liberty Ridge Capital, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Mid-Cap Fund (the "Fund") underperformed its benchmark, the
     S&P Midcap 400 Index. The Fund's Class Z shares posted a (11.39)% return versus a (6.03)% return for the benchmark.

o    From a sector perspective, stock selection, specifically in household product companies, within the consumer staples sector contributed positively to the Fund's performance as did an underweight in the industrials sector and an overweight in the health care sector. On the other side of the equation, stock selection in the consumer discretionary, utilities and information technology sectors detracted from the Fund's performance.

o    Among the stocks that contributed positively to the Fund's performance were semiconductor developer Broadcom (no longer a Fund holding), tax and small business accounting software company Intuit, and pharmaceutical manufacturer Barr Pharmaceuticals.

o    Detractors from performance during the period included unregulated utility Reliant Energy, platinum/palladium miner Stillwater
     Mining, and online travel provider Expedia.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Mid-Cap Fund (the "Fund") underperformed its benchmark, the
     S&P Midcap 400 Index. The Fund's Class Z shares posted a (11.39)% return versus a (6.03)% return for the benchmark. Performance for all share classes can be found on page 77.

Q.   What investment environment did the Fund face during the past period?

A.   During the second quarter of 2008, the extreme volatility the markets experienced in the first quarter of 2008 dissipated and stocks with solid fundamentals were rewarded. Also, the second quarter was marked by extreme sector leadership where the energy sector outperformed dramatically. Commodity prices soared in the rising inflationary environment, which drove the energy sector
     up. However, this sector leadership reversed quickly in July, creating a very different third quarter. The energy sector's underperformance was offset by a rally in the financials sector, which performed well in August and September, even as the financial crisis exploded, causing the collapse of major banking institutions on Wall Street, government bailouts, and numerous financial takeovers. In addition, during the period, non-earners, stocks with low earnings visibility to no earnings, outperformed, adding to the already challenging environment for growth stocks. The period's reversal led value stocks to generally outperform growth stocks in most market cap segments, while small-cap stocks outperformed mid-cap and large-cap peers.

Q.   Which market factors influenced the Fund's relative performance?

A.   Stock specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection, specifically in household product companies, within the consumer staples sector contributed positively to the Fund's performance as did an underweight in the industrials sector and an overweight in the health care sector. On the other side of the equation, stock selection in the consumer discretionary, utilities and information technology sectors detracted from the Fund's performance.

     Among the stocks that contributed positively to the Fund's performance were semiconductor developer Broadcom (no longer a Fund holding), tax and small business accounting software company Intuit, and pharmaceutical manufacturer Barr Pharmaceuticals.
     Broadcom's core networking and broadband segments posted stronger than expected earnings results forward guidance. Intuit showed resilient results in the face of expected slowdowns, and Barr Pharmaceuticals had a takeover offer from Teva, a large competitor. Detractors from performance during the period included unregulated utility Reliant Energy, platinum/palladium miner
     Stillwater Mining, and online travel provider Expedia. Spiking electricity prices in Texas hurt Reliant Energy's quarterly results, while declining natural gas prices lowered forward earnings expectations. Stillwater Mining was hurt due to downward pressure on platinum and palladium prices, due to global metals weakness and auto manufacturing slowdown. Slowing global travel trends and domestic airfare capacity reductions hurt forward earnings prospects for Expedia.

                                                                                                                        Mid-Cap Fund

                                                                 75

OLD MUTUAL MID-CAP FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Liberty Ridge Capital, Inc.

Top Ten Holdings
as of September 30, 2008*

Liberty Media - Interactive, Cl A                                          2.6%
___________________________________________________________________________________

Maxim Integrated Products                                                  2.5%
___________________________________________________________________________________

Expedia                                                                    2.5%
___________________________________________________________________________________

El Paso                                                                    2.5%
___________________________________________________________________________________

Interactive Brokers Group, Cl A                                            2.4%
___________________________________________________________________________________

Montpelier Re Holdings                                                     2.3%
___________________________________________________________________________________

SUPERVALU                                                                  2.1%
___________________________________________________________________________________

Aspen Insurance Holdings                                                   2.1%
___________________________________________________________________________________

Barr Pharmaceuticals                                                       2.1%
___________________________________________________________________________________

Intuit                                                                     1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                          23.0%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the mid-cap equity market?

A.   Liberty Ridge Capital, Inc. ("Liberty Ridge") notes that there seems to be little debate anymore whether the U.S. economy is in recession. What does matter at this point, in Liberty Ridge's view, is the depth and breadth of the economic malaise, and more importantly, whether it and the similar slowdowns across Western Europe will have an affect on the worldwide economy. Liberty
     Ridge believes that should the slowdown in the developed markets be strong enough to cause a marked slowdown in growth in the emerging economies, the sharp pullback in energy and other global cyclicals may continue, and the overall market may have difficulty making gains in the face of this lost leadership.

     Liberty Ridge believes that equally as important as the question of global economic growth is the question of the stability of the financial markets and the likelihood of a crisis overwhelming one or more of the major financial players. Liberty Ridge points out that the failure of Lehman Brothers and the rescue of Fannie Mae, Freddie Mac and AIG by the U.S. Government have had repercussions on the rest of the market. Liberty Ridge believes that given the severe lack of confidence in the financial system, future market strength remains highly dependent on how quickly and securely the federal government contains counterparty risk these events have created. Liberty Ridge notes that on this score it is difficult to pinpoint a likely outcome, as market sentiment and political outcomes may have as much or more relevance than underlying fundamentals. That said,
     Liberty Ridge notes that fundamental deterioration among financial stocks continues and has driven the rest of the market with
     it. Liberty Ridge points out that the headline issues appear to be moving away from subprime residential mortgages into the much larger domain of counterparty risk, as well as prime residential mortgages, consumer credit, commercial real estate, and eventually corporate loans, all providing much risk to bank earnings and balance sheet strength.

     Liberty Ridge believes the relative winners will be those companies with pricing power, inelastic demand for their products, and balance sheets strong enough to survive and thrive in a rapidly deleveraging world.

Mid-Cap Fund

                                                                 76

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                Annualized   Annualized   Annualized
                                                            Inception     6 Month     1 Year      5 Year       10 Year    Inception
                                                              Date        Return      Return      Return       Return      to Date
____________________________________________________________________________________________________________________________________

Class Z                                                     04/30/97      (11.39)%    (25.20)%      5.57%       10.24%       12.10%
Class A with load                                           07/31/03      (16.62)%    (29.71)%      4.07%        n/a          4.40%
Class A without load                                        07/31/03      (11.51)%    (25.41)%      5.30%        n/a          5.60%
Class C with load                                           07/31/03      (12.58)%    (26.34)%      4.55%        n/a          4.87%
Class C without load                                        07/31/03      (11.70)%    (25.80)%      4.55%        n/a          4.87%
Institutional Class                                         12/20/06 (1)  (11.28)%    (25.04)%       n/a         n/a        (11.60)%
S&P MidCap 400 Index                                        04/30/97       (6.03)%    (16.68)%      8.65%       10.29%       10.84%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.42% and
1.21%; 3.66% and 1.46%; 12.23% and 2.21%; and 1.74% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Mid-Cap Fund – Class Z	S&P MipCap 400 Index
3/31/98	10,000	10,000
3/31/99	10,835	10,045
3/31/00	15,409	13,871
3/31/01	16,862	12,906
3/31/02	18,380	15,343
3/31/03	14,351	11,745
3/31/04	20,937	17,512
3/31/05	22,946	19,338
3/31/06	26,966	23,520
3/31/07	29,098	25,506
3/31/08	25,820	23,728
9/30/08	22,880	22,297

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	4.5%
Consumer Discretionary	7.9%
Consumer Staples	7.2%
Energy	6.7%
Financials	21.3%
Health Care	12.3%
Industrials	7.1%
Information Technology	21.3%
Materials	5.9%
Telecommunications Services	0.8%
Utilities	5.0%

                                                                 77

OLD MUTUAL MID-CAP FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.2%                                                       E-Commerce/Services - 5.1%
Aerospace/Defense-Equipment - 0.9%                                         Expedia*                                     192,088   $      2,902
DRS Technologies                              12,895   $        990        Liberty Media - Interactive, Cl A*           233,549          3,015
                                                       ______________                                                             ______________

Total Aerospace/Defense-Equipment                               990        Total E-Commerce/Services                                     5,917
_____________________________________________________________________      _____________________________________________________________________

Applications Software - 4.5%                                               Electric-Integrated - 2.9%
Citrix Systems*                               63,974          1,616        Northeast Utilities                           38,480            987
Intuit*                                       69,998          2,213        Sierra Pacific Resources                     148,050          1,418
Satyam Computer Services ADR                  87,350          1,411        TECO Energy                                   57,880            910
                                                       ______________                                                             ______________

Total Applications Software                                   5,240        Total Electric-Integrated                                     3,315
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 1.4%                                             Electronic Components-Miscellaneous - 1.0%
Coca-Cola Enterprises                         48,350            811        Flextronics International*                   171,630          1,215
Pepsi Bottling Group                          26,950            786                                                               ______________
                                                       ______________
                                                                           Total Electronic Components-Miscellaneous                     1,215
Total Beverages-Non-Alcoholic                                 1,597        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Semiconductors - 1.4%
Computer Services - 1.6%                                                   Fairchild Semiconductor International*        87,925            782
DST Systems*                                  32,550          1,822        Semtech*                                      61,230            855
                                                       ______________                                                             ______________

Total Computer Services                                       1,822        Total Electronic Components-Semiconductors                    1,637
_____________________________________________________________________      _____________________________________________________________________

Computers - 0.4%                                                           Electronic Parts Distribution - 2.3%
Sun Microsystems*                             59,410            452        Arrow Electronics*                            42,520          1,115
                                                       ______________      Avnet*                                        60,820          1,498
                                                                                                                                  ______________
Total Computers                                                 452
_____________________________________________________________________      Total Electronic Parts Distribution                           2,613
                                                                           _____________________________________________________________________
Consumer Products-Miscellaneous - 1.4%
Clorox                                        25,470          1,597        Engineering/R&D Services - 0.9%
                                                       ______________      URS*                                          27,550          1,010
                                                                                                                                  ______________
Total Consumer Products-Miscellaneous                         1,597
_____________________________________________________________________      Total Engineering/R&D Services                                1,010
                                                                           _____________________________________________________________________
Containers-Metal/Glass - 1.1%
Owens-Illinois*                               43,280          1,273        Fiduciary Banks - 0.3%
                                                       ______________      Wilmington Trust                              10,984            317
                                                                                                                                  ______________
Total Containers-Metal/Glass                                  1,273
_____________________________________________________________________      Total Fiduciary Banks                                           317
                                                                           _____________________________________________________________________
Containers-Paper/Plastic - 3.7%
Sealed Air                                    76,488          1,682        Finance-Commercial - 0.4%
Smurfit-Stone Container*                     159,404            749        CIT Group                                     68,750            479
Sonoco Products                               64,293          1,908                                                               ______________
                                                       ______________
                                                                           Total Finance-Commercial                                        479
Total Containers-Paper/Plastic                                4,339        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Consumer Loans - 0.8%
Data Processing/Management - 2.6%                                          SLM*                                          72,890            899
Fiserv*                                       22,509          1,065                                                               ______________
SEI Investments                               88,050          1,955
                                                       ______________      Total Finance-Consumer Loans                                    899
                                                                           _____________________________________________________________________
Total Data Processing/Management                              3,020
_____________________________________________________________________      Finance-Investment Banker/Broker - 4.0%
                                                                           Greenhill                                      1,989            147
Drug Delivery Systems - 0.9%                                               Interactive Brokers Group, Cl A*             125,533          2,783
Alkermes*                                     81,070          1,078        optionsXpress Holdings                        86,620          1,682
                                                       ______________                                                             ______________

Total Drug Delivery Systems                                   1,078        Total Finance-Investment Banker/Broker                        4,612
_____________________________________________________________________      _____________________________________________________________________

                                                                 78

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Food-Meat Products - 0.8%                                                  Medical Labs & Testing Services - 1.4%
Hormel Foods                                  25,803   $        936        Quest Diagnostics                             31,556   $      1,631
                                                       ______________                                                             ______________

Total Food-Meat Products                                        936        Total Medical Labs & Testing Services                         1,631
_____________________________________________________________________      _____________________________________________________________________

Food-Miscellaneous/Diversified - 1.6%                                      Medical-Biomedical/Genetic - 2.1%
ConAgra Foods                                 94,094          1,831        Invitrogen*                                   33,546          1,268
                                                       ______________      Medicines*                                    47,830          1,111
                                                                                                                                  ______________
Total Food-Miscellaneous/Diversified                          1,831
_____________________________________________________________________      Total Medical-Biomedical/Genetic                              2,379
                                                                           _____________________________________________________________________
Food-Retail - 2.1%
SUPERVALU                                    114,710          2,489        Medical-Drugs - 3.0%
                                                       ______________      Cephalon*                                     24,437          1,894
                                                                           Forest Laboratories*                          57,112          1,615
Total Food-Retail                                             2,489                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                           3,509
Hotels & Motels - 1.4%                                                     _____________________________________________________________________
Wyndham Worldwide                             99,916          1,570
                                                       ______________      Medical-Generic Drugs - 2.1%
                                                                           Barr Pharmaceuticals*                         37,239          2,432
Total Hotels & Motels                                         1,570                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Generic Drugs                                   2,432
Human Resources - 1.7%                                                     _____________________________________________________________________
Hewitt Associates, Cl A*                      22,591            823
Monster Worldwide*                            79,740          1,189        Medical-Outpatient/Home Medical - 1.0%
                                                       ______________      Lincare Holdings*                             37,518          1,129
                                                                                                                                  ______________
Total Human Resources                                         2,012
_____________________________________________________________________      Total Medical-Outpatient/Home Medical                         1,129
                                                                           _____________________________________________________________________
Independent Power Producer - 1.1%
NRG Energy*                                   22,050            546        Multimedia - 0.4%
Reliant Energy*                               98,836            726        Liberty Media - Entertainment, Cl A*          18,970            474
                                                       ______________                                                             ______________

Total Independent Power Producer                              1,272        Total Multimedia                                                474
_____________________________________________________________________      _____________________________________________________________________

Industrial Automation/Robot - 0.7%                                         Non-Hazardous Waste Disposal - 1.6%
Cognex                                        39,638            799        Allied Waste Industries*                     163,875          1,821
                                                       ______________                                                             ______________

Total Industrial Automation/Robot                               799        Total Non-Hazardous Waste Disposal                            1,821
_____________________________________________________________________      _____________________________________________________________________

Investment Companies - 0.6%                                                Oil-Field Services - 2.0%
KKR Financial Holdings                       115,134            732        BJ Services                                   38,703            740
                                                       ______________      Exterran Holdings*                            21,598            690
                                                                           Helix Energy Solutions Group*                 34,315            833
Total Investment Companies                                      732                                                               ______________
_____________________________________________________________________
                                                                           Total Oil-Field Services                                      2,263
Investment Management/Advisory Services - 3.4%                             _____________________________________________________________________
Affiliated Managers Group*                    14,530          1,204
Eaton Vance                                   23,870            841        Pipelines - 4.8%
Federated Investors, Cl B                     67,052          1,934        El Paso                                      223,783          2,856
                                                       ______________      El Paso Pipeline Partners LP                 102,654          1,650
                                                                           Targa Resources Partners LP                   59,549          1,014
Total Investment Management/Advisory Services                 3,979                                                               ______________
_____________________________________________________________________
                                                                           Total Pipelines                                               5,520
Linen Supply & Related Items - 1.6%                                        _____________________________________________________________________
Cintas                                        64,061          1,839
                                                       ______________      Platinum - 1.1%
                                                                           Stillwater Mining*                           214,125          1,244
Total Linen Supply & Related Items                            1,839                                                               ______________
_____________________________________________________________________
                                                                           Total Platinum                                                1,244
Medical Information Systems - 0.9%                                         _____________________________________________________________________
Cerner*                                       23,240          1,037
                                                       ______________      Printing-Commercial - 0.5%
                                                                           Valassis Communications*                      64,023            554
Total Medical Information Systems                             1,037                                                               ______________
_____________________________________________________________________
                                                                           Total Printing-Commercial                                       554
                                                                           _____________________________________________________________________

                                                                 79

OLD MUTUAL MID-CAP FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Private Corrections - 1.2%                                                 Water - 1.1%
Corrections Corp of America*                  56,027       $  1,392        American Water Works                          57,360   $      1,233
                                                       ______________                                                             ______________

Total Private Corrections                                     1,392        Total Water                                                   1,233
_____________________________________________________________________      _____________________________________________________________________

Reinsurance - 10.2%                                                        Wireless Equipment - 1.1%
Allied World Assurance Holdings               46,696          1,659        RF Micro Devices*                            454,586          1,327
Aspen Insurance Holdings                      89,602          2,464                                                               ______________
Everest Re Group                              14,525          1,257
Max Capital Group                             20,410            474        Total Wireless Equipment                                      1,327
Montpelier Re Holdings                       162,276          2,679                                                               ______________
Odyssey Re Holdings                           35,274          1,545
Validus Holdings                              75,088          1,746        Total Common Stock (Cost $125,839)                          111,277
                                                       ______________      _____________________________________________________________________

Total Reinsurance                                            11,824        Money Market Fund - 4.5%
_____________________________________________________________________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 2.683% (A)          5,226,234         5,226
Retail-Major Department Store - 0.6%                                                                                              ______________
Sears Holdings*                                8,000            748
                                                       ______________      Total Money Market Fund (Cost $5,226)                         5,226
                                                                           _____________________________________________________________________
Total Retail-Major Department Store                             748
_____________________________________________________________________      Total Investments - 100.7% (Cost $131,065)                  116,503
                                                                           _____________________________________________________________________
Semiconductor Components-Integrated Circuits - 2.5%
Maxim Integrated Products                    161,515          2,923        Other Assets and Liabilities, Net - (0.7)%                     (822)
                                                       ______________      _____________________________________________________________________

Total Semiconductor Components-Integrated Circuits            2,923        Total Net Assets - 100.0%                              $    115,681
_____________________________________________________________________      _____________________________________________________________________

Semiconductor Equipment - 2.1%                                             For descriptions of abbreviations and footnotes, please refer to
ASML Holding                                  37,260            656        page 149.
Kla-Tencor                                    32,770          1,037
Lam Research*                                 22,800            718
                                                       ______________

Total Semiconductor Equipment                                 2,411
_____________________________________________________________________

Software Tools - 0.5%
VMware, Cl A*                                 20,580            548
                                                       ______________

Total Software Tools                                            548
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 1.6%
JDS Uniphase*                                225,153          1,905
                                                       ______________

Total Telecommunications Equipment-Fiber Optics               1,905
_____________________________________________________________________

Telephone-Integrated - 0.8%
Telephone & Data Systems                      25,415            909
                                                       ______________

Total Telephone-Integrated                                      909
_____________________________________________________________________

Therapeutics - 1.0%
Warner Chilcott, Cl A*                        78,259          1,183
                                                       ______________

Total Therapeutics                                            1,183
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 80

OLD MUTUAL SELECT GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Select Growth Fund (the "Fund") underperformed its benchmark, the Russell 3000® Growth Index (the "Index"). The Fund's Class Z shares posted a (19.08)% return versus a (10.61)% return for the benchmark.

o    From a sector perspective, the Fund's lack of holdings in utilities was beneficial as this was one of the worst performing sectors in the Index. In the materials sector, it was the absence of holdings in a poorly performing sector that benefited the
     Fund. The Fund's significant underweight in the energy sector helped soften the blow of this downtrodden sector during the period. Stock selection in industrials, consumer discretionary and information technology detracted from the Fund's performance.

o    Among the individual stocks that contributed to Fund performance were Blackberry maker Research in Motion (no longer a Fund holding), Baxter International (no longer a Fund holding), a biotech company that treats immune and blood disorders, and specialty coffee company Green Mountain Coffee Roasters.

o    Detractors from performance during the period included computer hardware manufacturer Apple, search engine company Google, and semiconductor manufacturer Broadcom.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Select Growth Fund (the "Fund") underperformed its benchmark, the Russell 3000® Growth Index (the "Index"). The Fund's Class Z shares posted a (19.08)% return versus a (10.61)% return for the benchmark. Performance for all share classes can be found on page 83.

Q.   What investment environment did the Fund face during the past period?

A.   The financial markets remained volatile through much of the period as investors had to contend with the news of falling profits, weaker housing, job losses, higher inflation and the credit crisis. A crisis of confidence gripped the U.S. equity markets during the third quarter in a manner rarely seen before, more than wiping away the generally positive performance of the markets during the second quarter of 2008. Stocks were weak across the board for the third quarter, led lower by declines in developing and emerging markets, which were threatened by signs of weakness in global demand. Growth stocks were hit hardest, followed by mid-cap stocks and the technology laden NASDAQ. Small-cap stocks significantly outperformed large-cap stocks during the third quarter and remained significantly ahead through the end of the period. Mid-cap stocks underperformed small-cap stocks for the third quarter and remained far behind for the year-to-date period ending September 30, 2008. Value stocks outperformed growth stocks across the board as companies with higher growth rates sold-off severely. The magnitude of outperformance was the most extreme among small-cap stocks where the Russell 2000® Value Index gained 5% for the third quarter while the Russell 2000® Growth Index lost 7%. Value stocks outperformed growth stocks for the period under review and year-to-date through September 30, 2008 time periods. After peaking in mid-July, commodities weakened considerably, and the dollar stabilized.

     In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company.
     During the final week of the third quarter, Washington Mutual, which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance Corporation and sold to JP Morgan, and a deal was also struck for Wachovia Bank to be sold to
     Wells Fargo. Against this backdrop, the U.S. equity markets sold off sharply during the period with the S&P 500 Index down over
     25% from its peak on October 9, 2007.

Q.   Which market factors influenced the Fund's relative performance?

A.   Stock selection was negative while sector allocation was slightly negative. With equities under pressure and valuations getting severely compressed, the Fund declined and lagged the Index by a wide margin. Concerns over the fate of consumer spending were the biggest cause of the Fund's underperformance during the six-month period. The general environment for consumer spending continues to be weak, affecting even those companies with good fundamentals and stronger earnings versus their peers.

                                                                                                                  Select Growth Fund

                                                                 81

OLD MUTUAL SELECT GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC

Top Ten Holdings
as of September 30, 2008*

Google, Cl A                                                               4.0%
___________________________________________________________________________________

Monsanto                                                                   3.8%
___________________________________________________________________________________

Charles Schwab                                                             3.5%
___________________________________________________________________________________

Qualcomm                                                                   3.4%
___________________________________________________________________________________

Apple                                                                      3.3%
___________________________________________________________________________________

Illumina                                                                   2.9%
___________________________________________________________________________________

Intel                                                                      2.5%
___________________________________________________________________________________

Guess?                                                                     2.5%
___________________________________________________________________________________

Cisco Systems                                                              2.4%
___________________________________________________________________________________

Gilead Sciences                                                            2.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                          30.7%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, the Fund's lack of holdings in utilities was beneficial as this was one of the worst performing sectors in the Index. In the materials sector, it was the absence of holdings in a poorly performing sector that benefited the
     Fund. The Fund's significant underweight in the energy sector helped soften the blow of this downtrodden sector during the period. Stock selection in industrials, consumer discretionary and information technology detracted from the Fund's performance.

     Among the individual stocks that contributed to Fund performance were Blackberry maker Research in Motion (no longer a Fund holding), Baxter International (no longer a Fund holding), a biotech company that treats immune and blood disorders, and specialty coffee company Green Mountain Coffee Roasters. Research in Motion introduced its new third generation phone, the
     Blackberry Bold, and its shares hit an all time high. Baxter International had strong second quarter profits which were driven by a strong demand for its plasma and other blood therapy products. The company is also in the process of developing a drug for
     Alzheimer's disease. Strong sales and an acquisition into retail helped boost Green Mountain Coffee Roasters. Detractors from performance during the period included computer hardware manufacturer Apple, search engine company Google, and semiconductor manufacturer Broadcom. Apple saw its stock decline due to the company lowering 2009 gross margin guidance. In addition, fears of a sustained recession have called into question 2009 earnings expectations. Google shares declined due to search traffic declining as well as the decline in paid clicks. Broadcom was affected by investor concerns that reduced consumer spending would negatively impact the technology sector.

Q.   What is the investment outlook for the growth market?

A.   Ashfield Capital Partners, LLC ("Ashfield") expects domestic earnings growth will slow in 2008, making companies that can sustain earnings relatively more attractive. Ashfield believes this will extend the recent popularity of large-cap growth stocks. Ashfield notes that many large growth companies receive more than half of their profits from overseas, and most are not debt dependent because of their size and international scope.

     Turner Investment Partners, LLC ("Turner") points out that the current environment has been extremely challenging, but from a fundamental standpoint, the market seems to be slightly undervalued and earnings outside the financial sector are solid. In addition, Turner notes that both corporations and investors have historically high levels of cash on the sidelines patiently waiting to re-enter the market. Turner believes inflation concerns appear to be subsiding and the U.S. Government is actively working to shore up investor confidence. Turner points out that historically, the stock market has confounded the levels of extremely bearish sentiment that prevail today and turned upward several months before the economy has shown signs of improvement. In Turner's judgment, corporate profits may hit bottom early next year, and stocks could trough before year's end.
     However, Turner notes that it is critical for confidence to be regained in the credit market before equities can post a sustainable improvement. Turner notes that the recent environment has been difficult, and unlike 2007, its style of investing has not been rewarded. Despite the recent setbacks, Turner continues to invest in companies that it believes have superior earnings prospects.

Select Growth Fund

                                                                 82

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008

____________________________________________________________________________________________________________________________________

                                                                                                Annualized   Annualized   Annualized
                                                            Inception     6 Month     1 Year      5 Year       10 Year     Inception
                                                              Date        Return      Return      Return       Return       to Date
____________________________________________________________________________________________________________________________________

Class Z                                                     04/05/95      (19.08)%    (33.42)%      1.60%        1.88%        7.31%
Class A with load                                           09/30/03      (23.83)%    (37.39)%      0.15%         n/a         0.15%
Class A without load                                        09/30/03      (19.18)%    (33.57)%      1.35%         n/a         1.35%
Class C with load                                           09/30/03      (20.28)%    (34.73)%      0.59%         n/a         0.59%
Class C without load                                        09/30/03      (19.48)%    (34.07)%      0.59%         n/a         0.59%
Institutional Class                                         12/20/06 (1)  (18.96)%    (33.26)%       n/a          n/a       (10.06)%
Russell 3000® Growth Index                                  04/05/95      (10.61)%    (20.60)%      3.96%        0.89%        6.34%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlements distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-advisers.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC, and the
Fund's performance prior to these periods may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.69% and
1.25%; 9.81% and 1.50%; 9.00% and 2.25%; and 128.14% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Select Growth Fund – Class Z	Russell 3000® Growth Index
3/31/98	10,000	10,000
3/31/99	10,737	12,435
3/31/00	36,594	16,882
3/31/01	13,089	9,705
3/31/02	11,198	9,562
3/31/03	7,736	6,973
3/31/04	10,297	9,354
3/31/05	9,824	9,461
3/31/06	12,129	10,823
3/31/07	12,587	11,531
3/31/08	12,804	11,363
9/30/08	10,361	10,157

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.7%
Consumer Discretionary	16.8%
Consumer Staples	5.5%
Energy	5.4%
Financials	8.7%
Health Care	17.7%
Industrials	8.0%
Information Technology	30.7%
Materials	4.5%

                                                                 83

OLD MUTUAL SELECT GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.8%                                                       Consulting Services - 2.0%
Aerospace/Defense-Equipment - 1.4%                                         FTI Consulting*                               22,700   $      1,640
United Technologies                           19,000   $      1,141                                                               ______________
                                                       ______________
                                                                           Total Consulting Services                                     1,640
Total Aerospace/Defense-Equipment                             1,141        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Minerals - 0.7%
Agricultural Biotech - 3.8%                                                Cia Vale do Rio Doce ADR                      29,000            555
Monsanto                                      30,893          3,058                                                               ______________
                                                       ______________
                                                                           Total Diversified Minerals                                      555
Total Agricultural Biotech                                    3,058        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Products - 2.1%
Agricultural Operations - 0.9%                                             Amazon.com*                                   23,060          1,678
Bunge                                         11,396            720                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Products                                     1,678
Total Agricultural Operations                                   720        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 0.7%
Apparel Manufacturers - 1.4%                                               Priceline.com*                                 8,300            568
Coach*                                        44,140          1,105                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Services                                       568
Total Apparel Manufacturers                                   1,105        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Semiconductors - 4.1%
Applications Software - 1.2%                                               Broadcom, Cl A*                               67,380          1,255
Microsoft                                     36,073            963        Intel                                        109,030          2,042
                                                       ______________                                                             ______________

Total Applications Software                                     963        Total Electronic Components-Semiconductors                    3,297
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 1.7%                                             Electronic Connectors - 0.9%
PepsiCo                                       19,200          1,368        Amphenol, Cl A                                17,760            713
                                                       ______________                                                             ______________

Total Beverages-Non-Alcoholic                                 1,368        Total Electronic Connectors                                     713
_____________________________________________________________________      _____________________________________________________________________

Brewery - 1.0%                                                             Electronic Forms - 1.6%
Cia de Bebidas das Americas ADR               14,405            787        Adobe Systems*                                33,400          1,318
                                                       ______________                                                             ______________

Total Brewery                                                   787        Total Electronic Forms                                        1,318
_____________________________________________________________________      _____________________________________________________________________

Building-Residential/Commercial - 1.6%                                     Energy-Alternate Sources - 1.7%
Toll Brothers*                                49,260          1,243        First Solar*                                   7,140          1,349
                                                       ______________                                                             ______________

Total Building-Residential/Commercial                         1,243        Total Energy-Alternate Sources                                1,349
_____________________________________________________________________      _____________________________________________________________________

Cable TV - 1.2%                                                            Engineering/R&D Services - 1.5%
DIRECTV Group*                                36,543            956        ABB ADR                                       33,900            658
                                                       ______________      Jacobs Engineering Group*                     10,400            565
                                                                                                                                  ______________
Total Cable TV                                                  956
_____________________________________________________________________      Total Engineering/R&D Services                                1,223
                                                                           _____________________________________________________________________
Casino Hotels - 1.3%
MGM Mirage*                                   37,170          1,059        Finance-Investment Banker/Broker - 3.5%
                                                       ______________      Charles Schwab                               108,780          2,828
                                                                                                                                  ______________
Total Casino Hotels                                           1,059
_____________________________________________________________________      Total Finance-Investment Banker/Broker                        2,828
                                                                           _____________________________________________________________________
Coffee - 2.0%
Green Mountain Coffee Roasters*               40,200          1,581        Finance-Other Services - 1.0%
                                                       ______________      Nasdaq OMX Group*                             25,220            771
                                                                                                                                  ______________
Total Coffee                                                  1,581
_____________________________________________________________________      Total Finance-Other Services                                    771
                                                                           _____________________________________________________________________
Computers - 7.3%
Apple*                                        23,170          2,634        Instruments-Scientific - 1.3%
Hewlett-Packard                               29,940          1,384        Thermo Fisher Scientific*                     19,000          1,045
International Business Machines               15,400          1,801                                                               ______________
                                                       ______________
                                                                           Total Instruments-Scientific                                  1,045
Total Computers                                               5,819        _____________________________________________________________________
_____________________________________________________________________

                                                                 84

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Insurance Brokers - 2.3%                                                   Pharmacy Services - 1.8%
Marsh & McLennan                              57,760   $      1,835        Express Scripts*                              19,770       $  1,459
                                                       ______________                                                             ______________

Total Insurance Brokers                                       1,835        Total Pharmacy Services                                       1,459
_____________________________________________________________________      _____________________________________________________________________

Internet Infrastructure Software - 1.6%                                    Retail-Apparel/Shoe - 2.5%
F5 Networks*                                  53,230          1,245        Guess?                                        57,180          1,989
                                                       ______________                                                             ______________

Total Internet Infrastructure Software                        1,245        Total Retail-Apparel/Shoe                                     1,989
_____________________________________________________________________      _____________________________________________________________________

Machinery-Construction & Mining - 0.5%                                     Retail-Computer Equipment - 0.5%
Terex*                                        13,090            400        GameStop, Cl A*                               11,400            390
                                                       ______________                                                             ______________

Total Machinery-Construction & Mining                           400        Total Retail-Computer Equipment                                 390
_____________________________________________________________________      _____________________________________________________________________

Medical Instruments - 2.1%                                                 Retail-Discount - 2.0%
Intuitive Surgical*                            6,830          1,646        Big Lots*                                     58,400          1,625
                                                       ______________                                                             ______________

Total Medical Instruments                                     1,646        Total Retail-Discount                                         1,625
_____________________________________________________________________      _____________________________________________________________________

Medical Products - 1.9%                                                    Retail-Jewelry - 1.3%
Stryker                                       24,400          1,520        Tiffany                                       29,180          1,037
                                                       ______________                                                             ______________

Total Medical Products                                        1,520        Total Retail-Jewelry                                          1,037
_____________________________________________________________________      _____________________________________________________________________

Medical-Biomedical/Genetic - 9.0%                                          Retail-Office Supplies - 2.3%
Celgene*                                      20,870          1,321        Staples                                       83,030          1,868
Charles River Laboratories*                   28,980          1,609                                                               ______________
Gilead Sciences*                              42,260          1,926
Illumina*                                     57,210          2,319        Total Retail-Office Supplies                                  1,868
                                                       ______________      _____________________________________________________________________

Total Medical-Biomedical/Genetic                              7,175        Semiconductor Equipment - 4.3%
_____________________________________________________________________      Applied Materials                            120,080          1,817
                                                                           Lam Research*                                 52,110          1,641
Metal Processors & Fabricators - 0.9%                                                                                             ______________
Precision Castparts                            9,000            709
                                                       ______________      Total Semiconductor Equipment                                 3,458
                                                                           _____________________________________________________________________
Total Metal Processors & Fabricators                            709
_____________________________________________________________________      Super-Regional Banks-US - 1.9%
                                                                           US Bancorp                                    42,690          1,538
Networking Products - 2.5%                                                                                                        ______________
Cisco Systems*                                87,600          1,976
                                                       ______________      Total Super-Regional Banks-US                                 1,538
                                                                           _____________________________________________________________________
Total Networking Products                                     1,976
_____________________________________________________________________      Web Portals/ISP - 4.0%
                                                                           Google, Cl A*                                  8,080          3,236
Oil Companies-Exploration & Production - 2.0%                                                                                     ______________
Carrizo Oil & Gas*                            16,285            591
Occidental Petroleum                          14,300          1,008        Total Web Portals/ISP                                         3,236
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Exploration & Production                  1,599        Wireless Equipment - 3.4%
_____________________________________________________________________      Qualcomm                                      63,467          2,727

Oil Companies-Integrated - 0.9%                                                                                                   ______________
Murphy Oil                                    11,650            747
                                                       ______________      Total Wireless Equipment                                      2,727
                                                                                                                                  ______________
Total Oil Companies-Integrated                                  747
_____________________________________________________________________      Total Common Stock (Cost $86,786)                            78,343
                                                                           _____________________________________________________________________
Oil Field Machinery & Equipment - 2.4%
Cameron International*                        33,200          1,280        Money Market Fund - 2.8%
National Oilwell Varco*                       13,540            680        Dreyfus Cash Management Fund,
                                                       ______________         Institutional Class, 2.683% (A)         2,205,351          2,205
                                                                                                                                  ______________
Total Oil Field Machinery & Equipment                         1,960
_____________________________________________________________________      Total Money Market Fund (Cost $2,205)                         2,205
                                                                           _____________________________________________________________________
Optical Supplies - 1.8%
Alcon                                          8,785          1,419        Total Investments - 100.6% (Cost $88,991)                    80,548
                                                       ______________      _____________________________________________________________________

Total Optical Supplies                                        1,419        Other Assets and Liabilities, Net - (0.6)%                    (423)
_____________________________________________________________________      _____________________________________________________________________

The accompanying notes are an integral part of the financial statements.   Total Net Assets - 100.0%                              $     80,125
                                                                           _____________________________________________________________________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 149.

                                                                 85

OLD MUTUAL SMALL CAP FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Small Cap Fund (the "Fund") underperformed its benchmark, the
     Russell 2000® Index (the "Index"). The Fund's Class Z shares posted a (3.79)% return versus a (0.54)% return for the benchmark.

o    From a sector perspective, stock selection within the industrial and health care sectors contributed positively to the Fund's performance. Also, two positive performing telecommunications positions helped the Fund outperform the Index in that sector. On the other side of the equation, stock selection in the financials and energy sectors detracted from the Fund's performance, as did an overweight in the materials sector.

o    Among the stocks that contributed positively to the Fund's performance were STERIS, a creator of surgical equipment, Teledyne
     Technologies, an electrical components manufacturer, and Massey Energy (no longer a Fund holding), a coal mining firm.

o    Stocks that detracted from the Fund's performance during the period included poultry producer and processor Pilgrim's Pride, platinum and palladium miner Stillwater Mining, and semiconductor and software producer Ikanos Communications.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Small Cap Fund (the "Fund") underperformed its benchmark, the
     Russell 2000® Index (the "Index"). The Fund's Class Z shares posted a (3.79)% return versus a (0.54)% return for the benchmark.
     Performance for all share classes can be found on page 88.

Q.   What investment environment did the Fund face during the past period?

A.   During the second quarter of 2008, the extreme volatility the markets experienced in the first quarter of 2008 dissipated and stocks with solid fundamentals were rewarded. Also, the second quarter was marked by extreme sector leadership where the energy sector outperformed dramatically. Commodity prices soared in the rising inflationary environment, which drove the energy sector
     up. However, this sector leadership reversed quickly in July, creating a very different third quarter. The energy sector's underperformance was offset by a rally in the financials sector, which performed well in August and September, even as the financial crisis exploded, causing the collapse of major banking institutions on Wall Street, government bailouts, and numerous financial takeovers. In addition, during the period, non-earners, stocks with low earnings visibility to no earnings, outperformed, adding to the already challenging environment for growth stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   Stock specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection within the industrial and health care sectors contributed positively to the Fund's performance. Also, two positive performing telecommunications positions helped the Fund outperform the Index in that sector. On the other side of the equation, stock selection in the financials and energy sectors detracted from the Fund's performance, as did an overweight in the materials sector.

     Among the stocks that contributed positively to the Fund's performance were STERIS, a creator of surgical equipment, Teledyne
     Technologies, an electrical components manufacturer, and Massey Energy (no longer a Fund holding), a coal mining firm. STERIS benefited due to its revenues being up 12% over last year. Two quarters of earnings exceeding expectations boosted Teledyne
     Technologies' stock. Massey Energy benefited from surging coal prices due to a worldwide shortage concern. Stocks that detracted from the Fund's performance during the period included poultry producer and processor Pilgrim's Pride, platinum and palladium miner Stillwater Mining, and semiconductor and software producer Ikanos Communications. Weakening markets and a high debt load pressured Pilgrim's Pride's stock. Stillwater Mining was hurt due to downward pressure on platinum and palladium prices due to global metal weakness and auto manufacturing slowdowns. The telecommunications sector's industry wide spending slowdown hurt results and lowered forward views for Ikanos Communications.

Q.   What is the investment outlook for the small-cap equity market?

A.   Eagle Asset Management, Inc. ("Eagle") believes that the current leverage in the financial system in the form of hedge funds, credit-default swaps and high investment bank leverage, magnifies any fundamental change in the economy to a much greater degree than in the past. Eagle notes that adding to this leverage is mark-to-market accounting, which prevents many financial institutions from riding out a temporary impairment in the value of their assets.

Small Cap Fund

                                                                 86

Top Ten Holdings
as of September 30, 2008*

Pactiv                                                                      1.8%
___________________________________________________________________________________

Zenith National Insurance                                                   1.4%
___________________________________________________________________________________

Validus Holdings                                                            1.3%
___________________________________________________________________________________

Arch Capital Group                                                          1.2%
___________________________________________________________________________________

Hanover Insurance Group                                                     1.2%
___________________________________________________________________________________

Waste Connections                                                           1.1%
___________________________________________________________________________________

ITC Holdings                                                                1.1%
___________________________________________________________________________________

CMS Energy                                                                  1.1%
___________________________________________________________________________________

Bio-Rad Laboratories, Cl A                                                  1.1%
___________________________________________________________________________________

Westar Energy                                                               1.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           12.4%
___________________________________________________________________________________

* Excludes short-term money market fund.

Eagle believes that from a fundamental perspective, small-cap expectations appear to be aggressive, but notes that earnings disappointments and earnings growth were slightly worse for small-caps than large-caps over the past few quarters. Given the pro-cyclical nature of small-caps and recent economic news, Eagle is not confident that things will improve in the short term for smaller companies. Eagle's current preference for stable growth small-cap stocks is based on its belief that the economy will not recover quickly. Nevertheless, Eagle believes it can find solid companies that meet its investment criteria even in times such as these.

Liberty Ridge Capital, Inc. ("Liberty Ridge") notes that there seems to be little debate anymore whether the U.S. economy is in recession. What does matter at this point, in Liberty Ridge's view, is the depth and breadth of the economic malaise, and more importantly, whether it and the similar slowdowns across Western Europe will have an affect on the worldwide economy. Liberty Ridge believes that should the slowdown in the developed markets be strong enough to cause a marked slowdown in growth in the emerging economies, the sharp pullback in energy and other global cyclicals may continue, and the overall market may have difficulty making gains in the face of this lost leadership.

Liberty Ridge believes that equally as important as the question of global economic growth is the question of the stability of the financial markets and the likelihood of a crisis overwhelming one or more of the major financial players. Liberty Ridge points out that the failure of Lehman Brothers and the rescue of Fannie Mae, Freddie Mac and AIG by the U.S. Government have had repercussions on the rest of the market. Liberty Ridge believes that given the severe lack of confidence in the financial system, future market strength remains highly dependent on how quickly and securely the federal government contains counterparty risk these events have created. Liberty Ridge notes that on this score it is difficult to pinpoint a likely outcome, as market sentiment and political outcomes may have as much or more relevance than underlying fundamentals. That said, Liberty Ridge notes that fundamental deterioration among financial stocks continues and has driven the rest of the market with it. Liberty Ridge points out that the headline issues appear to be moving away from subprime residential mortgages into the much larger domain of counterparty risk, as well as prime residential mortgages, consumer credit, commercial real estate, and eventually corporate loans, all providing much risk to bank earnings and balance sheet strength.

Liberty Ridge believes the relative winners will be those companies with pricing power, inelastic demand for their products, and balance sheets strong enough to survive and thrive in a rapidly deleveraging world.

                                                                                                                      Small Cap Fund

                                                                 87

OLD MUTUAL SMALL CAP FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008

____________________________________________________________________________________________________________________________________

                                                                                 Annualized     Annualized       Annualized
                               Inception         6 Month          1 Year           5 Year        10 Year         Inception
                                 Date            Return           Return           Return        Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                        04/30/97          (3.79)%         (16.29)%          8.15%           9.48%           9.87%
Class A with load              09/30/03          (9.48)%         (21.31)%          6.62%            n/a            6.62%
Class A without load           09/30/03          (3.95)%         (16.52)%          7.88%            n/a            7.88%
Class C with load              09/30/03          (5.24)%         (17.95)%          7.06%            n/a            7.06%
Class C without load           09/30/03          (4.28)%         (17.13)%          7.06%            n/a            7.06%
Institutional Class            12/20/06 (1)      (3.75)%         (16.22)%           n/a             n/a           (3.81)%
Russell 2000® Index            04/30/97          (0.54)%         (14.48)%          8.15%           7.81%           7.51%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by a sub-adviser different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.66% and
1.26%; 12.22% and 1.51%; 12.91% and 2.26%; and 3,857.34% and 1.11%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Small Cap Fund – Class Z	Russell 2000® Index
3/31/98	10,000	10,000
3/31/99	7,907	8,374
3/31/00	13,029	11,498
3/31/01	13,418	9,735
3/31/02	14,994	11,097
3/31/03	9,635	8,104
3/31/04	14,733	13,278
3/31/05	16,090	13,996
3/31/06	18,189	17,614
3/31/07	20,258	18,655
3/31/08	18,764	16,229
9/30/08	18,039	16,142

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	4.1%
Consumer Discretionary	10.5%
Consumer Staples	4.6%
Energy	4.7%
Financials	13.8%
Health Care	12.9%
Industrials	10.7%
Information Technology	20.1%
Investment Company	0.9%
Materials	8.7%
Telecommunications Services	1.4%
Utilities	7.6%

                                                                 88

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.2%                                                       Chemicals-Specialty - 0.8%
Advertising Services - 0.2%                                                Cabot                                      5,000       $        159
Greenfield Online*                             3,320   $         58        Hercules                                   4,555                 90
                                                       ______________      Stepan                                        15                  1
                                                                                                                                  ______________
Total Advertising Services                                       58
_____________________________________________________________________      Total Chemicals-Specialty                                       250
                                                                           _____________________________________________________________________
Aerospace/Defense - 0.7%
Teledyne Technologies*                         3,825            219        Coatings/Paint - 0.5%
                                                       ______________      Valspar                                    7,230                161
                                                                                                                                  ______________
Total Aerospace/Defense                                         219
_____________________________________________________________________      Total Coatings/Paint                                            161
                                                                           _____________________________________________________________________
Aerospace/Defense-Equipment - 0.7%
B/E Aerospace*                                 3,635             58        Commercial Services - 0.6%
Orbital Sciences*                              6,785            163        Healthcare Services Group                  9,550                175
                                                       ______________                                                             ______________

Total Aerospace/Defense-Equipment                               221        Total Commercial Services                                       175
_____________________________________________________________________      _____________________________________________________________________

Airlines - 2.4%                                                            Commercial Services-Finance - 0.8%
Airtran Holdings*                             88,180            214        Interactive Data                           6,780                171
AMR*                                          12,360            121        Wright Express*                            2,715                 81
Continental Airlines, Cl B*                   10,240            171                                                               ______________
Delta Air Lines*                              18,640            139
Northwest Airlines*                           10,370             94        Total Commercial Services-Finance                               252
                                                       ______________      _____________________________________________________________________

Total Airlines                                                  739        Computer Aided Design - 1.0%
_____________________________________________________________________      Ansys*                                     8,140                308
                                                                                                                                  ______________
Apparel Manufacturers - 0.3%
Maidenform Brands*                             5,570             81        Total Computer Aided Design                                     308
                                                       ______________      _____________________________________________________________________

Total Apparel Manufacturers                                      81        Computer Graphics - 0.6%
_____________________________________________________________________      Monotype Imaging Holdings*                16,930                188
                                                                                                                                  ______________
Applications Software - 2.1%
EPIQ Systems*                                 14,825            202        Total Computer Graphics                                         188
Patni Computer Systems ADR                     8,840             69        _____________________________________________________________________
Progress Software*                            11,240            292
Quest Software*                                5,370             68        Computer Services - 1.0%
                                                       ______________      DST Systems*                               2,930                164
                                                                           IHS, Cl A*                                 3,275                156
Total Applications Software                                     631                                                               ______________
_____________________________________________________________________
                                                                           Total Computer Services                                         320
Auto/Truck Parts & Equipment-Original - 0.6%                               _____________________________________________________________________
Lear*                                          6,200             65
WABCO Holdings                                 2,915            104        Computer Software - 0.2%
                                                       ______________      Blackbaud                                  2,890                 53
                                                                                                                                  ______________
Total Auto/Truck Parts & Equipment-Original                     169
_____________________________________________________________________      Total Computer Software                                          53
                                                                           _____________________________________________________________________
Beverages-Non-Alcoholic - 0.9%
Coca-Cola Bottling                             6,660            291        Computers-Integrated Systems - 1.0%
                                                       ______________      Cray*                                      2,780                 14
                                                                           NCI, Cl A*                                 2,140                 61
Total Beverages-Non-Alcoholic                                   291        NCR*                                       5,120                113
_____________________________________________________________________      Radisys*                                  12,625                109
                                                                                                                                  ______________
Building Products-Cement/Aggregate - 0.1%
Texas Industries                                 630             26        Total Computers-Integrated Systems                              297
                                                       ______________      _____________________________________________________________________

Total Building Products-Cement/Aggregate                         26        Computers-Memory Devices - 0.3%
_____________________________________________________________________      Silicon Storage Technology*               26,215                 85
                                                                                                                                  ______________
Cellular Telecommunications - 0.7%
Cellcom Israel                                 7,185            216        Total Computers-Memory Devices                                   85
                                                       ______________      _____________________________________________________________________

Total Cellular Telecommunications                               216        Consulting Services - 0.9%
_____________________________________________________________________      FTI Consulting*                            1,480                107
                                                                           Watson Wyatt Worldwide, Cl A               3,615                180
                                                                                                                                  ______________

                                                                           Total Consulting Services                                       287
                                                                           _____________________________________________________________________

                                                                 89

OLD MUTUAL SMALL CAP FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Containers-Metal/Glass - 2.1%                                              Electric-Transmission - 1.1%
Greif, Cl A                                    2,660   $        175        ITC Holdings                                   6,725   $        348
Owens-Illinois*                                5,500            162                                                               ______________
Silgan Holdings                                6,020            308
                                                       ______________      Total Electric-Transmission                                     348
                                                                           _____________________________________________________________________
Total Containers-Metal/Glass                                    645
_____________________________________________________________________      Electronic Components-Miscellaneous - 0.4%
                                                                           Celestica*                                    20,615            133
Containers-Paper/Plastic - 4.3%                                                                                                   ______________
Bemis                                          8,770            230
Pactiv*                                       22,515            559        Total Electronic Components-Miscellaneous                       133
Rock-Tenn, Cl A                                2,660            106        _____________________________________________________________________
Smurfit-Stone Container*                      40,450            190
Sonoco Products                                7,800            232        Electronic Components-Semiconductors - 3.0%
                                                       ______________      Amkor Technology*                             11,890             76
                                                                           DSP Group*                                    15,925            122
Total Containers-Paper/Plastic                                1,317        Fairchild Semiconductor International*        17,810            158
_____________________________________________________________________      Ikanos Communications*                        57,685            114
                                                                           Intersil, Cl A                                 1,540             26
Cosmetics & Toiletries - 0.7%                                              ON Semiconductor*                             31,395            212
Alberto-Culver                                 7,820            213        Semtech*                                       5,385             75
                                                       ______________      Zoran*                                        17,390            142
                                                                                                                                  ______________
Total Cosmetics & Toiletries                                    213
_____________________________________________________________________      Total Electronic Components-Semiconductors                      925
                                                                           _____________________________________________________________________
Diagnostic Equipment - 0.7%
Gen-Probe*                                     4,270            227        Electronic Connectors - 1.0%
                                                       ______________      Amphenol, Cl A                                 7,535            302
                                                                                                                                  ______________
Total Diagnostic Equipment                                      227
_____________________________________________________________________      Total Electronic Connectors                                     302
                                                                           _____________________________________________________________________
Diagnostic Kits - 1.9%
Idexx Laboratories*                            2,860            157        Engineering/R&D Services - 0.2%
Meridian Bioscience                            9,705            282        URS*                                           2,051             75
Qiagen*                                        7,875            155                                                               ______________
                                                       ______________
                                                                           Total Engineering/R&D Services                                   75
Total Diagnostic Kits                                           594        _____________________________________________________________________
_____________________________________________________________________
                                                                           Enterprise Software/Services - 0.7%
Dialysis Centers - 0.6%                                                    Novell*                                       33,125            170
Dialysis Corp Of America*                     23,275            183        PROS Holdings*                                 5,140             48
                                                       ______________                                                             ______________

Total Dialysis Centers                                          183        Total Enterprise Software/Services                              218
_____________________________________________________________________      _____________________________________________________________________

Diversified Manufacturing Operations - 0.5%                                Fiduciary Banks - 0.0%
SPX                                            1,870            144        Wilmington Trust                                 325              9
                                                       ______________                                                             ______________

Total Diversified Manufacturing Operations                      144        Total Fiduciary Banks                                             9
_____________________________________________________________________      _____________________________________________________________________

E-Commerce/Services - 0.2%                                                 Finance-Commercial - 0.2%
Move*                                         21,900             46        CIT Group                                      7,670             53
                                                       ______________                                                             ______________

Total E-Commerce/Services                                        46        Total Finance-Commercial                                         53
_____________________________________________________________________      _____________________________________________________________________

Electric Products-Miscellaneous - 0.6%                                     Finance-Investment Banker/Broker - 0.2%
Ametek                                         4,582            187        Greenhill                                        815             60
                                                       ______________                                                             ______________

Total Electric Products-Miscellaneous                           187        Total Finance-Investment Banker/Broker                           60
_____________________________________________________________________      _____________________________________________________________________

Electric-Integrated - 4.4%                                                 Food-Baking - 0.5%
Black Hills                                    3,670            114        Flowers Foods                                  5,210            153
CMS Energy                                    27,110            338                                                               ______________
Portland General Electric                     11,415            270
Sierra Pacific Resources                      32,450            311        Total Food-Baking                                               153
Westar Energy                                 14,395            332        _____________________________________________________________________
                                                       ______________
                                                                           Food-Dairy Products - 0.8%
Total Electric-Integrated                                     1,365        Dean Foods*                                   10,595            247
_____________________________________________________________________                                                             ______________

                                                                           Total Food-Dairy Products                                       247
                                                                           _____________________________________________________________________

                                                                 90

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Food-Miscellaneous/Diversified - 0.4%                                      Lasers-Systems/Components - 0.3%
Smart Balance*                                17,325   $        114        Rofin-Sinar Technologies*                      3,420   $        105
                                                       ______________                                                             ______________

Total Food-Miscellaneous/Diversified                            114        Total Lasers-Systems/Components                                 105
_____________________________________________________________________      _____________________________________________________________________

Food-Retail - 0.7%                                                         Leisure & Recreational Products - 0.5%
Ruddick                                        6,805            221        WMS Industries*                                5,305            162
                                                       ______________                                                             ______________

Total Food-Retail                                               221        Total Leisure & Recreational Products                           162
_____________________________________________________________________      _____________________________________________________________________

Food-Wholesale/Distribution - 0.5%                                         Life/Health Insurance - 0.8%
Fresh Del Monte Produce*                       6,460            143        Protective Life                                8,650            247
                                                       ______________                                                             ______________

Total Food-Wholesale/Distribution                               143        Total Life/Health Insurance                                     247
_____________________________________________________________________      _____________________________________________________________________

Funeral Services & Related Items - 0.5%                                    Medical Instruments - 0.7%
Service Corp International                    18,700            156        Bruker*                                       12,210            163
                                                       ______________      Natus Medical*                                 2,800             63
                                                                                                                                  ______________
Total Funeral Services & Related Items                          156
_____________________________________________________________________      Total Medical Instruments                                       226
                                                                           _____________________________________________________________________
Gas-Distribution - 1.1%
AGL Resources                                  6,302            198        Medical Labs & Testing Services - 0.0%
Southwest Gas                                  5,070            153        Icon ADR*                                        190              7
                                                       ______________                                                             ______________

Total Gas-Distribution                                          351        Total Medical Labs & Testing Services                             7
_____________________________________________________________________      _____________________________________________________________________

Heart Monitors - 0.5%                                                      Medical Products - 0.9%
Cardiac Science*                              15,650            162        American Medical Systems Holding*             10,815            192
                                                       ______________      Zoll Medical*                                  2,215             73
                                                                                                                                  ______________
Total Heart Monitors                                            162
_____________________________________________________________________      Total Medical Products                                          265
                                                                           _____________________________________________________________________
Human Resources - 0.1%
Hudson Highland Group*                         6,265             44        Medical Sterilization Product - 0.6%
                                                       ______________      STERIS                                         5,035            189
                                                                                                                                  ______________
Total Human Resources                                            44
_____________________________________________________________________      Total Medical Sterilization Product                             189
                                                                           _____________________________________________________________________
Instruments-Controls - 0.4%
Mettler Toledo International*                  1,350            132        Medical-Biomedical/Genetic - 1.5%
                                                       ______________      Bio-Rad Laboratories, Cl A*                    3,385            336
                                                                           Cambrex*                                      17,900            110
Total Instruments-Controls                                      132                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                                446
Instruments-Scientific - 1.8%                                              _____________________________________________________________________
OYO Geospace*                                  2,690            106
PerkinElmer                                   12,435            311        Medical-Hospitals - 1.2%
Varian*                                        3,200            137        Health Management Associates, Cl A*           35,130            146
                                                       ______________      Medcath*                                      13,180            236
                                                                                                                                  ______________
Total Instruments-Scientific                                    554
_____________________________________________________________________      Total Medical-Hospitals                                         382
                                                                           _____________________________________________________________________
Internet Application Software - 0.5%
DealerTrack Holdings*                          8,465            143        Medical-Outpatient/Home Medical - 1.9%
                                                       ______________      Amsurg*                                        6,025            153
                                                                           Lincare Holdings*                              9,180            276
Total Internet Application Software                             143        NovaMed*                                      29,760            141
_____________________________________________________________________                                                             ______________

Internet Incubators - 0.3%                                                 Total Medical-Outpatient/Home Medical                           570
Internet Capital Group*                        9,765             79        _____________________________________________________________________
                                                       ______________
                                                                           Miscellaneous Manufacturing - 0.5%
Total Internet Incubators                                        79        Trimas*                                       22,080            145
_____________________________________________________________________                                                             ______________

Investment Companies - 0.5%                                                Total Miscellaneous Manufacturing                               145
KKR Financial Holdings                        23,990            153        _____________________________________________________________________
                                                       ______________
                                                                           Motion Pictures & Services - 0.6%
Total Investment Companies                                      153        DreamWorks Animation SKG, Cl A*                5,665            178
_____________________________________________________________________                                                             ______________

                                                                           Total Motion Pictures & Services                                178
                                                                           _____________________________________________________________________

                                                                 91

OLD MUTUAL SMALL CAP FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Multi-line Insurance - 1.2%                                                Property/Casualty Insurance - 4.1%
Hanover Insurance Group                        7,755   $        353        Arch Capital Group*                            5,210   $        380
                                                       ______________      Enstar Group*                                  1,750            170
                                                                           First American                                 4,500            133
Total Multi-line Insurance                                      353        ProAssurance*                                  2,695            151
_____________________________________________________________________      Zenith National Insurance                     11,575            424
                                                                                                                                  ______________
Networking Products - 0.4%
Polycom*                                       4,780            111        Total Property/Casualty Insurance                             1,258
                                                       ______________      _____________________________________________________________________

Total Networking Products                                       111        Publishing-Books - 1.0%
_____________________________________________________________________      John Wiley & Sons, Cl A                        7,450            301
                                                                                                                                  ______________
Non-Hazardous Waste Disposal - 1.1%
Waste Connections*                            10,217            350        Total Publishing-Books                                          301
                                                       ______________      _____________________________________________________________________

Total Non-Hazardous Waste Disposal                              350        Publishing-Newspapers - 0.3%
_____________________________________________________________________      Dolan Media*                                   7,750             78
                                                                                                                                  ______________
Oil Companies-Exploration & Production - 0.8%
Bill Barrett*                                  3,525            113        Total Publishing-Newspapers                                      78
Pioneer Natural Resources                      2,540            133        _____________________________________________________________________
                                                       ______________
                                                                           Racetracks - 2.2%
Total Oil Companies-Exploration & Production                    246        International Speedway, Cl A                   7,660            298
_____________________________________________________________________      Penn National Gaming*                          6,365            169
                                                                           Speedway Motorsports                          11,240            219
Oil Field Machinery & Equipment - 1.5%                                                                                            ______________
Dril-Quip*                                     3,195            139
Lufkin Industries                              3,960            314        Total Racetracks                                                686
                                                       ______________      _____________________________________________________________________

Total Oil Field Machinery & Equipment                           453        Reinsurance - 3.9%
_____________________________________________________________________      Aspen Insurance Holdings                       8,625            237
                                                                           Endurance Specialty Holdings                   4,590            142
Oil-Field Services - 1.3%                                                  Montpelier Re Holdings                         5,980             99
Core Laboratories                              1,215            123        Reinsurance Group of America, Cl A             6,105            330
Key Energy Services*                          18,280            212        Validus Holdings                              16,940            394
Willbros Group*                                1,965             52                                                               ______________
                                                       ______________
                                                                           Total Reinsurance                                             1,202
Total Oil-Field Services                                        387        _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Diversified - 0.3%
Paper & Related Products - 1.3%                                            Washington Real Estate Investment Trust        2,340             86
Neenah Paper                                   6,255            124                                                               ______________
Potlatch                                       5,880            273
                                                       ______________      Total REITs-Diversified                                          86
                                                                           _____________________________________________________________________
Total Paper & Related Products                                  397
_____________________________________________________________________      REITs-Hotels - 0.1%
                                                                           FelCor Lodging Trust                           6,165             44
Physical Practice Management - 0.9%                                                                                               ______________
Pediatrix Medical Group*                       4,865            262
                                                       ______________      Total REITs-Hotels                                               44
                                                                           _____________________________________________________________________
Total Physical Practice Management                              262
_____________________________________________________________________      REITs-Office Property - 0.6%
                                                                           Corporate Office Properties                    4,760            192
Platinum - 0.4%                                                                                                                   ______________
Stillwater Mining*                            18,695            109
                                                       ______________      Total REITs-Office Property                                     192
                                                                           _____________________________________________________________________
Total Platinum                                                  109
_____________________________________________________________________      Retail-Auto Parts - 0.7%
                                                                           O'Reilly Automotive*                           7,500            201
Poultry - 0.1%                                                                                                                    ______________
Pilgrim's Pride                               11,240             28
                                                       ______________      Total Retail-Auto Parts                                         201
                                                                           _____________________________________________________________________
Total Poultry                                                    28
_____________________________________________________________________      Retail-Automobile - 0.4%
                                                                           Copart*                                        3,570            136
Power Conversion/Supply Equipment - 0.1%                                                                                          ______________
Advanced Energy Industries*                    3,300             45
                                                       ______________      Total Retail-Automobile                                         136
                                                                           _____________________________________________________________________
Total Power Conversion/Supply Equipment                          45
_____________________________________________________________________      Retail-Convenience Store - 0.1%
                                                                           Pantry*                                        1,120             24
Precious Metals - 0.2%                                                                                                            ______________
North American Palladium*                     22,045             47
                                                       ______________      Total Retail-Convenience Store                                   24
                                                                           _____________________________________________________________________
Total Precious Metals                                            47
_____________________________________________________________________

                                                                 92

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Retail-Propane Distributors - 0.9%                                         Television - 0.2%
Star Gas Partners LP*                        125,870   $        279        Sinclair Broadcast Group, Cl A                11,390   $         57
                                                       ______________                                                             ______________

Total Retail-Propane Distributors                               279        Total Television                                                 57
_____________________________________________________________________      _____________________________________________________________________

Rubber-Tires - 0.4%                                                        Theaters - 0.5%
Cooper Tire & Rubber                          13,990            120        Regal Entertainment Group, Cl A                9,600            151
                                                       ______________                                                             ______________

Total Rubber-Tires                                              120        Total Theaters                                                  151
_____________________________________________________________________      _____________________________________________________________________

S&L/Thrifts-Eastern US - 0.8%                                              Tools-Hand Held - 0.4%
Brookline Bancorp                             18,500            237        Snap-On                                        2,245            118
                                                       ______________                                                             ______________

Total S&L/Thrifts-Eastern US                                    237        Total Tools-Hand Held                                           118
_____________________________________________________________________      _____________________________________________________________________

Satellite Telecommunications - 0.4%                                        Transport-Equipment & Leasing - 0.9%
EchoStar, Cl A*                                5,650            136        Aircastle                                      3,975             39
                                                       ______________      GATX                                           4,715            187
                                                                           Genesis Lease ADR                              6,125             54
Total Satellite Telecommunications                              136                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Equipment & Leasing                             280
Schools - 1.4%                                                             _____________________________________________________________________
Capella Education*                             4,720            202
DeVry                                          4,760            236        Transport-Marine - 0.3%
                                                       ______________      Tidewater                                      1,675             93
                                                                                                                                  ______________
Total Schools                                                   438
_____________________________________________________________________      Total Transport-Marine                                           93
                                                                           _____________________________________________________________________
Semiconductor Equipment - 3.7%
Brooks Automation*                            17,980            150        Transport-Truck - 0.5%
Cabot Microelectronics*                        3,100             99        Landstar System                                3,780            167
Entegris*                                     65,112            315                                                               ______________
Formfactor*                                    3,090             54
Lam Research*                                  3,485            110        Total Transport-Truck                                           167
MKS Instruments*                               5,505            110        _____________________________________________________________________
Teradyne*                                     20,790            162
Verigy*                                        9,235            150        Travel Services - 0.5%
                                                       ______________      Interval Leisure Group*                       15,330            159
                                                                                                                                  ______________
Total Semiconductor Equipment                                 1,150
_____________________________________________________________________      Total Travel Services                                           159
                                                                           _____________________________________________________________________
Steel Pipe & Tube - 0.4%
Mueller Water Products, Cl A                  13,280            119        Water - 0.2%
                                                       ______________      Pico Holdings*                                 2,130             76
                                                                                                                                  ______________
Total Steel Pipe & Tube                                         119
_____________________________________________________________________      Total Water                                                      76
                                                                           _____________________________________________________________________
Telecommunications Equipment - 1.5%
ADC Telecommunications*                       13,400            113        Wireless Equipment - 0.3%
CommScope*                                     4,085            142        RF Micro Devices*                             31,440             92
Comtech Telecommunications*                    4,335            213                                                               ______________
                                                       ______________
                                                                           Total Wireless Equipment                                         92
Total Telecommunications Equipment                              468                                                               ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $30,272)                            29,253
Telecommunications Equipment-Fiber Optics - 0.3%                           _____________________________________________________________________
Ciena*                                         7,700             78
                                                       ______________      Investment Company - 0.9%
                                                                           Growth-Small Cap - 0.9%
Total Telecommunications Equipment-Fiber Optics                  78        iShares Russell 2000 Index Fund                3,910            267
_____________________________________________________________________                                                             ______________

Telecommunications Services - 1.3%                                         Total Growth-Small Cap                                          267
Neutral Tandem*                                9,085            168                                                               ______________
NTELOS Holdings                                8,410            226
                                                       ______________      Total Investment Company (Cost $276)                            267
                                                                           _____________________________________________________________________
Total Telecommunications Services                               394
_____________________________________________________________________

                                                                 93

OLD MUTUAL SMALL CAP FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Money Market Fund - 4.1%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)         1,264,718   $      1,265
                                                       ______________

Total Money Market Fund (Cost $1,265)                         1,265
_____________________________________________________________________

Total Investments - 100.2% (Cost $31,813)                    30,785
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.2)%                      (76)
_____________________________________________________________________

Total Net Assets - 100.0%                              $     30,709
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 94

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Strategic Small Company Fund (the "Fund") underperformed its benchmark, the Russell 2000® Index (the "Index"). The Fund's Class Z shares posted a (6.85)% return versus a (0.54)% return for the benchmark.

o    From a sector perspective, the health care sector was one of the better performing sectors in the Index. The Fund's overweight to this sector helped it significantly. Stock selection in the telecommunications sector also contributed positively to the
     Fund's performance as did an underweight in the consumer staples and consumer discretionary sectors. On the other side of the equation, stock selection in the financials, energy, industrials and information technology sectors detracted from the Fund's performance.

o    Among the stocks that contributed positively to the Fund's performance were Zoll Medical, a health care equipment manufacturer,
     Psychiatric Solutions, an operator and manager of psychiatric hospitals and provider of behavioral health services, and Massey
     Energy (no longer a Fund holding), a coal mining firm.

o    Stocks that detracted from the Fund's performance during the period included poultry producer and processor Pilgrim's Pride, platinum and palladium miner Stillwater Mining, and EXLService Holdings (no longer a Fund holding), a provider of business process outsourcing.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Strategic Small Company Fund (the "Fund") underperformed its benchmark, the Russell 2000® Index (the "Index"). The Fund's Class Z shares posted a (6.85)% return versus a (0.54)% return for the benchmark. Performance for all share classes can be found on page 98.

Q.   What investment environment did the Fund face during the past period?

A.   During the second quarter of 2008, the extreme volatility the markets experienced in the first quarter of 2008 dissipated and stocks with solid fundamentals were rewarded. Also, the second quarter was marked by extreme sector leadership where the energy sector outperformed dramatically. Commodity prices soared in the rising inflationary environment, which drove the energy sector
     up. However, this sector leadership reversed quickly in July, creating a very different third quarter. The energy sector's underperformance was offset by a rally in the financials sector, which performed well in August and September, even as the financial crisis exploded, causing the collapse of major banking institutions on Wall Street, government bailouts, and numerous financial takeovers. In addition, during the period, non-earners, stocks with low earnings visibility to no earnings, outperformed, adding to the already challenging environment for growth stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   Stock specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results.

     Copper Rock Capital Partners, LLC ("Copper Rock") notes that the Fund benefited from the energy sector's leadership in the second quarter of 2008. The Fund had an overweight relative to the energy sector, owning stocks of several companies that participate in the exploration of natural gas in the U.S. and Canada. However, as oil prices fell rapidly in July, the Fund's overweight relative to the Index detracted from performance, causing a significant portion of the Fund's underperformance in the third quarter. In addition, the Fund was underweight financials for the second and third quarter of 2008. As this sector rallied in the third quarter, this underweight position also detracted from performance. While Copper Rock's stock selection in health care contributed to relative performance during the last three months of the period, it was somewhat offset by the biotech rally. As biotech stocks rallied, the Fund's underweight position relative to the sector detracted from performance.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, the health care sector was one of the better performing sectors in the Index. The Fund's overweight to this sector helped it significantly. Stock selection in the telecommunications sector also contributed positively to the
     Fund's performance as did an underweight in the consumer staples and consumer discretionary sectors. On the other side of the equation, stock selection in the financials, energy, industrials and information technology sectors detracted from the Fund's performance.

     Among the stocks that contributed positively to the Fund's performance were Zoll Medical, a health care equipment manufacturer,
     Psychiatric Solutions, an operator and manager of psychiatric hospitals and provider of behavioral health services, and

                                                                                                        Strategic Small Company Fund

                                                                 95

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.

Top Ten Holdings
as of September 30, 2008*

iShares Russell 2000 Growth
Index Fund                                                                  1.6%
___________________________________________________________________________________

FTI Consulting                                                              1.5%
___________________________________________________________________________________

Psychiatric Solutions                                                       1.3%
___________________________________________________________________________________

DreamWorks Animation
SKG, Cl A                                                                   1.2%
___________________________________________________________________________________

ITC Holdings                                                                1.1%
___________________________________________________________________________________

Ansys                                                                       1.0%
___________________________________________________________________________________

Pactiv                                                                      1.0%
___________________________________________________________________________________

Scientific Games, Cl A                                                      1.0%
___________________________________________________________________________________

Sybase                                                                      1.0%
___________________________________________________________________________________

WMS Industries                                                              0.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           11.6%
___________________________________________________________________________________

*Excludes short-term money market fund.

     Massey Energy (no longer a Fund holding), a coal mining firm. Zoll Medical benefited due to results across all segments of its business exceeding expectations. Psychiatric Solutions' stock performed well due to a strong outlook for an increase in volume of patients and the fact that the company remains mostly immune from the effect of changes in Medicare reimbursement policies.
     Massey Energy benefited from surging coal prices due to a worldwide shortage concern. Stocks that detracted from the Fund's performance during the period included poultry producer and processor Pilgrim's Pride, platinum and palladium miner Stillwater
     Mining, and EXLService Holdings (no longer a Fund holding), a provider of business process outsourcing. Weakening markets and a high debt load pressured Pilgrim's Pride's stock. Stillwater Mining was hurt from downward pressure on platinum and palladium prices due to global metal weakness and auto manufacturing slowdowns. The weak outlook and consolidation in the financial sector, which supplies a large part of business opportunity, hurt EXLService Holdings' stock.

Q.   What is the investment outlook for the small-cap equity market?

A.   Copper Rock notes that the fourth quarter of 2008 started with the U.S. and global markets awash in panic, irrational selling, and extreme volatility. Copper Rock points out that although a bailout package was signed in the first week of October, it did little to immediately calm the markets as signs of the rolling recession overseas and a lack of confidence in the global financial markets grew stronger. Copper Rock believes that the economic headwinds that affect the U.S. and the global markets, combined with a lock down in the credit markets, will continue to put significant pressure on small-cap stocks. Copper Rock will continue to focus on unique small companies with high earnings visibility. In addition, as a tight credit environment puts added pressure on valuations, Copper Rock will remain focused on owning stocks where earnings growth and margin expansion drive stock price performance.

     Eagle Asset Management, Inc. ("Eagle") believes that the current leverage in the financial system in the form of hedge funds, credit-default swaps and high investment bank leverage, magnifies any fundamental change in the economy to a much greater degree than in the past. Eagle notes that adding to this leverage is mark-to-market accounting, which prevents many financial institutions from riding out a temporary impairment in the value of their assets.

     Eagle believes that from a fundamental perspective, small-cap expectations appear to be aggressive, but notes that earnings disappointments and earnings growth were slightly worse for small-caps than large-caps over the past few quarters. Given the pro-cyclical nature of small-caps and recent economic news, Eagle is not confident that things will improve in the short term for smaller companies. Eagle's current preference for stable growth small-cap stocks is based on its belief that the economy will not recover quickly. Nevertheless, Eagle believes it can find solid companies that meet its investment criteria even in times such as these.

     Liberty Ridge Capital, Inc. ("Liberty Ridge) notes that there seems to be little debate anymore whether the U.S. economy is in recession. What does matter at this point, in Liberty Ridge's view, is the depth and breadth of the economic malaise, and more importantly, whether it and the similar slowdowns across Western Europe will have an affect on the worldwide economy. Liberty
     Ridge believes that should the slowdown in the developed markets be strong enough to cause a marked slowdown in growth in the emerging economies, the sharp pullback in energy and other global cyclicals may continue, and the overall market may have difficulty making gains in the face of this lost leadership.

Strategic Small Company Fund

                                                                 96

Liberty Ridge believes that equally as important as the question of global economic growth is the question of the stability of the financial markets and the likelihood of a crisis overwhelming one or more of the major financial players. Liberty Ridge points out that the failure of Lehman Brothers and the rescue of Fannie Mae, Freddie Mac and AIG by the U.S. Government have had repercussions on the rest of the market. Liberty Ridge believes that given the severe lack of confidence in the financial system, future market strength remains highly dependent on how quickly and securely the federal government contains counterparty risk these events have created. Liberty Ridge notes that on this score it is difficult to pinpoint a likely outcome, as market sentiment and political outcomes may have as much or more relevance than underlying fundamentals. That said, Liberty Ridge notes that fundamental deterioration among financial stocks continues and has driven the rest of the market with it. Liberty Ridge points out that the headline issues appear to be moving away from subprime residential mortgages into the much larger domain of counterparty risk, as well as prime residential mortgages, consumer credit, commercial real estate, and eventually corporate loans, all providing much risk to bank earnings and balance sheet strength.

Liberty Ridge believes the relative winners will be those companies with pricing power, inelastic demand for their products, and balance sheets strong enough to survive and thrive in a rapidly deleveraging world.

                                                                                                        Strategic Small Company Fund

                                                                 97

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008

____________________________________________________________________________________________________________________________________

                                                                                    Annualized        Annualized        Annualized
                               Inception          6 Month           1 Year            5 Year            10 Year         Inception
                                 Date             Return            Return            Return            Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                         12/31/96          (6.85)%          (25.40)%           4.64%              8.06%            6.83%
Class A with load               07/31/03         (12.35)%          (29.84)%           3.15%               n/a             3.68%
Class A without load            07/31/03          (6.97)%          (25.57)%           4.38%               n/a             4.89%
Class C with load               07/31/03          (8.28)%          (26.73)%           3.58%               n/a             4.09%
Class C without load            07/31/03          (7.35)%          (26.14)%           3.58%               n/a             4.09%
Institutional Class             12/20/06 (1)      (6.73)%          (25.29)%            n/a                n/a            (7.77)%
Russell 2000® Index             12/31/96          (0.54)%          (14.48)%           8.15%              7.81%            6.83%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.75% and
1.36%; 3.04% and 1.61%; 41.42% and 2.36%; and 3,635.25% and 1.11%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Strategic Small Company Fund – Class Z	Russell 2000® Value Index
3/31/98	10,000	10,000
3/31/99	8,548	8,374
3/31/00	17,074	11,498
3/31/01	12,458	9,735
3/31/02	13,788	11,097
3/31/03	8,993	8,104
3/31/04	14,108	13,278
3/31/05	14,922	13,996
3/31/06	17,975	17,614
3/31/07	18,894	18,655
3/31/08	16,817	16,229
9/30/08	15,665	16,142

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31,1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.8%
Consumer Discretionary	12.5%
Consumer Staples	2.9%
Energy	4.7%
Financials	9.2%
Health Care	17.2%
Industrials	13.4%
Information Technology	23.6%
Investment Company	2.0%
Materials	5.1%
Telecommunications Services	0.8%
Utilities	4.8%

                                                                 98

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.5%                                                       Building Products-Cement/Aggregate - 0.0%
Advertising Services - 0.1%                                                Texas Industries                                 260   $         11
Greenfield Online*                             1,400   $         24                                                               ______________
                                                       ______________
                                                                           Total Building Products-Cement/Aggregate                         11
Total Advertising Services                                       24        _____________________________________________________________________
_____________________________________________________________________
                                                                           Casino Services - 1.0%
Aerospace/Defense - 0.9%                                                   Scientific Games, Cl A*                        9,726            224
Teledyne Technologies*                         3,671            210                                                               ______________
                                                       ______________
                                                                           Total Casino Services                                           224
Total Aerospace/Defense                                         210        _____________________________________________________________________
_____________________________________________________________________
                                                                           Cellular Telecommunications - 0.4%
Aerospace/Defense-Equipment - 0.4%                                         Cellcom Israel                                 2,875             86
B/E Aerospace*                                 1,531             24                                                               ______________
Orbital Sciences*                              2,690             64
                                                       ______________      Total Cellular Telecommunications                                86
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                                88
_____________________________________________________________________      Chemicals-Specialty - 0.5%
                                                                           Cabot                                          2,120             67
Airlines - 1.4%                                                            Hercules                                       1,922             38
Airtran Holdings*                             37,130             90        Stepan                                             5              -
AMR*                                           5,250             52                                                               ______________
Continental Airlines, Cl B*                    4,320             72
Delta Air Lines*                               7,890             59        Total Chemicals-Specialty                                       105
Northwest Airlines*                            4,380             40        _____________________________________________________________________
                                                       ______________
                                                                           Coatings/Paint - 0.3%
Total Airlines                                                  313        Valspar                                        2,865             64
_____________________________________________________________________                                                             ______________

Apparel Manufacturers - 0.2%                                               Total Coatings/Paint                                             64
Maidenform Brands*                             2,420             35        _____________________________________________________________________
                                                       ______________
                                                                           Coffee - 0.4%
Total Apparel Manufacturers                                      35        Green Mountain Coffee Roasters*                2,136             84
_____________________________________________________________________                                                             ______________

Applications Software - 1.2%                                               Total Coffee                                                     84
EPIQ Systems*                                  6,270             85        _____________________________________________________________________
Patni Computer Systems ADR                     3,730             29
Progress Software*                             4,620            120        Commercial Banks-Eastern US - 0.5%
Quest Software*                                2,260             29        Signature Bank*                                3,203            112
                                                       ______________                                                             ______________

Total Applications Software                                     263        Total Commercial Banks-Eastern US                               112
_____________________________________________________________________      _____________________________________________________________________

Auction House/Art Dealer - 0.3%                                            Commercial Services - 1.1%
Ritchie Bros Auctioneers                       2,738             64        CoStar Group*                                  1,906             87
                                                       ______________      Healthcare Services Group                      3,810             70
                                                                           Team*                                          2,212             80
Total Auction House/Art Dealer                                   64                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Services                                       237
Audio/Video Products - 0.8%                                                _____________________________________________________________________
DTS*                                           6,758            188
                                                       ______________      Commercial Services-Finance - 1.1%
                                                                           Interactive Data                               2,700             68
Total Audio/Video Products                                      188        TNS*                                           3,688             71
_____________________________________________________________________      Wright Express*                                3,780            113
                                                                                                                                  ______________
Auto/Truck Parts & Equipment-Original - 0.4%
Lear*                                          2,620             28        Total Commercial Services-Finance                               252
Titan International                              462             10        _____________________________________________________________________
WABCO Holdings                                 1,155             41
                                                       ______________      Computer Aided Design - 1.0%
                                                                           Ansys*                                         6,183            234
Total Auto/Truck Parts & Equipment-Original                      79                                                               ______________
_____________________________________________________________________
                                                                           Total Computer Aided Design                                     234
Beverages-Non-Alcoholic - 0.5%                                             _____________________________________________________________________
Coca-Cola Bottling                             2,815            123
                                                       ______________      Computer Graphics - 0.3%
                                                                           Monotype Imaging Holdings*                     6,730             75
Total Beverages-Non-Alcoholic                                   123                                                               ______________
_____________________________________________________________________
                                                                           Total Computer Graphics                                          75
                                                                           _____________________________________________________________________

                                                                 99

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computer Services - 1.3%                                                   Diagnostic Equipment - 0.4%
DST Systems*                                   1,170   $         66        Gen-Probe*                                     1,735   $         92
IHS, Cl A*                                     3,335            159                                                               ______________
SYKES Enterprises*                             3,132             69
                                                       ______________      Total Diagnostic Equipment                                       92
                                                                           _____________________________________________________________________
Total Computer Services                                         294
_____________________________________________________________________      Diagnostic Kits - 1.1%
                                                                           Idexx Laboratories*                            1,135             62
Computer Software - 0.1%                                                   Meridian Bioscience                            3,872            112
Blackbaud                                      1,150             21        Qiagen*                                        3,145             62
                                                       ______________                                                             ______________

Total Computer Software                                          21        Total Diagnostic Kits                                           236
_____________________________________________________________________      _____________________________________________________________________

Computers-Integrated Systems - 1.4%                                        Dialysis Centers - 0.3%
Cray*                                          1,180              6        Dialysis Corp Of America*                      9,875             78
Integral Systems*                              5,637            117                                                               ______________
NCI, Cl A*                                       905             26
NCR*                                           2,040             45        Total Dialysis Centers                                           78
Radisys*                                       5,355             46        _____________________________________________________________________
Riverbed Technology*                           5,389             67
                                                       ______________      Diversified Manufacturing Operations - 0.3%
                                                                           SPX                                              740             57
Total Computers-Integrated Systems                              307                                                               ______________
_____________________________________________________________________
                                                                           Total Diversified Manufacturing Operations                       57
Computers-Memory Devices - 0.2%                                            _____________________________________________________________________
Silicon Storage Technology*                   11,100             36
                                                       ______________      E-Commerce/Services - 0.1%
                                                                           Move*                                          9,250             20
Total Computers-Memory Devices                                   36                                                               ______________
_____________________________________________________________________
                                                                           Total E-Commerce/Services                                        20
Consulting Services - 2.2%                                                 _____________________________________________________________________
FTI Consulting*                                4,817            348
Hill International*                            3,218             45        Educational Software - 0.7%
Watson Wyatt Worldwide, Cl A                   1,835             91        SkillSoft ADR*                                15,625            163
                                                       ______________                                                             ______________

Total Consulting Services                                       484        Total Educational Software                                      163
_____________________________________________________________________      _____________________________________________________________________

Containers-Metal/Glass - 1.1%                                              Electric Products-Miscellaneous - 0.3%
Greif, Cl A                                    1,069             70        Ametek                                         1,832             75
Owens-Illinois*                                2,180             64                                                               ______________
Silgan Holdings                                2,385            122
                                                       ______________      Total Electric Products-Miscellaneous                            75
                                                                           _____________________________________________________________________
Total Containers-Metal/Glass                                    256
_____________________________________________________________________      Electric-Integrated - 2.6%
                                                                           Black Hills                                    1,550             48
Containers-Paper/Plastic - 2.5%                                            CMS Energy                                    11,380            142
Bemis                                          3,710             97        Portland General Electric                      4,815            114
Pactiv*                                        9,385            233        Sierra Pacific Resources                      13,660            131
Rock-Tenn, Cl A                                1,120             45        Westar Energy                                  6,075            140
Smurfit-Stone Container*                      17,090             80                                                               ______________
Sonoco Products                                3,280             97
                                                       ______________      Total Electric-Integrated                                       575
                                                                           _____________________________________________________________________
Total Containers-Paper/Plastic                                  552
_____________________________________________________________________      Electric-Transmission - 1.1%
                                                                           ITC Holdings                                   4,965            257
Cosmetics & Toiletries - 0.4%                                                                                                     ______________
Alberto-Culver                                 3,090             84
                                                       ______________      Total Electric-Transmission                                     257
                                                                           _____________________________________________________________________
Total Cosmetics & Toiletries                                     84
_____________________________________________________________________      Electronic Components-Miscellaneous - 0.5%
                                                                           Celestica*                                     8,665             56
Decision Support Software - 0.3%                                           Daktronics                                     3,040             51
MSCI, Cl A*                                    3,127             75                                                               ______________
                                                       ______________
                                                                           Total Electronic Components-Miscellaneous                       107
Total Decision Support Software                                  75        _____________________________________________________________________
_____________________________________________________________________

                                                                100

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 3.0%                                Finance-Investment Banker/Broker - 0.1%
Amkor Technology*                              4,920   $         31        Greenhill                                        320   $         24
DSP Group*                                     6,735             52                                                               ______________
Fairchild Semiconductor International*         7,480             66
Ikanos Communications*                        24,495             49        Total Finance-Investment Banker/Broker                           24
Intersil, Cl A                                   650             11        _____________________________________________________________________
Microsemi*                                     7,190            183
Netlogic Microsystems*                         1,625             49        Food-Baking - 0.3%
ON Semiconductor*                             12,840             87        Flowers Foods                                  2,060             60
PMC - Sierra*                                  8,122             60                                                               ______________
Semtech*                                       2,280             32
Zoran*                                         7,380             60        Total Food-Baking                                                60
                                                       ______________      _____________________________________________________________________

Total Electronic Components-Semiconductors                      680        Food-Dairy Products - 0.4%
_____________________________________________________________________      Dean Foods*                                    4,280            100
                                                                                                                                  ______________
Electronic Connectors - 0.5%
Amphenol, Cl A                                 2,980            120        Total Food-Dairy Products                                       100
                                                       ______________      _____________________________________________________________________

Total Electronic Connectors                                     120        Food-Miscellaneous/Diversified - 0.2%
_____________________________________________________________________      Smart Balance*                                 6,860             45
                                                                                                                                  ______________
Electronic Measuring Instruments - 0.5%
Axsys Technologies*                            1,942            114        Total Food-Miscellaneous/Diversified                             45
                                                       ______________      _____________________________________________________________________

Total Electronic Measuring Instruments                          114        Food-Retail - 0.4%
_____________________________________________________________________      Ruddick                                        2,690             87
                                                                                                                                  ______________
E-Marketing/Information - 0.2%
Constant Contact*                              2,971             51        Total Food-Retail                                                87
                                                       ______________      _____________________________________________________________________

Total E-Marketing/Information                                    51        Food-Wholesale/Distribution - 0.3%
_____________________________________________________________________      Fresh Del Monte Produce*                       2,740             61
                                                                                                                                  ______________
Engineering/R&D Services - 0.6%
Stanley*                                       2,574             95        Total Food-Wholesale/Distribution                                61
URS*                                             870             32        _____________________________________________________________________
                                                       ______________
                                                                           Footwear & Related Apparel - 0.6%
Total Engineering/R&D Services                                  127        Deckers Outdoor*                               1,220            127
_____________________________________________________________________                                                             ______________

Enterprise Software/Services - 3.0%                                        Total Footwear & Related Apparel                                127
Advent Software*                               2,063             73        _____________________________________________________________________
Ariba*                                         6,045             85
Concur Technologies*                           3,807            146        Funeral Services & Related Items - 0.3%
Novell*                                       13,915             72        Service Corp International                     7,395             62
PROS Holdings*                                 2,150             20                                                               ______________
RightNow Technologies*                         4,081             51
Sybase*                                        7,022            215        Total Funeral Services & Related Items                           62
                                                       ______________      _____________________________________________________________________

Total Enterprise Software/Services                              662        Gas-Distribution - 0.7%
_____________________________________________________________________      AGL Resources                                  2,670             84
                                                                           Southwest Gas                                  2,130             65
E-Services/Consulting - 0.9%                                                                                                      ______________
Sapient*                                      25,667            191
                                                       ______________      Total Gas-Distribution                                          149
                                                                           _____________________________________________________________________
Total E-Services/Consulting                                     191
_____________________________________________________________________      Heart Monitors - 0.3%
                                                                           Cardiac Science*                               6,610             68
Fiduciary Banks - 0.0%                                                                                                            ______________
Wilmington Trust                                 135              4
                                                       ______________      Total Heart Monitors                                             68
                                                                           _____________________________________________________________________
Total Fiduciary Banks                                             4
_____________________________________________________________________      Human Resources - 0.1%
                                                                           Hudson Highland Group*                         2,665             19
Finance-Commercial - 0.1%                                                                                                         ______________
CIT Group                                      3,230             22
                                                       ______________      Total Human Resources                                            19
                                                                           _____________________________________________________________________
Total Finance-Commercial                                         22
_____________________________________________________________________      Instruments-Controls - 0.2%
                                                                           Mettler Toledo International*                    540             53
                                                                                                                                  ______________

                                                                           Total Instruments-Controls                                       53
                                                                           _____________________________________________________________________

                                                                101

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Instruments-Scientific - 1.0%                                              Medical Instruments - 1.5%
OYO Geospace*                                  1,130   $         44        Bruker*                                        4,835   $         64
PerkinElmer                                    5,065            126        Conceptus*                                     7,975            132
Varian*                                        1,350             58        Natus Medical*                                 1,180             27
                                                       ______________      Volcano*                                       6,716            116
                                                                                                                                  ______________
Total Instruments-Scientific                                    228
_____________________________________________________________________      Total Medical Instruments                                       339
                                                                           _____________________________________________________________________
Internet Application Software - 1.3%
Art Technology Group*                         12,733             45        Medical Labs & Testing Services - 0.9%
Cybersource*                                   5,937             96        Icon ADR*                                      5,326            204
DealerTrack Holdings*                          3,370             57                                                               ______________
Vocus*                                         2,941            100
                                                       ______________      Total Medical Labs & Testing Services                           204
                                                                           _____________________________________________________________________
Total Internet Application Software                             298
_____________________________________________________________________      Medical Products - 1.2%
                                                                           Abiomed*                                       3,457             61
Internet Incubators - 0.1%                                                 American Medical Systems Holding*              4,315             77
Internet Capital Group*                        4,110             33        Wright Medical Group*                          3,660            111
                                                       ______________      Zoll Medical*                                    935             31
                                                                                                                                  ______________
Total Internet Incubators                                        33
_____________________________________________________________________      Total Medical Products                                          280
                                                                           _____________________________________________________________________
Investment Companies - 0.3%
KKR Financial Holdings                        10,300             66        Medical Sterilization Product - 0.3%
                                                       ______________      STERIS                                         1,980             74
                                                                                                                                  ______________
Total Investment Companies                                       66
_____________________________________________________________________      Total Medical Sterilization Product                              74
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 0.8%
Affiliated Managers Group*                     2,166            179        Medical-Biomedical/Genetic - 3.0%
                                                       ______________      Alexion Pharmaceuticals*                       3,292            129
                                                                           Bio-Rad Laboratories, Cl A*                    1,355            134
Total Investment Management/Advisory Service                    179        Cambrex*                                       7,510             46
_____________________________________________________________________      Charles River Laboratories*                      110              6
                                                                           Myriad Genetics*                               1,441             93
Lasers-Systems/Components - 0.2%                                           OSI Pharmaceuticals*                           3,190            157
Rofin-Sinar Technologies*                      1,350             41        United Therapeutics*                           1,119            118
                                                       ______________                                                             ______________

Total Lasers-Systems/Components                                  41        Total Medical-Biomedical/Genetic                                683
_____________________________________________________________________      _____________________________________________________________________

Leisure & Recreational Products - 1.0%                                     Medical-Generic Drugs - 0.6%
WMS Industries*                                7,030            215        Perrigo                                        3,445            132
                                                       ______________                                                             ______________

Total Leisure & Recreational Products                           215        Total Medical-Generic Drugs                                     132
_____________________________________________________________________      _____________________________________________________________________

Life/Health Insurance - 0.5%                                               Medical-Hospitals - 0.7%
Protective Life                                3,660            104        Health Management Associates, Cl A*           14,840             62
                                                       ______________      Medcath*                                       5,540             99
                                                                                                                                  ______________
Total Life/Health Insurance                                     104
_____________________________________________________________________      Total Medical-Hospitals                                         161
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 0.2%
Bucyrus International                          1,258             56        Medical-Outpatient/Home Medical - 1.5%
                                                       ______________      Amedisys*                                      1,950             95
                                                                           Amsurg*                                        2,530             64
Total Machinery-Construction & Mining                            56        Lincare Holdings*                              3,635            109
_____________________________________________________________________      NovaMed*                                      12,630             60
                                                                                                                                  ______________
Machinery-General Industry - 0.9%
Wabtec                                         3,726            191        Total Medical-Outpatient/Home Medical                           328
                                                       ______________      _____________________________________________________________________

Total Machinery-General Industry                                191        Miscellaneous Manufacturing - 0.3%
_____________________________________________________________________      Trimas*                                        9,330             61
                                                                                                                                  ______________
Machinery-Material Handling - 0.0%
Columbus McKinnon*                                20             -         Total Miscellaneous Manufacturing                                61
                                                       ______________      _____________________________________________________________________

Total Machinery-Material Handling                                -
_____________________________________________________________________

Medical Information Systems - 0.4%
athenahealth*                                  2,621             87
                                                       ______________

Total Medical Information Systems                                87
_____________________________________________________________________

                                                                102

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Motion Pictures & Services - 1.2%                                          Platinum - 0.2%
DreamWorks Animation SKG, Cl A*                8,775   $        276        Stillwater Mining*                             7,890   $         46
                                                       ______________                                                             ______________

Total Motion Pictures & Services                                276        Total Platinum                                                   46
_____________________________________________________________________      _____________________________________________________________________

Multi-line Insurance - 0.6%                                                Poultry - 0.1%
Hanover Insurance Group                        3,070            140        Pilgrim's Pride                                4,740             12
                                                       ______________                                                             ______________

Total Multi-line Insurance                                      140        Total Poultry                                                    12
_____________________________________________________________________      _____________________________________________________________________

Networking Products - 0.7%                                                 Power Conversion/Supply Equipment - 0.8%
Atheros Communications*                        1,992             47        Advanced Energy Industries*                    1,400             19
Polycom*                                       2,035             47        Energy Conversion Devices*                     1,224             71
Switch & Data Facilities*                      4,733             59        Powell Industries*                             2,319             95
                                                       ______________                                                             ______________

Total Networking Products                                       153        Total Power Conversion/Supply Equipment                         185
_____________________________________________________________________      _____________________________________________________________________

Non-Hazardous Waste Disposal - 0.8%                                        Precious Metals - 0.1%
Waste Connections*                             5,501            189        North American Palladium*                      9,330             20
                                                       ______________                                                             ______________

Total Non-Hazardous Waste Disposal                              189        Total Precious Metals                                            20
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 1.5%                              Printing-Commercial - 0.9%
Arena Resources*                               2,058             80        VistaPrint*                                    6,304            207
Bill Barrett*                                  1,490             48                                                               ______________
Comstock Resources*                            1,010             51
EXCO Resources*                                3,332             54        Total Printing-Commercial                                       207
Penn Virginia                                  1,091             58        _____________________________________________________________________
Pioneer Natural Resources                      1,035             54
                                                       ______________      Property/Casualty Insurance - 2.3%
                                                                           Arch Capital Group*                            2,125            155
Total Oil Companies-Exploration & Production                    345        Enstar Group*                                    695             68
_____________________________________________________________________      First American                                 1,900             56
                                                                           ProAssurance*                                  1,070             60
Oil Field Machinery & Equipment - 1.4%                                     Zenith National Insurance                      4,605            169
Dril-Quip*                                     3,301            143                                                               ______________
Lufkin Industries                              1,570            125
T-3 Energy Services*                           1,249             46        Total Property/Casualty Insurance                               508
                                                       ______________      _____________________________________________________________________

Total Oil Field Machinery & Equipment                           314        Publishing-Books - 0.5%
_____________________________________________________________________      John Wiley & Sons, Cl A                        2,980            121
                                                                                                                                  ______________
Oil-Field Services - 0.7%
Core Laboratories                                480             49        Total Publishing-Books                                          121
Key Energy Services*                           7,720             90        _____________________________________________________________________
Willbros Group*                                  830             22
                                                       ______________      Publishing-Newspapers - 0.1%
                                                                           Dolan Media*                                   3,065             31
Total Oil-Field Services                                        161                                                               ______________
_____________________________________________________________________
                                                                           Total Publishing-Newspapers                                      31
Paper & Related Products - 0.7%                                            _____________________________________________________________________
Neenah Paper                                   2,639             52
Potlatch                                       2,345            109        Quarrying - 0.3%
                                                       ______________      Compass Minerals International                 1,110             58
                                                                                                                                  ______________
Total Paper & Related Products                                  161
_____________________________________________________________________      Total Quarrying                                                  58
                                                                           _____________________________________________________________________
Physical Practice Management - 0.5%
Pediatrix Medical Group*                       1,925            104        Racetracks - 1.3%
                                                       ______________      International Speedway, Cl A                   3,235            126
                                                                           Penn National Gaming*                          2,520             67
Total Physical Practice Management                              104        Speedway Motorsports                           4,740             92
_____________________________________________________________________                                                             ______________

Physical Therapy/Rehabilitation Centers - 1.3%                             Total Racetracks                                                285
Psychiatric Solutions*                         7,628            289        _____________________________________________________________________
                                                       ______________
                                                                           Recreational Vehicles - 0.4%
Total Physical Therapy/Rehabilitation Center                    289        Polaris Industries                             2,103             96
_____________________________________________________________________                                                             ______________

                                                                           Total Recreational Vehicles                                      96
                                                                           _____________________________________________________________________

                                                                103

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Reinsurance - 2.2%                                                         Retail-Restaurants - 0.6%
Aspen Insurance Holdings                       3,651   $        100        Panera Bread, Cl A*                            1,681   $         86
Endurance Specialty Holdings                   1,950             60        Papa John's International*                     1,451             39
Montpelier Re Holdings                         2,500             41                                                               ______________
Reinsurance Group of America, Cl A             2,420            131
Validus Holdings                               7,160            167        Total Retail-Restaurants                                        125
                                                       ______________      _____________________________________________________________________

Total Reinsurance                                               499        Retail-Sporting Goods - 0.5%
_____________________________________________________________________      Dick's Sporting Goods*                         5,644            111
                                                                                                                                  ______________
REITs-Diversified - 0.2%
Washington Real Estate Investment Trust          925             34        Total Retail-Sporting Goods                                     111
                                                       ______________      _____________________________________________________________________

Total REITs-Diversified                                          34        Rubber-Tires - 0.2%
_____________________________________________________________________      Cooper Tire & Rubber                           5,910             51
                                                                                                                                  ______________
REITs-Hotels - 0.1%
FelCor Lodging Trust                           2,595             19        Total Rubber-Tires                                               51
                                                       ______________      _____________________________________________________________________

Total REITs-Hotels                                               19        S&L/Thrifts-Eastern US - 0.4%
_____________________________________________________________________      Brookline Bancorp                              7,840            100
                                                                                                                                  ______________
REITs-Office Property - 0.3%
Corporate Office Properties                    1,890             76        Total S&L/Thrifts-Eastern US                                    100
                                                       ______________      _____________________________________________________________________

Total REITs-Office Property                                      76        Satellite Telecommunications - 0.3%
_____________________________________________________________________      EchoStar, Cl A*                                2,380             57
                                                                                                                                  ______________
Research & Development - 0.5%
Parexel International*                         4,081            117        Total Satellite Telecommunications                               57
                                                       ______________      _____________________________________________________________________

Total Research & Development                                    117        Schools - 1.9%
_____________________________________________________________________      American Public Education*                     1,266             61
                                                                           Capella Education*                             1,870             80
Respiratory Products - 0.8%                                                DeVry                                          1,890             94
Resmed*                                        4,130            178        Strayer Education                                926            186
                                                       ______________                                                             ______________

Total Respiratory Products                                      178        Total Schools                                                   421
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 0.9%                                                 Semiconductor Equipment - 2.1%
Aeropostale*                                   4,862            156        Brooks Automation*                             7,560             63
Buckle                                           907             50        Cabot Microelectronics*                        1,300             42
                                                       ______________      Entegris*                                     26,761            130
                                                                           Formfactor*                                    1,310             23
Total Retail-Apparel/Shoe                                       206        Lam Research*                                  1,390             44
_____________________________________________________________________      MKS Instruments*                               2,195             44
                                                                           Teradyne*                                      8,780             69
Retail-Auto Parts - 0.4%                                                   Verigy*                                        3,910             64
O'Reilly Automotive*                           2,975             80                                                               ______________
                                                       ______________
                                                                           Total Semiconductor Equipment                                   479
Total Retail-Auto Parts                                          80        _____________________________________________________________________
_____________________________________________________________________
                                                                           Steel Pipe & Tube - 0.2%
Retail-Automobile - 0.2%                                                   Mueller Water Products, Cl A                   5,630             51
Copart*                                        1,425             54                                                               ______________
                                                       ______________
                                                                           Total Steel Pipe & Tube                                          51
Total Retail-Automobile                                          54        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telecommunications Equipment - 0.9%
Retail-Convenience Store - 0.0%                                            ADC Telecommunications*                        5,670             48
Pantry*                                          470             10        CommScope*                                     1,620             56
                                                       ______________      Comtech Telecommunications*                    1,770             87
                                                                                                                                  ______________
Total Retail-Convenience Store                                   10
_____________________________________________________________________      Total Telecommunications Equipment                              191
                                                                           _____________________________________________________________________
Retail-Propane Distributors - 0.5%
Star Gas Partners LP*                         53,070            118
                                                       ______________

Total Retail-Propane Distributors                               118
_____________________________________________________________________

                                                                104

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 0.5%                           Transport-Truck - 1.2%
Ciena*                                         3,300   $         33        Con-way                                        1,457   $         64
IPG Photonics*                                 4,381             85        Landstar System                                4,729            208
                                                       ______________                                                             ______________

Total Telecommunications Equipment-Fiber Optics                 118        Total Transport-Truck                                           272
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Services - 1.1%                                         Travel Services - 0.3%
Neutral Tandem*                                8,429            156        Interval Leisure Group*                        6,085             63
NTELOS Holdings                                3,325             89                                                               ______________
                                                       ______________
                                                                           Total Travel Services                                            63
Total Telecommunications Services                               245        _____________________________________________________________________
_____________________________________________________________________
                                                                           Ultra Sound Imaging Systems - 0.2%
Television - 0.1%                                                          SonoSite*                                      1,369             43
Sinclair Broadcast Group, Cl A                 4,801             24                                                               ______________
                                                       ______________
                                                                           Total Ultra Sound Imaging Systems                                43
Total Television                                                 24        _____________________________________________________________________
_____________________________________________________________________
                                                                           Water - 0.1%
Theaters - 0.3%                                                            Pico Holdings*                                   840             30
Regal Entertainment Group, Cl A                3,755             59                                                               ______________
                                                       ______________
                                                                           Total Water                                                      30
Total Theaters                                                   59        _____________________________________________________________________
_____________________________________________________________________
                                                                           Wireless Equipment - 0.2%
Therapeutics - 1.0%                                                        RF Micro Devices*                             13,320             39
Isis Pharmaceuticals*                          7,046            119                                                               ______________
Onyx Pharmaceuticals*                          2,966            107
                                                       ______________      Total Wireless Equipment                                         39
                                                                                                                                  ______________
Total Therapeutics                                              226
_____________________________________________________________________      Total Common Stock (Cost $21,740)                            21,416
                                                                           _____________________________________________________________________
Tools-Hand Held - 0.2%
Snap-On                                          890             47        Investment Company - 2.1%
                                                       ______________      Growth-Small Cap - 2.1%
                                                                           iShares Russell 2000 Growth Index Fund         4,980            352
Total Tools-Hand Held                                            47        iShares Russell 2000 Index Fund                1,670            114
_____________________________________________________________________                                                             ______________

Toys - 0.2%                                                                Total Growth-Small Cap                                          466
Leapfrog Enterprises*                          4,396             46                                                               ______________
                                                       ______________
                                                                           Total Investment Company (Cost $479)                            466
Total Toys                                                       46        _____________________________________________________________________
_____________________________________________________________________
                                                                           Money Market Fund - 3.9%
Transactional Software - 0.6%                                              Dreyfus Cash Management Fund,
Solera Holdings*                               4,441            128           Institutional Class, 2.683% (A)           870,087            870
                                                       ______________                                                             ______________

Total Transactional Software                                    128        Total Money Market Fund (Cost $870)                             870
_____________________________________________________________________      _____________________________________________________________________

Transport-Equipment & Leasing - 0.5%                                       Total Investments - 101.5% (Cost $23,089)                    22,752
Aircastle                                      1,675             17        _____________________________________________________________________
GATX                                           1,870             74
Genesis Lease ADR                              2,585             23        Other Assets and Liabilities, Net - (1.5)%                     (328)
                                                       ______________      _____________________________________________________________________

Total Transport-Equipment & Leasing                             114        Total Net Assets - 100.0%                              $     22,424
_____________________________________________________________________      _____________________________________________________________________

Transport-Marine - 0.2%                                                    For descriptions of abbreviations and footnotes, please refer to page 149.
Tidewater                                        700             39
                                                       ______________

Total Transport-Marine                                           39
_____________________________________________________________________

Transport-Rail - 0.1%
Genesee & Wyoming, Cl A*                         516             19
                                                       ______________

Total Transport-Rail                                             19
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                105

OLD MUTUAL TS&W MID-CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") underperformed its benchmark, the Russell Midcap® Value Index. The fund's Institutional Class shares posted a (9.86)% return versus a (7.46)%
     return for the benchmark.

o    The Fund outperformed during the first three months of the six-month period. The Fund's outperformance can be attributed in large part to successful sector allocation and stock selection in the financial services sector. The Fund underperformed during the second three months of the six-month period in part because of poor relative performance in financial services, utilities, and materials and processing stocks.

o    Stocks that contributed to the Fund's performance included insurance company SAFECO (no longer a Fund holding), oil exploration and production firm Hess (no longer a Fund holding), and timber REIT Plum Creek Timber.

o    Among the top detractors were glass manufacturer Owens-Illinois, oil and natural gas distributor El Paso, and designer and manufacturer of power generation systems Cummins.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") underperformed its benchmark, the Russell Midcap® Value Index. The Fund's Institutional Class shares posted a (9.86)% return versus a (7.46)%
     return for the benchmark. Performance for all share classes can be found on page 108.

Q.   What investment environment did the Fund face during the past period?

A.   The last six months have been an extraordinary investment period marked by remarkable share price volatility, unprecedented levels of federal government intervention in financial markets, and large-scale unwinding of hedge fund positions. It was a period of rapid shifts in investor sentiment. Energy stocks, which soared in the second quarter of the year, gave back those gains in the third quarter as energy prices declined. In contrast, financial services stocks, which sank in the second quarter, rallied in the third quarter on speculation that the worst of the financial crisis was behind us. Finally, in more recent months, there was a spike in the number of speculative rallies, where stocks with no earnings and weak or even negative cash flows outperformed.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund outperformed during the first three months of the six-month period. The Fund's outperformance can be attributed in large part to successful sector allocation and stock selection in the financial services sector. The Fund was underweight banks and real estate investment trusts ("REIT's"), which generally struggled, while enjoying relative success in a number of insurance holdings. Utilities also contributed to outperformance as electric utilities with exposure to rising energy prices experienced particularly strong gains.

     The Fund underperformed during the second three months of the six-month period in part because of poor relative performance in financial services, utilities, and materials and processing stocks. The Fund remained underweight financial services stocks, which rallied during the quarter on speculation that the worst of the financial crisis was over and on increased demand to cover short positions. Declines in shares of natural gas distribution companies, which moved lower as natural gas prices fell, and shares of chemical, packaging, and fertilizer companies also contributed to underperformance. More broadly, the deleveraging affect from hedge funds and financial institutions contributed to sharp reversals in sector performance, which weighed on relative returns.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included insurance company SAFECO (no longer a Fund holding), oil exploration and production firm Hess (no longer a Fund holding), and timber REIT Plum Creek Timber. Among the top detractors were glass manufacturer Owens-Illinois, oil and natural gas distributor El Paso, and designer and manufacturer of power generation systems
     Cummins. SAFECO benefited from a takeover offer from Liberty Mutual. Hess gained ground due to higher oil prices and exposure to Brazilian oil fields, and Plum Creek Timber benefited due to strength in the private market on the value for timberlands.
     Lower cash flow guidance and higher debt exposure than competitors hurt Owens-Illinois, while El Paso was hurt by high sensitivity to gas prices, contributing to lower share prices when gas prices dropped. Cummins stock declined as there was a generally weak demand for their products globally and truck engine demand was particularly weak in Europe.

TS&W Mid-Cap Value Fund

                                                                106

Top Ten Holdings
as of September 30, 2008*

HJ Heinz                                                                    2.7%
___________________________________________________________________________________

Hospira                                                                     2.5%
___________________________________________________________________________________

Health Care REIT                                                            2.3%
___________________________________________________________________________________

Quest Diagnostics                                                           2.3%
___________________________________________________________________________________

Kroger                                                                      2.3%
___________________________________________________________________________________

Hewitt Associates, Cl A                                                     2.2%
___________________________________________________________________________________

TECO Energy                                                                 2.2%
___________________________________________________________________________________

Republic Services                                                           2.2%
___________________________________________________________________________________

PerkinElmer                                                                 2.2%
___________________________________________________________________________________

PPL                                                                         2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           23.0%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the mid-cap value equity market?

A.   Thompson, Siegel & Walmsley, LLC ("TS&W") expects generally weak economic conditions over the next twelve months. The housing slump that began in late 2006 and the credit market problems that have ensued since then have clearly slowed economic growth in the U.S. and triggered large stock market declines. TS&W expects tighter credit standards to slow the pace of consumer spending and business investment into 2009. It also expects a rise in unemployment and a higher unemployment rate through 2008 and into
     2009. TS&W believes that slower economic activity will constrain corporate profit growth. While passage of the $700 billion rescue legislation roiled markets in early October, TS&W believes the plan will help resolve the nation's financial crisis and mitigate the broader economic consequences of the crisis over the long term. TS&W points out that a weak economy may place a premium on careful stock selection and sector positioning, but TS&W believes its disciplined investment process will continue to identify good investment opportunities in mid-cap stocks in the months ahead.

     TS&W notes that it is generally comfortable with the Fund's current sector weights versus the benchmark. TS&W emphasizes that any sector weight changes it may make will be a consequence of its bottom-up approach to investing as it identifies individual stocks that offer attractive risk/reward opportunities for the Fund.

                                                                                                             TS&W Mid-Cap Value Fund

                                                                107

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                   Inception    6 Month      1 Year     Inception
                                                                                     Date       Return       Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                   06/04/07    (15.18)%    (22.50)%    (20.59)%
Class A without load                                                                06/04/07    (10.01)%    (17.77)%    (16.96)%
Class C with load                                                                   06/04/07    (11.08)%    (19.05)%    (17.44)%
Class C without load                                                                06/04/07    (10.19)%    (18.23)%    (17.44)%
Institutional Class                                                                 06/04/07     (9.86)%    (17.39)%    (16.60)%
Russell Midcap® Value Index                                                         06/04/07     (7.46)%    (20.50)%    (20.38)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 3.70% and 1.41%; 3.87%
and 2.16%; and 1.11% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Mid-Cap Value Fund – Institutional Class	Russell Midcap® Value Index
6/4/07	10,000	10,000
3/31/08	8,725	7,992
9/30/08	7,865	7,396

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	5.4%
Consumer Discretionary	6.8%
Consumer Staples	7.0%
Energy	8.8%
Financials	20.7%
Health Care	9.0%
Industrials	12.6%
Information Technology	10.9%
Materials	4.6%
Telecommunications Services	1.4%
Utilities	12.8%

                                                                108

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.3%                                                       Energy-Alternate Sources - 1.5%
Aerospace/Defense-Equipment - 1.9%                                         Covanta Holding*                              39,400   $        943
Alliant Techsystems*                          13,050   $      1,226                                                               ______________
                                                       ______________
                                                                           Total Energy-Alternate Sources                                  943
Total Aerospace/Defense-Equipment                             1,226        _____________________________________________________________________
_____________________________________________________________________
                                                                           Engines-Internal Combustion - 0.9%
Agricultural Chemicals - 0.7%                                              Cummins                                       13,600            595
Agrium                                         8,350            468                                                               ______________
                                                       ______________
                                                                           Total Engines-Internal Combustion                               595
Total Agricultural Chemicals                                    468        _____________________________________________________________________
_____________________________________________________________________
                                                                           Enterprise Software/Services - 3.0%
Apparel Manufacturers - 1.0%                                               BMC Software*                                 32,350            926
VF                                             8,100            626        Sybase*                                       31,750            972
                                                       ______________                                                             ______________

Total Apparel Manufacturers                                     626        Total Enterprise Software/Services                            1,898
_____________________________________________________________________      _____________________________________________________________________

Brewery - 2.0%                                                             Fiduciary Banks - 1.0%
Molson Coors Brewing, Cl B                    26,900          1,258        Northern Trust                                 8,700            628
                                                       ______________                                                             ______________

Total Brewery                                                 1,258        Total Fiduciary Banks                                           628
_____________________________________________________________________      _____________________________________________________________________

Cable TV - 1.0%                                                            Filtration/Separation Products - 1.5%
Cablevision Systems, Cl A                     25,500            642        Pall                                          27,650            951
                                                       ______________                                                             ______________

Total Cable TV                                                  642        Total Filtration/Separation Products                            951
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Diversified - 1.2%                                               Finance-Investment Banker/Broker - 1.1%
Celanese, Ser A                               26,600            742        TD Ameritrade Holding*                        42,700            692
                                                       ______________                                                             ______________

Total Chemicals-Diversified                                     742        Total Finance-Investment Banker/Broker                          692
_____________________________________________________________________      _____________________________________________________________________

Coal - 1.0%                                                                Food-Miscellaneous/Diversified - 2.8%
Consol Energy                                  8,350            383        HJ Heinz                                      35,300          1,764
Walter Industries                              5,700            270                                                               ______________
                                                       ______________
                                                                           Total Food-Miscellaneous/Diversified                          1,764
Total Coal                                                      653        _____________________________________________________________________
_____________________________________________________________________
                                                                           Food-Retail - 2.3%
Commercial Services-Finance - 1.6%                                         Kroger                                        52,400          1,440
Global Payments                               22,600          1,014                                                               ______________
                                                       ______________
                                                                           Total Food-Retail                                             1,440
Total Commercial Services-Finance                             1,014        _____________________________________________________________________
_____________________________________________________________________
                                                                           Forestry - 1.9%
Computers-Memory Devices - 1.0%                                            Plum Creek Timber                             24,700          1,231
Western Digital*                              31,000            661                                                               ______________
                                                       ______________
                                                                           Total Forestry                                                1,231
Total Computers-Memory Devices                                  661        _____________________________________________________________________
_____________________________________________________________________
                                                                           Gas-Distribution - 3.7%
Containers-Metal/Glass - 2.8%                                              Centerpoint Energy                            91,550          1,334
Crown Holdings*                               53,700          1,193        Sempra Energy                                 20,500          1,035
Owens-Illinois*                               18,750            551                                                               ______________
                                                       ______________
                                                                           Total Gas-Distribution                                        2,369
Total Containers-Metal/Glass                                  1,744        _____________________________________________________________________
_____________________________________________________________________
                                                                           Human Resources - 2.2%
Diversified Manufacturing Operations - 1.9%                                Hewitt Associates, Cl A*                      38,450          1,401
Brink's                                       20,000          1,220                                                               ______________
                                                       ______________
                                                                           Total Human Resources                                         1,401
Total Diversified Manufacturing Operations                    1,220        _____________________________________________________________________
_____________________________________________________________________
                                                                           Instruments-Scientific - 2.2%
Electric-Integrated - 6.3%                                                 PerkinElmer                                   55,300          1,381
OGE Energy                                    41,400          1,278                                                               ______________
PPL                                           36,050          1,335
TECO Energy                                   88,900          1,398        Total Instruments-Scientific                                  1,381
                                                       ______________      _____________________________________________________________________

Total Electric-Integrated                                     4,011        Insurance Brokers - 1.6%
_____________________________________________________________________      Willis Group Holdings                         31,600          1,019
                                                                                                                                  ______________

                                                                           Total Insurance Brokers                                       1,019
                                                                           _____________________________________________________________________

                                                                 109

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Internet Security - 1.1%                                                   Reinsurance - 3.5%
Symantec*                                     34,200   $        670        PartnerRe                                     16,200   $      1,103
                                                       ______________      RenaissanceRe Holdings                        21,550          1,121
                                                                                                                                  ______________
Total Internet Security                                         670
_____________________________________________________________________      Total Reinsurance                                             2,224
                                                                           _____________________________________________________________________
Medical Labs & Testing Services - 2.4%
Quest Diagnostics                             28,900          1,493        REITs-Health Care - 4.4%
                                                       ______________      Health Care REIT                              28,300          1,506
                                                                           Nationwide Health Properties                  35,500          1,277
Total Medical Labs & Testing Services                         1,493                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Health Care                                       2,783
Medical Products - 2.5%                                                    _____________________________________________________________________
Hospira*                                      42,100          1,608
                                                       ______________      REITs-Office Property - 1.4%
                                                                           Boston Properties                              9,450            885
Total Medical Products                                        1,608                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Office Property                                     885
Medical-Hospitals - 2.0%                                                   _____________________________________________________________________
Universal Health Services, Cl B               22,600          1,266
                                                       ______________      Retail-Apparel/Shoe - 1.6%
                                                                           Ross Stores                                   26,800            987
Total Medical-Hospitals                                       1,266                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Apparel/Shoe                                       987
Multi-Line Insurance - 1.8%                                                _____________________________________________________________________
Assurant                                      21,100          1,161
                                                       ______________      Retail-Discount - 1.0%
                                                                           Dollar Tree*                                  17,900            651
Total Multi-Line Insurance                                    1,161                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Discount                                           651
Non-Hazardous Waste Disposal - 2.2%                                        _____________________________________________________________________
Republic Services                             46,600          1,397
                                                       ______________      Retail-Major Department Store - 1.4%
                                                                           TJX                                           29,900            913
Total Non-Hazardous Waste Disposal                            1,397                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Major Department Store                             913
Oil & Gas Drilling - 1.1%                                                  _____________________________________________________________________
Noble                                         16,200            711
                                                       ______________      S&L/Thrifts-Eastern US - 0.9%
                                                                           New York Community Bancorp                    34,300            576
Total Oil & Gas Drilling                                        711                                                               ______________
_____________________________________________________________________
                                                                           Total S&L/Thrifts-Eastern US                                    576
Oil Companies-Exploration & Production - 3.8%                              _____________________________________________________________________
Forest Oil*                                   13,800            684
PetroHawk Energy*                             19,400            420        Satellite Telecommunications - 1.3%
Pioneer Natural Resources                     12,700            664        EchoStar, Cl A*                               34,400            829
Questar                                       15,100            618                                                               ______________
                                                       ______________
                                                                           Total Satellite Telecommunications                              829
Total Oil Companies-Exploration & Production                  2,386        _____________________________________________________________________
_____________________________________________________________________
                                                                           Schools - 0.8%
Oil Companies-Integrated - 1.0%                                            Apollo Group, Cl A*                            8,400            498
Murphy Oil                                    10,000            641                                                               ______________
                                                       ______________
                                                                           Total Schools                                                   498
Total Oil Companies-Integrated                                  641        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telecommunications Equipment - 0.8%
Oil-Field Services - 0.9%                                                  Harris                                        11,400            527
Helix Energy Solutions Group*                 24,250            589                                                               ______________
                                                       ______________
                                                                           Total Telecommunications Equipment                              527
Total Oil-Field Services                                        589        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telecommunications Services - 1.4%
Pipelines - 3.1%                                                           Embarq                                        22,100            896
El Paso                                       59,700            762                                                               ______________
Oneok                                         34,900          1,200
                                                       ______________      Total Telecommunications Services                               896
                                                                           _____________________________________________________________________
Total Pipelines                                               1,962
_____________________________________________________________________      Transport-Marine - 0.8%
                                                                           Tidewater                                      9,100            504
Property/Casualty Insurance - 3.2%                                                                                                ______________
Arch Capital Group*                           17,850          1,304
WR Berkley                                    31,850            750        Total Transport-Marine                                          504
                                                       ______________      _____________________________________________________________________

Total Property/Casualty Insurance                             2,054
_____________________________________________________________________

                                                                 110

_____________________________________________________________________

Description                                   Shares    Value (000)
_____________________________________________________________________

Transport-Rail - 2.8%
Canadian Pacific Railway                      14,150   $        762
CSX                                           18,250            996
                                                       ______________

Total Transport-Rail                                          1,758
                                                       ______________

Total Common Stock (Cost $63,362)                            60,546
_____________________________________________________________________

Money Market Fund - 5.4%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)         3,433,606          3,434
                                                       ______________

Total Money Market Fund (Cost $3,434)                         3,434
_____________________________________________________________________

Total Investments - 100.7% (Cost $66,796)                    63,980
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.7)%                     (455)
_____________________________________________________________________

Total Net Assets - 100.0%                              $     63,525
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 111

OLD MUTUAL TS&W SMALL CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual TS&W Small Cap Value Fund (the "Fund") underperformed its benchmark, the Russell 2000® Value Index. The fund's Class Z shares posted a (0.91)% return versus a 1.24% return for the benchmark.

o    The Fund outperformed during the first three months of the six-month period. The Fund's outperformance can be attributed in part to a continuation of underweight positions in banks and other financial services stocks. The Fund underperformed during the second three months of the six-month period in part because of unfavorable sector allocations.

o    Stocks that contributed to the Fund's performance included insurance company Philadelphia Consolidated (no longer a Fund holding), oil exploration and production firm GMX Resources, and pharmaceutical company Alpharma.

o    Among the top detractors were scrap steel supplier Schnitzer Steel Industries, Bristow Group, a transportation supplier to the offshore energy industry, and video game developer THQ.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual TS&W Small Cap Value Fund (the "Fund") underperformed its benchmark, the Russell 2000® Value Index. The Fund's Class Z shares posted a (0.91)% return versus a 1.24% return for the benchmark. Performance for all share classes can be found on page 114.

Q.   What investment environment did the Fund face during the past period?

A.   The last six months have been an extraordinary investment period marked by remarkable share price volatility, unprecedented levels of federal government intervention in financial markets, and large-scale unwinding of hedge fund positions. It was a period of rapid shifts in investor sentiment. Energy stocks, which soared in the second quarter of the year, gave back those gains in the third quarter as energy prices declined. In contrast, financial services stocks, which sank in the second quarter, rallied in the third quarter on speculation that the worst of the financial crisis was behind us. Finally, in more recent months, there was a spike in the number of speculative rallies, where stocks with no earnings and weak or even negative cash flows outperformed.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund outperformed during the first three months of the six-month period. The Fund's outperformance can be attributed in part to a continuation of underweight positions in banks and other financial services stocks. At the same time, the Fund benefited from overweight positions in oil and energy stocks as well as good stock selection among consumer discretionary companies.

     The Fund underperformed during the second three months of the six-month period in part because of unfavorable sector allocations. The Fund was overweight energy stocks, which sold off sharply in the third quarter as crude oil prices fell and as financially strapped hedge funds sought to raise cash by selling stocks that had surged earlier in the year. In contrast, the
     Fund was underweight financial services stocks, which rallied during the quarter on speculation that the worst of the financial crisis was over and on increased demand to cover short positions. More broadly, the deleveraging effect from hedge funds and financial institutions contributed to sharp reversals in sector performance, which weighed on relative returns.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included insurance company Philadelphia Consolidated (no longer a Fund holding), oil exploration and production firm GMX Resources, and pharmaceutical company Alpharma. Among the top detractors were scrap steel supplier Schnitzer Steel Industries, Bristow Group, a transportation supplier to the offshore energy industry, and video game developer THQ. Philadelphia Consolidated benefited from a takeover offer from Tokio Marine Holdings. Alpharma also benefited from a takeover offer from King Pharmaceuticals and GMX Resources benefited from takeover speculation. Scrap steel price declines hurt Schnitzer Steel Industries and weakness in the energy sector hurt Bristow Group. THQ's stock declined due to the expected weakness in video game sales during the 2008 holiday season.

TS&W Small Cap Value Fund

                                                                112

Top Ten Holdings
as of September 30, 2008*

Omega Healthcare Investors                                                  2.2%
___________________________________________________________________________________

Comtech Telecommunications                                                  2.2%
___________________________________________________________________________________

Westar Energy                                                               2.1%
___________________________________________________________________________________

Cleco                                                                       2.1%
___________________________________________________________________________________

Sybase                                                                      1.9%
___________________________________________________________________________________

IPC Holdings                                                                1.8%
___________________________________________________________________________________

Royal Gold                                                                  1.8%
___________________________________________________________________________________

Kendle International                                                        1.8%
___________________________________________________________________________________

Amedisys                                                                    1.7%
___________________________________________________________________________________

Alpharma, Cl A                                                              1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           19.3%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the small-cap value equity market?

A.   Thompson, Siegel & Walmsley, LLC ("TS&W") continues to find attractive risk/reward opportunities in the small-cap part of the market. During the third quarter, TS&W increased the Fund's exposure in producer durables, consumer discretionary and financials. Conversely, TS&W reduced the Fund's exposure in materials and energy.

     TS&W notes that it is generally comfortable with the Fund's current sector weights versus the benchmark, as it has reduced the magnitude of some of the sector bets in this unusual period of volatility where it believes many stocks are not trading on fundamentals. TS&W points out that the Fund is still generally tilted toward strength in energy and materials, a weak U.S.
     dollar, and weakness in financials and consumer discretionary names, albeit less so relative to exposure levels in the first half of the year. TS&W notes its most significant bet against the benchmark is a material underweight to financials. TS&W's four factor screen and investment process, which are focused on identifying inexpensive stocks with improving outlooks, continues to point away from this sector. TS&W believes that the valuation on many small-cap banks, at approximately three times their tangible book value, is hardly compelling, nor is the near to intermediate term outlook with respect to their fundamentals. As such, TS&W notes that it continues to stick with its disciplined process while recognizing that pronounced periods of volatility, and the influence of deleveraging and government intervention, among other factors, can cause periods of relative underperformance. Over time, however, TS&W believes that stocks do trade on fundamentals and that periods of unusually high volatility, such as the current one, tend to be brief in duration.

     TS&W emphasizes that any sector weight changes it may make will be a consequence of its bottom-up approach to investing as it identifies individual stocks that offer attractive risk/reward opportunities for the Fund.

                                                                                                           TS&W Small Cap Value Fund

                                                                113

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                        Annualized       Annualized
                                                         Inception           6 Month        1 Year        5 Year          Inception
                                                           Date              Return         Return        Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                  07/31/00           (0.91)%       (12.96)%       12.63%           14.55%
Class A with load                                         07/31/03           (6.74)%       (18.20)%       11.02%           11.28%
Class A without load                                      07/31/03           (1.03)%       (13.20)%       12.35%           12.56%
Class C with load                                         07/31/03           (2.28)%       (14.46)%       11.53%           11.74%
Class C without load                                      07/31/03           (1.30)%       (13.73)%       11.53%           11.74%
Russell 2000® Value Index                                 07/31/00            1.24%        (12.25)%        9.45%           10.35%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July
    31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue
    Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A and Class C shares (as reported in the July 28, 2008 prospectus) are 1.50% and 1.31%; 4.58% and 1.56%;
4.75% and 2.31%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Small Cap Value Fund – Class Z	Russell 2000® Value Index
7/31/2000	10,000	10,000
3/31/01	11,864	11,339
3/31/02	15,441	14,031
3/31/03	13,257	10,766
3/31/04	21,023	17,708
3/31/05	25,906	19,441
3/31/06	31,784	24,063
3/31/07	34,582	26,559
3/31/08	30,596	22,076
9/30/08	30,332	22,350
Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.4%
Consumer Discretionary	9.7%
Consumer Staples	4.4%
Energy	8.8%
Financials	24.4%
Health Care	11.8%
Industrials	13.1%
Information Technology	11.2%
Investment Company	1.1%
Materials	4.9%
Telecommunications Services	0.8%
Utilities	7.4%

                                                                 114

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.6%                                                       Coal - 0.7%
Advanced Materials/Products - 0.5%                                         Foundation Coal Holdings                      10,000   $        356
Ceradyne*                                      7,300   $        268                                                               ______________
                                                       ______________
                                                                           Total Coal                                                      356
Total Advanced Materials/Products                               268        _____________________________________________________________________
_____________________________________________________________________
                                                                           Coffee - 0.8%
Aerospace/Defense-Equipment - 1.4%                                         Peet's Coffee & Tea*                          13,825            386
Curtiss-Wright                                14,600            664                                                               ______________
DRS Technologies                                 600             46
                                                       ______________      Total Coffee                                                    386
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                               710
_____________________________________________________________________      Commercial Banks-Central US - 1.3%
                                                                           Bancfirst                                        700             34
Agricultural Operations - 0.5%                                             Sterling Bancshares                           56,250            588
Andersons                                      7,200            253                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Central US                               622
Total Agricultural Operations                                   253        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Banks-Eastern US - 0.1%
Alternative Waste Technologies - 0.7%                                      Provident Bankshares                           1,000            10
Darling International*                        32,400            360        Susquehanna Bancshares                         1,600            31
                                                       ______________                                                             ______________

Total Alternative Waste Technologies                            360        Total Commercial Banks-Eastern US                               41
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 1.2%                               Commercial Banks-Southern US - 1.8%
ArvinMeritor                                     900             12        City Holding                                  10,500            444
Titan International                           26,225            559        Oriental Financial Group                      26,500            473
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                     571        Total Commercial Banks-Southern US                              917
_____________________________________________________________________      _____________________________________________________________________

Beverages-Wine/Spirits - 1.6%                                              Commercial Banks-Western US - 0.8%
Central European Distribution*                17,000            772        SVB Financial Group*                           6,800            394
                                                       ______________                                                             ______________

Total Beverages-Wine/Spirits                                    772        Total Commercial Banks-Western US                               394
_____________________________________________________________________      _____________________________________________________________________

Building & Construction Products-Miscellaneous - 0.0%                      Commercial Services - 1.1%
Quanex Building Products                         600              9        Team*                                         15,500            560
USG*                                             400             10                                                               ______________
                                                       ______________
                                                                           Total Commercial Services                                       560
Total Building & Construction Products-Miscellaneous             19        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Services-Finance - 2.1%
Building & Construction-Miscellaneous - 0.9%                               CBIZ*                                          3,600             30
Layne Christensen*                            12,300            436        Heartland Payment Systems                     23,300            596
                                                       ______________      Net 1 UEPS Technologies*                      18,300            409
                                                                                                                                  ______________
Total Building & Construction-Miscellaneous                     436
_____________________________________________________________________      Total Commercial Services-Finance                             1,035
                                                                           _____________________________________________________________________
Building-Heavy Construction - 0.6%
Sterling Construction*                        17,600            285        Computer Services - 1.5%
                                                       ______________      Perot Systems, Cl A*                          41,950            728
                                                                                                                                  ______________
Total Building-Heavy Construction                               285
_____________________________________________________________________      Total Computer Services                                         728
                                                                           _____________________________________________________________________
Cellular Telecommunications - 0.8%
Syniverse Holdings*                           22,800            379        Computers-Integrated Systems - 0.9%
                                                       ______________      Micros Systems*                               17,300            461
                                                                                                                                  ______________
Total Cellular Telecommunications                               379
_____________________________________________________________________      Total Computers-Integrated Systems                              461
                                                                           _____________________________________________________________________
Chemicals-Diversified - 0.9%
Olin                                          24,200            470        Computers-Peripheral Equipment - 0.2%
                                                       ______________      Electronics for Imaging*                       8,800            123
                                                                                                                                  ______________
Total Chemicals-Diversified                                     470
_____________________________________________________________________      Total Computers-Peripheral Equipment                            123
                                                                           _____________________________________________________________________
Chemicals-Specialty - 0.1%
Cytec Industries                                 600             23        Decision Support Software - 1.0%
Minerals Technologies                            100              6        SPSS*                                         16,400            482
                                                       ______________                                                             ______________

Total Chemicals-Specialty                                        29        Total Decision Support Software                                 482
_____________________________________________________________________      _____________________________________________________________________

                                                                115

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Distribution/Wholesale - 0.8%                                              Finance-Other Services - 0.0%
Owens & Minor                                    700   $         34        BGC Partners, Cl A                             2,700   $         12
School Specialty*                             11,900            371                                                               ______________
                                                       ______________
                                                                           Total Finance-Other Services                                     12
Total Distribution/Wholesale                                    405        _____________________________________________________________________
_____________________________________________________________________
                                                                           Food-Retail - 0.1%
E-Commerce/Services - 1.2%                                                 Ruddick                                          900             29
NetFlix*                                      18,700            578        Weis Markets                                     900             32
                                                       ______________                                                             ______________

Total E-Commerce/Services                                       578        Total Food-Retail                                                61
_____________________________________________________________________      _____________________________________________________________________

Electric Products-Miscellaneous - 0.9%                                     Food-Wholesale/Distribution - 0.1%
GrafTech International*                       29,200            441        Spartan Stores                                 1,400             35
                                                       ______________                                                             ______________

Total Electric Products-Miscellaneous                           441        Total Food-Wholesale/Distribution                                35
_____________________________________________________________________      _____________________________________________________________________

Electric-Integrated - 5.9%                                                 Gas-Distribution - 1.4%
Cleco                                         41,500          1,048        Vectren                                       25,100            699
CMS Energy                                     2,100             26                                                               ______________
El Paso Electric*                             32,400            680
Empire District Electric                       1,500             32        Total Gas-Distribution                                          699
NSTAR                                          1,000             34        _____________________________________________________________________
Portland General Electric                      1,400             33
UIL Holdings                                     900             31        Gold Mining - 1.8%
Westar Energy                                 45,600          1,051        Royal Gold                                    24,600            885
                                                       ______________                                                             ______________

Total Electric-Integrated                                     2,935        Total Gold Mining                                               885
_____________________________________________________________________      _____________________________________________________________________

Electronic Security Devices - 0.8%                                         Internet Security - 0.0%
American Science & Engineering                 6,400            382        Secure Computing*                              1,400              8
                                                       ______________                                                             ______________

Total Electronic Security Devices                               382        Total Internet Security                                           8
_____________________________________________________________________      _____________________________________________________________________

Energy-Alternate Sources - 0.1%                                            Life/Health Insurance - 0.0%
FuelCell Energy*                               4,100             25        Protective Life                                  800             23
                                                       ______________                                                             ______________

Total Energy-Alternate Sources                                   25        Total Life/Health Insurance                                      23
_____________________________________________________________________      _____________________________________________________________________

Enterprise Software/Services - 1.9%                                        Machinery-Farm - 0.9%
Sybase*                                       30,100            922        Lindsay                                        6,400            466
SYNNEX*                                        1,500             34                                                               ______________
                                                       ______________
                                                                           Total Machinery-Farm                                            466
Total Enterprise Software/Services                              956        _____________________________________________________________________
_____________________________________________________________________
                                                                           Machinery-General Industry - 0.7%
Entertainment Software - 0.6%                                              Chart Industries*                             11,900            340
Take-Two Interactive Software*                   400              7        Gardner Denver*                                  900             31
THQ*                                          24,400            294                                                               ______________
                                                       ______________
                                                                           Total Machinery-General Industry                                371
Total Entertainment Software                                    301        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Instruments - 0.1%
Finance-Consumer Loans - 0.9%                                              Arthrocare*                                      800             22
World Acceptance*                             11,900            428        NuVasive*                                        900             44
                                                       ______________                                                             ______________

Total Finance-Consumer Loans                                    428        Total Medical Instruments                                        66
_____________________________________________________________________      _____________________________________________________________________

Finance-Investment Banker/Broker - 1.9%                                    Medical Products - 2.0%
Greenhill                                      7,400            546        Haemonetics*                                  12,300            759
optionsXpress Holdings                        18,300            355        Hanger Orthopedic Group*                      14,600            255
Stifel Financial*                              1,050             52                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                        1,014
Total Finance-Investment Banker/Broker                          953        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 0.0%
                                                                           Sangamo Biosciences*                           2,800             22
                                                                                                                                  ______________

                                                                           Total Medical-Biomedical/Genetic                                 22
                                                                           _____________________________________________________________________

                                                                 116

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Generic Drugs - 1.7%                                               Paper & Related Products - 0.0%
Alpharma, Cl A*                               22,400   $        826        Buckeye Technologies*                          2,600   $         21
Par Pharmaceutical*                              800             10                                                               ______________
                                                       ______________
                                                                           Total Paper & Related Products                                   21
Total Medical-Generic Drugs                                     836        _____________________________________________________________________
_____________________________________________________________________
                                                                           Property/Casualty Insurance - 2.9%
Medical-HMO - 0.0%                                                         Fpic Insurance Group*                         12,700            653
AmeriGroup*                                      800             20        PMA Capital, Cl A*                             3,900             34
                                                       ______________      RLI                                              600             37
                                                                           Selective Insurance Group                     29,200            669
Total Medical-HMO                                                20        Zenith National Insurance                        900             33
_____________________________________________________________________                                                             ______________

Medical-Nursing Homes - 1.6%                                               Total Property/Casualty Insurance                             1,426
Kindred Healthcare*                           29,200            805        _____________________________________________________________________
                                                       ______________
                                                                           Quarrying - 1.3%
Total Medical-Nursing Homes                                     805        Compass Minerals International                11,900            623
_____________________________________________________________________                                                             ______________

Medical-Outpatient/Home Medical - 3.0%                                     Total Quarrying                                                 623
Amedisys*                                     17,466            850        _____________________________________________________________________
Amsurg*                                       23,700            604
Apria Healthcare Group*                        1,400             26        Reinsurance - 4.8%
                                                       ______________      Argo Group International Holdings*               800             29
                                                                           Endurance Specialty Holdings                  19,900            615
Total Medical-Outpatient/Home Medical                         1,480        IPC Holdings                                  29,500            891
_____________________________________________________________________      Max Capital Group                             34,200            794
                                                                           Montpelier Re Holdings                         1,900             31
Metal Processors & Fabricators - 0.0%                                      Platinum Underwriters Holdings                 1,000             35
Ladish*                                          850             17                                                               ______________
                                                       ______________
                                                                           Total Reinsurance                                             2,395
Total Metal Processors & Fabricators                             17        _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Diversified - 0.1%
Metal-Aluminum - 0.0%                                                      CapitalSource                                  1,900             23
Century Aluminum*                                200              6        Investors Real Estate Trust                    3,500             39
                                                       ______________                                                             ______________

Total Metal-Aluminum                                              6        Total REITs-Diversified                                          62
_____________________________________________________________________      _____________________________________________________________________

Miscellaneous Manufacturing - 0.1%                                         REITs-Health Care - 2.2%
Aptargroup                                       800             31        Omega Healthcare Investors                    54,800          1,077
                                                       ______________                                                             ______________

Total Miscellaneous Manufacturing                                31        Total REITs-Health Care                                       1,077
_____________________________________________________________________      _____________________________________________________________________

Multi-line Insurance - 1.1%                                                REITs-Hotels - 0.9%
Horace Mann Educators                         40,650            523        LaSalle Hotel Properties                      18,300            427
                                                       ______________                                                             ______________

Total Multi-line Insurance                                      523        Total REITs-Hotels                                              427
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 5.1%                              REITs-Mortgage - 0.9%
Berry Petroleum, Cl A                         16,400            635        Capstead Mortgage                             40,600            445
GMX Resources*                                13,200            631                                                               ______________
Harvest Natural Resources*                     2,600             26
McMoRan Exploration*                          18,700            442        Total REITs-Mortgage                                            445
Penn Virginia                                 14,600            780        _____________________________________________________________________
                                                       ______________
                                                                           REITs-Office Property - 2.3%
Total Oil Companies-Exploration & Production                  2,514        BioMed Realty Trust                           23,800            630
_____________________________________________________________________      Corporate Office Properties                   12,800            516
                                                                                                                                  ______________
Oil Field Machinery & Equipment - 0.9%
Gulf Island Fabrication                       12,800            441        Total REITs-Office Property                                   1,146
                                                       ______________      _____________________________________________________________________

Total Oil Field Machinery & Equipment                           441        Rental Auto/Equipment - 1.2%
_____________________________________________________________________      Aaron Rents                                   21,825            591
                                                                                                                                  ______________
Oil Refining & Marketing - 1.1%
Holly                                         18,700            541        Total Rental Auto/Equipment                                     591
                                                       ______________      _____________________________________________________________________

Total Oil Refining & Marketing                                  541
_____________________________________________________________________

                                                                117

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Research & Development - 1.8%                                              Telecommunications Services - 0.0%
Kendle International*                         19,600   $        876        Global Crossing*                               1,500   $         23
                                                       ______________                                                             ______________

Total Research & Development                                    876        Total Telecommunications Services                                23
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 1.9%                                                 Therapeutics - 0.1%
Aeropostale*                                  10,600            340        BioMarin Pharmaceuticals*                        800             21
JOS A Bank Clothiers*                         17,900            601        Questcor Pharmaceuticals*                      4,450             33
                                                       ______________                                                             ______________

Total Retail-Apparel/Shoe                                       941        Total Therapeutics                                               54
_____________________________________________________________________      _____________________________________________________________________

Retail-Automobile - 0.7%                                                   Toys - 1.6%
America's Car-Mart*                           19,745            367        Marvel Entertainment*                         22,800            778
                                                       ______________                                                             ______________

Total Retail-Automobile                                         367        Total Toys                                                      778
_____________________________________________________________________      _____________________________________________________________________

Retail-Convenience Store - 1.3%                                            Transport-Air Freight - 1.1%
Pantry*                                       31,500            668        Atlas Air Worldwide Holdings*                 13,300            536
                                                       ______________                                                             ______________

Total Retail-Convenience Store                                  668        Total Transport-Air Freight                                     536
_____________________________________________________________________      _____________________________________________________________________

Retail-Discount - 1.2%                                                     Transport-Equipment & Leasing - 1.1%
Fred's, Cl A                                  40,600            577        GATX                                          14,100            558
                                                       ______________                                                             ______________

Total Retail-Discount                                           577        Total Transport-Equipment & Leasing                             558
_____________________________________________________________________      _____________________________________________________________________

Retail-Pawn Shops - 2.2%                                                   Transport-Marine - 0.6%
Cash America International                    13,200            476        Excel Maritime Carriers                       18,300            276
Ezcorp, Cl A*                                 32,900            619        Overseas Shipholding Group                       500             29
                                                       ______________                                                             ______________

Total Retail-Pawn Shops                                       1,095        Total Transport-Marine                                          305
_____________________________________________________________________      _____________________________________________________________________

Retail-Restaurants - 1.1%                                                  Transport-Services - 0.9%
Bob Evans Farms                                1,100             30        Bristow Group*                                12,800            433
Jack in the Box*                              22,800            481                                                               ______________
Wendy's/Arby's Group, Cl A                     3,600             19
                                                       ______________      Total Transport-Services                                        433
                                                                           _____________________________________________________________________
Total Retail-Restaurants                                        530
_____________________________________________________________________      Veterinary Diagnostics - 1.2%
                                                                           VCA Antech*                                   20,100            592
Retail-Video Rental - 0.0%                                                                                                        ______________
Blockbuster, Cl A*                             3,300              7
                                                       ______________      Total Veterinary Diagnostics                                    592
                                                                                                                                  ______________
Total Retail-Video Rental                                         7
_____________________________________________________________________      Total Common Stock (Cost $42,959)                            47,436
                                                                           _____________________________________________________________________
Steel Pipe & Tube - 0.3%
Mueller Water Products, Cl A                  14,505            130        Investment Company - 1.1%
                                                       ______________      Value-Small Cap - 1.1%
                                                                           iShares Russell 2000 Value Index Fund          8,100            532
Total Steel Pipe & Tube                                         130                                                               ______________
_____________________________________________________________________
                                                                           Total Value-Small Cap                                           532
Steel-Producers - 0.7%                                                                                                            ______________
Schnitzer Steel Industries, Cl A               8,700            341
                                                       ______________      Total Investment Company (Cost $532)                            532
                                                                           _____________________________________________________________________
Total Steel-Producers                                           341
_____________________________________________________________________      Money Market Fund - 2.4%
                                                                           Dreyfus Cash Management Fund,
Super-Regional Banks-US - 0.0%                                                Institutional Class, 2.683% (A)         1,165,360          1,165
Huntington Bancshares                            900              7                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund (Cost $1,165)                         1,165
Total Super-Regional Banks-US                                     7        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 99.1% (Cost $44,656)                     49,133
Telecommunications Equipment - 3.0%                                        _____________________________________________________________________
Comtech Telecommunications*                   21,650          1,066
Tekelec*                                      28,700            402        Other Assets and Liabilities, Net - 0.9%                        470
                                                       ______________      _____________________________________________________________________

Total Telecommunications Equipment                            1,468        Total Net Assets - 100.0%                              $     49,603
_____________________________________________________________________      _____________________________________________________________________

The accompanying notes are an integral part of the financial statements.   For descriptions of abbreviations and footnotes, please refer to page 149.

                                                                 118

OLD MUTUAL BARROW HANLEY CORE BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") underperformed its benchmark, the Barclays Capital U.S. Aggregate Index. The Fund's Institutional Class shares posted a (2.07)% return versus a
     (1.50)% return for the benchmark.

o    The Fund benefited from an overweight in agency mortgage-backed securities and an underweight in commercial mortgage-backed securities and asset-backed securities.

o    The Fund was negatively impacted by its underweight in treasuries and overweight in investment grade corporates.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") underperformed its benchmark, the Barclays Capital U.S. Aggregate Index. The Fund's Institutional Class shares posted a (2.07)% return versus a
     (1.50)% return for the benchmark.

Q.   What investment environment did the Fund face during the past period?

A.   The credit markets became increasingly volatile during the six-month period under review. In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company. During the final week of the third quarter, Washington Mutual, which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance
     Corporation and sold to JP Morgan, and a deal was also struck for Wachovia Bank to be sold to Wells Fargo.

     Investor confidence was shaken by this unprecedented series of events. During the month of September the major equity indexes plummeted and credit spreads widened. Treasury Secretary Henry Paulson crafted a plan to help prevent further deterioration of the financial services industry, but when the U.S. House of Representatives (the "House") failed to pass the bailout, markets plummeted worldwide. Following the House vote, the Dow Jones Industrial Average suffered its largest point loss in history. The flight to quality returned with investors again gravitating to short-term Treasury bills, pushing the yield down to nearly 0%
     in mid-September.

Q.   Which market factors influenced the Fund's relative performance?

A.   The performance of the Fund was most significantly impacted during this environment by the enormous flight to quality that ensued as investors grew wary of the turmoil and fearful of the bottom. An overweight to "spread sectors" and non-Treasury holdings detracted from performance regardless of what sector or what specific security. The lack of liquidity in the market made portfolio positioning difficult.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund benefited from an overweight in agency mortgage-backed securities and an underweight in commercial mortgage-backed securities and asset-backed securities. A focus on intermediate maturity in a steep yield curve environment also benefited the
     Fund. The Fund was negatively impacted by its underweight in treasuries and overweight in investment grade corporates.

                                                                                                        Barrow Hanley Core Bond Fund

                                                                119

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Top Ten Holdings
as of September 30, 2008*

U.S. Treasury Note
3.125%, 08/31/13                                                            6.1%
___________________________________________________________________________________

Fannie Mae
0.000%, 10/14/08                                                            5.6%
___________________________________________________________________________________

FNMA
5.000%, 10/15/38                                                            5.5%
___________________________________________________________________________________

U.S. Treasury Note
4.000%, 08/15/18                                                            3.3%
___________________________________________________________________________________

U.S. Treasury Bond
5.000%, 05/15/37                                                            2.8%
___________________________________________________________________________________

FNMA
5.000%, 03/01/38                                                            2.1%
___________________________________________________________________________________

U.S. Treasury Note
4.750%, 05/15/14                                                            2.0%
___________________________________________________________________________________

Federal Home Loan Bank
0.000%, 10/14/08                                                            1.9%
___________________________________________________________________________________

FNMA
5.500%, 10/15/38                                                            1.9%
___________________________________________________________________________________

FNMA
5.500%, 11/01/36                                                            1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           33.1%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the intermediate-term fixed-income market?

A.   Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") believes the liquidity-constrained credit crisis has not yet run its course. It believes that volatility and uncertainty will continue to rule the markets as the financial sector struggles to recapitalize itself during a painful deleveraging process. However, with risk premiums in non-Treasury fixed income securities now at historic levels, Barrow Hanley believes in opportunity. Barrow Hanley notes that investors exercising prudence and due diligence through fundamental research and disciplines may benefit once market volatility subsides, though Barrow Hanley remains cautious. Barrow Hanley notes that it will continue to favor well diversified holdings in short and intermediate corporate issues focusing on the utility, energy and wireless communications sectors. Barrow Hanley increased the Fund's exposure in agency mortgage-backed securities during the third quarter of 2008 to an "overweight" and it expects to maintain that overweight through the fourth quarter of 2008. Barrow Hanley maintains an opportunistic allocation to non-agency mortgage-backed securities and notes that despite the hefty yields offered by commercial mortgage-backed securities and agency-backed securities, its concern for the general economy and deteriorating consumer credit strength has led it to underweight these securities in the Fund for the foreseeable future.

Barrow Hanley Core Bond Fund

                                                                120

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Cumulative
                                                                                              Inception     6 Month    Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                            11/19/07     (2.07)%      1.43%
Barclays Capital U.S. Aggregate Index                                                          11/19/07     (1.50)%      1.58%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 28, 2008 prospectus) are 0.96% and 0.71%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Core Bond Fund – Institutional Class	Barclays Capital U.S. Aggregate Index
11/19/07	10,000	10,000
3/31/08	10,358	10,340
9/30/08	10,143	10,158

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.6%
Corporate Bonds	29.9%
Mortgage Related	11.2%
U.S. Government Obligations	42.2%
U.S. Treasury Obligations	14.1%

                                                                121

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 46.3%                                 U.S. Government Agency Obligations - continued
FNMA                                                                       FHLMC Gold - continued
   6.500%, 09/01/36                        $  1,025     $     1,053           5.500%, 04/01/22                        $     37     $        37
   6.500%, 08/01/37                             878             901           5.500%, 06/01/22                               4               4
   6.500%, 11/01/37                             220             226           5.500%, 07/01/23                             154             155
   6.500%, 01/01/38                             222             228           5.500%, 11/01/36                             338             337
   6.000%, 01/01/29                             249             254           5.500%, 12/01/36                             487             485
   6.000%, 12/01/34                              30              31           5.500%, 06/01/37                             651             641
   6.000%, 12/01/34                              33              34           5.000%, 11/01/21                              23              22
   6.000%, 10/01/36                               4               4           5.000%, 05/01/22                             325             323
   6.000%, 11/01/36                             187             190           5.000%, 04/01/23                             494             490
   6.000%, 12/01/36                             346             351           5.000%, 05/01/23                             342             339
   6.000%, 01/01/37                             134             136           5.000%, 09/01/35                             562             548
   6.000%, 08/01/37                           1,239           1,256           5.000%, 06/01/38                             442             431
   6.000%, 11/01/37                             890             903                                                               ______________
   6.000%, 09/01/38                             945             958
   5.500%, 04/01/21                             120             121        Total U.S. Government Agency Obligations
   5.500%, 11/01/21                              45              45           (Cost $27,639)                                            27,699
   5.500%, 12/01/33                             121             121        _____________________________________________________________________
   5.500%, 12/01/35                             601             600
   5.500%, 01/01/36                              49              48        Corporate Bond - 32.8%
   5.500%, 01/01/36                             513             512        American Express
   5.500%, 02/01/36                             337             337           8.150%, 03/19/38                             100              89
   5.500%, 03/01/36                             204             204        American Express Credit MTN,
   5.500%, 03/01/36                              46              46           5.875%, 05/02/13                             200             184
   5.500%, 04/01/36                              85              84        American General Finance
   5.500%, 11/01/36                             488             487           4.000%, 03/15/11                             290             114
   5.500%, 11/01/36                             535             534        Ameriprise Financial
   5.500%, 11/01/36                           1,268           1,266           5.350%, 11/15/10                             305             300
   5.500%, 12/01/36                             982             980        ArcelorMittal 144A,
   5.500%, 01/01/37                             292             292           6.125%, 06/01/18                             200             177
   5.000%, 03/01/20                              16              16        Archer-Daniels-Midland
   5.000%, 03/01/36                             462             451           6.450%, 01/15/38                              95              86
   5.000%, 03/01/38                           1,393           1,358        AT&T Wireless
   5.000%, 06/01/38                             945             921           8.750%, 03/01/31                             160             177
FNMA TBA                                                                   Bank of America
   5.500%, 10/15/38                           1,270           1,266           5.750%, 12/01/17                             345             293
   5.000%, 10/15/38                           3,730           3,634        Bank of New York Mellon
FHLMC                                                                         4.950%, 11/01/12                              95              90
   5.230%, 04/01/37 (E)                           -               -        Bank One
FHLMC Gold                                                                    5.900%, 11/15/11                             340             332
   6.500%, 04/01/35                              17              18        Bear Stearns
   6.500%, 08/01/37                              65              66           7.250%, 02/01/18                              95              91
   6.500%, 05/01/38                             584             600        Best Buy 144A,
   6.000%, 08/01/29                              48              49           6.750%, 07/15/13                             140             141
   6.000%, 08/01/36                             405             411        Cameron International
   6.000%, 07/01/37                             217             220           6.375%, 07/15/18                              95              89
   6.000%, 09/01/37                             358             363        Canadian Natural Resources
   6.000%, 12/01/37                             172             174           6.700%, 07/15/11                             120             119
   6.000%, 03/01/38                             636             645        Caterpillar Financial Services MTN,
   6.000%, 04/01/38                             690             699           4.850%, 12/07/12                             135             131
   5.500%, 09/01/19                             112             113        CIT Group
   5.500%, 07/01/20                             281             284           4.750%, 12/15/10                             125              81
   5.500%, 08/01/20                             391             397        Citigroup
_____________________________________________________________________         6.125%, 11/21/17                             140             119
                                                                           CME Group MTN,
                                                                              5.400%, 08/01/13                             210             211
                                                                           Columbus Southern Power
                                                                              5.500%, 03/01/13                             285             276
                                                                           _____________________________________________________________________

                                                                 122

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - (continued)                                               Corporate Bond - (continued)
Comcast                                                                    International Lease Finance MTN,
   5.875%, 02/15/18                        $     90     $        80           5.750%, 06/15/11                        $    180     $       130
   5.300%, 01/15/14                             185             170        International Paper
Computer Sciences 144A,                                                       7.400%, 06/15/14                             220             220
   6.500%, 03/15/18                             150             144        Ipalco Enterprises 144A,
   5.500%, 03/15/13                              45              44           7.250%, 04/01/16                             145             138
Countrywide Home Loans                                                     JPMorgan Chase
   4.000%, 03/22/11                              45              39           6.000%, 01/15/18                             240             219
Covidien International Finance                                             Kraft Foods
   5.450%, 10/15/12                             105             103           6.500%, 08/11/17                             170             164
CRH America                                                                Marathon Oil
   6.000%, 09/30/16                             215             185           6.000%, 10/01/17                             135             121
Deutsche Telekom International Finance                                     Masco
   8.500%, 06/15/10                              95              99           6.125%, 10/03/16                             125             109
Diageo Capital                                                             Merrill Lynch
   5.750%, 10/23/17                             115             110           5.450%, 02/05/13                              95              86
DirecTV Holdings/Financing 144A,                                           Merrill Lynch MTN,
   7.625%, 05/15/16                             165             149           6.875%, 04/25/18                             105              93
Dominion Resources                                                         MetLife
   5.600%, 11/15/16                              80              74           6.817%, 08/15/18                             290             274
Dr Pepper Snapple Group 144A,                                                 5.375%, 12/15/12                             140             135
   6.820%, 05/01/18                              85              82        MidAmerican Energy Holdings
Duke Energy Indiana                                                           5.875%, 10/01/12                             225             223
   6.050%, 06/15/16                             220             209        Philips Electronics
Eaton                                                                         5.750%, 03/11/18                             100              96
   5.600%, 05/15/18                             115             109        Prudential Financial MTN,
ERP Operating                                                                 5.100%, 09/20/14                             155             141
   5.125%, 03/15/16                             360             302        PSEG Power
Fannie Mae                                                                    7.750%, 04/15/11                              55              57
   5.125%, 01/02/14                             235             234           6.950%, 06/01/12                             295             301
Fannie Mae (F)                                                             Rogers Communications
   0.000%, 10/14/08                           3,680           3,679           6.800%, 08/15/18                             195             184
Federal Home Loan Bank                                                     SBC Communications
   5.250%, 11/03/09                             165             165           5.100%, 09/15/14                             435             407
Federal Home Loan Bank (F)(H)                                              Schering-Plough
   0.000%, 10/14/08                           1,267           1,267           6.750%, 12/01/33                             135             126
Freddie Mac                                                                Simon Property Group
   5.400%, 03/17/21(H)                        1,175           1,198           5.750%, 12/01/15                             115             109
Freddie Mac, MTN                                                           Southern Power
   5.250%, 02/24/11                             915             922           6.250%, 07/15/12                             355             361
General Electric Capital, MTN                                              Suncor Energy
   4.375%, 03/03/12                             225             209           6.100%, 06/01/18                             235             214
GlaxoSmithKline Capital                                                    Telecom Italia Capital
   6.375%, 05/15/38                             115             108           4.000%, 11/15/08                              90              90
Goldman Sachs Group                                                        Time Warner Cable
   6.750%, 10/01/37                              95              63           5.850%, 05/01/17                             215             189
   5.950%, 01/18/18                              80              66        Transocean
Hartford Financial Services Group                                             6.000%, 03/15/18                             210             196
   5.375%, 03/15/17                             140             120        Tyco Electronics Group
Hewlett-Packard                                                               6.550%, 10/01/17                             210             202
   4.500%, 03/01/13                             180             173        Union Electric
Hospira                                                                       6.700%, 02/01/19                             115             111
   6.050%, 03/30/17                             190             181        _____________________________________________________________________
_____________________________________________________________________

                                                                123

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                            (000)/Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Mortgage Related - (continued)
UnitedHealth Group                                                         Chase Mortgage Finance CMO,
   5.250%, 03/15/11                        $    330     $       328           Ser 2006-A1, Cl 2A2 (E)
Wachovia                                                                      6.058%, 09/25/36                        $    490     $       388
   5.700%, 08/01/13                              80              63        Chase Mortgage Finance CMO,
Wachovia MTN,                                                                 Ser 2006-A1, Cl 4A1 (E)
   5.750%, 02/01/18                              95              71           6.057%, 09/25/36                             472             395
Wal-Mart Stores                                                            Citicorp Mortgage Securities CMO,
   6.200%, 04/15/38                             160             146           Ser 2006-3, Cl 2A1
Washington Mutual Finance                                                     5.500%, 06/25/21                             317             294
   6.875%, 05/15/11                             125             120        Citigroup Commercial Mortgage Trust CMBS,
Weatherford International                                                     Ser 2004-C2, Cl A3
   5.950%, 06/15/12                             155             155           4.380%, 10/15/41                             475             452
Weyerhaeuser                                                               Countrywide Home Loan Mortgage
   5.950%, 11/01/08                              45              45           Pass Through Trust CMO,
Willis North America                                                          Ser 2007-18, Cl 1A1
   6.200%, 03/28/17                              90              78           6.000%, 11/25/37                             627             509
Wyeth                                                                      Freddie Mac REMIC CMO,
   5.500%, 02/01/14                             185             183           Ser 3329, Cl WK
Xcel Energy                                                                   6.000%, 12/15/31                             600             615
   5.613%, 04/01/17                             377             346        JP Morgan Chase Commercial Mortgage
                                                       ______________         Securities CMBS,
                                                                              Ser 2005-LDP1, Cl A2
Total Corporate Bond (Cost $20,696)                          19,615           4.625%, 03/15/46                             615             604
_____________________________________________________________________      JP Morgan Chase Commercial Mortgage
                                                                              Securities CMBS,
U.S. Treasury Obligations - 15.5%                                             Ser 2004-CBX, Cl A4
U.S. Treasury Bond                                                            4.529%, 01/12/37                             150             143
   5.000%, 05/15/37                           1,635           1,819        JP Morgan Mortgage Trust CMO,
U.S. Treasury Notes                                                           Ser 2007-S3, Cl 1A90
   4.750%, 05/15/14                           1,200           1,311           7.000%, 08/25/37                             371             314
   4.000%, 08/15/18                           2,120           2,150        Prime Mortgage Trust CMO,
   3.125%, 08/31/13                           3,940           3,970           Ser 2005-2, Cl 1A3
                                                       ______________         5.250%, 07/25/20                             543             511
                                                                           Wells Fargo Mortgage Backed
Total U.S. Treasury Obligations (Cost $9,035)                 9,250           Securities Trust CMO,
_____________________________________________________________________         Ser 2006-11, Cl A8
                                                                              6.000%, 09/25/36                             290             236
Mortgage Related - 12.4%                                                   Wells Fargo Mortgage Backed
Banc of America Mortgage Securities CMO,                                      Securities Trust CMO,
   Ser 2004-8, Cl 3A1                                                         Ser 2007-7, Cl A1
   5.250%, 10/25/19                             507             486           6.000%, 06/25/37                             466             378
Banc of America Mortgage Securities CMO,                                                                                          ______________
   Ser 2005-D, Cl 2A4 (E)
   4.789%, 05/25/35                             533             521        Total Mortgage Related (Cost $8,003)                          7,396
Bear Stearns Commercial Mortgage                                           _____________________________________________________________________
   Securities CMBS,
   Ser 2004-PWR5, Cl A4                                                    Money Market Fund - 2.8%
   4.831%, 07/11/42                             485             454        Dreyfus Cash Management Fund,
Bear Stearns Commercial Mortgage                                              Institutional Class, 2.683% (A)        1,702,010           1,702
   Securities CMBS,                                                                                                               ______________
   Ser 2005-T20, Cl A2 (E)
   5.464%, 10/12/42                             510             500        Total Money Market Fund (Cost $1,702)                         1,702
Bear Stearns Commercial Mortgage                                           _____________________________________________________________________
   Securities CMBS,
   Ser 2006-T22, Cl A2 (E)                                                 Total Investments - 109.8% (Cost $67,075)                    65,662
   5.630%, 04/12/38                             305             297        _____________________________________________________________________
Chase Mortgage Finance CMO,
   Ser 2007-A1, Cl 12A2 (E)                                                Other Assets and Liabilities, Net - (9.8)%                   (5,848)
   5.931%, 03/25/37                             385             299        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                               $    59,814
The accompanying notes are an integral part of the financial statements.   _____________________________________________________________________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 149.

                                                                 124

OLD MUTUAL CASH RESERVES FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Wellington Management Company, LLP

Performance Highlights

o    The Old Mutual Cash Reserves Fund's (the "Fund") Class Z shares returned 0.96% for the six-month period ended September 30,
     2008, slightly outperforming the 0.92% return of its benchmark, the Lipper Money Market Funds Average.

o    Fixed income market conditions were volatile during the period.

o    Throughout the period, Wellington Management Company, LLP ("Wellington") reduced the Fund's exposure to high quality commercial paper issues and increased its exposure to government agency discount notes. Wellington's purchases focused on high quality liquid issues which benefited the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual Cash Reserves Fund's (the "Fund") Class Z shares returned 0.96% for the six-month period ended September 30,
     2008, slightly outperforming the 0.92% return of its benchmark, the Lipper Money Market Funds Average. Performance for all
     share classes can be found on page 126.

Q.   What investment environment did the Fund face during the past period?

A.   Fixed income market conditions were volatile during the period. Successful capital raises and improved liquidity renewed investor confidence early in the period, however there was a material decrease in risk appetite during the latter part of the period, as the unprecedented events during September caused the credit crisis to intensify and investor confidence all but disappeared.

     During the period, economic releases continued to point towards an intensifying and pronounced economic slowdown due to larger than expected increases in unemployment, further declines in the housing sector and weakening consumer confidence. In
     September, the takeover of Fannie Mae and Freddie Mac by the U.S. Government, along with the bankruptcy filing by Lehman
     Brothers, weighed heavily on the credit and other spread markets. Early in the period, the U.S. Federal Reserve Board (the
     "Fed") cut the federal funds rate by 25 basis points to 2.0%. In June, the Fed held rates steady as its focus shifted from fighting a possible recession to combating the rise in global inflationary pressures and declining economic prospects.

Q.   Which market factors influenced the Fund's relative performance?

A.   During the first quarter of the period, short-term bond yields rose due to the markets concern over the global inflationary pressures. However, the rise was quickly offset in the latter half of the period, when short-term bond yields declined due to diminishing global economic prospects along with unprecedented demand for short-term government bonds.

     The  two-year Treasury note decreased 38 basis points to end the period at 1.96%. Six-month and one-year London Inter-Bank
     Offer Rates ("LIBOR") both increased during the period as a result of systemic concerns regarding the global financial system.
     Six-month LIBOR increased 137 basis points to end the period at 3.98%, while one-year LIBOR increased 147 basis points to end the period at 3.96%.

Q.   How did portfolio composition affect Fund performance?

A.   Throughout the period, Wellington Management Company, LLP ("Wellington") reduced the Fund's exposure to high quality commercial paper issues and increased its exposure to government agency discount notes. Wellington's purchases focused on high quality liquid issues which benefited the Fund's performance.

Q.   What is the investment outlook for the short-term fixed income market?

A.   Wellington believes liquidity in fixed income markets remains extremely challenging. Wellington notes that while government intervention has reduced systemic risk and inflation pressures are subsiding, it believes a U.S. economic slowdown will persist. Wellington expects the time frame for a recovery to be longer than historic precedents given the diffuse holders of levered risk.

                                                                                                                  Cash Reserves Fund

                                                                125

OLD MUTUAL CASH RESERVES FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                            Annualized     Annualized     Annualized
                                          Inception     7-Day       6 Month      1 Year       5 Year        10 Year        Inception
                                            Date        Yield       Return       Return       Return         Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                   04/04/95      1.83%        0.96%       2.79%         2.73%          3.03%          3.56%
Class A                                   06/04/07      1.59%        0.83%       2.54%          n/a            n/a           2.94%
Class C with load                         06/04/07       n/a        (0.54)%      0.78%          n/a            n/a           2.25%
Class C without load                      06/04/07      0.87%        0.46%       1.78%          n/a            n/a           2.25%
Institutional Class                       06/04/07      2.08%        1.05%       2.99%          n/a            n/a           3.39%
Lipper Money Market Funds Average         03/31/95       n/a         0.92%       2.78%         2.68%          2.98%          3.59%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 0.99% and 0.73%; 7.21% and 0.98%; 3.59% and 1.73%; and 1,509.12% and 0.73%,
respectively.

Return on a $10,000 Investment
____________________________________________________________________________________________________________________________________

[BAR GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Cash Reserves Fund – Class Z	Lipper Money Market Funds Average
1 year return	2.79	2.78

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

Asset Class Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate Bonds	0.6%
Certificates of Deposit	22.7%
Commercial Paper	20.2%
U.S. Government Obligations	46.0%
Repurchase Agreement	10.5%

                                                                 126

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Certificates of Deposit - 22.7%                                            Commercial Paper - continued
Abbey National                                                             Falcon Asset Securitization
   2.720%, 11/03/08                        $    500     $       500           3.500%, 10/08/08                        $    400     $       400
American Express Bank                                                      General Electric Capital
   2.770%, 10/06/08                             600             600           2.580%, 12/02/08                             500             498
BNP Paribas Finance                                                           2.530%, 10/21/08                             800             799
   3.070%, 01/28/09                             500             500        Harvard
Bank of America                                                               2.070%, 10/06/08                             700             700
   3.010%, 03/04/09                             500             500        Park Ave Receivables
Barclays Capital                                                              5.500%, 10/01/08                             500             500
   2.780%, 11/13/08                             550             550        Toyota Motor
Calyon                                                                        2.550%, 12/04/08                           1,000             995
   3.05%, 02/05/09                              400             400        Westpac Banking
Chase USA                                                                     2.800%, 10/17/08                             500             499
   2.780%, 12/30/08                             500             500                                                               ______________
Citibank
   2.750%, 12/02/08                             550             550        Total Commercial Paper (Cost $7,533)                          7,533
CS First Boston                                                            _____________________________________________________________________
   3.050%, 01/20/09                             500             500
DNB Bank                                                                   U.S. Government Agency Obligations (F) - 45.9%
   3.060%, 03/05/09                             500             500        FHLB
   3.000%, 01/16/09                             300             300           3.050%, 03/12/09                             450             444
HSBC Bank                                                                     2.900%, 03/17/09                             500             493
   3.000%, 01/14/09                             500             500           2.650%, 12/17/08                             500             497
Rabobank                                                                      2.520%, 11/19/08                           1,100           1,096
   2.970%, 02/23/09                             550             550           2.500%, 12/15/08                           1,000             995
Royal Bank of Scotland                                                        2.430%, 10/29/08                             750             749
   2.790%, 11/18/08                             550             550           2.380%, 10/22/08                             750             749
Societe Generale                                                              2.380%, 10/24/08                             750             749
   2.790%, 11/10/08                             500             500           2.280%, 02/27/09                             900             892
Svenska Holdings                                                              0.000%, 12/29/08                             450             450
   2.700%, 12/12/08                             400             400        FHLMC
UBS NY                                                                        2.700%, 02/09/09                             500             495
   2.845%, 11/14/08                             550             550           2.570%, 12/16/08                             500             497
                                                       ______________         2.470%, 11/17/08                             700             698
                                                                              2.410%, 11/10/08                             500             499
Total Certificates of Deposit (Cost $8,450)                   8,450           2.370%, 10/27/08                             600             599
_____________________________________________________________________         2.350%, 10/07/08                             700             700
                                                                              2.000%, 02/09/09                             500             496
Corporate Bonds - 0.6%                                                     FNMA
Procter and Gamble                                                            2.850%, 03/04/09                             500             494
   2.844%, 09/09/09                             210             210           2.800%, 01/22/09                             650             644
                                                       ______________         2.760%, 02/11/09                             700             693
                                                                              2.700%, 01/12/09                           1,000             992
Total Corporate Bonds (Cost $210)                               210           2.390%, 02/17/09                             700             694
_____________________________________________________________________         2.370%, 10/15/08                             700             699
                                                                              2.360%, 10/08/08                           1,300           1,299
Commercial Paper (F) - 20.2%                                                  1.980%, 02/04/09                             500             497
Apreco                                                                                                                            ______________
   2.700%, 10/01/08                             550             550
Cafco                                                                      Total U.S. Government Agency Obligations
   2.700%, 10/15/08                             500             500           (Cost $17,110)                                            17,110
Chariot Funding                                                            _____________________________________________________________________
   2.450%, 10/01/08                             600             600
Ciesco
   2.730%, 10/16/08                             500             499
CRC Funding
   2.550%, 10/17/08                             500             499
Danske
   3.000%, 02/23/09                             500             494
_____________________________________________________________________

                                                                 127

OLD MUTUAL CASH RESERVES FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

                                            Face
Description                             Amount (000)    Value (000)
_____________________________________________________________________

Repurchase Agreement - 10.5%
Credit Suisse Securities
   1.750%, dated 09/30/08, to be
   repurchased on 10/01/2008,
   repurchase price $3,900,190
   (collateralized by various
   U.S. Government Obligations
   ranging from $850,000 -
   $2,990,368, 6.500%,
   09/01/38, total market
   value $3,980,051) (G)                   $  3,900     $     3,900
                                                       ______________

Total Repurchase Agreement (Cost $3,900)                      3,900
_____________________________________________________________________

Total Investments - 99.9% (Cost $37,203)                     37,203
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                         46
_____________________________________________________________________

Total Net Assets - 100.0%                               $    37,249
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 128

OLD MUTUAL DWIGHT HIGH YIELD FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index (the "Index"). The Fund's Institutional Class shares posted a
     (2.34)% return versus a (7.28)% return for the Index.

o    Higher quality bonds generally outperformed their lower rated counterparts. Dwight Asset Management Company LLC ("Dwight")
     positioned the Fund with a high quality bias over the period. The average quality of the Fund at the end of the period was BB, while the average quality of the Index was B+.

o    During these volatile market conditions, Dwight favored shorter duration securities and maintained the duration of the Fund short of the duration of the Index. The shorter duration bonds held in the Fund experienced less price volatility than longer duration bonds during the period.

o    The high quality bias and shorter duration of the Fund were key drivers of the Fund's outperformance versus the Index for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index (the "Index"). The Fund's Institutional Class shares posted a
     (2.34)% return versus a (7.28)% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The tone of both the equity and credit markets generally improved following the U.S. Federal Reserve Board's (the "Fed")
     orchestrated bailout of Bear Stearns in early March. For most of April and May the major stock indexes generally trended higher and credit spreads generally tightened. The flight to quality, which drove U.S. Treasury bills to several year lows in the first quarter, gave way to concerns about inflation, pushing Treasury yields higher across the curve during the second quarter.

     After showing signs of improvement during the second quarter, the credit crunch, which began late last summer, deepened during the third quarter, forcing several well known financial services firms to merge with stronger entities, seek a bailout by the
     Fed or file for bankruptcy. In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the
     Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company. During the final week of the third quarter, Washington Mutual, which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance Corporation and sold to JP Morgan, and a deal was also struck for
     Wachovia Bank to be sold to Wells Fargo.

     Investor confidence was shaken by this unprecedented series of events. During the month of September the major equity indexes plummeted and credit spreads widened. Treasury Secretary Henry Paulson crafted a plan to help prevent further deterioration of the financial services industry, but when the U.S. House of Representatives (the "House") failed to pass the bailout, markets plummeted worldwide. Following the House vote, the Dow Jones Industrial Average suffered its largest point loss in history. The flight to quality returned with investors again gravitating to short term Treasury bills, pushing the yield down to nearly 0%
     in mid-September.

Q.   Which market factors influenced the Fund's relative performance?

A.   Credit markets experienced their worst quarter on record, as bankruptcies, government intervention, economic uncertainty, and systemic market disruptions pushed credit risk and liquidity premiums to stratospheric levels. There was a significant de-levering going on in all sectors of the economy and the high yield market was not immune. Hedge funds were forced to sell into this declining market, and with fewer market participants because of bankruptcies and mergers, and many financial institutions dealing with significant asset quality problems, hedge funds frequently found themselves selling into a vacuum.
     The lack of liquidity in the market had the greatest impact on some of the leveraged buyouts that were completed in 2006 and
     2007. The Fund had little exposure to these securities and therefore the Fund experienced a more moderate decline in value relative to the overall market. The Fund was generally positioned for market weakness during 2008 and the defensive posture of the Fund was beneficial to performance relative to the Index during the period.

                                                                                                              Dwight High Yield Fund

                                                                129

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of September 30, 2008*

Roadway
8.250%, 12/01/08                                                            3.2%
___________________________________________________________________________________

Cenveo, 144A
10.500%, 08/15/16                                                           3.2%
___________________________________________________________________________________

Alliance One International
11.000%, 05/15/12                                                           3.1%
___________________________________________________________________________________

Ford Motor Credit
7.375%, 10/28/09                                                            3.1%
___________________________________________________________________________________

D.R. Horton 8.000%,
02/01/09                                                                    2.9%
___________________________________________________________________________________

Sprint Capital
6.375%, 05/01/09                                                            2.9%
___________________________________________________________________________________

Provident
7.250%, 03/15/28                                                            2.8%
___________________________________________________________________________________

Lamar Media
7.250%, 01/01/13                                                            2.7%
___________________________________________________________________________________

Banc of America Commercial
Mortgage,CMBS, Ser 2006-6,
Cl A1 5.226%, 10/10/45                                                      2.7%
___________________________________________________________________________________

Peabody Energy
7.875%, 11/01/26                                                            2.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           29.3%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   How did portfolio composition affect Fund performance?

A.   The ongoing credit crunch and a softening economy caused significant re-pricing of risk during the period, and as a consequence, higher quality bonds generally outperformed their lower rated counterparts. Dwight Asset Management Company LLC
     ("Dwight") positioned the Fund with a high quality bias over the period. The average quality of the Fund at the end of the period was BB, while the average quality of the Index was B+. During these volatile market conditions, Dwight favored shorter duration securities and maintained the duration of the Fund short of the duration of the Index. The shorter duration bonds held in the Fund experienced less price volatility than longer duration bonds during the period. The high quality bias and shorter duration of the Fund were key drivers of the Fund's outperformance versus the Index for the period.

Q.   What is the investment outlook for the high-yield fixed-income market?

A.   Dwight expects that the broadening scope of the credit crunch will slow the rate of economic growth further than most economists anticipated earlier this year. Dwight notes that where previously the discussion may have centered on how low the rate of growth might be during the second half of the year, the discussion now has shifted to how much the economy will contract during the latter half of the year. Dwight believes that the ongoing slump in the housing market, high food and gas prices, rising unemployment and now plummeting stock prices have shaken consumer confidence. As a result, consumer spending, which has helped drive the U.S. economy over the past decade, is now expected to slow significantly. Dwight believes that the slowdown in domestic consumption, coupled with what appears to be a global economic downturn, will stifle growth. Dwight expects the economy as measured by gross domestic product to contract by 3.5% during the fourth quarter of 2008 and to decline by an additional 2% during the first quarter of 2009.

     Dwight notes that even as it became clear that the economy would slow during the latter half of the year, many Fed members believed that it would not be prudent to lower key interest rates with the rate of increase in core inflation exceeding their comfort level. With inflation expectations now drifting lower because of falling oil prices and a declining rate of consumer spending, Dwight expects that the Fed will cut interest rates by at least 50 basis points in the coming months to help revive the economy.

     Dwight points out that the ongoing credit crunch and weakening economic conditions drove credit spreads to historically wide levels compared to equivalent duration U.S. Treasuries. Dwight expects the high yield market to remain under pressure until fixed income markets return to some semblance of normalcy. As is typically the case in a slowing economy, Dwight expects the rate of defaults of below investment grade rated companies to increase. However, Dwight notes that even with the expected deterioration in fundamentals in the coming quarters, much of the bad news appears to have been priced into the market. Dwight believes that at such time when high yield companies once again have access to the capital markets, and the depth of the economic downturn is clear, the tone of the high yield market is likely to improve.

Dwight High Yield Fund

                                                                130

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Cumulative
                                                                                              Inception     6 Month    Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                            11/19/07     (2.34)%      (5.65)%
Barclays Capital U.S. Corporate High-Yield Index                                               11/19/07     (7.28)%      (9.25)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 28, 2008 prospectus) are 1.88% and 0.82%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight High Yield Fund – Institutional Class	Barclays Capital U.S. Corporate High-Yield Index
11/19/07	10,000	10,000
3/31/08	9,661	9,733
9/30/08	9,435	9,075

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Assets-Backed Securities	2.6%
Corporate Bonds	87.6%
Cash Equivalents	3.6%
Mortgage Related	6.2%

                                                                131

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                         Face Amount                                                                Face Amount
Description                                 (000)       Value (000)        Description                                 (000)       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 85.9%                                                    Corporate Bonds - continued
Advanta Capital Trust, Ser B                                               Landry's Restaurants
   8.990%, 12/17/26                     $        185   $        100           9.500%, 12/15/14                     $        339   $        307
Alliance One International                                                 Levi Strauss
   11.000%, 05/15/12                             371            364           9.750%, 01/15/15                              300            250
Allied Waste North America                                                 Mashantucket Western Pequot Tribe,
   5.750%, 02/15/11                              260            249           144A, 8.500%, 11/15/15                        400            260
Aramark (E)                                                                MGM Mirage
   6.301%, 02/01/15                              173            151           6.625%, 07/15/15                               80             56
Aramark Services                                                              5.875%, 02/27/14                               90             65
   8.500%, 02/01/15                              105             99        OPTI Canada
Belden                                                                        8.250%, 12/15/14                              250            224
   7.000%, 03/15/17                              261            232        Peabody Energy
Cascades                                                                      7.875%, 11/01/26                              350            311
   7.250%, 02/15/13                              209            163        Provident
Cenveo 144A,                                                                  7.250%, 03/15/28                              367            328
   10.500%, 8/15/16                              400            370        Pulte Homes
Chattem                                                                       8.125%, 03/01/11                               50             47
   7.000%, 03/01/14                              300            282           7.875%, 08/01/11                               50             48
Chesapeake Energy                                                          Residential Capital, 144A,
   6.375%, 6/15/15                               308            275           8.500%, 05/15/10                               55             30
Coleman Cable                                                              RH Donnelley
   9.875%, 10/01/12                              211            191           8.875%, 10/15/17                                8              3
Connacher Oil and Gas, 144A,                                               RH Donnelley, 144A,
   10.250%, 12/15/15                             165            158           11.750%, 05/15/15                             177            108
D.R. Horton                                                                Roadway
   8.000%, 02/01/09                              350            344           8.250%, 12/01/08                              381            377
   7.875%, 08/15/11                              115            103        Rogers Cable
Denbury Resources                                                             6.750%, 03/15/15                               50             49
   7.500%, 12/15/15                              300            276        Stater Brothers Holdings
E*Trade Financial                                                             8.125%, 06/15/12                              230            225
   7.875%, 12/01/15                              261            209           7.750%, 04/15/15                               18             17
Echostar DBS                                                               Southwestern Energy, 144A,
   6.625%, 10/01/14                              300            241           7.500%, 02/01/18                              256            248
Evraz Group 144A,                                                          Sprint Capital
   9.500%, 04/24/18                              240            173           6.375%, 05/01/09                              350            343
Ford Motor Credit                                                          Toys R US
   7.375%, 10/28/09                              443            356           7.875%, 04/15/13                               80             62
Frontier Communications                                                    True Temper Sports
   9.000%, 08/15/31                              367            281           8.375%, 09/15/11                              325            182
FTI Consulting                                                             Videotron Ltee, 144A,
   7.750%, 10/01/16                              220            224           9.125%, 04/15/18                              240            242
GMAC                                                                       Windstream
   7.000%, 02/01/12                              243             99           8.625%, 08/01/16                              290            268
Ikon Office Solutions                                                      Valassis Communication
   7.750%, 09/15/15                              188            196           8.250%, 03/01/15                              277            191
Ipalco Enterprises, 144A,                                                  Xerox Capital Trust I
   7.250%, 04/01/16                              240            229           8.000%, 02/01/27                              125            114
Kansas City Southern                                                       Total Corporate Bonds (Cost $11,706)                         10,237
   9.375%, 05/01/12                               75             77        _____________________________________________________________________
Kansas City Southern Railway
   8.000%, 06/01/15                              125            123
Lamar Media
   7.250%, 01/01/13                              350            317
_____________________________________________________________________

                                                                 132

_____________________________________________________________________

                                         Face Amount
Description                              (000)/Shares   Value (000)
_____________________________________________________________________

Mortgage Related - 6.0%
Banc of America Commercial
   Mortgage CMBS, Ser 2006-6,
   Cl A1 5.226%, 10/10/45               $        320   $        312
Bear Stearns Commercial Mortgage
   Securities CMBS, Ser 2002-PBW1,
   Cl A2 (D) (E) 4.720%, 11/11/35                250            235
Granite Master Issuer CMO,
   Ser 2007-1, Cl 2A1 (D) (E)
   3.274%, 12/20/54                              180            176
                                                       ______________

Total Mortgage Related (Cost $727)                              723
_____________________________________________________________________

Asset-Backed Securities - 2.5%
Countrywide Asset-Backed
   Certificates Ser 2003-2, Cl M2 (E)
   5.682%, 03/26/33                              245            152
Residential Funding Mortgage
   Securities II Ser 2005-HI3, Cl A2
   5.090%, 09/25/35                               69             67
Residential Funding Mortgage
   Securities II Ser 2006-HSA2, Cl AI2 (E)
   5.500%, 03/25/36                              139             82
                                                       ______________

Total Asset-Backed Securities (Cost $437)                       301
_____________________________________________________________________

Money Market Fund - 3.6%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)           426,812            427
                                                       ______________

Total Money Market Fund (Cost $427)                             427
_____________________________________________________________________

Total Investments - 98.0% (Cost $13,297)                     11,688
_____________________________________________________________________

Other Assets and Liabilities, Net - 2.0%                        233
_____________________________________________________________________

Total Net Assets - 100.0%                              $     11,921
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 133

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund")
     outperformed its benchmark, the Barclays Capital Intermediate U.S. Aggregate Index (the "Index"). The Fund's Class Z shares posted a (0.78)% return versus a (1.09)% return for the Index.

o    During the second quarter, the Fund's overweight allocation to commercial mortgage-backed securities and asset-backed securities contributed positively to the performance of the Fund relative to the Index.

o    The Fund began the third quarter underweight residential mortgage-backed securities relative to the Index, however, as spreads widened to historically low levels during the middle of August, Dwight Asset Management Company LLC ("Dwight") positioned the
     Fund overweight the sector relative to the Index. The overweight position contributed positively to the performance of the Fund in September as spreads tightened significantly.

o    Corporate bonds were the worst performing sector relative to Treasuries for the period. The allocation to this sector detracted from Fund performance during the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund")
     outperformed its benchmark, the Barclays Capital Intermediate U.S. Aggregate Index (the "Index"). The Fund's Class Z shares posted a (0.78)% return versus a (1.09)% return for the Index. Performance for all share classes can be found on page 137.

Q.   What investment environment did the Fund face during the past period?

A.   The tone of both the equity and credit markets generally improved following the U.S. Federal Reserve Board's (the "Fed")
     orchestrated bailout of Bear Stearns in early March. For most of April and May the major stock indexes generally trended higher and credit spreads generally tightened. The flight to quality, which drove U.S. Treasury bills to several year lows in the first quarter, gave way to concerns about inflation, pushing Treasury yields higher across the curve during the second quarter.

     After showing signs of improvement during the second quarter, the credit crunch, which began late last summer, deepened during the third quarter, forcing several well known financial services firms to merge with stronger entities, seek a bailout by the
     Fed or file for bankruptcy. In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the
     Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company. During the final week of the third quarter, Washington Mutual, which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance Corporation and sold to JP Morgan, and a deal was also struck for
     Wachovia Bank to be sold to Wells Fargo.

     Investor confidence was shaken by this unprecedented series of events. During the month of September the major equity indexes plummeted and credit spreads widened. Treasury Secretary Henry Paulson crafted a plan to help prevent further deterioration of the financial services industry, but when the U.S. House of Representatives (the "House") failed to pass the bailout, markets plummeted worldwide. Following the House vote, the Dow Jones Industrial Average suffered its largest point loss in history. The flight to quality returned with investors again gravitating to short term Treasury bills, pushing the yield down to nearly 0%
     in mid-September.

Q.   Which market factors influenced the Fund's relative performance?

A.   Credit spreads fluctuated significantly during the period as the ongoing credit crunch and softening economic conditions swayed investor confidence. After reaching historically wide spreads during the first quarter, Fed actions taken in March to help restore confidence in financial institutions and inject liquidity into the market, buoyed credit markets at least temporarily and improved investors' demand for the non-Treasury sectors of the fixed income market. The increased demand caused credit spreads to narrow in April and May, as investors took the opportunity to pick-up bonds at relatively inexpensive levels. For the first time in several quarters, the non-Treasury sectors of the fixed income market, such as corporate bonds, asset-backed securities, commercial and residential mortgage-backed securities, outperformed duration matched Treasuries, helping to boost the return of the Fund relative to the Index during the second quarter.

     Market conditions quickly deteriorated in the third quarter as another round of asset write-downs by financial services companies and the bankruptcy, takeover or bailout of several major financial institutions reignited investors fears. Investors again sought the safety of Treasuries, pushing prices higher. Demand for the non-Treasury sectors of the fixed income market softened, and as a result, credit spreads widened significantly during the quarter. By the end of the quarter, credit spreads generally exceeded the historically wide levels attained during the first quarter. Widening credit spreads offset the positive impact of rising Treasury prices, causing the Barclays Capital U.S. Aggregate Index to post a loss for the quarter and six-month period ending September 30, 2008.

Dwight Intermediate Fixed Income Fund

                                                                 134

Top Ten Holdings
as of September 30, 2008*

FNMA
5.871%, 09/01/37                                                            6.3%
___________________________________________________________________________________

FHLMC Gold
4.500%, 05/01/23                                                            5.0%
___________________________________________________________________________________

FNMA
4.500%, 02/01/35                                                            4.4%
___________________________________________________________________________________

U.S. Treasury Note
3.500%, 05/31/13                                                            4.4%
___________________________________________________________________________________

U.S. Treasury Note
4.000%, 08/15/18                                                            3.4%
___________________________________________________________________________________

FHLMC Gold
5.500%, 12/01/36                                                            3.3%
___________________________________________________________________________________

FNMA
5.500%, 12/01/36                                                            2.7%
___________________________________________________________________________________

FHLMC Gold
5.500%, 04/01/38                                                            2.5%
___________________________________________________________________________________

FHLMC Gold
5.500%, 05/01/37                                                            2.5%
___________________________________________________________________________________

FHLMC Gold
4.500%, 05/01/23                                                            2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           36.6%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund was generally underweight Treasuries and overweight the non-Treasury sectors of the fixed income market compared to the Index. During the second quarter, the Fund's overweight allocation to commercial mortgage-backed securities and asset-backed securities contributed positively to the performance of the Fund relative to the Index. In the first quarter, the spread at which commercial mortgage-backed securities traded over comparable duration U.S. Treasuries rose to decade-long wides. With bonds trading at historically low levels relative to Treasuries, investors reexamined the sector and took the opportunity to purchase commercial mortgage-backed securities. The increase in demand caused the sector to be the best performing sector of the Barclays Capital U.S. Aggregate Index during the second quarter. Commercial mortgage-backed securities was the only investment grade sector of the Barclays Capital U.S. Aggregate Index to post a positive return during the second quarter.

     Following the U.S. Government's takeover of Fannie Mae and Freddie Mac, agency mortgage-backed securities experienced a strong rally as the uncertainty surrounding the immediate future of these government sponsored entities was somewhat alleviated. The government takeover, which was designed to help stabilize the agencies' capital base and prevent further deterioration of the mortgage market, led the sector to post the best returns of any sector in the Barclays Capital U.S. Aggregate Index for the six-month period ending September 30, 2008. The Fund began the third quarter underweight residential mortgage-backed securities relative to the Index, however, as spreads widened to historically low levels during the middle of August, Dwight Asset
     Management Company LLC ("Dwight") positioned the Fund overweight the sector relative to the Index. The overweight position contributed positively to the performance of the Fund in September as spreads tightened significantly. The Fund maintained its overweight allocation to this sector relative to the Index through the end of the period and Dwight may look to increase exposure during periods of weakness in the coming quarter.

     Following the flight to quality during the first quarter that pushed U.S. Treasury yields down to several year lows, it appeared to Dwight that U.S. Treasuries were overvalued. As a result of this view, Dwight positioned the duration of the Fund about 10% short of the duration of the Index, in anticipation that Treasury yields would rise in the months ahead. In a rising interest rate environment, all else remaining equal, a shorter duration fund will generally experience less price depreciation than a longer duration fund. The more positive tone in the market, coupled with elevated inflation expectations, did in fact cause Treasury yields to increase sharply in April and May. The shorter duration posture of the Fund relative to the Index contributed positively to the performance of the Fund during this environment. Following the increase in yields, U.S.
     Treasuries appeared more fairly valued and the duration of the Fund was positioned neutral to the Index by the end of the second quarter.

     Corporate bonds were the worst performing sector relative to Treasuries for the period. The credit crunch and asset quality issues had the largest impact on the finance sector. A string of household names in the finance sector declared bankruptcy, were merged into other institutions or required government assistance to remain in operation. These events rocked the corporate bond market and sparked volatility in financial markets worldwide. The spread over Treasuries at which even the highest quality banks trade rose significantly during the third quarter. The allocation to this sector detracted from Fund performance during the period.

                                                                                               Dwight Intermediate Fixed Income Fund

                                                                 135

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight expects that the broadening scope of the credit crunch will slow the rate of economic growth further than most economists anticipated earlier this year. Dwight notes that where previously the discussion may have centered on how low the rate of growth might be during the second half of the year, the discussion now has shifted to how much the economy will contract during the latter half of the year. Dwight believes that the ongoing slump in the housing market, high food and gas prices, rising unemployment and now plummeting stock prices have shaken consumer confidence. As a result, consumer spending, which has helped drive the U.S. economy over the past decade, is now expected to slow significantly. Dwight believes that the slowdown in domestic consumption, coupled with what appears to be a global economic downturn, will stifle growth. Dwight expects the economy as measured by gross domestic product to contract by 3.5% during the fourth quarter of 2008 and to decline by an additional 2% during the first quarter of 2009.

     Dwight notes that even as it became clear that the economy would slow during the latter half of the year, many Fed members believed that it would not be prudent to lower key interest rates with the rate of increase in core inflation exceeding their comfort level. With inflation expectations now drifting lower because of falling oil prices and a declining rate of consumer spending, Dwight expects that the Fed will cut interest rates by at least 50 basis points in the coming months to help revive the economy.

     Dwight points out that the ongoing credit crunch and weakening economic conditions drove credit spreads to historically wide levels compared to equivalent duration U.S. Treasuries. Dwight also notes that investors who became fearful of the uncertainty in the financial markets have been flocking to the safety of short term Treasuries as a safe haven from the volatile market conditions. This type of environment has provided opportunities for Dwight to purchase assets at relatively inexpensive levels.
     Dwight believes that while it is impossible to predict when market conditions will normalize and investors' appetite for non-Treasury securities will return, there does appear to be value in the high quality sectors of the fixed income market.
     Dwight believes that patient investors will ultimately be rewarded when market conditions stabilize and credit spreads return to more normal levels.

Dwight Intermediate Fixed Income Fund

                                                                 136

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008
____________________________________________________________________________________________________________________________________

                                                                                                        Annualized     Annualized
                                                                     Inception     6 Month     1 Year     5 Year       Inception
                                                                        Date       Return      Return     Return        to Date
____________________________________________________________________________________________________________________________________

Class Z                                                               07/31/03     (0.78)%      3.41%      3.90%         4.49%
Class A with load                                                     07/31/03     (5.67)%     (1.69)%     2.67%         3.28%
Class A without load                                                  07/31/03     (0.94)%      3.23%      3.67%         4.26%
Class C with load                                                     07/31/03     (2.23)%      1.45%      2.88%         3.46%
Class C without load                                                  07/31/03     (1.26)%      2.44%      2.88%         3.46%
Institutional Class                                                   12/20/06 (1) (0.76)%      3.70%       n/a          3.69%
Barclays Capital Intermediate U.S. Aggregate Index                    07/31/03     (1.09)%      4.16%      3.78%         4.19%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus are 1.81% and
0.60%; 4.73% and 0.85%; 7.94% and 1.60%; and 0.60% and 0.52%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Intermediate Fixed Income Fund – Class Z	Barclays Capital Intermediate U.S. Aggregate Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,648	12,496
9/30/08	12,549	12,360

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Assets-Backed Securities	6.7%
Cash Equivalents	6.4%
Corporate Bonds	12.8%
Mortgage Related	16.5%
U.S. Government Obligations	45.5%
U.S. Treasury Obligations	12.1%

                                                                 137

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                         Face Amount                                                                Face Amount
Description                                 (000)       Value (000)        Description                                 (000)       Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 47.1%                                 Mortgage Related - continued
FNMA                                                                       Banc of America Commercial
   6.000%, 10/01/37 (J)                       $  152   $        152           Mortgage, CMBS
   6.000%, 10/01/36 (E)                           57             58           Ser 2004-5, Cl A4 (E)
   5.871%, 09/01/37 (E)                        3,760          3,863           4.936%, 11/10/41                           $  746   $        681
   5.500%, 03/01/20                              122            123        Banc of America Funding, CMO,
   5.500%, 04/01/21                               77             78           Ser 2007-7, Cl 3A11 (E)
   5.500%, 11/01/21                              112            113           6.743%, 09/25/37                               85             41
   5.500%, 12/01/35                              991            990        Banc of America Funding, CMO,
   5.500%, 11/01/36                              861            859           Ser 2007-7, Cl 3A3 (E)
   5.500%, 12/01/36                            1,643          1,640           6.743%, 09/25/37                               68             58
   5.500%, 03/01/37                              154            153        Banc of America
   5.000%, 03/01/20                               69             69           Commercial Mortgage, CMBS,
   5.000%, 09/01/35                              739            721           Ser 2001-PB1, Cl A2 (H)
   4.500%, 02/01/35 (H)                        2,867          2,716           5.787%, 05/11/35                              459            453
FNMA TBA                                                                   Banc of America
   5.000%, 10/15/18                              400            397           Commercial Mortgage, CMBS,
FHLMC                                                                         Ser 2001-1, Cl A2
   5.906%, 12/01/36 (E)                          619            630           6.503%, 04/15/36                              478            480
   5.832%, 01/01/37 (E)                          872            888        Banc of America
   5.230%, 04/01/37 (E)                          609            615           Commercial Mortgage, CBMS,
FHLMC TBA                                                                     Ser 2005-6, Cl A4 (E)
   5.500%, 10/15/35                            1,020          1,015           5.352%, 09/10/47                            1,000            908
FHLMC Gold                                                                 Bear Stearns Commercial
   5.500%, 09/01/17                               74             76           Mortgage Securities, CMBS,
   5.500%, 08/01/20                              173            175           Ser 1999-WF2, Cl A2 (H)
   5.500%, 02/01/21                              345            348           7.080%, 07/15/31                               49             49
   5.500%, 02/01/21                               42             42        Capital One Multi-Asset Execution Trust,
   5.500%, 05/01/21                               99            100           Ser 2007-A9, Cl A9
   5.500%, 09/01/21                              308            311           4.950%, 08/15/12                              400            401
   5.500%, 04/01/22                              427            430        Chase Issuance Trust,
   5.500%, 06/01/22                                4              4           Ser 2005-A7, Cl A7
   5.500%, 12/01/36                            2,058          2,049           4.550%, 03/15/13                              750            740
   5.500%, 05/01/37                            1,527          1,521        Countrywide Home Loan
   5.500%, 08/01/37                              138            137           Mortgage Pass Through Trust, CMO,
   5.500%, 04/01/38                            1,571          1,564           Ser 2004-HYB6, Cl A2 (E) (H)
   5.000%, 07/01/21                              655            652           4.543%, 11/20/34                               61             48
   5.000%, 11/01/21                               26             26        Crusade Global Trust, CMO,
   5.000%, 05/01/22                              366            363           Ser 2003-2, Cl A (E) (H)
   4.500%, 05/01/23                            1,353          1,318           3.066%, 09/18/34                               46             43
   4.500%, 05/01/23                            3,148          3,066        CS First Boston Mortgage Securities, CMBS,
FHLMC Gold TBA                                                                Ser 1997-C2, Cl D
   5.000%, 10/15/34                              700            682           7.270%, 01/17/35                              336            336
GNMA TBA                                                                   DLJ Commercial Mortgage, CMBS,
   6.500%, 10/09/27                               90             92           Ser 2000-CF1, Cl A4 (E) (H)
                                                       ______________         8.020%, 06/10/33                               50             51
                                                                           Fannie Mae REMICS, CMO,
Total U.S. Government Agency Obligations                                      Ser 2006-5, Cl 2A2 (E) (H)
   (Cost $27,762)                                            28,036           3.347%, 02/25/35                               78             76
_____________________________________________________________________      FHLMC Multifamily Structured
                                                                              Pass Through Certificates, CMBS,
Mortgage Related - 17.0%                                                      K001, Cl A3 (E) (H)
Adjustable Rate Mortgage Trust, CMO,                                          5.469%, 01/25/12                               40             41
   Ser 2004-4, Cl 3A1 (E)                                                  GE Capital Commercial Mortgage, CMBS,
   6.190%, 03/25/35                               13             12           Ser 2004-C3, Cl A1
_____________________________________________________________________         3.752%, 07/10/39                               11             11
                                                                           _____________________________________________________________________

                                                                 138

_____________________________________________________________________      _____________________________________________________________________

                                         Face Amount                                                                Face Amount
Description                                 (000)       Value (000)        Description                                 (000)       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
GS Mortgage Securities Corp II, CMBS,                                      Morgan Stanley Dean
   Ser 2004-GG2, Cl A4                                                        Witter Capital I, CMBS
   4.964%, 08/10/38                           $  555   $        539           Ser 2002-HQ, Cl A3 (H)
GSR Mortgage Loan Trust, CMO,                                                 6.510%, 04/15/34                           $   59   $         59
   Ser 2005-AR3, Cl 4A1 (E)                                                Nationslink Funding, CMBS
   5.781%, 05/25/35                               36             34           Ser 1999-1, Cl A2 (H)
GSR Mortgage Loan Trust, CMO                                                  6.316%, 01/20/31                                9              9
   Ser 2005-AR4, Cl 5A1 (E)                                                PNC Mortgage Acceptance, CMBS
   5.400%, 07/25/35                               22             19           Ser 2001-C1, Cl A2 (H)
JP Morgan Chase                                                               6.360%, 03/12/34                              725            726
   Commercial Mortgage Securities, CMBS,                                   Protective Finance 144A, CMBS
   Ser 2001-CIB2, Cl D (E) (H)                                                Ser 2007-PLA, Cl A1
   6.847%, 04/15/35                              150            151           5.325%, 03/14/38                            1,088          1,077
JP Morgan Chase                                                            Wachovia Bank Commercial
   Commercial Mortgage Securities, CMBS,                                      Mortgage Trust, CMBS
   Ser 2004-C2, Cl A1                                                         Ser 2005-C20, Cl AMFX (E) (H)
   4.278%, 05/15/41                              845            838           5.179%, 07/15/42                               80             68
JP Morgan Chase                                                            Wells Fargo Mortgage
   Commercial Mortgage Securities, CMBS,                                      Backed Securities Trust, CMO
   Ser 2004-CB9, Cl A1 (E) (H)                                                Ser 2004-Z, Cl 2A1 (E)
   3.475%, 06/12/41                               27             26           4.570%, 12/25/34                               44             38
JP Morgan Chase                                                            Wells Fargo Mortgage
   Commercial Mortgage Securities, CMBS,                                      Backed Securities Trust, CMO
   Ser 2005-CB13, Cl A1 (H)                                                   Ser 2005-AR10, Cl 2A2 (E)
   3.635%, 01/12/43                               20             20           4.170%, 06/25/35                               43             37
LB Commercial Conduit                                                      Wells Fargo Mortgage
   Mortgage Trust, CMBS,                                                      Backed Securities Trust, CMO,
   Ser 1999-C1, Cl A2 (H)                                                     Ser 2006-AR10, Cl 5A5 (E)
   6.780%, 06/15/31                               60             60           5.594%, 07/25/36                              125             98
LB-UBS Commercial Mortgage Trust, CMBS,                                                                                           ______________
   Ser 2001-C2, Cl A2 (H)
   6.653%, 11/15/27                               80             81        Total Mortgage Related (Cost $10,685)                        10,146
LB-UBS Commercial Mortgage Trust, CMBS,                                    _____________________________________________________________________
   Ser 2005-C7, Cl AM (E)
   5.263%, 11/15/40                            1,000            848        Corporate Bonds - 13.2%
Luminent Mortgage Trust, CMO,                                              American Airlines
   Ser 2006-6, Cl A1 (E) (H)                                                  7.250%, 02/05/09                              150            145
   3.407%, 10/25/46                               62             38        Anheuser-Busch
Merrill Lynch Mortgage Trust, CMBS,                                           5.500%, 01/15/18                              500            429
   Ser 2004-BPC1, Cl AJ (E)                                                CBG Florida REIT 144A,
   4.922%, 10/12/41                              100             80           7.114%, 05/29/49 (E)                           60             16
Merrill Lynch/Countrywide                                                  Citigroup
   Commercial Mortgage Trust, CMBS,                                           5.850%, 07/02/13                              550            482
   Ser 2006-4, Cl A1 (E) (H)                                               DP World Sukuk 144A,
   3.642%, 12/12/49                               57             55           6.250%, 07/02/17                              560            489
MLCC Mortgage Investors, CMO,                                              Embarq
   Ser 2005-A, Cl A1 (E) (H)                                                  7.082%, 06/01/16                              560            454
   3.437%, 03/25/30                               16             15        General Electric Capital, MTN
Morgan Stanley Capital I, CMBS,                                               5.720%, 08/22/11                              305            295
   Ser 2005-HQ7, Cl A1 (H)                                                 Ikon Office Solutions
   3.864%, 11/14/42                               20             19           7.750%, 09/15/15                               26             27
Morgan Stanley Dean                                                        Marshall & Ilsley Bank
   Witter Capital I, CMBS,                                                    5.150%, 02/22/12                              585            532
   Ser 2001-TOP5, Cl A4                                                    M&T Bank
   6.390%, 10/15/35                              784            782           6.625%, 12/04/17                              225            187
_____________________________________________________________________      National City (E) (F)
                                                                              3.185%, 06/07/17                              550            244
                                                                           _____________________________________________________________________

                                                                 139

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                         Face Amount                                                                Face Amount
Description                                 (000)       Value (000)        Description                                 (000)       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - continued                                                Asset-Backed Securities - 6.9%
Natixis 144A,                                                              Aircraft Certificate Owner Trust 144A,
   10.000%, 04/49 (E)                         $  450   $        315           Ser 2003-1A, Cl D
PNC Bank NA                                                                   6.455%, 09/20/22                           $   52   $         54
   6.000%, 12/07/17                              565            512        CIT Group Home Equity Loan Trust,
Regions Bank/Birmingham                                                       Ser 2002-1, Cl AF5 (H) (I)
   7.500%, 05/15/18                              450            357           6.710%, 02/25/33                                4              3
Roadway                                                                    Countrywide Asset-Backed Certificates,
   8.250%, 12/01/08                              105            104           Ser 2003-2, Cl M2 (E) (H)
SunTrust Bank,                                                                5.682%, 03/26/33                               13              8
   7.250%, 03/15/18                              548            485        Countrywide Asset-Backed Certificates,
Telecom Italia Capital                                                        Ser 2003-5, Cl MF2 (E)
   4.000%, 11/15/08                              465            464           5.959%, 11/25/33                               46             29
Tengizchevroil Finance SARL 144A,                                          Countrywide Asset-Backed Certificates,
   6.124%, 11/15/14                              511            409           Ser 2005-7, Cl AF6 (E)
Union Pacific                                                                 4.693%, 10/25/35                               38             33
   3.875%, 02/15/09                              440            434        Equivantage Home Equity Loan Trust,
Valassis Communication                                                        Ser 1996-3, Cl A3 (H)
   8.250%, 03/01/15                               20             14           7.700%, 09/25/27                                8              6
WEA Finance 144A,                                                          Fannie Mae Whole Loan,
   7.125%, 04/15/18                              575            517           Ser 2002-W11, Cl AF5 (I)
Wells Fargo                                                                   5.478%, 11/25/32                               12             12
   4.375%, 01/31/13                              657            604        HFC Home Equity Loan Asset
WR Berkley                                                                    Backed Certificates,
   5.600%, 05/15/15                               50             46           Ser 2006-2, Cl A1 (E) (H)
Xcel Energy                                                                   3.338%, 03/20/36                               87             71
   5.613%, 04/01/17                              293            269        Indymac Home Equity Loan
Xstrata Finance Canada 144A,                                                  Asset-Backed Trust,
   5.500%, 11/16/11                               55             54           Ser 2001-A, Cl AF6 (E) (H)
                                                       ______________         6.537%, 11/25/30                                3              2
                                                                           JP Morgan Mortgage Acquisition, CMO,
Total Corporate Bonds (Cost $9,115)                           7,884           Ser 2006-FRE2, Cl A3 (E) (H)
_____________________________________________________________________         2.652%, 02/25/36                               82             73
                                                                           Long Beach Mortgage Loan Trust,
U.S. Treasury Obligations - 12.6%                                             Ser 2006-WL3, Cl 2A2 (E) (H)
U.S. Treasury Bill (B)(C)                                                     3.357%, 01/25/36                               13             13
   1.703%, 12/26/08                               75             75        Oil and Gas Royalty Trust 144A,
U.S. Treasury Bond                                                            Ser 2005-1A, Cl A
   4.750%, 02/15/37                              110            118           5.090%, 07/28/12                              249            247
   4.375%, 02/15/38                              400            405        Peco Energy Transition Trust,
U.S. Treasury Notes                                                           Ser 2001-A, Cl A1
   4.625%, 11/15/09                              160            165           6.520%, 12/31/10                              830            852
   4.125%, 08/31/12                               40             42        People's Financial Realty Mortgage
   4.000%, 08/15/18                            2,100          2,130           Securities Trust,
   3.625%, 12/31/12                               20             21           Ser 2006-1, Cl 1A1 (E) (H)
   3.500%, 05/31/13                            2,620          2,684           3.277%, 09/25/36                               39             39
   3.375%, 06/30/13                              199            203        PP&L Transition Bond,
   3.125%, 08/31/13                              109            110           Ser 1999-1, Cl A8 (H)
   2.875%, 01/31/13                              182            182           7.150%, 06/25/09                              174            175
   2.750%, 02/28/13                               43             43        RAAC Series,
   2.625%, 05/31/10                              503            509           Ser 2006-SP2, Cl A1 (E) (H)
   2.500%, 03/31/13                               78             77           3.277%, 02/25/36                               10             10
   2.125%, 04/30/10                              703            706        Renaissance Home Equity Loan Trust,
                                                       ______________         Ser 2007-1, Cl AF2 (I)
                                                                              5.512%, 04/25/37                               65             61
Total U.S. Treasury Obligations (Cost $7,378)                 7,470        _____________________________________________________________________
_____________________________________________________________________

                                                                140

_____________________________________________________________________   The Fund had the following futures contracts open as of September 30, 2008:

                                         Face Amount                                                           Contract                     Unrealized
Description                              (000)/Shares   Value (000)                              Number of       Value      Expiration     Appreciation
_____________________________________________________________________   Contract Description     Contracts       (000)         Date            (000)
                                                                        _____________________    _________     ________     __________     ____________
Asset-Backed Securities - continued
Renaissance Home Equity Loan Trust,                                     5 Year U.S. Treasury
   Ser 2007-3, Cl AF2 (E) (I)                                              Note - Long               62         $ 6,959      Sept 2008          $19
   6.998%, 09/25/37                           $  145   $        134     10 Year U.S. Treasury
Residential Asset Securities,                                              Note - Short             (16)         (1,834)     Sept 2008           12
   Ser 2001-KS3, Cl AI6 (E) (H)                                         U.S. Long
   5.960%, 09/25/31                               26             23        Bond - Short              (8)           (937)     Sept 2008            1
Securitized Asset Backed Receivables                                                                                                            ___
   LLC Trust, (E),
   Ser 2006-NC1, Cl A1 (H)                                                                                                                      $32
   3.267%, 03/25/36                                1              1     _______________________________________________________________________________
Soundview Home Equity Loan Trust, (E),
   Ser 2006-OPT3, Cl 2A2 (H)
   3.317%, 06/25/36                               45             44
Structured Asset Investment Loan Trust, (E),
   Ser 2003-BC3, Cl M2 (H)
   6.132%, 04/25/33                                2              -
Terwin Mortgage Trust,
   Ser 2005-14HE, Cl AF2 (H) (I)
   4.849%, 08/25/36                              131            126
TXU Electric Delivery Transition Bond,
   Ser 2004-1, Cl A2
   4.810%, 11/17/14                              425            430
USAA Auto Owner Trust,
   Ser 2008-1, Cl A3
   4.160%, 04/16/12                            1,125          1,109
Wells Fargo Home Equity Trust, (E)
   Ser 2004-2, Cl AI3
   3.970%, 05/25/34                              565            551
                                                       ______________

Total Asset-Backed Securities (Cost $4,188)                   4,106
_____________________________________________________________________

Money Market Fund - 6.7%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)            3,969,452       3,969
                                                       ______________

Total Money Market Fund (Cost $3,969)                         3,969
_____________________________________________________________________

Total Investments - 103.5% (Cost $63,097)                    61,611
_____________________________________________________________________

Other Assets and Liabilities, Net - (3.5%)                   (2,089)
_____________________________________________________________________

Total Net Assets - 100.0%                              $     59,522
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 141

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2008, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund")
     underperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 0.37% return versus a 0.81% return for the benchmark.

o    During the second quarter, the Fund's overweight allocation to corporate bonds, commercial mortgage-backed securities, residential mortgage-backed securities and asset-backed securities contributed positively to the performance of the Fund relative to the Index.

o    The Fund was overweight agency residential mortgage-backed securities relative to the Index throughout the period. The overweight position contributed positively to the performance of the Fund in September as spreads tightened significantly.

o    Corporate bonds were the worst performing sector relative to Treasuries for the period. The allocation to this sector detracted from Fund performance during the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2008, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund")
     underperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 0.37% return versus a 0.81% return for the benchmark. Performance for all share classes can be found on page 145.

Q.   What investment environment did the Fund face during the past period?

A.   The tone of both the equity and credit markets generally improved following the U.S. Federal Reserve Board's (the "Fed")
     orchestrated bailout of Bear Stearns in early March. For most of April and May the major stock indexes generally trended higher and credit spreads generally tightened. The flight to quality, which drove Treasury bills to several year lows in the first quarter, gave way to concerns about inflation, pushing Treasury yields higher across the curve during the second quarter.

     After showing signs of improvement during the second quarter, the credit crunch, which began late last summer, deepened during the third quarter, forcing several well known financial services firms to merge with stronger entities, seek a bailout by the
     Fed or file for bankruptcy. In early September, concerns about capital adequacy and the health of the mortgage market caused the U.S. Treasury to seize control of Fannie Mae and Freddie Mac by placing them into conservatorship. The week following the
     Freddie Mac and Fannie Mae takeover, Lehman Brothers declared bankruptcy and insurance giant AIG needed an $85 billion loan to help stabilize the company. During the final week of the third quarter, Washington Mutual, which had been saddled with problem mortgages, was taken over by the Federal Deposit Insurance Corporation and sold to JP Morgan, and a deal was also struck for
     Wachovia Bank to be sold to Wells Fargo.

     Investor confidence was shaken by this unprecedented series of events. During the month of September the major equity indexes plummeted and credit spreads widened. Treasury Secretary Henry Paulson crafted a plan to help prevent further deterioration of the financial services industry, but when the U.S. House of Representatives (the "House") failed to pass the bailout, markets plummeted worldwide. Following the House vote, the Dow Jones Industrial Average suffered its largest point loss in history. The flight to quality returned with investors again gravitating to short term Treasury bills, pushing the yield down to nearly 0%
     in mid-September.

Q.   Which market factors influenced the Fund's relative performance?

A.   Credit spreads fluctuated significantly during the period as the ongoing credit crunch and softening economic conditions swayed investor confidence. After reaching historically wide spreads during the first quarter, Fed actions taken in March to help restore confidence in financial institutions and inject liquidity into the market, buoyed credit markets at least temporarily and improved investors' demand for the non-Treasury sectors of the fixed income market. The increased demand caused credit spreads to narrow in April and May, as investors took the opportunity to pick-up bonds at relatively inexpensive levels. For the first time in several quarters, the non-Treasury sectors of the fixed income market, such as corporate bonds, asset-backed securities, commercial and residential mortgage-backed securities, outperformed duration matched Treasuries, helping to boost the return of the Fund relative to the Index during the second quarter.

Dwight Short Term Fixed Income Fund

                                                                 142

Top Ten Holdings as of September 30, 2008*

FNMA TBA
5.500%, 10/15/23                                                            8.0%
___________________________________________________________________________________

FHLMC Gold TBA
6.000%, 10/15/38                                                            3.7%
___________________________________________________________________________________

U.S. Treasury Note
2.375%, 08/31/10                                                            3.5%
___________________________________________________________________________________

JP Morgan Chase Commercial
Mortgage Securities,
CMBS, Ser 2005-LDP5,
Cl A1 5.035%, 12/15/44                                                      2.8%
___________________________________________________________________________________

SBC Communications Capital,
MTN, 7.000%, 10/01/12                                                       2.6%
___________________________________________________________________________________

U.S. Treasury Note
2.000%, 09/30/10                                                            2.6%
___________________________________________________________________________________

General Electric Capital
4.125%, 09/01/09                                                            2.6%
___________________________________________________________________________________

U.S. Treasury Note
2.625%, 05/31/10                                                            2.6%
___________________________________________________________________________________

U.S. Treasury Note
4.625%, 02/29/12                                                            2.3%
___________________________________________________________________________________

Countrywide Alternative Loan
Trust, CMO, Ser 2006-J4,
Cl 1A3 6.250%, 07/25/36                                                     2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           32.8%
___________________________________________________________________________________

*Excludes short-term money market fund.

     Market conditions quickly deteriorated in the third quarter as another round of asset write-downs by financial services companies and the bankruptcy, takeover or bailout of several major financial institutions reignited investors fears. Investors again sought the safety of Treasuries, pushing prices higher. Demand for the non-Treasury sectors of the fixed income market softened, and as a result, credit spreads widened significantly during the quarter. By the end of the quarter, credit spreads generally exceeded the historically wide levels attained during the first quarter. Widening credit spreads offset the positive impact of rising Treasury prices, causing the Barclays Capital U.S. Aggregate Index to post a loss for the quarter and six-month period ending September 30, 2008.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund was generally underweight Treasuries and overweight the non-Treasury sectors of the fixed income market compared to the Index. During the second quarter, the Fund's overweight allocation to corporate bonds, commercial mortgage-backed securities, residential mortgage-backed securities and asset-backed securities contributed positively to the performance of the
     Fund relative to the Index. In the first quarter, the spread at which commercial mortgage-backed securities traded over comparable duration U.S. Treasuries rose to decade-long wides. With bonds trading at historically low levels relative to
     Treasuries, investors reexamined the sector and took the opportunity to purchase commercial mortgage-backed securities. The increase in demand caused the sector to be the best performing sector of the Barclays Capital U.S. Aggregate Index during the second quarter. Commercial mortgage-backed securities was the only investment grade sector of the Barclays Capital U.S.
     Aggregate Index to post a positive return during the second quarter.

     Following the U.S. Government's takeover of Fannie Mae and Freddie Mac, agency mortgage-backed securities experienced a strong rally as the uncertainty surrounding the immediate future of these government sponsored entities was somewhat alleviated. The government takeover, which was designed to help stabilize the agencies' capital base and prevent further deterioration of the mortgage market, led the sector to post the best returns of any sector in the Barclays Capital U.S. Aggregate Index for the six-month period ending September 30, 2008. The Fund was overweight agency residential mortgage-backed securities relative to the Index throughout the period. The overweight position contributed positively to the performance of the Fund in September as spreads tightened significantly. The Fund maintained its overweight allocation to this sector relative to the Index through the end of the period and Dwight Asset Management Company LLC ("Dwight") may look to increase exposure during periods of weakness in the coming quarter.

     Corporate bonds were the worst performing sector relative to Treasuries for the period. The credit crunch and asset quality issues had the largest impact on the finance sector. A string of household names in the finance sector declared bankruptcy, were merged into other institutions or required government assistance to remain in operation. These events rocked the corporate bond market and sparked volatility in financial markets worldwide. The spread over Treasuries at which even the highest quality banks trade rose significantly during the third quarter. The allocation to this sector detracted from Fund performance during the period.

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                 143

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight expects that the broadening scope of the credit crunch will slow the rate of economic growth further than most economists anticipated earlier this year. Dwight notes that where previously the discussion may have centered on how low the rate of growth might be during the second half of the year, the discussion now has shifted to how much the economy will contract during the latter half of the year. Dwight believes that the ongoing slump in the housing market, high food and gas prices, rising unemployment and now plummeting stock prices have shaken consumer confidence. As a result, consumer spending, which has helped drive the U.S. economy over the past decade, is now expected to slow significantly. Dwight believes that the slowdown in domestic consumption, coupled with what appears to be a global economic downturn, will stifle growth. Dwight expects the economy as measured by gross domestic product to contract by 3.5% during the fourth quarter of 2008 and to decline by an additional 2% during the first quarter of 2009.

     Dwight notes that even as it became clear that the economy would slow during the latter half of the year, many Fed members believed that it would not be prudent to lower key interest rates with the rate of increase in core inflation exceeding their comfort level. With inflation expectations now drifting lower because of falling oil prices and a declining rate of consumer spending, Dwight expects that the Fed will cut interest rates by at least 50 basis points in the coming months to help revive the economy.

     Dwight points out that the ongoing credit crunch and weakening economic conditions drove credit spreads to historically wide levels compared to equivalent duration U.S. Treasuries. Dwight also notes that investors who became fearful of the uncertainty in the financial markets have been flocking to the safety of short term Treasuries as a safe haven from the volatile market conditions. This type of environment has provided opportunities for Dwight to purchase assets at relatively inexpensive levels.
     Dwight believes that while it is impossible to predict when market conditions will normalize and investors' appetite for non-Treasury securities will return, there does appear to be value in the high quality sectors of the fixed income market.
     Dwight believes that patient investors will ultimately be rewarded when market conditions stabilize and credit spreads return to more normal levels.

Dwight Short Term Fixed Income Fund

                                                                 144

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2008

____________________________________________________________________________________________________________________________________

                                                                                                        Annualized     Annualized
                                                                     Inception     6 Month     1 Year     5 Year       Inception
                                                                        Date       Return      Return     Return        to Date
____________________________________________________________________________________________________________________________________

Class Z                                                              08/31/99        0.37%      2.71%      3.15%         4.19%
Class A with load                                                    07/31/03       (2.67)%    (2.29)%     1.94%         1.98%
Class A without load                                                 07/31/03        0.35%      2.61%      2.94%         2.95%
Class C with load                                                    07/31/03       (0.97)%     0.93%      2.40%         2.40%
Class C without load                                                 07/31/03        0.01%      1.92%      2.40%         2.40%
Institutional Class                                                  12/20/06 (1)    0.47%      2.97%       n/a          3.96%
Merrill Lynch 1-3 Year U.S. Treasuries Index                         08/31/99        0.81%      6.27%      3.54%         4.69%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 28, 2008 prospectus) are 0.88% and
0.71%; 2.76% and 0.96%; 2.74% and 1.46%; and 566.33% and 0.56%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Short Term Fixed Fund – Class Z	Merrill Lynch 1-3 Year U.S. Treasuries Index
8/31/99	10,000	10,000
3/31/00	10,386	10,252
3/31/01	11,098	11,237
3/31/02	11,711	11,843
3/31/03	12,224	12,598
3/31/04	12,637	12,889
3/31/05	12,767	12,844
3/31/06	13,117	13,142
3/31/07	13,791	13,802
3/31/08	14,467	15,042
9/30/08	14,521	15,165

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the
Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Assets-Backed Securities	12.6%
Corporate Bonds	13.0%
Cash Equivalents	6.9%
Mortgage Related	38.4%
U.S. Government Obligations	17.8%
U.S. Treasury Obligations	11.3%

                                                                 145

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                         Face Amount                                                                Face Amount
Description                                 (000)       Value (000)        Description                                 (000)       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - 44.9%                                                   Mortgage Related - continued
Bear Stearns Commercial                                                    First Union Commercial Mortgage
   Mortgage Securities, CMBS,                                                 Trust, CMBS, Ser 1999-C1, Cl A2 (H)
   Ser 2000-WF2, Cl B (E)                                                     6.070%, 10/15/35                     $        408   $        407
   7.460%, 10/15/32                     $      1,500   $      1,531        Greenwich Capital Commercial
Bear Stearns Commercial                                                       Funding, CMBS, Ser 2005-GG3,
   Mortgage Securities, CMBS,                                                 Cl A2 4.305%, 08/10/42                      2,500          2,450
   Ser 2001-TOP4, Cl A1                                                    GSR Mortgage Loan Trust, CMO,
   5.060%, 11/15/16                            1,135          1,122           Ser 2005-AR3, Cl 3A2 (E)(H)
Bear Stearns Commercial                                                       5.806%, 05/25/35                            1,668          1,456
   Mortgage Securities, CMBS,                                              Heller Financial Commercial
   Ser 2002-PBW1, Cl A1 (E)                                                   Mortgage Asset, CMBS,
   3.970%, 11/11/35                            1,053          1,029           Ser 1999-PH1, Cl A2 (E)(H)
Bear Stearns Commercial                                                       6.847%, 05/15/31                            1,010          1,008
   Mortgage Securities, CMBS,                                              JP Morgan Chase Commercial
   Ser 2005-PWR7, Cl A1                                                       Mortgage Securities, CMBS,
   4.386%, 02/11/41                            1,174          1,170           Ser 2005-LDP1, Cl A2
Chase Commercial Mortgage                                                     4.625%, 03/15/46                            1,500          1,472
   Securities, CMBS, Ser 1998-2,                                           JP Morgan Chase Commercial
   Cl A2 6.390%, 11/18/30                      2,471          2,463           Mortgage Securities, CMBS,
Chase Commercial Mortgage                                                     Ser 2005-LDP5, Cl A1
   Securities, CMBS, Ser 1999-2, Cl B (E)                                     5.035%, 12/15/44                            5,418          5,368
   7.343%, 01/15/32                            1,750          1,770        JP Morgan Chase Commercial
Citigroup Commercial                                                          Mortgage Securities, CMBS,
   Mortgage Trust 144A,                                                       Ser 2006-CB14, Cl A1
   CMBS, Ser 2005-EMG, Cl A2                                                  3.845%, 12/12/44                            1,305          1,271
   4.221%, 09/20/51                            2,347          2,302        LB Commercial Conduit Mortgage
Citigroup Commercial Mortgage                                                 Trust, CMBS, Ser 1998-C4, Cl B
   Trust, CMBS, Ser 2004-C2, Cl A1                                            6.360%, 10/15/35                            1,554          1,550
   3.787%, 10/15/41                            1,179          1,171        LB-UBS Commercial Mortgage
Commercial Mortgage Pass                                                      Trust, CMBS, Ser 2003-C3,
   Through Certificates, CMBS,                                                Cl A2 3.086%, 05/15/27                         52             52
   Ser 2005-LP5, Cl A2                                                     LB-UBS Commercial Mortgage
   4.630%, 05/10/43                              975            956           Trust, CMBS, Ser 2003-C5, Cl A2 (H)
Countrywide Alternative Loan Trust,                                           3.478%, 07/15/27                               55             55
   CMO, Ser 2006-J4, Cl 1A3 (H)                                            LB-UBS Commercial Mortgage
   6.250%, 07/25/36                            4,156          3,915           Trust, CMBS, Ser 2003-C8,
Countrywide Home Loan Mortgage                                                Cl A2 4.207%, 11/15/27                      1,363          1,345
   Pass Through Trust, CMO,                                                LB-UBS Commercial Mortgage
   Ser 2004-13, Cl 2A17 (H)                                                   Trust, CMBS, Ser 2004-C1, Cl A1 (H)
   5.750%, 08/25/34                            2,470          2,475           2.964%, 01/15/29                               39             39
CS First Boston Mortgage                                                   LB-UBS Commercial Mortgage
   Securities, CMBS, Ser 1997-C2,                                             Trust, CMBS, Ser 2005-C7,
   Cl D 7.270%, 01/17/35                         956            956           Cl A2 5.103%, 11/15/30                      3,200          3,131
CS First Boston Mortgage                                                   Lehman Brothers Floating Rate
   Securities, CMBS, Ser 1999-C1,                                             Commercial Mortgage Trust
   Cl A2 7.290%, 09/15/41                      2,687          2,702           144A, CMBS, Ser 2006-LLFA, Cl A1 (E)(H)
Diversified REIT Trust, 144A,                                                 2.568%, 09/15/21                            2,610          2,364
   CMBS, Ser 2000-1A, Cl C                                                 Merrill Lynch Mortgage Trust,
   6.971%, 03/08/10                            3,250          3,254           CMBS, Ser 2002-MW1, Cl A2 (H)
_____________________________________________________________________         4.929%, 07/12/34                              722            720
                                                                           _____________________________________________________________________

                                                                 146

_____________________________________________________________________     _____________________________________________________________________

                                         Face Amount                                                               Face Amount
Description                                 (000)       Value (000)       Description                                 (000)       Value (000)
_____________________________________________________________________     _____________________________________________________________________

Mortgage Related - continued                                              U.S. Government Agency Obligations - 20.8%
Merrill Lynch/Countrywide                                                 FNMA
   Commercial Mortgage Trust,                                                5.500%, 03/15/11                     $      2,400   $      2,529
   CMBS, Ser 2007-9, Cl A1                                                   5.500%, 08/01/17                            2,292          2,334
   4.277%, 09/12/49                     $      2,727   $      2,568          3.250%, 08/12/10 (H)                        3,100          3,107
MLCC Mortgage Investors, CMO,                                             FNMA TBA
   Ser 2004-1, Cl 1A (E)(H)                                                  5.500%, 10/15/23                           15,000         15,117
   5.964%, 12/25/34                            1,192          1,095       FHLMC
Morgan Stanley Capital I,                                                    3.250%, 07/16/10                            1,750          1,753
   CMBS, Ser 2003-IQ5, Cl A3                                                 3.125%, 10/25/10                            1,700          1,700
   4.710%, 04/15/38                              695            688       FHLMC Gold TBA
Morgan Stanley Capital I,                                                    6.000%, 10/15/38                            7,000          7,085
   CMBS, Ser 2004-HQ3, Cl A2                                                                                                     ______________
   4.050%, 01/13/41                            3,590          3,507
Morgan Stanley Capital I,                                                 Total U.S. Government Agency
   CMBS, Ser 2005-T19, Cl A1                                                 Obligations (Cost $33,784)                                33,625
   4.478%, 06/12/47                            1,250          1,228       _____________________________________________________________________
Protective Finance 144A,
   CMBS, Ser 2007-PLA, Cl A1                                              Corporate Bonds - 15.2%
   5.325%, 03/14/38                            1,222          1,210       Bank of America
Prudential Commercial Mortgage                                               5.375%, 08/15/11                            1,350          1,304
   Trust, CMBS, Ser 2003-PWR1,                                            Bank One
   Cl A1 3.669%, 02/11/36                        773            746          7.875%, 08/01/10                            3,000          3,076
Residential Funding Mortgage                                              General Electric Capital
   Securities I, CMO, Ser 2004-S6,                                           4.125%, 09/01/09                            5,000          4,942
   Cl 1A4 5.500%, 06/25/34                     2,901          2,893       Marshall & Ilsley
Salomon Brothers Mortgage                                                    5.626%, 08/17/09                            2,500          2,429
   Securities VII, CMBS,                                                  Principal Life Income Funding Trusts
   Ser 1999-C1, Cl A2 (E)                                                    5.150%, 06/17/11                            2,500          2,517
   7.150%, 05/18/32                               82             82       Wachovia Bank NA
Sequoia Mortgage Trust, CMO,                                                 5.800%, 12/01/08                            3,000          2,969
   Ser 2004-9, Cl A2 (E)(H)                                               Westfield Capital Ltd/WT Finance
   3.745%, 10/20/34                            1,294          1,058          Aust/WEA Finance, 144A
Sequoia Mortgage Trust, CMO,                                                 4.375%, 11/15/10                            2,410          2,346
   Ser 2004-12, Cl A1 (E)(H)                                              SBC Communications Capital, MTN,
   3.458%, 01/20/35                            1,063            931          7.000%, 10/01/12                            5,000          5,023
Structured Asset Securities, CMO,                                                                                                ______________
   Ser 2002-21A, Cl 4A1 (E)
   5.150%, 11/25/32                            2,412          2,336       Total Corporate Bonds (Cost $25,028)                         24,606
Structured Asset Securities, CMO,                                         _____________________________________________________________________
   Ser 2004-21XS, Cl 2A2 (I)(H)
   3.590%, 12/25/34                              957            955       U.S. Treasury Obligations - 13.3%
Wells Fargo Mortgage Backed                                               U.S. Treasury Notes
   Securities Trust, CMO,                                                    4.625%, 02/29/12                            4,000          4,269
   Ser 2002-18, Cl 2A4 (H)                                                   3.125%, 11/30/09                              750            761
   6.000%, 12/25/32                              955            928          2.625%, 05/31/10                            4,800          4,854
Wells Fargo Mortgage Backed                                                  2.375%, 08/31/10                            6,500          6,550
   Securities Trust, CMO,                                                    2.000%, 09/30/10                            5,000          5,002
   Ser 2005-AR3, Cl 2A1 (E)(H)                                                                                                   ______________
   4.377%, 03/25/35                            3,212          2,888
                                                       ______________     Total U.S. Treasury Obligations (Cost $21,108)               21,436
                                                                          _____________________________________________________________________
Total Mortgage Related (Cost $74,586)                        72,617
_____________________________________________________________________     Asset-Backed Securities - 14.8%
                                                                          Automobile - 1.8%
                                                                          Nissan Auto Receivables Owner
                                                                             Trust, Ser 2008-B, Cl A3
                                                                             4.460%, 04/16/12                            3,000          2,899
                                                                                                                                 ______________

                                                                          Total Automobile                                              2,899
                                                                          _____________________________________________________________________

                                                                 147

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________

                                         Face Amount
Description                             (000)/Shares    Value (000)
_____________________________________________________________________

Credit Card - 6.0%
Bank One Issuance Trust,
   Ser 2004-A6, Cl A6 (E)
   3.940%, 04/16/12                     $      3,196   $      3,176
Capital One Multi-Asset Execution
   Trust, Ser 2006-A7, Cl A7 (E)
   2.518%, 03/17/14                            1,772          1,662
Chase Issuance Trust, Ser 2005-A9,
   Cl A9 (E) 2.508%, 11/15/11                  1,660          1,637
Citibank Credit Card Issuance
   Trust, Ser 2003-A9, Cl A9 (E)
   2.890%, 11/22/10                            1,360          1,357
Citibank Credit Card Issuance
   Trust, Ser 2006-A2, Cl A2
   4.850%, 02/10/11                            1,800          1,802
                                                       ______________

Total Credit Card                                             9,634
_____________________________________________________________________

Home Equity Loans - 3.2%
Fannie Mae Whole Loan,
   Ser 2001-W4, Cl AF5 (I)(H)
   6.114%, 02/25/32                              148            137
GSAA Trust, Ser 2005-12, Cl AV1 (E)(H)
   3.337%, 09/25/35                              168            167
HFC Home Equity Loan Asset
   Backed Certificates, Ser 2006-3,
   Cl A3F (I) 5.630%, 03/20/36                 4,305          3,757
Wells Fargo Home Equity
   Trust, Ser 2004-2, Cl AI3 (E)
   3.970%, 05/25/34                            1,150          1,121
                                                       ______________

Total Home Equity Loans                                       5,182
_____________________________________________________________________

Other - 3.8%
Entergy Gulf States Reconstruction
   Funding, Ser 2007-A, Cl A1
   5.510%, 10/01/13                            3,791          3,839
Oil and Gas Royalty Trust, 144A,
   Ser 2005-1A, Cl A
   5.090%, 07/28/12                            2,402          2,380
                                                       ______________

Total Other                                                   6,219
                                                       ______________

Total Asset-Backed Securities (Cost $24,631)                 23,934
_____________________________________________________________________

Money Market Fund - 8.1%
Dreyfus Cash Management Fund,
   Institutional Class, 2.683% (A)        13,147,840         13,148
                                                       ______________

Total Money Market Fund (Cost $13,148)                       13,148
_____________________________________________________________________

Total Investments - 117.1% (Cost $192,285)                  189,366
_____________________________________________________________________

Other Assets and Liabilities, Net - (17.1)%                 (27,701)
_____________________________________________________________________

Total Net Assets - 100.0%                                  $161,665
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 149.

The accompanying notes are an integral part of the financial statements.

                                                                 148

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in the transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2008, the value of these securities amounted to $875 (000), representing 1.5% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $1,818
       (000), representing 15.3% of the net assets of the Old Mutual Dwight High Yield Fund, $3,178 (000), representing 5.3% of the net assets of the Dwight Intermediate Fixed Income Fund and $13,856 (000), representing 8.6% of the net assets of the Dwight
       Short Term Fixed Income Fund.

(A) - The rate reported represents the 7-day effective yield as of September 30, 2008.
(B) - All or a portion of this security is held as required margin for open futures contracts.
(C) - The rate reported on the Schedule of Investment represents the security's effective yield at time of purchase.
(D) - All or a portion of this security is held as cover for securities sold short.
(E) - Floating Rate Security - The rate reported represents the security's rate as of September 30, 2008.
(F) - Discount Note - the rate reported on the Schedule of Investments represents the effective yield at the time of purchase.
(G) - Tri-party repurchase agreement.
(H) - All or a portion of this security is held as cover for TBAs.
(I) - The rate shown reflects the coupon rate after the step date.
(J) - Interest Only.

ADR - American Depositary Receipt
Cl - Class
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
GNMA - Government National Mortgage Association
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
HMO - Health Maintenance Organization
ISP - Internet Service Provider
LP - Limited Partnership
MTN - Medium Term Note
R&D - Research and Development
REITs - Real Estate Investment Trusts
REMIC - Real Estate Mortgage Investment Conduit
S&L - Savings and Loan
Ser - Series
TBA - Security traded under delayed delivery commitments settling after September 30, 2008. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 149

NOTES TO SCHEDULE OF INVESTMENTS - concluded
____________________________________________________________________________________________________________________________________

Other Information:

The Funds utilize various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2008 in valuing each Fund's net assets were as follows (000):

                        Fund                                                    Level 1         Level 2      Level 3         Total
____________________________________________________________________________________________________________________________________

Old Mutual Advantage Growth Fund
   Investments                                                                 $ 55,524          $    -      $     -       $ 55,524
Old Mutual Analytic U.S. Long/Short Fund
   Investments                                                                  236,021           1,348            -        237,369
   Securities Sold Short                                                        (37,296)              -            -        (37,296)
   Futures*                                                                        (353)              -            -           (353)
Old Mutual Barrow Hanley Value Fund
   Investments                                                                  148,520               -            -        148,520
Old Mutual Columbus Circle Technology and Communication Fund
   Investments                                                                  125,162               -            -        125,162
Old Mutual Developing Growth Fund
   Investments                                                                  125,097               -            -        125,097
Old Mutual Discover Fund
   Investments                                                                   31,841               -            -         31,841
Old Mutual Focused Fund
   Investments                                                                   85,360               -            -         85,360
Old Mutual Growth Fund
   Investments                                                                  384,748               -            -        384,748
Old Mutual Heitman REIT Fund
   Investments                                                                   79,560               -            -         79,560
Old Mutual Large Cap Growth Fund
   Investments                                                                  134,067               -            -        134,067
Old Mutual Mid-Cap Fund
   Investments                                                                  116,503               -            -        116,503
Old Mutual Select Growth Fund
   Investments                                                                   80,548               -            -         80,548
Old Mutual Small Cap Fund
   Investments                                                                   30,785               -            -         30,785
Old Mutual Strategic Small Company Fund
   Investments                                                                   22,752               -            -         22,752
Old Mutual TS&W Mid-Cap Value Fund
   Investments                                                                   63,980               -            -         63,980
Old Mutual TS&W Small Cap Value Fund
   Investments                                                                   49,133               -            -         49,133
Old Mutual Barrow Hanley Core Bond Fund
   Investments                                                                    1,702          63,960            -         65,662
Old Mutual Cash Reserves Fund
   Investments                                                                        -          37,203            -         37,203
____________________________________________________________________________________________________________________________________

                                                                 150

                        Fund                                                    Level 1         Level 2      Level 3         Total
____________________________________________________________________________________________________________________________________

Old Mutual Dwight High Yield Fund
   Investments                                                                  $   427         $ 11,261     $     -        $11,688
Old Mutual Dwight Intermediate Fixed Income Fund
   Investments                                                                    3,969           55,532       2,110         61,611
   Futures*                                                                          33                -           -             33
Old Mutual Dwight Short Term Fixed Income Fund
   Investments                                                                   13,148          167,918       8,300        189,366
____________________________________________________________________________________________________________________________________

*Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).

                                                     Old Mutual Barrow            Old Mutual Dwight          Old Mutual Dwight Short
                                                   Hanley Core Bond Fund    Intermediate Fixed Income Fund   Term Fixed Income Fund
____________________________________________________________________________________________________________________________________

Balance as of March 31, 2008                               $ 390                        $2,063                        $4,391
   Realized gain                                               -                             5                             4
   Change in unrealized
      appreciation/depreciation                                -                          (171)                          (45)
   Accrued discounts/premiums                                  -                             1                             -
   Net purchases (sales)                                       -                           212                          (760)
   Transfers in and/or out of Level 3                       (390)                            -                         4,710
                                                           _____                        ______                        ______

Balance as of September 30, 2008                           $   -                        $2,110                        $8,300
____________________________________________________________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period. Refer to the Security Valuation section of Note 2 for further information.

                                                                 151

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                Old Mutual             Analytic U.S.
                                                                                           Advantage Growth Fund     Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                              $   58,100              $   268,212
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                             $   55,524              $   237,369
   Cash                                                                                                 -                       80
   Cash Deposit Held at Prime Broker                                                                    -                    1,221
   Receivable for Capital Shares Sold                                                                   -                    3,766
   Receivable for Investment Securities Sold                                                          689                        -
   Receivable for Dividends and Interest                                                               42                      277
   Receivable from Investment Adviser                                                                   7                       75
   Variation Margin on Futures Contracts                                                                -                      276
   Prepaid Expenses                                                                                     -                        7
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                 56,262                  243,071
____________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $-, $44,865, $-, $-, $-, $-)                   -                   37,296
   Payable for Management Fees                                                                         46                      209
   Payable for Capital Shares Redeemed                                                                  -                      728
   Payable for Investment Securities Purchased                                                          -                        -
   Payable to Custodian                                                                               247                        -
   Payable for Trustee Fees                                                                             7                       21
   Accrued Dividend Expense on Securities Sold Short                                                    -                       49
   Payable for Distribution and Service Fees                                                            -                        2
   Accrued Expenses                                                                                    74                      486
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                               374                   38,791
____________________________________________________________________________________________________________________________________

Net Assets                                                                                     $   55,888              $   204,280
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                            $   61,473              $   259,130
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                               (98)                      97
   Accumulated Net Realized Loss on Investments, Futures Contracts,
      Written Options and Securities Sold Short                                                    (2,911)                 (31,320)
   Net Unrealized Depreciation on Investments, Securities Sold
      Short and Futures Contracts                                                                  (2,576)                 (23,627)
____________________________________________________________________________________________________________________________________

Net Assets                                                                                     $   55,888              $   204,280
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                  N/A              $   153,548
Net Assets - Class A                                                                                  N/A                   11,445
Net Assets - Class C                                                                                  N/A                    6,193
Net Assets - Institutional Class                                                               $   55,888                   33,094
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                   N/A               13,540,668
Outstanding Shares of Beneficial Interest - Class A                                                   N/A                1,018,525
Outstanding Shares of Beneficial Interest - Class C                                                   N/A                  562,753
Outstanding Shares of Beneficial Interest - Institutional Class                                 7,642,002                2,919,306
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                   N/A              $     11.34
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                             N/A              $     11.24
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A**                                                          N/A              $     11.93
____________________________________________________________________________________________________________________________________

Net Asset Value and Offering Price Per Share - Class C††*                                             N/A              $     11.00
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                $     7.31              $     11.34
____________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization

†† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.

** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 152

____________________________________________________________________________________________________________________________________

           Old Mutual                       Old Mutual
          Barrow Hanley             Columbus Circle Technology                   Old Mutual                        Old Mutual
           Value Fund                and Communications Fund               Developing Growth Fund             Discover Value Fund
____________________________________________________________________________________________________________________________________

          $    164,906                      $  125,204                           $  130,927                        $   34,892
____________________________________________________________________________________________________________________________________

          $    148,520                      $  125,162                           $  125,097                        $   31,841
                     -                               -                                    -                                 -
                     -                               -                                    -                                 -
                 3,255                              18                                   13                                 -
                     -                           4,105                                3,430                               174
                   297                              43                                    7                                20
                    64                             116                                   70                                11
                     -                               -                                    -                                 -
                    35                              28                                   29                                 -
____________________________________________________________________________________________________________________________________

               152,171                         129,472                              128,646                            32,046
____________________________________________________________________________________________________________________________________

                     -                               -                                    -                                 -
                   114                             156                                   95                                38
                   197                             142                                  116                                 -
                10,356                           3,941                                4,022                               271
                     -                               -                                  194                               227
                     6                              14                                    6                                 1
                     -                               -                                    -                                 -
                     -                               -                                    -                                 -
                   161                             557                                  429                                 6
____________________________________________________________________________________________________________________________________

                10,834                           4,810                                4,862                               543
____________________________________________________________________________________________________________________________________

          $    141,337                      $  124,662                           $  123,784                        $   31,503
____________________________________________________________________________________________________________________________________

          $    159,645                      $2,493,125                           $  371,778                        $   36,101
                   830                            (606)                                (793)                               (1)
                (2,752)                     (2,367,815)                            (241,371)                           (1,546)
               (16,386)                            (42)                              (5,830)                           (3,051)
____________________________________________________________________________________________________________________________________

          $    141,337                      $  124,662                           $  123,784                        $   31,503
____________________________________________________________________________________________________________________________________

          $     87,201                      $  113,616                           $  106,027                               N/A
                 3,653                           1,945                                   29                               N/A
                 1,674                           1,790                                   62                               N/A
                48,809                           7,311                               17,666                        $   31,503
____________________________________________________________________________________________________________________________________

            14,791,943                       9,329,124                            8,088,650                               N/A
               621,206                         161,917                                2,259                               N/A
               291,842                         154,561                                4,972                               N/A
             8,299,313                         598,828                            1,341,761                         3,587,555
____________________________________________________________________________________________________________________________________

          $       5.90                      $    12.18                           $    13.11                               N/A
____________________________________________________________________________________________________________________________________

          $       5.88                      $    12.01                           $    12.94                               N/A
____________________________________________________________________________________________________________________________________

          $       6.24                      $    12.74                           $    13.73                               N/A
____________________________________________________________________________________________________________________________________

          $       5.74                      $    11.58                           $    12.45                               N/A
____________________________________________________________________________________________________________________________________

          $       5.88                      $    12.21                           $    13.17                        $     8.78
____________________________________________________________________________________________________________________________________

                                                                 153

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                      Old Mutual        Old Mutual
                                                                                                     Focused Fund       Growth Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                     $   92,079        $   388,005
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                    $   85,360        $   384,748
   Receivable for Capital Shares Sold                                                                        118                 91
   Receivable for Investment Securities Sold                                                               9,165              4,693
   Receivable for Dividends and Interest                                                                     158                352
   Receivable from Investment Adviser                                                                          6                 56
   Prepaid Expenses                                                                                           64                102
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                        94,871            390,042
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                                86                278
   Payable for Capital Shares Redeemed                                                                       273                217
   Payable for Investment Securities Purchased                                                             7,305              6,627
   Payable for Trustee Fees                                                                                    1                 25
   Payable for Distribution and Service Fees                                                                   1                  -
   Accrued Expenses                                                                                           18                990
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                    7,684              8,137
____________________________________________________________________________________________________________________________________

Net Assets                                                                                            $   87,187        $   381,905
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                   $   99,392        $ 1,542,903
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                      835               (599)
   Accumulated Net Realized Loss on Investments                                                           (6,321)        (1,157,142)
   Net Unrealized Appreciation (Depreciation) on Investments                                              (6,719)            (3,257)
____________________________________________________________________________________________________________________________________

Net Assets                                                                                            $   87,187        $   381,905
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                  $   61,547        $   366,241
Net Assets - Class A                                                                                       2,820                308
Net Assets - Class C                                                                                         648              1,811
Net Assets - Institutional Class                                                                          22,172             13,545
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                    3,107,777         17,459,414
Outstanding Shares of Beneficial Interest - Class A                                                      143,679             14,897
Outstanding Shares of Beneficial Interest - Class C                                                       34,132             90,804
Outstanding Shares of Beneficial Interest - Institutional Class                                        1,118,924            648,841
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                   $    19.80        $     20.98
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                             $    19.63        $     20.71
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A**                                                          $    20.83        $     21.97
____________________________________________________________________________________________________________________________________

Net Asset Value and Offering Price Per Share - Class C††*                                             $    18.99        $     19.94
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                       $    19.82        $     20.88
____________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization

†† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.

** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 154

____________________________________________________________________________________________________________________________________

                                         Old Mutual
      Old Mutual                         Large Cap                            Old Mutual                            Old Mutual
  Heitman REIT Fund                     Growth Fund                          Mid-Cap Fund                       Select Growth Fund
____________________________________________________________________________________________________________________________________

     $   63,371                          $  141,398                           $   131,065                          $    88,991
____________________________________________________________________________________________________________________________________

     $   79,560                          $  134,067                           $   116,503                          $    80,548
             58                                  11                                     2                                    1
          2,134                                 790                                 2,388                                    -
            278                                 124                                    42                                   61
              7                                  13                                    92                                   30
             10                                  54                                    36                                   27
____________________________________________________________________________________________________________________________________

         82,047                             135,059                               119,063                               80,667
____________________________________________________________________________________________________________________________________

             97                                 103                                   145                                   64
            571                                 213                                 1,014                                   65
          1,833                                   -                                 1,844                                    -
             14                                  12                                    13                                    6
              1                                   -                                     -                                    -
            161                                 244                                   366                                  407
____________________________________________________________________________________________________________________________________

          2,677                                 572                                 3,382                                  542
____________________________________________________________________________________________________________________________________

     $   79,370                          $  134,487                           $   115,681                          $    80,125
____________________________________________________________________________________________________________________________________

     $   67,042                          $  436,263                           $   148,722                          $ 1,218,501

         (1,792)                               (213)                                   (2)                                (309)
         (2,069)                           (294,232)                              (18,477)                          (1,129,624)
         16,189                              (7,331)                              (14,562)                              (8,443)
____________________________________________________________________________________________________________________________________

     $   79,370                          $  134,487                           $   115,681                          $    80,125
____________________________________________________________________________________________________________________________________

     $   61,305                          $  129,755                           $   105,107                          $    78,909
         10,390                               2,086                                   667                                  545
            684                               2,645                                   134                                  624
          6,991                                   1                                 9,773                                   47
____________________________________________________________________________________________________________________________________

      6,743,586                           8,301,214                            10,986,946                            3,750,614
      1,147,299                             135,362                                71,139                               26,219
         75,364                             177,930                                15,199                               31,163
        773,355                                  33                             1,017,828                                2,250
____________________________________________________________________________________________________________________________________

     $     9.09                          $    15.63                           $      9.57                          $     21.04
____________________________________________________________________________________________________________________________________

     $     9.06                          $    15.41                           $      9.38                          $     20.78
____________________________________________________________________________________________________________________________________

     $     9.61                          $    16.35                           $      9.95                          $     22.05
____________________________________________________________________________________________________________________________________

     $     9.07                          $    14.86                           $      8.83                          $     20.01
____________________________________________________________________________________________________________________________________

     $     9.04                          $    15.70                           $      9.60                          $     21.11
____________________________________________________________________________________________________________________________________

                                                                 155

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

___________________________________________________________________________________________________________________________________________

                                                                                                                           Old Mutual
                                                                                             Old Mutual                  Strategic Small
                                                                                           Small Cap Fund                 Company Fund
___________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                            $   31,813                    $   23,089
___________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                           $   30,785                    $   22,752
   Cash                                                                                               -                             1
   Receivable for Capital Shares Sold                                                                98                             3
   Receivable for Investment Securities Sold                                                        906                           753
   Receivable for Dividends and Interest                                                             24                            11
   Receivable from Investment Adviser                                                                20                            33
   Prepaid Expenses                                                                                  15                            19
___________________________________________________________________________________________________________________________________________

      Total Assets                                                                               31,848                        23,572
___________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                       27                            37
   Payable for Capital Shares Redeemed                                                               21                             9
   Payable for Investment Securities Purchased                                                      947                           938
   Payable to Custodian                                                                               -                             -
   Payable for Trustee Fees                                                                           3                             4
   Payable for Distribution and Service Fees                                                          -                             -
   Accrued Expenses                                                                                 141                           160
___________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                           1,139                         1,148
___________________________________________________________________________________________________________________________________________

Net Assets:                                                                                  $   30,709                    $   22,424
___________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                          $   34,899                    $   25,980
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                              85                           (59)
   Accumulated Net Realized Gain (Loss) on Investments                                           (3,247)                       (3,160)
   Net Unrealized Appreciation (Depreciation) on Investments                                     (1,028)                         (337)
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                   $   30,709                    $   22,424
___________________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                         $   30,100                    $   21,250
Net Assets - Class A                                                                                378                         1,127
Net Assets - Class C                                                                                231                            47
Net Assets - Institutional Class                                                                      -                             -
___________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                           1,221,146                     2,333,036
Outstanding Shares of Beneficial Interest - Class A                                              15,416                       126,044
Outstanding Shares of Beneficial Interest - Class C                                               9,826                         5,617
Outstanding Shares of Beneficial Interest - Institutional Class                                      11                            28
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                          $    24.65                    $     9.11
___________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                    $    24.55                    $     8.94
___________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A**                                                 $    26.05                    $     9.48
___________________________________________________________________________________________________________________________________________

Net Asset Value and Offering Price Per Share - Class C††*                                    $    23.46                    $     8.44
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*              $    24.64                    $     9.14
___________________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization

†† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.

** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                156

_____________________________________________________________________________________

     Old Mutual                       Old Mutual                      Old Mutual
    TS&W Mid-Cap                    TS&W Small Cap                   Barrow Hanley
     Value Fund                       Value Fund                    Core Bond Fund
_____________________________________________________________________________________

     $   66,796                       $   44,656                      $   67,075
_____________________________________________________________________________________

     $   63,980                       $   49,133                      $   65,662
              -                                -                               6
            197                               69                               -
            517                            2,693                           1,482
             80                               65                             422
             20                               26                              11
             13                                7                               -
_____________________________________________________________________________________

         64,807                           51,993                          67,583
_____________________________________________________________________________________

             56                               59                              41
             36                               73                               -
          1,103                            2,126                           7,687
              -                                8                               -
              7                                4                               3
              -                                -                               -
             80                              120                              38
_____________________________________________________________________________________

          1,282                            2,390                           7,769
_____________________________________________________________________________________

     $   63,525                       $   49,603                      $   59,814
_____________________________________________________________________________________

     $   69,671                       $   40,453                      $   60,805

            178                              (44)                              9
         (3,508)                           4,717                             413
         (2,816)                           4,477                          (1,413)
_____________________________________________________________________________________

     $   63,525                       $   49,603                      $   59,814
_____________________________________________________________________________________

            N/A                       $   46,596                             N/A
     $    4,814                            2,005                             N/A
          2,650                            1,002                             N/A
         56,061                              N/A                      $   59,814
_____________________________________________________________________________________

            N/A                        2,379,475                             N/A
        615,877                          104,288                             N/A
        341,676                           54,853                             N/A
      7,129,252                              N/A                       6,119,550
_____________________________________________________________________________________

            N/A                       $    19.58                             N/A
_____________________________________________________________________________________

     $     7.82                       $    19.23                             N/A
_____________________________________________________________________________________

     $     8.30                       $    20.40                             N/A
_____________________________________________________________________________________

     $     7.76                       $    18.26                             N/A
_____________________________________________________________________________________

     $     7.86                              N/A                      $     9.77
_____________________________________________________________________________________

                                                                157

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

___________________________________________________________________________________________________________________________________________

                                                                                             Old Mutual                    Old Mutual
                                                                                           Cash Reserves                   Dwight High
                                                                                               Fund                        Yield Fund
___________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                           $    37,203                    $   13,297
___________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                          $    33,303                    $   11,688
   Repurchase Agreement, at value                                                                 3,900                             -
   Cash                                                                                              54                             -
   Receivable for Capital Shares Sold                                                                50                             -
   Receivable for Investment Securities Sold                                                      1,000                             -
   Receivable for Dividends and Interest                                                             32                           260
   Receivable from Investment Adviser                                                                28                             5
   Prepaid Expenses                                                                                  44                             -
___________________________________________________________________________________________________________________________________________

      Total Assets                                                                               38,411                        11,953
___________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                       25                            16
   Payable for Capital Shares Redeemed                                                               91                             -
   Payable for Investment Securities Purchased                                                      995                             -
   Payable to Custodian                                                                               -                             -
   Payable for Trustee Fees                                                                           2                             1
   Payable for Distribution and Service Fees                                                          1                             -
   Variation Margin on Futures Contracts                                                              -                             -
   Accrued Expenses                                                                                  48                            15
___________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                           1,162                            32
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                  $    37,249                    $   11,921
___________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                         $    37,259                    $   13,948
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                               -                            (8)
   Accumulated Net Realized Gain (Loss) on Investments and Futures Contracts                        (10)                         (410)
   Net Unrealized Depreciation on Investments and Futures Contracts                                   -                        (1,609)
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                  $    37,249                    $   11,921
___________________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                        $    34,589                           N/A
Net Assets - Class A                                                                              1,057                           N/A
Net Assets - Class C                                                                              1,602                           N/A
Net Assets - Institutional Class                                                                      1                    $   11,921
___________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                          34,598,577                           N/A
Outstanding Shares of Beneficial Interest - Class A                                           1,057,612                           N/A
Outstanding Shares of Beneficial Interest - Class C                                           1,602,782                           N/A
Outstanding Shares of Beneficial Interest - Institutional Class                                     528                     1,373,916
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                         $      1.00                           N/A
___________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                   $      1.00                           N/A
___________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A                                                          N/A                           N/A
___________________________________________________________________________________________________________________________________________

Net Asset Value and Offering Price Per Share - Class C††*                                   $      1.00                           N/A
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*             $      1.00                    $     8.68
___________________________________________________________________________________________________________________________________________

  † Par Value of $0.001, unlimited authorization

 †† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

  * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.

 ** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%

*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%

N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                158

______________________________________________________

      Old Mutual                     Old Mutual
 Dwight Intermediate             Dwight Short Term
  Fixed Income Fund              Fixed Income Fund
______________________________________________________

      $   63,097                    $    192,285
______________________________________________________

      $   61,611                    $    189,366
               -                               -
               -                               -
             374                             563
               4                               -
             416                             965
              40                              30
              23                              11
______________________________________________________

          62,468                         190,935
______________________________________________________

              32                              89
             575                             497
           2,219                          22,403
              49                           6,036
               4                               8
               1                               1
              26                               -
              40                             236
______________________________________________________

           2,946                          29,270
______________________________________________________

      $   59,522                    $    161,665
______________________________________________________

      $   59,803                    $    167,074

              11                             211
           1,162                          (2,701)
          (1,454)                         (2,919)
______________________________________________________

      $   59,522                    $    161,665
______________________________________________________

      $    4,193                    $    146,585
          14,712                          10,598
           1,917                           4,378
          38,700                             104
______________________________________________________

         425,001                      14,908,809
       1,490,847                       1,077,157
         194,352                         445,566
       3,920,932                          10,589
______________________________________________________

      $     9.87                    $       9.83
______________________________________________________

      $     9.87                    $       9.84
______________________________________________________

      $    10.36**                  $      10.14***
______________________________________________________

      $     9.87                    $       9.83
______________________________________________________

      $     9.87                    $       9.82
______________________________________________________

                                                                159

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

______________________________________________________________________________________________________________________________________________

                                                                                                              Old Mutual         Old Mutual
                                                                                                              Advantage         Analytic U.S.
                                                                                                               Growth            Long/Short
                                                                                                                Fund                Fund
______________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                  $    306            $  1,555
   Interest                                                                                                          -                  79
   Less: Foreign Taxes Withheld                                                                                     (3)                  -
______________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                      303               1,634
______________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                 341                 716
   Transfer Agent Fees                                                                                               5                 223
   Distribution and Service fees:
      Class A                                                                                                        -                  18
      Class C                                                                                                        -                  40
   Professional Fees                                                                                                36                  35
   Registration and SEC Fees                                                                                         3                  55
   Custodian Fees                                                                                                    3                  51
   Printing Fees                                                                                                     2                  92
   Trustees' Fees                                                                                                    7                   9
   Dividend Expense on Securities Sold Short                                                                         -                 404
   Interest Expense on Securities Sold Short                                                                         -                 156
   Other Expenses                                                                                                    9                  16
______________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                               406               1,815
______________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                                    (5)               (252)
   Expense Reduction (1)                                                                                             -                  (3)
______________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                 401               1,560
______________________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                                    (98)                 74
______________________________________________________________________________________________________________________________________________

   Net Increase from Payment by Affiliates (2)                                                                       -                   -
   Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)                        (4,954)             (8,849)
   Net Realized Loss on Futures Contracts                                                                            -              (1,075)
   Net Realized Loss on Written Options Contracts                                                                    -                   -
   Net Change in Unrealized Depreciation on
      Investments (including Securities Sold Short)                                                             (6,277)            (25,254)
   Net Change in Unrealized Depreciation on
      Futures Contracts                                                                                              -                (485)
   Net Change in Unrealized Depreciation on Written Options Contracts                                                -                   -
______________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                                                             (11,231)            (35,663)
______________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                                                $(11,329)           $(35,589)
______________________________________________________________________________________________________________________________________________

(1) All expense reduction are for transfer agent expenses. See note 2.

(2) See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                160

____________________________________________________________________________________________________________________________

                     Old Mutual
                   Columbus Circle    Old Mutual
   Old Mutual      Technology and     Developing        Old Mutual        Old Mutual        Old Mutual        Old Mutual
 Barrow Hanley     Communications       Growth           Discover          Focused            Growth         Heitman REIT
  Value Fund            Fund             Fund           Value Fund           Fund              Fund              Fund
____________________________________________________________________________________________________________________________

     $  2,950         $    546          $    134          $   204          $  1,133           $  2,037          $ 1,838
            -                -                 -                -                 -                  -                -
           (7)             (28)               (1)               -                (3)               (27)              (3)
____________________________________________________________________________________________________________________________

        2,943              518               133              204             1,130              2,010            1,835
____________________________________________________________________________________________________________________________

          607              731               692              192               348              1,909              446
          132              577               345                3                70                940              105

            3                2                 -                -                 3                  -               14
           11                9                 -                -                 3                 12                3
           31               78                48               17                19                178               31
           49               52                50                6                39                 49               47
           14               13                 4                6                 3                 32               38
           22               63               119                1                22                124               16
           10               17                12                3                 6                 38               10
            -                -                 -                -                 -                  -                -
            -                -                 -                -                 -                  -                -
           16               18                17                6                11                 29               17
____________________________________________________________________________________________________________________________

          895            1,560             1,287              234               524              3,311              727
____________________________________________________________________________________________________________________________

         (148)            (431)             (359)             (29)              (29)              (699)            (122)
           (1)              (5)               (2)               -                 -                 (4)              (1)
____________________________________________________________________________________________________________________________

          746            1,124               926              205               495              2,608              604
____________________________________________________________________________________________________________________________

        2,197             (606)             (793)              (1)              635               (598)           1,231
____________________________________________________________________________________________________________________________

            -                -                 3                -                 -                  -                -
       (2,286)           1,113            (5,994)            (265)           (5,966)            (1,433)            (541)
            -                -                 -                -                 -                  -                -
            -             (469)                -                -                 -                  -                -

      (15,584)         (20,492)           (5,061)          (1,979)           (5,038)           (68,899)            (649)

            -                -                 -                -                 -                  -                -
            -              (24)                -                -                 -                  -                -
____________________________________________________________________________________________________________________________

      (17,870)         (19,872)          (11,052)          (2,244)          (11,004)           (70,332)          (1,190)
____________________________________________________________________________________________________________________________

     $(15,673)        $(20,478)         $(11,845)         $(2,245)         $(10,369)          $(70,930)         $    41
____________________________________________________________________________________________________________________________

                                                                161

STATEMENTS OF OPERATIONS (000) - continued
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                    Old Mutual
                                                                                                     Large Cap         Old Mutual
                                                                                                      Growth             Mid-Cap
                                                                                                       Fund               Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                         $    795           $    837
   Less: Foreign Taxes Withheld                                                                            (5)                 -
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                                             790                837
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                        673                673
   Transfer Agent Fees                                                                                    287                276
   Distribution and Service fees:
      Class A                                                                                               3                  1
      Class C                                                                                              16                  1
   Professional Fees                                                                                       51                 54
   Registration and SEC Fees                                                                               45                 61
   Custodian Fees                                                                                          10                  3
   Printing Fees                                                                                          138                 32
   Offering Costs                                                                                           -                  -
   Trustees' Fees                                                                                          14                 15
   Other Expenses                                                                                          15                 19
____________________________________________________________________________________________________________________________________

      Total Expenses                                                                                    1,252              1,135
____________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                         (247)              (292)
   Reimbursement of Other Expenses by Advisor (1)                                                           -                  -
   Expense Reduction (2)                                                                                   (2)                (3)
____________________________________________________________________________________________________________________________________

      Net Expenses                                                                                      1,003                840
____________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                          (213)                (3)
____________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Security Transactions                                                 (5,594)            (4,588)
   Net Change in Unrealized Depreciation on Investments                                               (26,475)           (10,623)
____________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                                                    (32,069)           (15,211)
____________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                                                  $(32,282)          $(15,214)
____________________________________________________________________________________________________________________________________

(1) See note 3.

(2) All expense reduction are for transfer agent expenses. See note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                162

____________________________________________________________________________________________________________________________________

                                                              Old Mutual
    Old Mutual                                                Strategic                   Old Mutual                    Old Mutual
      Select                       Old Mutual                   Small                        TS&W                          TS&W
      Growth                       Small Cap                   Company                      Mid-Cap                     Small Cap
       Fund                          Fund                        Fund                     Value Fund                    Value Fund
____________________________________________________________________________________________________________________________________

     $    328                      $   242                      $   112                     $   460                      $   298
           (4)                          (2)                          (1)                         (1)                           -
____________________________________________________________________________________________________________________________________

          324                          240                          111                         459                          298
____________________________________________________________________________________________________________________________________

          452                          171                          122                         322                          281
          328                           99                           77                          26                           55

            1                            -                            2                           5                            2
            4                            1                            -                          13                            4
           46                           12                           11                          57                           16
           42                           40                           37                          35                           27
           19                           15                           49                           6                            9
          108                            8                            7                           7                           21
            -                            -                            -                          13                            -
           12                            4                            4                           8                            5
           15                           10                            9                          17                           11
____________________________________________________________________________________________________________________________________

        1,027                          360                          318                         509                          431
____________________________________________________________________________________________________________________________________

         (393)                        (144)                        (122)                       (148)                         (93)
            -                            -                          (22)                          -                            -
           (1)                           -                            -                           -                            -
____________________________________________________________________________________________________________________________________

          633                          216                          174                         361                          338
____________________________________________________________________________________________________________________________________

         (309)                          24                          (63)                         98                          (40)
____________________________________________________________________________________________________________________________________

       (7,171)                         211                         (490)                     (1,090)                         455
      (11,396)                      (1,381)                      (1,045)                     (6,308)                      (1,161)
____________________________________________________________________________________________________________________________________

      (18,567)                      (1,170)                      (1,535)                     (7,398)                        (706)
____________________________________________________________________________________________________________________________________

     $(18,876)                     $(1,146)                     $(1,598)                    $(7,300)                     $  (746)
____________________________________________________________________________________________________________________________________

                                                                163

STATEMENTS OF OPERATIONS (000) - concluded
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

_____________________________________________________________________________________________________________________________________________

                                                                                                                                Old Mutual
                                                                   Old Mutual                                  Old Mutual         Dwight
                                                                    Barrow       Old Mutual     Old Mutual        Dwight        Short Term
                                                                    Hanley          Cash        Dwight High    Intermediate       Fixed
                                                                   Core Bond      Reserves         Yield       Fixed Income       Income
                                                                     Fund           Fund           Fund            Fund            Fund
_____________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                        $    46          $  -          $  15          $   129         $   244
   Interest                                                           1,403           510            556            1,632           3,596
_____________________________________________________________________________________________________________________________________________

      Total Investment Income                                         1,449           510            571            1,761           3,840
_____________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                      175            77             42              159             364
   Transfer Agent Fees                                                    5            57              4               34             244
   Distribution and Service fees:
      Class A                                                             -             1              -               13               6
      Class C                                                             -             7              -                7              12
   Professional Fees                                                     22            13              7               17              54
   Registration and SEC Fees                                              7            26              1               38              51
   Custodian Fees                                                         2            13              2                8               4
   Printing Fees                                                          -             6              -               24              17
   Trustees' Fees                                                         4             3              1                5              13
   Pricing Fees                                                           -             2              6               11               3
   Other Expenses                                                        12             9              3                8              16
_____________________________________________________________________________________________________________________________________________

      Total Expenses                                                    227           214             66              324             784
_____________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                        (23)          (64)           (17)            (122)           (199)
   Expense Reduction (1)                                                  -            (1)             -                -              (1)
_____________________________________________________________________________________________________________________________________________

      Net Expenses                                                      204           149             49              202             584
_____________________________________________________________________________________________________________________________________________

   Net Investment Income                                              1,245           361            522            1,559           3,256
_____________________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Security Transactions
      (including Securities Sold Short)                                 (50)           (5)          (276)            (139)            363
   Net Realized Gain on Futures Contracts                                 -             -              -              119               -
   Net Change in Unrealized Depreciation on Investments              (2,258)            -           (708)          (2,090)         (3,039)
   Net Change in Unrealized Appreciation on Futures
      Contracts                                                           -             -              -               52               -
_____________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                   (2,308)           (5)          (984)          (2,058)         (2,676)
_____________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations      $(1,063)         $356          $(462)         $  (499)        $   580
_____________________________________________________________________________________________________________________________________________

(1) All expense reduction are for transfer agent expenses. See note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                164

STATEMENT OF CASH FLOWS (000)
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

______________________________________________________________________________________________________________________

                                                                                                          Old Mutual
                                                                                                         Analytic U.S.
                                                                                                          Long/Short
                                                                                                             Fund
______________________________________________________________________________________________________________________

   Cash Flows Provided From (used in) Operating Activities:
      Interest and Dividends Received (Excludes Amortization/Accretion of $7)                             $   1,443
      Purchases of Long-term Portfolio Investments                                                         (298,633)
      Proceeds from Sales of Long-term Portfolio Investments                                                151,939
      Net Cash used for Futures Transactions                                                                 (1,261)
      Net Decrease in Short-term Investments                                                                    413
      Interest Expense Paid                                                                                    (156)
      Net Cash Provided by Securities Sold Short                                                             25,303
      Operating Expenses Paid                                                                                (1,045)
______________________________________________________________________________________________________________________

   Net Cash Used In Operating Activities                                                                   (121,997)
______________________________________________________________________________________________________________________

   Cash Flows Provided from Activities:
      Increase in Shares of Beneficial Interest Sold                                                        122,864
      Increase in Deposits with Prime Broker                                                                   (807)
______________________________________________________________________________________________________________________

   Net Cash Provided from Financing Activities                                                              122,057
______________________________________________________________________________________________________________________

   Net Increase in Cash                                                                                          60
   Cash at Beginning of Year                                                                                     20
______________________________________________________________________________________________________________________

   Cash at End of Year                                                                                    $      80
______________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Used In Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                                   $ (35,589)
______________________________________________________________________________________________________________________

   Increase in Investments                                                                                  (86,269)
   Accretion of Discount on Investments                                                                         (15)
   Amortization of Premium on Investments                                                                         8
   Decrease in Dividends and Interest Receivable                                                               (184)
   Decrease in Payable for Securities Purchased                                                                 (54)
   Increase in Variation Margin on Futures Contracts                                                           (253)
   Decrease in Prepaid Expenses                                                                                  19
   Increase in Accrued Expenses                                                                                 340
______________________________________________________________________________________________________________________

   Total Adjustments                                                                                        (86,408)
______________________________________________________________________________________________________________________

   Net Cash Used In Operating Activities                                                                  $(121,997)
______________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                165

STATEMENTS OF CHANGES IN NET ASSETS (000)

_________________________________________________________________________________________________________________________________________________

                                                                                             Old Mutual                    Old Mutual
                                                                                       Advantage Growth Fund       Analytic U.S. Long/Short Fund
_________________________________________________________________________________________________________________________________________________

                                                                                     4/1/08 to     11/19/07* to      4/1/08 to        4/1/07 to
                                                                                      9/30/08         3/31/08         9/30/08          3/31/08
                                                                                    (Unaudited)                     (Unaudited)
_________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                      $    (98)        $   (19)        $     74         $    181
   Net increase from Payment by Affiliates (2)                                              -               -                -                -
   Net Realized Gain (Loss) from Investments (including Securities Sold Short),
      Futures and Written Option Contracts                                             (4,954)          2,147           (9,924)         (10,214)
   Net Change in Unrealized Appreciation (Depreciation) on Investments,
      Futures Contracts and Written Options Contracts                                  (6,277)          3,701          (25,739)          (3,198)
_________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                    (11,329)          5,829          (35,589)         (13,231)
_________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                               -               -                -             (145)
      Advisor Class                                                                         -               -                -                -
      Class A                                                                               -               -                -              (59)
      Class C                                                                               -               -                -               (8)
      Institutional Class                                                                   -               -                -             (248)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                               -               -                -                -
      Advisor Class                                                                         -               -                -                -
      Class A                                                                               -               -                -                -
      Class C                                                                               -               -                -                -
      Class R                                                                               -               -                -                -
      Institutional Class                                                                   -               -                -                -
_________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                        -               -                -             (460)
_________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)     (11,564)         72,952          126,502          (26,958)
_________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                            (22,893)         78,781           90,913          (40,649)
_________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                              78,781               -          113,367          154,016
_________________________________________________________________________________________________________________________________________________

      End of Period                                                                  $ 55,888         $78,781         $204,280         $113,367
_________________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)             $    (98)        $     -         $     97         $     23
_________________________________________________________________________________________________________________________________________________

(1) See Note 5.

(2) See Note 2.

*   Inception Date of the Fund

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                166

_____________________________________________________________________________________________________________________________________

                                                  Old Mutual
              Old Mutual                 Columbus Circle Technology                Old Mutual                 Old Mutual
       Barrow Hanley Value Fund            and Communications Fund           Developing Growth Fund       Discover Value Fund
_____________________________________________________________________________________________________________________________________

      4/1/08 to        4/1/07 to          4/1/08 to        4/1/07 to        4/1/08 to      4/1/07 to     4/1/08 to      11/19/07* to
       9/30/08          3/31/08            9/30/08          3/31/08          9/30/08        3/31/08       9/30/08         3/31/08
     (Unaudited)                         (Unaudited)                       (Unaudited)                  (Unaudited)
_____________________________________________________________________________________________________________________________________

     $    2,197         $  2,116          $   (606)        $ (1,615)        $   (793)       $ (1,835)     $    (1)        $   (16)
              -                -                 -                2                3               -            -               -

         (2,286)          10,949               644           27,241           (5,994)          9,302         (265)         (1,191)

        (15,584)         (28,827)          (20,516)         (14,415)          (5,061)        (21,462)      (1,979)         (1,072)
_____________________________________________________________________________________________________________________________________

        (15,673)         (15,762)          (20,478)          11,213          (11,845)        (13,995)      (2,245)         (2,279)
_____________________________________________________________________________________________________________________________________

           (781)          (2,270)                -                -                -               -            -               -
              -               (2)                -                -                -               -            -               -
            (20)             (45)                -                -                -               -            -               -
            (19)             (34)                -                -                -               -            -               -
           (547)            (796)                -                -                -               -            -               -

              -          (11,779)                -                -                -               -            -               -
              -                -                 -                -                -               -            -               -
              -             (317)                -                -                -               -            -               -
              -             (424)                -                -                -               -            -               -
              -                -                 -                -                -               -            -               -
              -           (7,317)                -                -                -               -            -               -
_____________________________________________________________________________________________________________________________________

         (1,367)         (22,984)                -                -                -               -            -               -
_____________________________________________________________________________________________________________________________________

         14,940           50,959           (11,216)         (15,886)          (7,710)         (3,614)          (6)         36,033
_____________________________________________________________________________________________________________________________________

         (2,100)          12,213           (31,694)          (4,673)         (19,555)        (17,609)      (2,251)         33,754
_____________________________________________________________________________________________________________________________________

        143,437          131,224           156,356          161,029          143,339         160,948       33,754               -
_____________________________________________________________________________________________________________________________________

     $  141,337         $143,437          $124,662         $156,356         $123,784        $143,339      $31,503         $33,754
_____________________________________________________________________________________________________________________________________

     $      830         $      -          $   (606)        $      -         $   (793)       $      -      $    (1)        $     -
_____________________________________________________________________________________________________________________________________

                                                                167

STATEMENTS OF CHANGES IN NET ASSETS (000) - continued

________________________________________________________________________________________________________________________________________________

                                                                                             Old Mutual                     Old Mutual
                                                                                            Focused Fund                   Growth Fund
________________________________________________________________________________________________________________________________________________

                                                                                      4/1/08 to      4/1/07 to       4/1/08 to       4/1/07 to
                                                                                       9/30/08        3/31/08         9/30/08         3/31/08
                                                                                     (Unaudited)                    (Unaudited)
________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                       $    635        $   311        $   (598)       $ (2,417)
   Net Realized Gain (Loss) from Investments                                            (5,966)           981          (1,433)         57,559
   Net Change in Unrealized Depreciation on Investments                                 (5,038)        (3,894)        (68,899)        (27,565)
____________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                     (10,369)        (2,602)        (70,930)         27,577
____________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                -            (56)              -            (432)
      Advisor Class                                                                          -              -               -               -
      Class A                                                                                -             (4)              -               -
      Class C                                                                                -              -               -              (4)
      Class R                                                                                -              -               -               -
      Institutional Class                                                                    -           (120)              -               -
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                -           (848)              -               -
      Advisor Class                                                                          -              -               -               -
      Class A                                                                                -           (131)              -               -
      Class C                                                                                -            (20)              -               -
      Class R                                                                                -              -               -               -
      Institutional Class                                                                    -           (896)              -               -
____________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                         -         (2,075)              -            (436)
____________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)       54,531         18,644         (24,438)        (81,972)
____________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                              44,162         13,967         (95,368)        (54,831)
____________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                               43,025         29,058         477,273         532,104
____________________________________________________________________________________________________________________________________________________

      End of Period                                                                   $ 87,187        $43,025        $381,905        $477,273
____________________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)              $    835        $   200        $   (599)       $     (1)
____________________________________________________________________________________________________________________________________________________

(1) See note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                168

_________________________________________________________________________________________________________________________________________

             Old Mutual                         Old Mutual                         Old Mutual                     Old Mutual
          Heitman REIT Fund               Large Cap Growth Fund                   Mid-Cap Fund                Select Growth Fund
_________________________________________________________________________________________________________________________________________

      4/1/08 to       4/1/07 to         4/1/08 to        4/1/07 to         4/1/08 to       4/1/07 to        4/1/08 to        4/1/07 to
       9/30/08         3/31/08           9/30/08          3/31/08           9/30/08         3/31/08          9/30/08          3/31/08
     (Unaudited)                       (Unaudited)                        (Unaudited)                      (Unaudited)
_________________________________________________________________________________________________________________________________________

     $  1,231         $  1,127          $   (213)        $   (362)        $     (3)        $    234         $   (309)        $   (833)
         (541)          20,487            (5,594)           6,283           (4,588)          12,959           (7,171)          10,991
         (649)         (47,644)          (26,475)          (1,502)         (10,623)         (31,884)         (11,396)          (7,154)
_________________________________________________________________________________________________________________________________________

           41          (26,030)          (32,282)           4,419          (15,214)         (18,691)         (18,876)           3,004
_________________________________________________________________________________________________________________________________________

         (634)          (2,030)                -                -                -                -                -                -
            -             (110)                -                -                -                -                -                -
          (92)            (191)                -                -                -                -                -                -
           (4)              (3)                -                -                -                -                -                -
            -                -                 -                -                -                -                -                -
         (160)            (298)                -                -                -                -                -                -

            -          (22,700)                -                -                -          (47,713)               -                -
            -             (490)                -                -                -                -                -                -
            -           (2,768)                -                -                -             (401)               -                -
            -              (45)                -                -                -              (49)               -                -
            -                -                 -                -                -                -                -                -
            -           (4,962)                -                -                -           (3,274)               -                -
_________________________________________________________________________________________________________________________________________

         (890)         (33,597)                -                -                -          (51,437)               -                -
_________________________________________________________________________________________________________________________________________

      (23,674)         (35,366)           67,568          (17,566)         (19,552)         (33,613)          (5,621)         (17,300)
_________________________________________________________________________________________________________________________________________

      (24,523)         (94,993)           35,286          (13,147)         (34,766)        (103,741)         (24,497)         (14,296)
_________________________________________________________________________________________________________________________________________

      103,893          198,886            99,201          112,348          150,447          254,188          104,622          118,918
_________________________________________________________________________________________________________________________________________

     $ 79,370         $103,893          $134,487         $ 99,201         $115,681         $150,447         $ 80,125         $104,622
_________________________________________________________________________________________________________________________________________

     $ (1,792)        $ (2,133)         $   (213)        $      -         $     (2)        $      1         $   (309)        $      -
_________________________________________________________________________________________________________________________________________

                                                                169

STATEMENTS OF CHANGES IN NET ASSETS (000) - continued

_______________________________________________________________________________________________________________________________________________

                                                                                                                          Old Mutual
                                                                                               Old Mutual               Strategic Small
                                                                                             Small Cap Fund              Company Fund
_______________________________________________________________________________________________________________________________________________

                                                                                       4/1/08 to      4/1/07 to     4/1/08 to      4/1/07 to
                                                                                        9/30/08        3/31/08       9/30/08        3/31/08
                                                                                      (Unaudited)                  (Unaudited)
_______________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                         $    24       $    379       $   (63)       $   (69)
   Net Realized Gain (Loss) from Investments                                                211          2,077          (490)         1,531
   Net Change in Unrealized Appreciation (Depreciation) on Investments                   (1,381)        (5,010)       (1,045)        (4,191)
_______________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                       (1,146)        (2,554)       (1,598)        (2,729)
_______________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                 -           (319)            -              -
      Advisor Class                                                                           -              -             -              -
      Class A                                                                                 -              -             -              -
      Class C                                                                                 -             (1)            -              -
      Class R                                                                                 -              -             -              -
      Institutional Class                                                                     -              -             -              -
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                 -              -             -         (5,735)
      Class A                                                                                 -              -             -           (279)
      Class C                                                                                 -              -             -            (12)
      Class R                                                                                 -              -             -              -
      Institutional Class                                                                     -              -             -              -
_______________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                          -           (320)            -         (6,026)
_______________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)        (1,793)        (9,867)       (1,428)        (3,771)
_______________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                               (2,939)       (12,741)       (3,026)       (12,526)
_______________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                33,648         46,389        25,450         37,976
_______________________________________________________________________________________________________________________________________________

      End of Period                                                                     $30,709       $ 33,648       $22,424        $25,450
_______________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                $    85       $     61       $   (59)       $     4
_______________________________________________________________________________________________________________________________________________

(1) See Note 5.
 *  Inception Date of the Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                170

_________________________________________________________________________________________________________________________________________

               Old Mutual                                        Old Mutual                                       Old Mutual
              TS&W Mid-Cap                                     TS&W Small Cap                                   Barrow Hanley
               Value Fund                                        Value Fund                                     Core Bond Fund
_________________________________________________________________________________________________________________________________________

    4/1/08 to               6/4/07* to               4/1/08 to               4/1/07 to                4/1/08 to             11/19/07* to
     9/30/08                 3/31/08                  9/30/08                 3/31/08                  9/30/08                 3/31/08
   (Unaudited)                                      (Unaudited)                                      (Unaudited)
_________________________________________________________________________________________________________________________________________

     $    98                 $   117                  $   (40)                $   (316)                $ 1,245                 $   752
      (1,090)                 (2,289)                     455                   10,536                     (50)                    537
      (6,308)                  3,492                   (1,161)                 (16,377)                 (2,258)                    845
_________________________________________________________________________________________________________________________________________

      (7,300)                  1,320                     (746)                  (6,157)                 (1,063)                  2,134
_________________________________________________________________________________________________________________________________________

           -                       -                        -                        -                       -                       -
           -                       -                        -                        -                       -                       -
           -                       -                        -                        -                       -                       -
           -                       -                        -                        -                       -                       -
           -                       -                        -                        -                       -                       -
           -                     (37)                       -                        -                  (1,236)                   (747)

           -                       -                        -                   (8,067)                      -                       -
           -                       -                        -                      (75)                      -                       -
           -                       -                        -                     (109)                      -                       -
           -                       -                        -                        -                       -                       -
           -                       -                        -                        -                       -                       -
_________________________________________________________________________________________________________________________________________

           -                     (37)                       -                   (8,251)                 (1,236)                   (747)
_________________________________________________________________________________________________________________________________________

      10,124                  59,418                    2,542                   (6,652)                 15,053                  45,673
_________________________________________________________________________________________________________________________________________

       2,824                  60,701                    1,796                  (21,060)                 12,754                  47,060
_________________________________________________________________________________________________________________________________________

      60,701                       -                   47,807                   68,867                  47,060                       -
_________________________________________________________________________________________________________________________________________

     $63,525                 $60,701                  $49,603                 $ 47,807                 $59,814                 $47,060
_________________________________________________________________________________________________________________________________________

     $   178                 $    80                  $   (44)                $     (4)                $     9                 $     -
_________________________________________________________________________________________________________________________________________

                                                                171

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded

____________________________________________________________________________________________________________________________________________

                                                                                            Old Mutual                 Old Mutual
                                                                                        Cash Reserves Fund       Dwight High Yield Fund
____________________________________________________________________________________________________________________________________________

                                                                                     4/1/08 to     4/1/07 to     4/1/08 to     11/19/07* to
                                                                                      9/30/08       3/31/08       9/30/08        3/31/08
                                                                                    (Unaudited)                 (Unaudited)
____________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                $   361       $ 1,471        $   522       $  254
   Net Realized Gain (Loss) from Investments                                                 (5)            1           (276)        (120)
   Net Change in Unrealized Appreciation (Depreciation) on Investments                        -             -           (708)        (901)
____________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                          356         1,472           (462)        (767)
____________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                              (350)       (1,445)             -            -
      Advisor Class                                                                           -             -              -            -
      Class A                                                                                (5)           (8)             -            -
      Class C                                                                                (6)          (17)             -            -
      Class R                                                                                 -             -              -            -
      Institutional Class                                                                     -             -           (530)        (253)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                 -             -              -            -
      Advisor Class                                                                           -             -              -            -
      Class A                                                                                 -             -              -            -
      Class C                                                                                 -             -              -            -
      Class R                                                                                 -             -              -            -
      Institutional Class                                                                     -             -              -            -
____________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                       (361)       (1,470)          (530)        (253)
____________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)        (2,885)        7,228          4,311        9,622
____________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                               (2,890)        7,230          3,319        8,602
____________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                40,139        32,909          8,602            -
____________________________________________________________________________________________________________________________________________

      End of Period                                                                     $37,249       $40,139        $11,921       $8,602
____________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income (Distributions in Excess of)/
      (Accumulated Net Investment Loss)                                                 $     -       $     -        $    (8)      $    -
____________________________________________________________________________________________________________________________________________

(1) See Note 5.
 *  Inception date of the Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                172

____________________________________________________________________________________________________________

                         Old Mutual                                              Old Mutual
                     Dwight Intermediate                                      Dwight Short Term
                      Fixed Income Fund                                       Fixed Income Fund
____________________________________________________________________________________________________________

            4/1/08 to                  4/1/07 to                   4/1/08 to                   4/1/07 to
             9/30/08                    3/31/08                     9/30/08                     3/31/08
           (Unaudited)                                            (Unaudited)
____________________________________________________________________________________________________________

            $  1,559                    $ 1,539                    $  3,256                    $  7,264
                 (20)                     1,334                         363                         437
              (2,038)                       586                      (3,039)                        809
____________________________________________________________________________________________________________

                (499)                     3,459                         580                       8,510
____________________________________________________________________________________________________________

                 (64)                      (261)                     (2,915)                     (6,920)
                   -                          -                           -                          (7)
                (216)                       (33)                        (83)                        (46)
                 (22)                       (11)                        (46)                        (44)
                   -                          -                           -                           -
              (1,242)                    (1,236)                         (1)                          -

                   -                          -                           -                           -
                   -                          -                           -                           -
                   -                          -                           -                           -
                   -                          -                           -                           -
                   -                          -                           -                           -
                   -                          -                           -                           -
____________________________________________________________________________________________________________

              (1,544)                    (1,541)                     (3,045)                     (7,017)
____________________________________________________________________________________________________________

             (12,719)                    64,109                       1,888                     (27,718)
____________________________________________________________________________________________________________

             (14,762)                    66,027                        (577)                    (26,225)
____________________________________________________________________________________________________________

              74,284                      8,257                     162,242                     188,467
____________________________________________________________________________________________________________

            $ 59,522                    $74,284                    $161,665                    $162,242
____________________________________________________________________________________________________________

            $     11                    $    (4)                   $    211                    $      -
____________________________________________________________________________________________________________

                                                                173

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

Ratio of Net
Net Realized and Net Net Ratio Ratio Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets of Net of Gross Income
Value Investment Gains or Total from Net from Dividends Value End Expenses Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period to Average Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Net Assets* Assets^^^,* Net Assets* Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ADVANTAGE GROWTH FUND

Institutional Class (4)
2008> $ 8.67 $(0.01) $ (1.35) $(1.36) $ - $ - $ - $ - $ 7.31 (15.69)% $ 55,888 1.00% 1.01% (0.24)% 51.70%
2008 10.00 - (1.33) (1.33) - - - - 8.67 (13.30)% 78,781 1.00% 1.20% (0.06)% 69.43%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

Class Z
2008> $ 13.11 $ 0.01 $ (1.78) $(1.77) $ - $ - $ - $ - $ 11.34 (13.50)% $ 153,548 1.70%@ 1.97% 0.16% 77.54%
2008 14.20 0.03 (1.09) (1.06) (0.03) - (0.03) - 13.11 (7.47)% 46,374 1.45%@ 1.83% 0.18% 235.64%
2007 11.70 0.08 2.46 2.54 (0.04) - (0.04) - 14.20 21.74% 150,654 1.24%@ 1.56% 0.59% 171.44% (8)
2006 10.60 0.05 1.13 1.18 (0.08) - (0.08) - 11.70 11.16% 27,771 1.27%@ 1.30% 0.47% 208.15%
2005 9.84 0.06 0.77 0.83 (0.07) - (0.07) - 10.60 8.49% 55,219 1.28% 1.28% 0.57% 173.71%
2004 7.35 0.05 2.48 2.53 (0.04) - (0.04) - 9.84 34.50% 65,668 1.24% 1.25% 0.59% 267.41%

Class A
2008> $ 13.02 $(0.02) $ (1.76) $(1.78) $ - $ - $ - $ - $ 11.24 (13.67)% $ 11,445 2.01%@ 2.80% (0.24)% 77.54%
2008 14.15 (0.03) (1.05) (1.08) (0.05) - (0.05) - 13.02 (7.66)% 14,468 1.87%@ 2.75% (0.19)% 235.64%
2007 11.68 0.05 2.44 2.49 (0.02) - (0.02) - 14.15 21.33% 2,546 1.48%@ 2.47% 0.39% 171.44% (8)
2006 10.58 0.03 1.13 1.16 (0.06) - (0.06) - 11.68 10.97% 387 1.49%@ 1.54% 0.29% 208.15%
2005 9.83 0.04 0.77 0.81 (0.06) - (0.06) - 10.58 8.21% 177 1.53% 1.53% 0.38% 173.71%
2004††† 8.66 0.03 1.18 1.21 (0.04) - (0.04) - 9.83 13.95% 82 1.48% 1.49% 0.41% 267.41%

Class C
2008> $ 12.79 $(0.07) $ (1.72) $(1.79) $ - $ - $ - $ - $ 11.00 (14.00)% $ 6,193 2.77%@ 3.10% (1.02)% 77.54%
2008 13.98 (0.13) (1.04) (1.17) (0.02) - (0.02) - 12.79 (8.41)% 8,203 2.66%@ 3.10% (0.97)% 235.64%
2007 11.60 (0.06) 2.42 2.36 - - - 0.02 13.98 20.52% 816 2.24%@ 3.95% (0.45)% 171.44% (8)
2006 10.53 (0.05) 1.12 1.07 - - - - 11.60 10.16% 157 2.25%@ 2.29% (0.50)% 208.15%
2005 9.81 (0.04) 0.76 0.72 - - - - 10.53 7.34% 89 2.28% 2.28% (0.42)% 173.71%
2004††† 8.66 (0.02) 1.18 1.16 (0.01) - (0.01) - 9.81 13.41% 78 2.23% 2.24% (0.35)% 267.41%

Institutional Class
2008> $ 13.09 $ 0.01 $ (1.76) $(1.75) $ - $ - $ - $ - $ 11.34 (13.37)% $ 33,094 1.57%@ 1.69% 0.19% 77.54%
2008 14.20 0.02 (1.05) (1.03) (0.08) - (0.08) - 13.09 (7.32)% 44,322 1.47%@ 1.63% 0.18% 235.64%
2007 (2) 13.51 0.03 0.66 0.69 - - - - 14.20 5.11% - 1.01%@ 2,495.13% 0.73% 171.44% (8)
________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                174

Ratio of Net
Net Realized and Net Net Ratio Ratio Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets of Net of Gross Income
Value Investment Gains or Total from Net from Dividends Value End Expenses Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period to Average Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Net Assets* Assets^^^,* Net Assets* Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

Class Z
2008> $ 6.65 $ 0.10 $ (0.79) $(0.69) $ (0.06) $ - $ (0.06) $ - $ 5.90 (10.19)% $ 87,201 1.10% 1.28% 3.01% 8.05%
2008 8.82 0.14 (0.97) (0.83) (0.20) (1.14) (1.34) - 6.65 (11.49)% 86,801 1.10% 1.37% 1.59% 9.69%
2007 16.61 0.19 1.37 1.56 (0.21) (9.14) (9.35) - 8.82 14.03% 124,884 1.10% 1.43% 1.52% 62.56%
2006 16.65 0.09 0.68 0.77 (0.14) (0.67) (0.81) - 16.61 4.69% 311,142 1.37% 1.45% 0.51% 26.88%
2005 15.88 0.06 0.99 1.05 (0.05) (0.23) (0.28) - 16.65 6.64% 1,374,194 1.44% 1.46% 0.34% 20.03%
2004 11.84 0.05 4.07 4.12 (0.06) (0.02) (0.08) - 15.88 34.82% 1,128,195 1.48% 1.49% 0.36% 24.31%

Class A
2008> $ 6.64 $ 0.09 $ (0.79) $(0.70) $ (0.06) $ - $ (0.06) $ - $ 5.88 (10.67)% $ 3,653 1.35% 2.86% 2.71% 8.05%
2008 8.80 0.12 (0.97) (0.85) (0.17) (1.14) (1.31) - 6.64 (11.68)% 2,379 1.35% 2.38% 1.36% 9.69%
2007 16.58 0.15 1.38 1.53 (0.17) (9.14) (9.31) - 8.80 13.86% 2,806 1.35% 1.79% 1.27% 62.56%
2006 16.62 0.06 0.65 0.71 (0.08) (0.67) (0.75) - 16.58 4.34% 3,791 1.59% 1.66% 0.38% 26.88%
2005 15.86 0.02 1.00 1.02 (0.03) (0.23) (0.26) - 16.62 6.41% 5,827 1.69% 1.71% 0.12% 20.03%
2004††† 14.22 0.03 1.69 1.72 (0.06) (0.02) (0.08) - 15.86 12.07% 2,555 1.75% 1.76% 0.25% 24.31%

Class C
2008> $ 6.49 $ 0.07 $ (0.77) $(0.70) $ (0.05) $ - $ (0.05) $ - $ 5.74 (10.91)% $ 1,674 2.10% 3.59% 2.14% 8.05%
2008 8.62 0.05 (0.95) (0.90) (0.09) (1.14) (1.23) - 6.49 (12.38)% 2,567 2.10% 2.87% 0.61% 9.69%
2007 16.37 0.06 1.33 1.39 - (9.14) (9.14) - 8.62 12.78% 3,283 2.10% 2.56% 0.52% 62.56%
2006 16.46 (0.06) 0.64 0.58 - (0.67) (0.67) - 16.37 3.58% 5,988 2.35% 2.42% (0.37)% 26.88%
2005 15.80 (0.11) 1.00 0.89 - (0.23) (0.23) - 16.46 5.62% 10,143 2.44% 2.46% (0.65)% 20.03%
2004††† 14.22 (0.05) 1.69 1.64 (0.04) (0.02) (0.06) - 15.80 11.56% 3,093 2.50% 2.51% (0.48)% 24.31%

Institutional Class
2008> $ 6.63 $ 0.11 $ (0.80) $(0.69) $ (0.06) $ - $ (0.06) $ - $ 5.88 (10.45)% $ 48,809 0.90% 1.03% 3.25% 8.05%
2008 8.83 0.41 (1.25) (0.84) (0.22) (1.14) (1.36) - 6.63 (11.57)% 51,690 0.90% 1.02% 2.00% 9.69%
2007 (2) 8.69 0.05 0.09 0.14 - - - - 8.83 1.61% - 0.93% 2,546.53% 2.10% 62.56%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                175

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

Ratio of Net
Net Realized and Net Net Ratio Ratio Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets of Net of Gross Income
Value Investment Gains or Total from Net from Dividends Value End Expenses Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period to Average Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Net Assets* Assets^^^,* Net Assets* Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

Class Z
2008> $ 14.19 $(0.06) $ (1.95) $ (2.01) $ - $ - $ - $ - $ 12.18 (14.16)% $ 113,616 1.45% 1.98% (0.77)% 176.53%
2008 13.14 (0.14) 1.19 (6) 1.05 - - - - 14.19 7.99% (6) 152,823 1.45% 1.83% (0.91)% 243.11%
2007 13.04 (0.13) 0.23 0.10 - - - - 13.14 0.77% 160,833 1.45% 1.84% (1.06)% 126.47%
2006 10.40 (0.14) 2.78 2.64 - - - - 13.04 25.38% 222,617 1.59% 1.62% (1.24)% 104.99%
2005 10.77 (0.13) (0.24) (0.37) - - - - 10.40 (3.44)% 229,768 1.64% 1.64% (1.22)% 63.05%
2004 7.31 (0.14) 3.60 3.46 - - - - 10.77 47.33% 314,112 1.66% 1.67% (1.40)% 135.24%

Class A
2008> $ 14.02 $(0.07) $ (1.94) $ (2.01) $ - $ - $ - $ - $ 12.01 (14.34)% $ 1,945 1.70% 3.37% (1.04)% 176.53%
2008 13.02 (0.13) 1.13 (6) 1.00 - - - - 14.02 7.68% (6) 1,670 1.70% 3.86% (0.97)% 243.11%
2007 12.96 (0.16) 0.22 0.06 - - - - 13.02 0.46% 73 1.70% 8.11% (1.31)% 126.47%
2006 10.36 (0.17) 2.77 2.60 - - - - 12.96 25.10% 67 1.83% 1.87% (1.48)% 104.99%
2005 10.75 (0.15) (0.24) (0.39) - - - - 10.36 (3.63)% 53 1.90% 1.90% (1.47)% 63.05%
2004†† 9.69 (0.08) 1.14 1.06 - - - - 10.75 10.94% 55 1.86% 1.87% (1.56)% 135.24%

Class C
2008> $ 13.57 $(0.12) $ (1.87) $ (1.99) $ - $ - $ - $ - $ 11.58 (14.66)% $ 1,790 2.45% 3.91% (1.78)% 176.53%
2008 12.68 (0.23) 1.12 (6) 0.89 - - - - 13.57 7.02% (6) 1,863 2.45% 4.60% (1.71)% 243.11%
2007 12.72 (0.25) 0.21 (0.04) - - - - 12.68 (0.31)% 123 2.45% 6.06% (2.06)% 126.47%
2006 10.24 (0.25) 2.73 2.48 - - - - 12.72 24.22% 124 2.57% 2.61% (2.19)% 104.99%
2005 10.71 (0.23) (0.24) (0.47) - - - - 10.24 (4.39)% 53 2.65% 2.65% (2.22)% 63.05%
2004†† 9.69 (0.13) 1.15 1.02 - - - - 10.71 10.53% 55 2.61% 2.62% (2.31)% 135.24%

Institutional Class
2008> $ 14.22 $(0.05) $ (1.96) $ (2.01) $ - $ - $ - $ - $ 12.21 (14.14)% $ 7,311 1.20% 2.09% (0.66)% 176.53%
2008 13.14 (0.13) 1.21 (6) 1.08 - - - - 14.22 8.22% (6) - 1.20% 1,490.14% (0.36)% 243.11%
2007 (2) 13.02 (0.03) 0.15 0.12 - - - - 13.14 0.92% - 1.22% 2,547.92% (0.80)% 126.47%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DEVELOPING GROWTH FUND

Class Z
2008> $ 14.39 $(0.08) $ (1.20) (6) $(1.28) $ - $ - $ - $ - $ 13.11 (8.90)% (6) $ 106,027 1.30% 1.79% (1.12)% 95.86%
2008 15.79 (0.19) (1.21) (1.40) - - - - 14.39 (8.87)% 127,070 1.30% 1.62% (1.10)% 198.93%
2007 15.83 (0.16) 0.12 (0.04) - - - - 15.79 (0.25)% 160,761 1.30% 1.57% (1.08)% 221.65%
2006 12.42 (0.17) 3.58 3.41 - - - - 15.83 27.46% 182,191 1.43% 1.45% (1.23)% 157.70%
2005 12.66 (0.16) (0.08) (0.24) - - - - 12.42 (1.90)% 184,294 1.46% 1.47% (1.36)% 68.28%
2004 7.94 (0.16) 4.88 4.72 - - - - 12.66 59.45% 278,178 1.40% 1.41% (1.30)% 96.38%

Class A
2008> $ 14.22 $(0.10) $ (1.18) (6) $(1.28) $ - $ - $ - $ - $ 12.94 (9.00)% (6) $ 29 1.55% 139.32% (1.39)% 95.86%
2008 15.63 (0.15) (1.26) (1.41) - - - - 14.22 (9.02)% 10 1.55% 105.40% (0.92)% 198.93%
2007 15.71 (0.20) 0.12 (0.08) - - - - 15.63 (0.51)% 65 1.55% 8.19% (1.33)% 221.65%
2006 12.36 (0.20) 3.55 3.35 - - - - 15.71 27.10% 65 1.68% 1.70% (1.48)% 157.70%
2005 12.63 (0.19) (0.08) (0.27) - - - - 12.36 (2.14)% 51 1.71% 1.72% (1.61)% 68.28%
2004†† 12.03 (0.10) 0.70 0.60 - - - - 12.63 4.99% 53 1.62% 1.63% (1.57)% 96.38%

Class C
2008> $ 13.73 $(0.15) $ (1.13) (6) $(1.28) $ - $ - $ - $ - $ 12.45 (9.32)% (6) $ 62 2.30% 51.00% (2.07)% 95.86%
2008 15.23 (0.32) (1.18) (1.50) - - - - 13.73 (9.85)% 59 2.30% 23.71% (1.96)% 198.93%
2007 15.42 (0.30) 0.11 (0.19) - - - - 15.23 (1.23)% 122 2.30% 6.89% (2.08)% 221.65%
2006 12.22 (0.30) 3.50 3.20 - - - - 15.42 26.19% 92 2.41% 2.44% (2.21)% 157.70%
2005 12.59 (0.28) (0.09) (0.37) - - - - 12.22 (2.94)% 51 2.46% 2.47% (2.36)% 68.28%
2004†† 12.03 (0.15) 0.71 0.56 - - - - 12.59 4.66% 52 2.37% 2.38% (2.32)% 96.38%

Institutional Class
2008> $ 14.43 $(0.07) $ (1.19) (6) $(1.26) $ - $ - $ - $ - $ 13.17 (8.73)% (6) $ 17,666 1.05% 1.24% (0.88)% 95.86%
2008 15.79 (0.11) (1.25) (1.36) - - - - 14.43 (8.61)% 16,200 1.05% 1.44% (0.74)% 198.93%
2007 (2) 15.20 (0.04) 0.63 0.59 - - - - 15.79 3.88% - 1.07% 2,511.60% (0.98)% 221.65%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                176

Ratio of Net
Net Realized and Net Net Ratio Ratio Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets of Net of Gross Income
Value Investment Gains or Total from Net from Dividends Value End Expenses Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period to Average Average Net to Average Turnover
of Period (Loss)(1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Net Assets* Assets^^^,* Net Assets* Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DISCOVER VALUE FUND

Institutional Class
2008>,(4) $ 9.42 $ - $ (0.64) $(0.64) $ - $ - $ - $ - $ 8.78 (6.79)% $ 31,503 1.17% 1.34% 0.00% 84.27%
2008 (4) 10.00 - (0.58) (0.58) - - - - 9.42 (5.80)% 33,754 1.17% 1.40% (0.13)% 65.99%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

Class Z
2008> $ 21.84 $ 0.15 $ (2.19) $(2.04) $ - $ - $ - $ - $ 19.80 (9.34)% $ 61,547 1.15% 1.05% 1.35% 67.06%
2008 23.53 0.19 (0.86) (0.67) (0.06) (0.96) (1.02) - 21.84 (3.21)% 17,780 1.15% 1.36% 0.78% 97.93%
2007 20.36 0.13 3.10 3.23 (0.06) - (0.06) - 23.53 15.85% 25,555 1.15% 1.44% 0.57% 95.63%
2006 18.61 0.02 1.82 1.84 (0.09) - (0.09) - 20.36 9.88% 17,566 1.39% 1.47% 0.08% 110.47%
2005 17.19 0.07 1.35 1.42 - - - - 18.61 8.26% 19,724 1.49% 1.62% 0.42% 192.04%
2004 12.01 (0.02) 5.20 5.18 - - - - 17.19 43.13% 26,574 1.50% 1.54% (0.15)% 240.63%

Class A
2008> $ 21.68 $ 0.11 $ (2.16) $(2.05) $ - $ - $ - $ - $ 19.63 (9.46)% $ 2,820 1.40% 2.96% 0.96% 67.06%
2008 23.39 0.11 (0.83) (0.72) (0.03) (0.96) (0.99) - 21.68 (3.46)% 1,690 1.40% 2.20% 0.44% 97.93%
2007 20.29 0.12 3.03 3.15 (0.05) - (0.05) - 23.39 15.52% 3,265 1.40% 1.73% 0.50% 95.63%
2006 18.55 (0.03) 1.81 1.78 (0.04) - (0.04) - 20.29 9.59% 69 1.64% 1.72% (0.15)% 110.47%
2005 17.17 0.03 1.35 1.38 - - - - 18.55 8.04% 63 1.74% 1.87% 0.20% 192.04%
2004†† 14.79 (0.03) 2.41 2.38 - - - - 17.17 16.09% 58 1.77% 1.85% (0.36)% 240.63%

Class C
2008> $ 21.05 $ 0.02 $ (2.08) $(2.06) $ - $ - $ - $ - $ 18.99 (9.79)% $ 648 2.15% 7.53% 0.15% 67.06%
2008 22.88 (0.02) (0.84) (0.86) (0.01) (0.96) (0.97) - 21.05 (4.15)% 458 2.15% 7.37% (0.08)% 97.93%
2007 19.95 (0.07) 3.00 2.93 - - - - 22.88 14.69% 238 2.15% 5.22% (0.33)% 95.63%
2006 18.34 (0.17) 1.78 1.61 - - - - 19.95 8.78% 67 2.39% 2.47% (0.90)% 110.47%
2005 17.10 (0.10) 1.34 1.24 - - - - 18.34 7.25% 62 2.49% 2.62% (0.55)% 192.04%
2004†† 14.79 (0.09) 2.40 2.31 - - - - 17.10 15.62% 58 2.52% 2.60% (1.11)% 240.63%

Institutional Class
2008> $ 21.81 $ 0.16 $ (2.15) $(1.99) $ - $ - $ - $ - $19.82 (9.12)% $ 22,172 0.80% 0.97% 1.48% 67.06%
2008 23.54 0.29 (0.93) (0.64) (0.13) (0.96) (1.09) - 21.81 (3.12)% 23,097 0.80% 1.02% 1.46% 97.93%
2007 (2) 24.26 0.06 (0.78) (0.72) - - - - 23.54 (2.97)% - 0.83% 2,604.40% 0.91% 95.63%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                177

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL GROWTH FUND

Class Z
2008> $24.90 $(0.03) $(3.89) $(3.92) $ - $- $ - $ - $20.98 (15.74)% $366,241 1.10% 1.38% (0.25)% 58.18%
2008 23.90 (0.12) 1.14 1.02 (0.02) - (0.02) - 24.90 4.26% 474,654 1.10% 1.34% (0.44)% 95.38%
2007 23.21 (0.08) 0.77 0.69 - - - - 23.90 2.97% 531,797 1.10% 1.33% (0.36)% 93.58%
2006 18.36 (0.12) 4.97 4.85 - - - - 23.21 26.42% 655,520 1.35% 1.37% (0.61)% 102.94%
2005 18.34 (0.19) 0.21 0.02 - - - - 18.36 0.11% 714,903 1.40% 1.40% (1.16)% 36.93%
2004 13.90 (0.20) 4.64 4.44 - - - - 18.34 31.94% 986,917 1.38% 1.39% (1.16)% 163.61%

Class A
2008> $24.62 $(0.06) $(3.85) $(3.91) $ - $- $ - $ - $20.71 (15.88)% $ 308 1.35% 13.26% (0.46)% 58.18%
2008 23.70 (0.13) 1.08 0.95 (0.03) - (0.03) - 24.62 4.01% 240 1.35% 16.50% (0.53)% 95.38%
2007 23.07 (0.13) 0.76 0.63 - - - - 23.70 2.73% 96 1.35% 5.41% (0.56)% 93.58%
2006 18.29 (0.14) 4.92 4.78 - - - - 23.07 26.13% 224 1.55% 1.57% (0.67)% 102.94%
2005 18.32 (0.25) 0.22 (0.03) - - - - 18.29 (0.16)% 55 1.65% 1.65% (1.41)% 36.93%
2004†† 16.68 (0.13) 1.77 1.64 - - - - 18.32 9.83% 55 1.61% 1.62% (1.42)% 163.61%

Class C
2008> $23.79 $(0.15) $(3.70) $(3.85) $ - $- $ - $ - $19.94 (16.18)% $1,811 2.10% 3.75% (1.25)% 58.18%
2008 23.08 (0.30) 1.06 0.76 (0.05) - (0.05) - 23.79 3.25% 2,379 2.10% 4.04% (1.30)% 95.38%
2007 22.64 (0.30) 0.74 0.44 - - - - 23.08 1.94% 145 2.10% 5.91% (1.36)% 93.58%
2006 18.09 (0.30) 4.85 4.55 - - - - 22.64 25.15% 68 2.34% 2.36% (1.53)% 102.94%
2005 18.25 (0.38) 0.22 (0.16) - - - - 18.09 (0.88)% 54 2.40% 2.40% (2.16)% 36.93%
2004†† 16.68 (0.20) 1.77 1.57 - - - - 18.25 9.41% 55 2.36% 2.37% (2.17)% 163.61%

Institutional Class
2008> 24.79 $ - $(3.91) $(3.91) $ - $- $ - $ - $20.88 (15.77)% $13,545 0.95% 1.29% 0.03% 58.18%
2008 23.91 (0.19) 1.13 0.94 (0.06) - (0.06) - 24.79 3.91% - 0.95% 3,578.21% (0.75)% 95.38%
2007 (2) 23.05 (0.02) 0.88 0.86 - - - - 23.91 3.73% - 0.97% 2,515.87% (0.30)% 93.58%
_____________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 178

Ratio of Net
Net Realized and Net Net Ratio Ratio Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets of Net of Gross Income
Value Investment Gains or Total from Net from Return Dividends Value End Expenses Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital of and Redemption End Total of Period to Average Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Capital Distributions Fees of Period Return† (000) Net Assets* Assets^^^,* Net Assets* Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

Class Z
2008> $ 9.12 $ 0.12 $(0.06) $ 0.06 $(0.09) $ - $ - $(0.09) $ - $ 9.09 0.62% $ 61,305 1.25% 1.39% 2.46% 37.01%
2008 15.34 0.09 (2.85) (2.76) (0.27) (3.19) - (3.46) - 9.12 (18.90)% 68,843 1.25% 1.36% 0.71% 66.23%
2007 14.28 0.12 2.57 2.69 (0.30) (1.33) - (1.63) - 15.34 19.20% 181,763 1.25% 1.30% 0.79% 67.95%
2006 11.77 0.10 4.07 4.17 (0.19) (1.36) (0.11)(3) (1.66) - 14.28 37.47% 182,951 1.31% 1.31% 0.73% 69.95%
2005 11.66 0.30 1.01^^^^ 1.31 (0.29) (0.91) - (1.20) - 11.77 10.96% 145,088 1.31% 1.31% 2.52% 82.58%
2004 8.06 0.31 3.80 4.11 (0.34) (0.12) (0.05)(3) (0.51) - 11.66 52.08% 133,980 1.30% 1.31% 3.15% 78.20%

Class A
2008> $ 9.08 $ 0.10 $(0.04) $ 0.06 $(0.08) $ - $ - $(0.08) $ - $ 9.06 0.62% $ 10,390 1.50% 1.91% 2.23% 37.01%
2008 15.34 0.29 (3.07) (2.78) (0.29) (3.19) - (3.48) - 9.08 (19.05)% 10,438 1.50% 1.64% 3.14% 66.23%
2007 14.28 0.08 2.57 2.65 (0.26) (1.33) - (1.59) - 15.34 18.89% 389 1.50% 2.71% 0.56% 67.95%
2006 11.77 0.07 4.07 4.14 (0.16) (1.36) (0.11)(3) (1.63) - 14.28 37.16% 267 1.56% 1.56% 0.54% 69.95%
2005 11.66 0.27 1.01^^^^ 1.28 (0.26) (0.91) - (1.17) - 11.77 10.70% 68 1.56% 1.56% 2.27% 82.58%
2004†† 9.84 0.14 2.02 2.16 (0.20) (0.12) (0.02)(3) (0.34) - 11.66 22.35% 61 1.56% 1.57% 2.63% 78.20%

Class C
2008> $ 9.11 $ 0.07 $(0.05) $ 0.02 $(0.06) $ - $ - $(0.06) $ - $ 9.07 0.16% $ 684 2.25% 10.38% 1.63% 37.01%
2008 15.32 (0.01) (2.87) (2.88) (0.14) (3.19) - (3.33) - 9.11 (19.69)% 294 2.25% 10.88% (0.10)% 66.23%
2007 14.25 - 2.54 2.54 (0.14) (1.33) - (1.47) - 15.32 18.07% 388 2.25% 3.35% (0.03)% 67.95%
2006 11.75 (0.04) 4.08 4.04 (0.07) (1.36) (0.11)(3) (1.54) - 14.25 36.17% 533 2.31% 2.31% (0.28)% 69.95%
2005 11.65 0.18 1.01^^^^ 1.19 (0.18) (0.91) - (1.09) - 11.75 9.88% 236 2.31% 2.31% 1.54% 82.58%
2004†† 9.84 0.03 2.09 2.12 (0.17) (0.12) (0.02)(3) (0.31) - 11.65 21.90% 156 2.30% 2.31% 0.63% 78.20%

Institutional Class
2008> $ 9.06 $ 0.13 $(0.05) $ 0.08 $(0.10) $ - $ - $(0.10) $ - $ 9.04 0.89% $ 6,991 0.95% 1.31% 2.77% 37.01%
2008 15.34 0.32 (3.07) (2.75) (0.34) (3.19) - (3.53) - 9.06 (18.85)% 24,318 0.95% 1.26% 3.98% 66.23%
2007 (2) 15.00 0.10 0.40 0.50 (0.16) - - (0.16) - 15.34 3.37% - 0.96% 2,435.56% 2.22% 67.95%
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                179

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

Class Z
2008> $18.91 $(0.02) $(3.26) $(3.28) $ - $ - $ - $ - $15.63 (17.35)% $129,755 1.25% 1.51% (0.25)% 16.48%
2008 18.28 (0.06) 0.69 0.63 - - - - 18.91 3.45% 94,245 1.25% 1.68% (0.31)% 112.65%
2007 17.78 (0.08) 0.58 0.50 - - - - 18.28 2.81% 111,341 1.25% 1.51% (0.44)% 157.06%
2006 14.03 (0.14) 3.89 3.75 - - - - 17.78 26.73% 140,148 1.41% 1.44% (0.90)% 128.58%
2005 15.12 (0.09) (1.00) (1.09) - - - - 14.03 (7.21)% 153,215 1.46% 1.46% (0.64)% 41.95%
2004 11.35 (0.17) 3.94 3.77 - - - - 15.12 33.22% 217,059 1.46% 1.47% (1.24)% 73.65%

Class A
2008> $18.69 $(0.05) $(3.23) $(3.28) $ - $ - $ - $ - $15.41 (17.55)% $ 2,086 1.50% 2.98% (0.51)% 16.48%
2008 18.11 (0.10) 0.68 0.58 - - - - 18.69 3.20% 2,002 1.50% 3.31% (0.51)% 112.65%
2007 17.66 (0.12) 0.57 0.45 - - - - 18.11 2.55% 660 1.50% 2.78% (0.67)% 157.06%
2006 13.97 (0.17) 3.86 3.69 - - - - 17.66 26.41% 84 1.64% 1.68% (1.05)% 128.58%
2005 15.10 (0.13) (1.00) (1.13) - - - - 13.97 (7.48)% 52 1.71% 1.71% (0.88)% 41.95%
2004†† 13.31 (0.12) 1.91 1.79 - - - - 15.10 13.45% 57 1.70% 1.71% (1.56)% 73.65%

Class C
2008> $18.07 $(0.11) $(3.10) $(3.21) $ - $ - $ - $ - $14.86 (17.76)% $ 2,645 2.25% 3.37% (1.26)% 16.48%
2008 17.65 (0.23) 0.65 0.42 - - - - 18.07 2.38% 2,954 2.25% 3.41% (1.25)% 112.65%
2007 17.34 (0.25) 0.56 0.31 - - - - 17.65 1.79% 226 2.25% 5.00% (1.45)% 157.06%
2006 13.82 (0.29) 3.81 3.52 - - - - 17.34 25.47% 110 2.41% 2.44% (1.84)% 128.58%
2005 15.05 (0.24) (0.99) (1.23) - - - - 13.82 (8.17)% 62 2.46% 2.46% (1.60)% 41.95%
2004†† 13.31 (0.17) 1.91 1.74 - - - - 15.05 13.07% 57 2.45% 2.46% (2.31)% 73.65%

Institutional Class
2008> $18.96 $ - $(3.26) $(3.26) $ - $ - $ - $ - $15.70 (17.19)% $ 1 0.95% 5,791.31% 0.01% 16.48%
2008 18.29 (0.01) 0.68 0.67 - - - - 18.96 3.66% - 0.95% 3,758.64% (0.05)% 112.65%
2007(2) 18.33 (0.01) (0.03) (0.04) - - - - 18.29 (0.22)% - 0.97% 2,564.04% (0.16)% 157.06%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                180

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL MID-CAP FUND

Class Z
2008> $10.80 $ - $(1.23) $(1.23) $ - $ - $ - $ - $ 9.57 (11.39)% $105,107 1.20% 1.57% (0.02)% 48.97%
2008 16.39 0.02 (1.34) (1.32) - (4.27) (4.27) - 10.80 (11.26)% 138,161 1.20% 1.41% 0.11% 119.16%
2007 19.46 (0.08) 1.11 1.03 - (4.10) (4.10) - 16.39 7.91% 247,662 1.20% 1.38% (0.45)% 99.00%
2006 17.97 (0.05) 3.09 3.04 (0.01) (1.54) (1.55) - 19.46 17.52% 403,953 1.32% 1.35% (0.25)% 81.91%
2005 17.93 (0.03) 1.73 1.70 - (1.66) (1.66) - 17.97 9.59% 455,657 1.33% 1.33% (0.18)% 116.71%
2004 12.29 (0.07) 5.71 5.64 - - - - 17.93 45.89% 452,530 1.37% 1.38% (0.47)% 143.80%

Class A
2008> $10.60 $(0.01) $(1.21) $(1.22) $ - $ - $ - $ - $ 9.38 (11.51)% $ 667 1.45% 6.87% (0.22)% 48.97%
2008 16.20 (0.03) (1.30) (1.33) - (4.27) (4.27) - 10.60 (11.49)% 672 1.45% 3.65% (0.20)% 119.16%
2007 19.32 (0.12) 1.10 0.98 - (4.10) (4.10) - 16.20 7.66% 150 1.45% 3.77% (0.71)% 99.00%
2006 17.88 (0.09) 3.07 2.98 - (1.54) (1.54) - 19.32 17.23% 199 1.58% 1.60% (0.49)% 81.91%
2005 17.90 (0.07) 1.71 1.64 - (1.66) (1.66) - 17.88 9.26% 258 1.58% 1.58% (0.39)% 116.71%
2004††† 14.59 (0.08) 3.39 3.31 - - - - 17.90 22.69% 191 1.62% 1.63% (0.69)% 143.80%

Class C
2008> $10.00 $(0.05) $(1.12) $(1.17) $ - $ - $ - $ - $ 8.83 (11.70)% $ 134 2.20% 21.06% (0.98)% 48.97%
2008 15.63 (0.13) (1.23) (1.36) - (4.27) (4.27) - 10.00 (12.15)% 170 2.20% 12.22% (0.91)% 119.16%
2007 18.92 (0.24) 1.05 0.81 - (4.10) (4.10) - 15.63 6.82% 337 2.20% 3.76% (1.44)% 99.00%
2006 17.66 (0.23) 3.03 2.80 - (1.54) (1.54) - 18.92 16.41% 290 2.31% 2.34% (1.25)% 81.91%
2005 17.82 (0.18) 1.68 1.50 - (1.66) (1.66) - 17.66 8.50% 169 2.33% 2.33% (1.01)% 116.71%
2004††† 14.59 (0.16) 3.39 3.23 - - - - 17.82 22.14% 92 2.37% 2.38% (1.43)% 143.80%

Institutional Class
2008> $10.82 $ 0.01 $(1.23) $(1.22) $ - $ - $ - $ - $ 9.60 (11.28)% $ 9,773 1.00% 1.34% 0.21% 48.97%
2008 16.40 0.03 (1.34) (1.31) - (4.27) (4.27) - 10.82 (11.19)% 11,444 1.00% 1.73% 0.26% 119.16%
2007(2) 16.09 (0.01) 0.32 0.31 - - - - 16.40 1.93% - 1.03% 2,523.01% (0.25)% 99.00%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL SELECT GROWTH FUND

Class Z
2008> $26.00 $(0.08) $(4.88) $(4.96) $ - $ - $ - $ - $21.04 (19.08)% $ 78,909 1.25% 1.92% (0.60)% 99.31%
2008 25.56 (0.20) 0.64 0.44 - - - - 26.00 1.72% 102,722 1.25% 1.69% (0.67)% 173.62%
2007 24.63 (0.14) 1.07 0.93 - - - - 25.56 3.78% 118,721 1.25% 1.61% (0.58)% 201.17%
2006 19.95 (0.20) 4.88 4.68 - - - - 24.63 23.46% 150,145 1.46% 1.51% (0.93)% 157.84%
2005 20.91 (0.26) (0.70) (0.96) - - - - 19.95 (4.59)% 163,617 1.53% 1.53% (1.28)% 141.68%
2004 15.71 (0.28) 5.48 5.20 - - - - 20.91 33.10% 231,034 1.52% 1.53% (1.44)% 179.85%

Class A
2008> $25.71 $(0.11) $(4.82) $(4.93) $ - $ - $ - $ - $20.78 (19.18)% $ 545 1.50% 6.95% (0.85)% 99.31%
2008 25.33 (0.23) 0.61 0.38 - - - - 25.71 1.50% 1,105 1.50% 9.81% (0.92)% 173.62%
2007 24.47 (0.21) 1.07 0.86 - - - - 25.33 3.51% 133 1.50% 5.23% (0.88)% 201.17%
2006 19.87 (0.25) 4.85 4.60 - - - - 24.47 23.15% 63 1.71% 1.76% (1.14)% 157.84%
2005 20.88 (0.31) (0.70) (1.01) - - - - 19.87 (4.84)% 51 1.78% 1.78% (1.52)% 141.68%
2004†† 19.43 (0.18) 1.63 1.45 - - - - 20.88 7.46% 54 1.76% 1.77% (1.68)% 179.85%

Class C
2008> $24.85 $(0.20) $(4.64) $(4.84) $ - $ - $ - $ - $20.01 (19.48)% $ 624 2.25% 7.19% (1.60)% 99.31%
2008 24.68 (0.43) 0.60 0.17 - - - - 24.85 0.69% 680 2.25% 9.00% (1.67)% 173.62%
2007 24.01 (0.38) 1.05 0.67 - - - - 24.68 2.79% 64 2.25% 8.93% (1.59)% 201.17%
2006 19.65 (0.41) 4.77 4.36 - - - - 24.01 22.19% 62 2.46% 2.51% (1.90)% 157.84%
2005 20.80 (0.46) (0.69) (1.15) - - - - 19.65 (5.53)% 51 2.53% 2.53% (2.27)% 141.68%
2004†† 19.43 (0.26) 1.63 1.37 - - - - 20.80 7.05% 54 2.51% 2.52% (2.43)% 179.85%

Institutional Class
2008> $26.05 $(0.04) $(4.90) $(4.94) $ - $ - $ - $ - $21.11 (18.96)% $ 47 0.95% 43.35% (0.32)% 99.31%
2008 25.57 (0.09) 0.57 0.48 - - - - 26.05 1.88% 115 0.95% 128.14% (0.38)% 173.62%
2007 (2) 25.49 (0.03) 0.11 0.08 - - - - 25.57 0.31% - 0.97% 2,563.60% (0.49)% 201.17%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                181

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL SMALL CAP FUND

Class Z
2008> $25.62 $ 0.02 $(0.99) $(0.97) $ - $ - $ - $ - $24.65 (3.79)% $ 30,100 1.25% 1.77% 0.15% 69.89%
2008 27.90 0.27 (2.31) (2.04) (0.24) - (0.24) - 25.62 (7.41)% 33,135 1.25% 1.65% 0.92% 117.94%
2007 25.05 (0.10) 2.95 2.85 - - - - 27.90 11.38% 46,005 1.25% 1.67% (0.41)% 104.61%
2006 22.16 (0.07) 2.96 2.89 - - - - 25.05 13.04% 49,868 1.44% 1.65% (0.32)% 116.13%
2005 20.29 (0.20) 2.07 1.87 - - - - 22.16 9.22% 60,556 1.50% 1.61% (1.01)% 98.18%
2004 13.27 (0.15) 7.17 7.02 - - - - 20.29 52.90% 102,497 1.50% 1.56% (0.84)% 116.57%

Class A
2008> $25.56 $(0.01) $(1.00) $(1.01) $ - $ - $ - $ - $24.55 (3.95)% $ 378 1.50% 14.28% (0.10)% 69.89%
2008 27.67 0.13 (2.24) (2.11) - - - - 25.56 (7.63)% 293 1.50% 12.21% 0.50% 117.94%
2007 24.90 (0.16) 2.93 2.77 - - - - 27.67 11.12% 166 1.50% 4.65% (0.64)% 104.61%
2006 22.08 (0.12) 2.94 2.82 - - - - 24.90 12.77% 98 1.68% 1.89% (0.53)% 116.13%
2005 20.27 (0.25) 2.06 1.81 - - - - 22.08 8.93% 78 1.75% 1.86% (1.23)% 98.18%
2004†† 16.80 (0.11) 3.58 3.47 - - - - 20.27 20.65% 60 1.74% 1.83% (1.16)% 116.57%

Class C
2008> $24.51 $(0.11) $(0.94) $(1.05) $ - $ - $ - $ - $23.46 (4.28)% $ 231 2.25% 18.10% (0.85)% 69.89%
2008 26.94 (0.09) (2.14) (2.23) (0.20) - (0.20) - 24.51 (8.34)% 220 2.25% 12.90% (0.32)% 117.94%
2007 24.44 (0.34) 2.84 2.50 - - - - 26.94 10.23% 212 2.25% 5.88% (1.37)% 104.61%
2006 21.84 (0.29) 2.89 2.60 - - - - 24.44 11.90% 79 2.44% 2.64% (1.29)% 116.13%
2005 20.19 (0.40) 2.05 1.65 - - - - 21.84 8.17% 71 2.50% 2.61% (1.98)% 98.18%
2004†† 16.80 (0.18) 3.57 3.39 - - - - 20.19 20.18% 60 2.49% 2.58% (1.91)% 116.57%

Institutional Class
2008> $25.60 $ 0.03 $(0.99) $(0.96) $ - $ - $ - $ - $24.64 (3.75)% $ - 1.10% 11,174.70% 0.24% 69.89%
2008 27.91 0.25 (2.28) (2.03) (0.28) - (0.28) - 25.60 (7.38)% - 1.10% 3,857.33% 0.88% 117.94%
2007 (2) 26.66 (0.02) 1.27 1.25 - - - - 27.91 4.69% - 1.12% 2,504.37% (0.31)% 104.61%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                182

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

Class Z
2008> $ 9.78 $(0.02) $(0.65) $(0.67) $ - $ - $ - $ - $ 9.11 (6.85)% $21,250 1.35% 2.13% (0.47)% 101.89%
2008 13.47 (0.03) (0.96) (0.99) - (2.70) (2.70) - 9.78 (11.00)% 24,156 1.35% 1.74% (0.19)% 142.78%
2007 17.43 (0.12) 0.33 0.21 - (4.17) (4.17) - 13.47 5.12% 35,712 1.35% 1.63% (0.84)% 160.24%
2006 14.47 (0.13) 3.09 2.96 - - - - 17.43 20.46% 48,107 1.46% 1.54% (0.82)% 148.73%
2005 13.68 (0.16) 0.95 0.79 - - - - 14.47 5.77% 51,156 1.50% 1.61% (1.17)% 80.38%
2004 8.72 (0.14) 5.10 4.96 - - - - 13.68 56.88% 69,838 1.50% 1.60% (1.14)% 96.80%

Class A
2008> $ 9.61 $(0.04) $(0.63) $(0.67) $ - $ - $ - $ - $ 8.94 (6.97)% $ 1,127 1.60% 4.49% (0.73)% 101.89%
2008 13.31 (0.06) (0.94) (1.00) - (2.70) (2.70) - 9.61 (11.22)% 1,261 1.60% 3.03% (0.49)% 142.78%
2007 17.31 (0.14) 0.31 0.17 - (4.17) (4.17) - 13.31 4.88% 1,296 1.60% 2.13% (1.08)% 160.24%
2006 14.41 (0.16) 3.06 2.90 - - - - 17.31 20.12% 233 1.70% 1.78% (1.00)% 148.73%
2005 13.66 (0.19) 0.94 0.75 - - - - 14.41 5.49% 62 1.75% 1.86% (1.42)% 80.38%
2004††† 11.72 (0.13) 2.07 1.94 - - - - 13.66 16.55% 65 1.75% 1.87% (1.43)% 96.80%

Class C
2008> $ 9.11 $(0.07) $(0.60) $(0.67) $ - $ - $ - $ - $ 8.44 (7.35)% $ 47 2.35% 78.17% (1.43)% 101.89%
2008 12.84 (0.11) (0.92) (1.03) - (2.70) (2.70) - 9.11 (11.89)% 33 2.35% 41.41% (0.89)% 142.78%
2007 16.97 (0.24) 0.28 0.04 - (4.17) (4.17) - 12.84 4.07% 96 2.35% 7.29% (1.83)% 160.24%
2006 14.23 (0.28) 3.02 2.74 - - - - 16.97 19.26% 81 2.46% 2.54% (1.81)% 148.73%
2005 13.59 (0.29) 0.93 0.64 - - - - 14.23 4.71% 68 2.50% 2.61% (2.16)% 80.38%
2004††† 11.72 (0.19) 2.06 1.87 - - - - 13.59 15.96% 58 2.50% 2.62% (2.18)% 96.80%

Institutional Class
2008> $ 9.80 $(0.02) $(0.64) $(0.66) $ - $ - $ - $ - $ 9.14 (6.73)% $ - 1.10% 9,366.82% (0.30)% 101.89%
2008 13.48 - (0.98) (0.98) - (2.70) (2.70) - 9.80 (10.92)% - 1.10% 3,635.24% (0.02)% 142.78%
2007 (2) 12.93 (0.03) 0.58 0.55 - - - - 13.48 4.25% - 1.12% 2,509.06% (0.69)% 160.24%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                183

FINANCIAL HIGHLIGHTS -- continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

Class A
2008> $ 8.69 $ - $(0.87) $(0.87) $ - $ - $ - $ - $ 7.82 (10.01)% $ 4,814 1.40% 3.00% 0.05% 52.38%
2008 (5) 10.00 0.01 (1.32) (1.31) - - - - 8.69 (13.10)% 2,340 1.40% 3.69% 0.17% 66.60%

Class C
2008> $ 8.64 $(0.03) $(0.85) $(0.88) $ - $ - $ - $ - $ 7.76 (10.19)% $ 2,650 2.15% 3.95% (0.76)% 52.38%
2008 (5) 10.00 (0.04) (1.32) (1.36) - - - - 8.64 (13.60)% 1,935 2.15% 3.86% (0.54)% 66.60%

Institutional Class
2008> $ 8.72 $0.02 $(0.88) $(0.86) $ - $ - $ - $ - $ 7.86 (9.86)% $ 56,061 1.00% 1.31% 0.35% 52.38%
2008 (5) 10.00 0.04 (1.31) (1.27) (0.0) - (0.01) - 8.72 (12.75)% 56,426 1.00% 1.10% 0.57% 66.60%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

Class Z
2008> $19.76 $(0.01) $(0.17) $(0.18) $ - $ - $ - $ - $19.58 (0.91)% $ 46,596 1.30% 1.54% (0.13)% 44.07%
2008 26.30 (0.13) (2.52) (2.65) - (3.89) (3.89) - 19.76 (11.53)% 45,862 1.30% 1.49% (0.51)% 40.37%
2007 28.15 (0.14) 2.48 2.34 - (4.19) (4.19) - 26.30 8.80% 67,029 1.30% 1.45% (0.53)% 35.43%
2006 25.20 (0.15) 5.57 5.42 - (2.47) (2.47) - 28.15 22.69% 68,271 1.46% 1.47% (0.56)% 41.45%
2005 20.80 (0.16) 4.97 4.81 - (0.41) (0.41) - 25.20 23.23% 91,746 1.50% 1.54% (0.68)% 27.69%
2004^ 16.12 (0.05) 4.89 4.84 - (0.16) (0.16) - 20.80 30.16% 25,553 1.50% 1.73% (0.42)% 27.33%

Class A
2008> $19.43 $(0.03) $(0.17) $(0.20) $ - $ - $ - $ - $19.23 (1.03)% $ 2,005 1.55% 3.75% (0.30)% 44.07%
2008 25.99 (0.16) (2.51) (2.67) - (3.89) (3.89) - 19.43 (11.75)% 1,137 1.55% 4.57% (0.71)% 40.37%
2007 27.93 (0.21) 2.46 2.25 - (4.19) (4.19) - 25.99 8.54% 856 1.55% 2.17% (0.78)% 35.43%
2006 25.08 (0.21) 5.53 5.32 - (2.47) (2.47) - 27.93 22.39% 975 1.70% 1.71% (0.81)% 41.45%
2005 20.76 (0.22) 4.95 4.73 - (0.41) (0.41) - 25.08 22.88% 833 1.76% 1.78% (0.93)% 27.69%
2004††† 16.20 (0.08) 4.80 4.72 - (0.16) (0.16) - 20.76 29.26% 198 1.75% 1.99% (0.68)% 27.33%

Class C
2008> $18.50 $(0.10) $(0.14) $(0.24) $ - $ - $ - $ - $18.26 (1.30)% $ 1,002 2.30% 5.91% (1.07)% 44.07%
2008 25.11 (0.35) (2.37) (2.72) - (3.89) (3.89) - 18.50 (12.39)% 808 2.30% 4.74% (1.51)% 40.37%
2007 27.32 (0.40) 2.38 1.98 - (4.19) (4.19) - 25.11 7.71% 982 2.30% 2.79% (1.54)% 35.43%
2006 24.76 (0.40) 5.43 5.03 - (2.47) (2.47) - 27.32 21.48% 1,139 2.45% 2.47% (1.56)% 41.45%
2005 20.65 (0.40) 4.92 4.52 - (0.41) (0.41) - 24.76 21.99% 1,016 2.51% 2.52% (1.69)% 27.69%
2004††† 16.20 (0.18) 4.79 4.61 - (0.16) (0.16) - 20.65 28.58% 153 2.50% 2.74% (1.43)% 27.33%
 ______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                184

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

Institutional Class
2008> $10.19 $0.21 $(0.42) $(0.21) $(0.21) $ - $(0.21) $ - $ 9.77 (2.07)% $59,814 0.70% 0.78% 4.27% 85.51%
2008(4) 10.00 0.17 0.19 0.36 (0.17) - (0.17) - 10.19 3.58% 47,060 0.70% 0.95% 4.68% 70.77%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CASH RESERVES FUND

Class Z
2008> $ 1.00 $0.01 $ - $ 0.01 $(0.01) $ - $(0.01) $ - $ 1.00 0.96% $34,589 0.73% 0.94% 1.92% n/a
2008 1.00 0.04 - 0.04 (0.04) - (0.04) - 1.00 4.18% 37,542 0.73% 0.99% 4.11% n/a
2007 1.00 0.04 - 0.04 (0.04) - (0.04) - 1.00 4.56% 32,909 0.73% 0.94% 4.47% n/a
2006 1.00 0.03 - 0.03 (0.03) - (0.03) - 1.00 2.96% 34,503 0.84% 0.85% 2.88% n/a
2005 1.00 0.01 - 0.01 (0.01) - (0.01) - 1.00 0.91% 41,720 0.82% 0.83% 0.87% n/a
2004 1.00 - - - - - - - 1.00 0.32% 53,905 0.88% 0.89% 0.32% n/a

Class A
2008> $ 1.00 $0.01 $ - $ 0.01 $(0.01) $ - $(0.01) $ - $ 1.00 0.83% $ 1,057 0.98% 4.80% 1.68% n/a
2008 (7) 1.00 0.02 0.01 0.03 (0.03) - (0.03) - 1.00 3.05% 907 0.98% 7.21% 2.99% n/a

Class C
2008> $ 1.00 $ - $ - $ - $ - $ - $ - - $ 1.00 0.46% $ 1,602 1.73% 3.01% 0.92% n/a
2008 (7) 1.00 0.02 - 0.02 (0.02) - (0.02) - 1.00 2.51% 1,689 1.73% 3.59% 2.79% n/a

Institutional Class
2008> $ 1.00 $0.01 $ - $ 0.01 $(0.01) $ - $(0.01) $ - $ 1.00 1.05% $ 1 0.73% 2,401.96% 1.88% n/a
2008 (7) 1.00 0.03 0.01 0.04 (0.04) - (0.04) - 1.00 3.54% 1 0.73% 1,509.12% 3.96% n/a
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT HIGH YIELD FUND

Institutional Class

2008> $ 9.29 $0.41 $(0.61) $(0.20) $(0.41) $ - $(0.41) $ - $ 8.68 (2.34)% $11,921 0.80% 1.08% 8.64% 23.53%
2008 (4) 10.00 0.36 (0.69) (0.33) (0.38) - (0.38) - 9.29 (3.39)% 8,602 0.80% 1.86% 10.90% 10.78%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 185

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 (UNAUDITED)

Ratio Ratio of Net
Net Realized and Net Net of Net Ratio of Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets Expenses Gross Income
Value Investment Gains or Total from Net from Dividends Value End to Average Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital and Redemption End Total of Period Net Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Distributions Fees of Period Return† (000) Assets* Assets^^^,* Net Assets* Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

Class Z
2008> $10.17 $0.23 $(0.31) $(0.08) $(0.22) $ - $(0.22) $ - $ 9.87 (0.78)% $ 4,193 0.58% 3.72% 4.47% 102.06%
2008 10.09 0.50 0.04 0.54 (0.46) - (0.46) - 10.17 5.50% 2,721 0.82% 1.79% 4.64% 277.91%
2007 9.97 0.46 0.12 0.58 (0.46) - (0.46) - 10.09 5.99% 7,574 0.85% 1.60% 4.62% 462.98%
2006 10.12 0.39 (0.12) 0.27 (0.40) (0.02) (0.42) - 9.97 2.70% 7,620 0.85% 1.74% 3.88% 435.30%
2005 10.30 0.35 0.03 0.38 (0.36) (0.20) (0.56) - 10.12 3.72% 7,302 0.85% 2.05% 3.38% 350.28%
2004^^ 10.00 0.23 0.38 0.61 (0.23) (0.08) (0.31) - 10.30 6.19% 6,377 0.85% 2.36% 3.33% 258.83%

Class A
2008> $10.18 $0.21 $(0.30) $(0.09) $(0.22) $ - $(0.22) $ - $ 9.87 (0.94)% $14,712 0.83% 1.30% 4.23% 102.06%
2008 10.09 0.43 0.10 0.53 (0.44) - (0.44) - 10.18 5.37% 808 1.04% 4.71% 4.40% 277.91%
2007 9.97 0.44 0.12 0.56 (0.44) - (0.44) - 10.09 5.78% 590 1.10% 3.68% 4.41% 462.98%
2006 10.12 0.37 (0.13) 0.24 (0.37) (0.02) (0.39) - 9.97 2.45% 56 1.10% 2.00% 3.63% 435.30%
2005 10.30 0.32 0.03 0.35 (0.33) (0.20) (0.53) - 10.12 3.46% 55 1.10% 2.30% 3.13% 350.28%
2004††† 10.00 0.21 0.38 0.59 (0.21) (0.08) (0.29) - 10.30 6.00% 53 1.10% 2.60% 3.05% 258.83%

Class C
2008> $10.17 $0.17 $(0.30) $(0.13) $(0.17) $ - $(0.17) $ - $ 9.87 (1.26)% $ 1,917 1.58% 3.64% 3.46% 102.06%
2008 10.09 0.32 0.12 0.44 (0.36) - (0.36) - 10.17 4.51% 1,102 1.70% 7.92% 3.74% 277.91%
2007 9.98 0.36 0.11 0.47 (0.36) - (0.36) - 10.09 4.84% 93 1.85% 7.98% 3.63% 462.98%
2006 10.12 0.29 (0.11) 0.18 (0.30) (0.02) (0.32) - 9.98 1.78% 55 1.85% 2.73% 2.90% 435.30%
2005 10.29 0.24 0.05 0.29 (0.26) (0.20) (0.46) - 10.12 2.79% 68 1.85% 3.05% 2.38% 350.28%
2004††† 10.00 0.16 0.37 0.53 (0.16) (0.08) (0.24) - 10.29 5.36% 66 1.85% 3.37% 2.37% 258.83%

Institutional Class
2008> $10.17 $0.23 $(0.31) $(0.08) $(0.22) $ - $(0.22) $ - $ 9.87 (0.76)% $38,700 0.50% 0.64% 4.48% 102.06%
2008 10.09 0.43 0.16 0.59 (0.51) - (0.51) - 10.17 6.04% 69,653 0.54% 0.58% 4.75% 277.91%
2007 (2) 10.10 0.14 - 0.14 (0.15) - (0.15) - 10.09 1.36% - 0.58% 2,560.19% 5.21% 462.98%
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 186

Ratio of Net
Net Realized and Net Net Ratio Ratio Investment
Asset Net Unrealized Dividends Distributions Total Asset Assets of Net of Gross Income
Value Investment Gains or Total from Net from Return Dividends Value End Expenses Expenses to (Loss) Portfolio
Beginning Income (Losses) from Investment Capital of and Redemption End Total of Period to Average Average Net to Average Turnover
of Period (Loss) (1) on Securities Operations Income Gains Capital Distributions Fees of Period Return† (000) Net Assets* Assets^^^,* Net Assets* Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

Class Z
2008> $ 9.98 $0.20 $(0.16) $0.04 $(0.19) $ - $ - $(0.19) $ - $ 9.83 0.37% $ 146,585 0.70% 0.89% 4.04% 128.51%
2008 9.90 0.42 0.06 0.48 (0.40) - (0.40) - 9.98 4.90% 158,524 0.70% 0.87% 4.15% 188.14%
2007 9.77 0.37 0.12 0.49 (0.36) - - (0.36) - 9.90 5.14% 187,897 0.70% 0.91% 3.74% 163.81%
2006 9.81 0.30 (0.03) 0.27 (0.31) - - (0.31) - 9.77 2.74% 254,300 0.74% 0.93% 3.01% 196.42%
2005 10.00 0.21 (0.11)# 0.10 (0.25) (0.04) - (0.29) - 9.81 1.02%< 392,118 0.83% 1.17% 2.08% 400.26%
2004 10.00 0.29 0.04 0.33 (0.29) - (0.04) (0.33) - 10.00 3.38% 1,424,238 1.00% 1.30% 2.87% 257.21%

Class A
2008> $ 9.99 $0.19 $(0.15) $0.04 $(0.19) $ - $ - $(0.19) $ - $ 9.84 0.35% $ 10,598 0.95% 1.88% 3.82% 128.51%
2008 9.90 0.39 0.08 0.47 (0.38) - (0.38) - 9.99 4.80% 1,104 0.95% 2.75% 3.86% 188.14%
2007 9.77 0.34 0.13 0.47 (0.34) - - (0.34) - 9.90 4.88% 58 0.95% 8.65% 3.50% 163.81%
2006 9.82 0.27 (0.04) 0.23 (0.28) - - (0.28) - 9.77 2.38% 53 0.99% 1.17% 2.79% 196.42%
2005 10.00 0.21 (0.13)# 0.08 (0.22) (0.04) - (0.26) - 9.82 0.87%< 52 1.05% 1.39% 2.12% 400.26%
2004††† 10.00 0.17 0.03 0.20 (0.17) - (0.03) (0.20) - 10.00 1.99% 51 1.25% 1.52% 2.52% 257.21%

Class C
2008> $ 9.98 $0.16 $(0.16) $ - $(0.15) $ - $ - $(0.15) $ - $ 9.83 0.01% $ 4,378 1.45% 2.59% 3.30% 128.51%
2008 9.90 0.30 0.11 0.41 (0.33) - (0.33) - 9.98 4.21% 2,589 1.45% 2.73% 3.43% 188.14%
2007 9.77 0.29 0.13 0.42 (0.29) - - (0.29) - 9.90 4.36% 55 1.45% 9.27% 3.00% 163.81%
2006 9.82 0.23 (0.05) 0.18 (0.23) - - (0.23) - 9.77 1.87% 52 1.49% 1.67% 2.29% 196.42%
2005 10.00 0.16 (0.13)# 0.03 (0.17) (0.04) - (0.21) - 9.82 0.36%< 51 1.55% 1.89% 1.62% 400.26%
2004††† 10.00 0.14 0.02 0.16 (0.13) - (0.03) (0.16) - 10.00 1.65% 51 1.75% 2.02% 2.02% 257.21%

Institutional Class
2008> $ 9.97 $0.21 $(0.16) $0.05 $(0.20) $ - $ - $(0.20) $ - $ 9.82 0.47% $ 104 0.55% 102.91% 4.25% 128.51%
2008 9.90 0.42 0.07 0.49 (0.42) - (0.42) - 9.97 5.07% 25 0.55% 566.32% 4.60% 188.14%
2007(2) 9.87 0.12 0.03 0.15 (0.12) - - (0.12) - 9.90 1.48% - 0.56% 2,553.82% 4.30% 163.81%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________________

n/a	Not Applicable	1	Per share amounts for the year or period are calculated based on average outstanding shares.

*	Ratios for periods of less than one year have been annualized.	2	Class commenced operations on December 20, 2006.

†	Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.	3
Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

		4	The Old Mutual Advantage Growth Fund, Old Mutual Discover Value Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund commenced operations on November 19, 2007.

††	Class A and Class C shares commenced operations on September 30, 2003.
		5	The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.
†††	Class A and Class C shares commenced operations on July 31, 2003.
		6	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
^	The Old Mutual TS&W Small Cap Value Fund commenced operations on July 25, 2003.
		7	Class A, Class C and Institutional Class shares commenced operations on June 4, 2007.
^^	The Old Mutual Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

^^^	See Note 10.

^^^^	In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.	8
Ratio has been revised to present a corrected calculation. A higher turnover rate increases transaction costs (e.g. brokerage commissions) and increases realized gains and  losses. There were no changes in the net realized gains and losses as reported in the March 31, 2007 annual report as a result of the corrected calculation.

#	The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per share.	@	Impact of dividend expense, prior to contractual reimbursement, for Old Mutual Analytic U.S. Long/Short Fund as a ratio of expenses to average net assets:

>	For the six-month period ended September 30, 2008.	Institutional
Class Z Class A Class C Class
<
A percentage of the total return consists of a payment from the Advisor. Excluding the payment by affiliate the total return would have been 0.30%, 0.15%, and (0.35)% for Class Z, Class A, and Class C, respectively.

________________________________________________________________________________
2008>          0.42%           0.48%        0.49%           0.50%
2008           0.26%           0.27%        0.27%           0.26%
2007           0.16%           0.16%        0.16%           0.13%
2006           0.25%           0.25%        0.25%            n/a
2005            n/a             n/a          n/a             n/a
2004            n/a             n/a          n/a             n/a
________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 187

NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Advantage Growth Fund (the "Advantage Growth Fund"), the Old Mutual Analytic U.S. Long/Short
Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual
Columbus Circle Technology and Communications Fund (the "Columbus Circle Technology and Communications Fund"), the Old Mutual
Developing Growth Fund (the "Developing Growth Fund"), the Old Mutual Discover Value Fund (the "Discover Value Fund"), the Old
Mutual Focused Fund (the "Focused Fund"), the Old Mutual Growth Fund (the "Growth Fund"), the Old Mutual Heitman REIT Fund (the
"Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund" and formerly named Old Mutual Large Cap
Growth Concentrated Fund), the Old Mutual Mid-Cap Fund (the "Mid-Cap Fund"), the Old Mutual Select Growth Fund (the "Select Growth
Fund"), the Old Mutual Small Cap Fund (the "Small Cap Fund"), the Old Mutual Strategic Small Company Fund (the "Strategic Small
Company Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap Value Fund"), the Old Mutual TS&W Small Cap Value Fund
(the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley Core Bond Fund (the "Barrow Hanley Core Bond Fund"), the Old Mutual
Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight High Yield Fund (the "Dwight High Yield Fund"), the Old Mutual
Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old Mutual Dwight Short Term Fixed
Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and, collectively, the "Funds". The TS&W Mid-Cap Value Fund commenced operations on June 4, 2007. The Advantage Growth Fund, Discover Value Fund, Barrow Hanley Core Bond Fund and Dwight High
Yield Fund commenced operations on November 19, 2007.

Effective April 28, 2008, the Focused Fund acquired all of the assets and liabilities of the Old Mutual Large Cap Fund (the "Large
Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Large Cap Fund at a meeting of shareholders held on
April 22, 2008. The reclassification of Large Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The Focused Fund issued 2,810 (000) shares (valued at $62,894 (000)) for the 4,093 (000) shares outstanding in the Old
Mutual Large Cap Fund as of the close of business on April 25, 2008. The net assets of the Focused Fund and Large Cap Fund immediately before the acquisition were $44,361 (000) and $62,894 (000), respectively. Large Cap Fund's net unrealized depreciation of $(56) (000) was combined with that of the Focused Fund. Immediately after the acquisition, the combined net assets were $107,255
(000).

Effective April 28, 2008, the Old Mutual Large Cap Growth Concentrated Fund acquired all of the assets and liabilities of the Old
Mutual Large Cap Growth Fund pursuant to a Plan of Reorganization approved by shareholders of the Old Mutual Large Cap Growth Fund at a meeting of shareholders held on April 22, 2008. The reclassification of Old Mutual Large Cap Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Old Mutual Large Cap Growth Concentrated Fund issued 3,843 (000)
shares (valued at $76,631 (000)) for 3,039 (000) shares outstanding in the Old Mutual Large Cap Growth Fund as of the close of business on April 25, 2008. The net assets of the Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Large Cap Growth Fund
immediately before the acquisition were $103,801 (000) and $76,631 (000), respectively. Old Mutual Large Cap Growth Fund's net unrealized appreciation of $10,905 (000) was combined with that of the Old Mutual Large Cap Growth Concentrated Fund. Immediately
after the acquisition, the combined net assets were $180,432 (000). Effective April 29, 2008, the name of the Old Mutual Large Cap
Growth Concentrated Fund was changed to the "Old Mutual Large Cap Growth Fund."

On September 21, 2007, the Advisor Class shares of the following funds were liquidated: Analytic U.S. Long/Short Fund, Barrow Hanley
Value Fund, Columbus Circle Technology and Communications Fund, Developing Growth Fund, Focused Fund, Growth Fund, Large Cap Growth
Fund, Select Growth Fund, Small Cap Fund and Dwight Intermediate Fixed Income Fund. The assets were distributed ratably among the
Advisor Class shareholders on that date. On November 27, 2007, the remaining Advisor Class shares of the Strategic Small Company
Fund were liquidated.

On September 21, 2007, the Advisor Class shares of the Heitman REIT Fund and Dwight Short Term Fixed Income Fund were reclassified as Class A shares of the same Fund. As a result, each outstanding Advisor Class share received Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Class shares so reclassified. Certain Advisor
Class shareholders of the Mid-Cap Fund were reclassified as Class A shares on September 21, 2007 and the remaining assets were liquidated on November 27, 2007.

On December 11, 2007, Class R shares of the following funds were liquidated: Analytic U.S. Long/Short Fund, Barrow Hanley Value
Fund, Columbus Circle Technology and Communications Fund, Developing Growth Fund, Focused Fund, Growth Fund, Heitman REIT Fund,
Large Cap Growth Fund, Mid-Cap Fund, Select Growth Fund, Small Cap Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, Cash
Reserves Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. The assets were distributed ratably among the Class R shareholders on that date.

Shareholders may purchase shares of the Funds (except the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund,
Dwight High Yield Fund, TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund) through four separate classes, Class Z, Class A,
Class C and Institutional Class shares. Shareholders may purchase Institutional Class shares of the Advantage Growth Fund, Barrow
Hanley Core Bond Fund, Discover Value Fund and Dwight High Yield Fund. Shareholders may purchase Class Z, Class A and Class C shares of the TS&W Small Cap Value Fund and Class A, Class C and Institutional Class shares of the TS&W Mid-Cap Value Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow
Hanley Value Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Large Cap Growth Fund and Cash Reserves Fund,
which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each
Fund's investment objective, policies and investment strategies.

                                                                 189

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (the "Valuation Time") or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.
For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a
Valuation Committee (the "Committee"). Some of the more common reasons that may necessitate that a security be valued using Fair
Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or
the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the
Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value
("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser")
determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements, ("SFAS
157"), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. The aggregate value by input level, as of September 30, 2008, for the Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Notes to Schedule of
Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

                                                                 190

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight High
Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT
Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond Fund, Cash
Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.
This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation"
above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)   market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit an amount of cash or other liquid assets equal to the cost of such futures contract
(less any related margin deposits) with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.
Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

                                                                 191

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Offering Costs - All offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of September 30, 2008, no funds have any remaining offering costs to amortize.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.
Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class).
The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Wrapper Agreements - Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into wrapper agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital
Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

                                                                 192

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund
received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital, Inc. ("Liberty Ridge"), the
Fund's previous adviser. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

Payments by Affiliates - For the year ended March 31, 2008, Columbus Circle Investors reimbursed $2 (000) to the Columbus Circle
Technology and Communications Fund as a result of a trading error. For the six-month period ended September 30, 2008, Copper Rock
Capital Partners, LLC reimbursed $3 (000) to the Developing Growth Fund as a result of a trading error.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee for the benefit of the remaining shareholders by crediting Paid-in Capital. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the six-month period ended September
30, 2008, redemptions fees of $1 (000) and $3 (000) were collected by the Heitman REIT Fund (Class Z) and Dwight Short Term Fixed
Income Fund (Class A), respectively. There were no other material redemption fee amounts collected by the Funds.

                                                                 193

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group
(UK) Limited, which is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by
Liberty Ridge and administrative services were provided by Old Mutual Fund Services to all Funds then in existence. In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Adviser has agreed to fee breakpoints for each
Fund as set forth in the tables below:

                                                                       Management Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                     $0 to     $300 million  $500 million   $750 million  $1.0 billion   $1.5 billion
                                   less than   to less than  to less than   to less than  to less than   to less than  $2.0 billion
Fund                             $300 million  $500 million  $750 million   $1.0 billion  $1.5 billion   $2.0 billion   or greater
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund        0.80%         0.75%         0.70%         0.65%         0.60%         0.55%          0.50%
Columbus Circle Technology and
   Communications Fund               0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
Developing Growth Fund               0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
Focused Fund                         0.75%         0.70%         0.65%         0.60%         0.55%         0.50%          0.45%
Growth Fund                         0.825%        0.775%        0.725%        0.675%        0.625%        0.575%         0.525%
Heitman REIT Fund                    0.90%         0.85%         0.80%         0.75%         0.70%         0.65%          0.60%
Large Cap Growth Fund                0.85%         0.80%         0.75%         0.70%         0.65%         0.60%          0.55%
Mid-Cap Fund                         0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
Select Growth Fund                   0.90%         0.85%         0.80%         0.75%         0.70%         0.65%          0.60%
Small Cap Fund                       1.00%         0.95%         0.90%         0.85%         0.80%         0.75%          0.70%
Strategic Small Company Fund         0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%
TS&W Small Cap Value Fund            1.10%         1.05%         1.00%         0.95%         0.90%         0.85%          0.80%
Cash Reserves Fund                   0.40%        0.375%         0.35%        0.325%         0.30%        0.275%          0.25%
Dwight Intermediate Fixed
   Income Fund                       0.45%        0.425%         0.40%        0.375%         0.35%        0.325%          0.30%
Dwight Short Term Fixed Income Fund  0.45%        0.425%         0.40%        0.375%         0.35%        0.325%          0.30%
____________________________________________________________________________________________________________________________________

                                                                       Management Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                                                $0 to less          $500 million to          $1.0 billion
                                                             than $500 million   less than $1.0 billion       or greater
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                              0.85%                0.825%                   0.80%
Barrow Hanley Core Bond Fund                                       0.60%                0.575%                   0.55%
Discover Value Fund                                                1.10%                1.075%                   1.05%
Dwight High Yield Fund                                             0.70%                0.675%                   0.65%
TS&W Mid-Cap Value Fund                                            0.95%                0.90%                    0.85%
____________________________________________________________________________________________________________________________________

                                                                       Management Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                           $0 to less           $1.0 billion to          $1.5 billion to          $2.0 billion
                                       than $1.0 billion    less than $1.5 billion   less than $2.0 billion        or greater
____________________________________________________________________________________________________________________________________

Barrow Hanley Value Fund                     0.85%                  0.80%                   0.75%                    0.70%
____________________________________________________________________________________________________________________________________

                                                                 194

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses through July 31, 2009 to the extent necessary to limit the total annual operating expenses to a specified percentage of the Funds' average daily net assets. The expense limitations are as follows:

                                  Class        Fund      Total                                        Class          Fund      Total
                                 Expense      Expense   Expense                                      Expense        Expense   Expense
                                  Limit        Limit     Limit                                        Limit          Limit     Limit
___________________________________________________________________  __________________________________________________________________

Analytic U.S. Long/Short Fund                                        Mid-Cap Fund
   Class Z                        0.20%        0.90%     1.10%          Class Z                       0.20%          1.00%     1.20%
   Class A                        0.45%        0.90%     1.35%          Class A                       0.45%          1.00%     1.45%
   Class C                        1.20%        0.90%     2.10%          Class C                       1.20%          1.00%     2.20%
   Institutional Class            0.00%        0.90%     0.90%          Institutional Class           0.00%          1.00%     1.00%
___________________________________________________________________  __________________________________________________________________

Barrow Hanley Value Fund                                             Select Growth Fund
   Class Z                        0.20%        0.90%     1.10%          Class Z                       0.30%          0.95%     1.25%
   Class A                        0.45%        0.90%     1.35%          Class A                       0.55%          0.95%     1.50%
   Class C                        1.20%        0.90%     2.10%          Class C                       1.30%          0.95%     2.25%
   Institutional Class            0.00%        0.90%     0.90%          Institutional Class           0.00%          0.95%     0.95%
___________________________________________________________________  __________________________________________________________________

Columbus Circle Technology and Communications Fund                   Small Cap Fund
   Class Z                        0.40%        1.05%     1.45%          Class Z                       0.15%          1.10%     1.25%
   Class A                        0.65%        1.05%     1.70%          Class A                       0.40%          1.10%     1.50%
   Class C                        1.40%        1.05%     2.45%          Class C                       1.15%          1.10%     2.25%
   Institutional Class            0.15%        1.05%     1.20%          Institutional Class           0.00%          1.10%     1.10%
___________________________________________________________________  __________________________________________________________________

Developing Growth Fund                                               Strategic Small Company Fund
   Class Z                        0.28%        1.02%     1.30%          Class Z                       0.25%          1.10%     1.35%
   Class A                        0.53%        1.02%     1.55%          Class A                       0.50%          1.10%     1.60%
   Class C                        1.28%        1.02%     2.30%          Class C                       1.25%          1.10%     2.35%
   Institutional Class            0.03%        1.02%     1.05%          Institutional Class           0.00%          1.10%     1.10%
___________________________________________________________________  __________________________________________________________________

Focused Fund                                                         TS&W Mid-Cap Value Fund
   Class Z                        0.35%        0.80%     1.15%          Class A                       0.40%          1.00%     1.40%
   Class A                        0.60%        0.80%     1.40%          Class C                       1.15%          1.00%     2.15%
   Class C                        1.35%        0.80%     2.15%          Institutional Class           0.00%          1.00%     1.00%
   Institutional Class            0.00%        0.80%     0.80%       __________________________________________________________________
___________________________________________________________________
                                                                     TS&W Small Cap Value Fund
Growth Fund                                                             Class Z                       0.15%          1.15%     1.30%
   Class Z                        0.225%       0.875%    1.10%          Class A                       0.40%          1.15%     1.55%
   Class A                        0.475%       0.875%    1.35%          Class C                       1.15%          1.15%     2.30%
   Class C                        1.225%       0.875%    2.10%       __________________________________________________________________
   Institutional Class            0.075%       0.875%    0.95%
___________________________________________________________________  Cash Reserves Fund
                                                                        Class Z                       0.28%          0.45%     0.73%
Heitman REIT Fund                                                       Class A                       0.53%          0.45%     0.98%
   Class Z                        0.30%        0.95%     1.25%          Class C                       1.28%          0.45%     1.73%
   Class A                        0.55%        0.95%     1.50%          Institutional Class           0.28%          0.45%     0.73%
   Class C                        1.30%        0.95%     2.25%       __________________________________________________________________
   Institutional Class            0.00%        0.95%     0.95%
___________________________________________________________________  Dwight Intermediate Fixed Income Fund
                                                                        Class Z                       0.08%          0.50%     0.58%
Large Cap Growth Fund                                                   Class A                       0.33%          0.50%     0.83%
   Class Z                        0.30%        0.95%     1.25%          Class C                       1.08%          0.50%     1.58%
   Class A                        0.55%        0.95%     1.50%          Institutional Class           0.00%          0.50%     0.50%
   Class C                        1.30%        0.95%     2.25%       __________________________________________________________________
   Institutional Class            0.00%        0.95%     0.95%
___________________________________________________________________  Dwight Short Term Fixed Income Fund
                                                                          Class Z                     0.17%          0.53%     0.70%
                                                                          Class A                     0.42%          0.53%     0.95%
                                                                          Class C                     0.92%          0.53%     1.45%
                                                                          Institutional Class         0.02%          0.53%     0.55%
                                                                     __________________________________________________________________

                                                                 195

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                             Total Institutional Class Expense Limit
____________________________________________________________________________________________________________________________________

Advantage Growth Fund*                                                                                        1.00%
Barrow Hanley Core Bond Fund*                                                                                 0.70%
Discover Value Fund*                                                                                          1.17%
Dwight High Yield Fund*                                                                                       0.80%
____________________________________________________________________________________________________________________________________

* Fund commenced operations on November 19, 2007.

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund, Dwight High Yield Fund and TS&W Mid-Cap
Value Fund), no reimbursement by a Fund will be made through December 31, 2008, unless: (i) the Fund's assets exceed $75 million;
(ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. Old Mutual Capital and Liberty Ridge agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006. As of September 30, 2008, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                         Expires         Expires          Expires           Expires
Fund                                                 March 31, 2009   March 31, 2010   March 31, 2011    March 31, 2012     Total
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                     $  -           $   -             $ 48              $ 14          $   62
Analytic U.S. Long/Short Fund                                -             119              611               271           1,001
Barrow Hanley Value Fund                                     -             681              379               148           1,208
Columbus Circle Technology and
   Communications Fund                                      50             694              707               431           1,882
Developing Growth Fund                                      28             440              590               359           1,417
Discover Value Fund                                          -               -               29                29              58
Focused Fund                                                 -              46              135                77             258
Growth Fund                                                 79           1,288            1,351               699           3,417
Heitman REIT Fund                                            -              49              234               135             418
Large Cap Growth Fund                                       35             321              534               247           1,137
Mid-Cap Fund                                               105             571              505               292           1,473
Select Growth Fund                                          67             467              593               393           1,520
Small Cap Fund                                              43             202              238               144             627
Strategic Small Company Fund                                23             131              198               144             496
TS&W Mid-Cap Value Fund                                      -               -               70               148             218
TS&W Small Cap Value Fund                                   10             105              150                93             358
Barrow Hanley Core Bond Fund                                 -               -               40                23              63
Cash Reserves Fund                                           3              67              129                64             263
Dwight High Yield Fund                                       -               -               23                19              42
Dwight Intermediate Fixed Income Fund                       16              74              130               122             342
Dwight Short Term Fixed Income Fund                         56             482              363               199           1,100
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

During the six-month period ended September 30, 2008, the Adviser was reimbursed approximately $9 (000), $19 (000), $48 (000), $13
(000) and $2 (000) by the Advantage Growth, Analytic U.S. Long/Short Fund, Focused Fund, Heitman REIT Fund and Dwight High Yield
Fund, respectively, for previously waived fees.

                                                                 196

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each
Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund and Discover Value Fund, and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Advantage Growth Fund, Developing Growth Fund, Large Cap Growth Fund
and Select Growth Fund, and the Adviser entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield").
Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. - The Trust, on behalf of the Barrow Hanley Core Bond Fund, Barrow Hanley Value Fund and
Discover Value Fund, and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow
Hanley"). Barrow Hanley is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Columbus Circle Investors - The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Adviser entered into a sub-advisory agreement with Columbus Circle Investors ("Columbus Circle").

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Developing Growth Fund and Strategic Small Company Fund, and the
Adviser entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and
Dwight Short Term Fixed Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset Management Company LLC
("Dwight"). Dwight is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Small Cap Fund and Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Liberty Ridge Capital, Inc. - The Trust, on behalf of the Focused Fund, Mid-Cap Fund, Small Cap Fund and Strategic Small Company
Fund, and the Adviser entered into a sub-advisory agreement with Liberty Ridge. Liberty Ridge is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Munder Capital Management - The Trust, on behalf of the Growth Fund, and the Adviser entered into a sub-advisory agreement with
Munder Capital Management ("Munder").

Provident Investment Counsel, LLC - The Trust, on behalf of the Advantage Growth Fund, and the Adviser entered into a sub-advisory agreement with Provident Investment Counsel, LLC ("Provident"). Provident is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thomson Horstmann & Bryant, Inc. - The Trust, on behalf of the Discover Value Fund, and the Adviser entered into a sub-advisory agreement with Thomson Horstmann & Bryant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual
Capital.

Thompson Siegel & Walmsley, LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the Adviser
entered into sub-advisory agreements with Thompson Siegel & Walmsley, LLC ("TS&W"). TS&W is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Turner Investment Partners, LLC - The Trust, on behalf of the Growth Fund, Large Cap Growth Fund and Select Growth Fund, and the
Adviser entered into a sub-advisory agreement with Turner Investment Partners, LLC ("Turner").

Wellington Management Company, LLP - The Trust, on behalf of the Cash Reserves Fund, and the Adviser entered into a sub-advisory agreement with Wellington Management Company, LLP ("Wellington").

                                                                 197

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Discover Value Fund, Growth Fund, Cash Reserves Fund and Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                           Sub-Advisory Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                   $0 to      $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion
                                 less than    to less than   to less than   to less than   to less than   to less than  $2.0 billion
Fund                            $300 million  $500 million   $750 million   $1.0 billion   $1.5 billion   $2.0 billion   or greater
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund      0.45%         0.40%          0.35%           0.30%          0.25%          0.20%        0.15%
Columbus Circle Technology and
   Communications Fund             0.60%         0.55%          0.50%           0.45%          0.40%          0.35%        0.30%
Developing Growth Fund             0.60%         0.55%          0.50%           0.45%          0.40%          0.35%        0.30%
Focused Fund                       0.40%         0.35%          0.30%           0.25%          0.20%          0.15%        0.10%
Heitman REIT Fund                  0.55%         0.50%          0.45%           0.40%          0.35%          0.30%        0.25%
Large Cap Growth Fund              0.50%         0.45%          0.40%           0.35%          0.30%          0.25%        0.20%
Mid-Cap Fund                       0.60%         0.55%          0.50%           0.45%          0.40%          0.35%        0.30%
Select Growth Fund                 0.55%         0.50%          0.45%           0.40%          0.35%          0.30%        0.25%
Small Cap Fund                     0.65%         0.60%          0.55%           0.50%          0.45%          0.40%        0.35%
Strategic Small Company Fund       0.60%         0.55%          0.50%           0.45%          0.40%          0.35%        0.30%
TS&W Small Cap Value Fund          0.75%         0.70%          0.65%           0.60%          0.55%          0.50%        0.45%
Dwight Short Term Fixed
   Income Fund                     0.20%        0.175%          0.15%          0.125%          0.10%         0.075%        0.05%
____________________________________________________________________________________________________________________________________

                                                           Sub-Advisory Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                       $0 to less          $1.0 billion to            $1.5 billion to            $2.0 billion
                                    than $1.0 billion  less than $1.5 billion     less than $2.0 billion          or greater
____________________________________________________________________________________________________________________________________

Barrow Hanley Value Fund                 0.50%                  0.45%                      0.40%                     0.35%
____________________________________________________________________________________________________________________________________

                                                           Sub-Advisory Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                           $0 to less                   $500 million to                   $1.0 billion
                                       than $500 million            less than $1.0 billion                 or greater
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                        0.40%                          0.388%                            0.376%
TS&W Mid-Cap Value Fund                      0.50%                           0.47%                             0.45%
Barrow Hanley Core Bond Fund                 0.25%                           0.24%                            0.229%
Dwight High Yield Fund                       0.35%                          0.338%                            0.325%
____________________________________________________________________________________________________________________________________

                                                                                          Sub-Advisory Fees without Breakpoints
____________________________________________________________________________________________________________________________________

Discover Value Fund                                                                                      0.65%
Growth Fund                                                                                             0.475%
Cash Reserves Fund                                                                                       0.10%*
Dwight Intermediate Fixed Income Fund                                                                    0.15%
____________________________________________________________________________________________________________________________________

* There is a minimum annual fee of $50,000 on the Cash Reserves Fund.

                                                                 198

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Cash Reserves Fund, Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Growth Fund, Select Growth
Fund, Small Cap Fund and Strategic Small Company Fund. Shareholders will be notified of any changes in unaffiliated sub-advisers.
Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-adviser for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

Sub-Administrator - Old Mutual Capital and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the"Sub-Administration Agreement") pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, Old Mutual Capital
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust,
Old Mutual Funds I, Old Mutual Funds III and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of the
first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual
Fund Services (administrator to Old Mutual Funds I and Old Mutual Funds III) pay the Sub-Administrator the following annual fees:
(1) $35,000 for each fund managed as a "fund of funds"; and (2) $3,000 per class in excess of three classes for each fund in the Old
Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of
Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of
Class C shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income
Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service
Plan on behalf of Class A shares and Class C shares of each Fund which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. The Class A and Class C service plan on behalf of the TS&W Mid-Cap Value Fund and Cash
Reserves Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

                                                                 199

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Of the service and distribution fees the Distributor received for the six-month period ended September 30, 2008, it retained the following (000):

                                                                             Service Fees                     Distribution Fees
____________________________________________________________________________________________________________________________________

Fund                                                                Class A                Class C                 Class C
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                          $1                     $6                     $18
Barrow Hanley Value Fund                                                1                      1                       3
Columbus Circle Technology and Communications Fund                      -                      2                       7
Developing Growth Fund                                                  -                      -                       -
Focused Fund                                                            -                      -                       1
Growth Fund                                                             -                      3                       8
Heitman REIT Fund                                                       3                      -                       1
Large Cap Growth Fund                                                   -                      4                      11
Mid-Cap Fund                                                            -                      -                       -
Select Growth Fund                                                      -                      -                       1
Small Cap Fund                                                          -                      -                       1
Strategic Small Company Fund                                            -                      -                       -
TS&W Mid-Cap Value Fund                                                 1                      3                       9
TS&W Small Cap Value Fund                                               -                      1                       2
Cash Reserves Fund                                                      -                      1                       2
Dwight Intermediate Fixed Income Fund                                   -                      1                       3
Dwight Short Term Fixed Income Fund                                     1                      2                       2
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

The Bank of New York Mellon (the "Custodian") serves as the custodian for each of the Funds.

The Trust entered into a shareholder servicing agreement ("Shareholder Servicing Agreement") with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Pursuant to the Shareholder Servicing Agreement, the
shareholder service fees are reviewed semi-annually by Old Mutual Fund Services and approved annually by the Board. Shareholder servicing fees are included in transfer agent fees in the Statement of Operations. The Shareholder Servicing Agreement was
terminated effective September 17, 2008. Effective September 17, 2008, Old Mutual Capital entered into an agreement with DST to provide the shareholder support and other shareholder account related services previously provided by Old Mutual Fund Services.

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the six-month period ended
September 30, 2008, were as follows:

________________________________________________________________    ________________________________________________________________

Fund                                               Total (000)      Fund                                               Total (000)
________________________________________________________________    ________________________________________________________________

Advantage Growth Fund                                 $  -          Select Growth Fund                                     $64
Analytic U.S. Long/Short Fund                           14          Small Cap Fund                                          10
Barrow Hanley Value Fund                                13          Strategic Small Company Fund                             9
Columbus Circle Technology & Communications Fund       130          TS&W Mid-Cap Value Fund                                  -
Discover Value Fund                                      -          TS&W Small Cap Value Fund                                6
Developing Growth Fund                                  67          Cash Reserves Fund                                      19
Focused Fund                                            17          Barrow Hanley Core Bond Fund                             -
Growth Fund                                            210          Dwight Intermediate Fixed Income Fund                    1
Heitman REIT Fund                                       13          Dwight High Yield Fund                                   -
Large Cap Growth Fund                                   75          Dwight Short Term Fixed Income Fund                      4
Mid-Cap Fund                                            27          ________________________________________________________________
________________________________________________________________

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

                                                                 200

4. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the six-month period ended September 30, 2008, were as follows:

                                                                               Purchases (000)          Sales and Maturities (000)
____________________________________________________________________________________________________________________________________

                                                                          Other    U.S. Government         Other     U.S. Government
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                                  $   39,445    $      -           $    52,293    $      -
Analytic U.S. Long/Short Fund                                             298,579           -               151,914           -
Barrow Hanley Value Fund                                                   31,594           -                10,778           -
Columbus Circle Technology and
   Communications Fund                                                    261,032           -               274,428           -
Developing Growth Fund                                                    134,679           -               141,894           -
Discover Value Fund                                                        28,804           -                28,396           -
Focused Fund                                                               58,775           -               104,179           -
Growth Fund                                                               266,851           -               291,881           -
Heitman REIT Fund                                                          35,002           -                63,767           -
Large Cap Growth Fund                                                      24,948           -               146,716           -
Mid-Cap Fund                                                               66,779           -                90,725           -
Select Growth Fund                                                         96,061           -               101,270           -
Small Cap Fund                                                             22,671           -                24,533           -
Strategic Small Company Fund                                               25,129           -                26,629           -
TS&W Mid-Cap Value Fund                                                    41,619           -                33,246           -
TS&W Small Cap Value Fund                                                  23,973           -                21,634           -
Barrow Hanley Core Bond Fund                                               48,973      12,381                32,793      13,435
Dwight High Yield Fund                                                      5,262           -                 2,311           -
Dwight Intermediate Fixed Income Fund                                      56,018       8,012                68,971       8,523
Dwight Short Term Fixed Income Fund                                       210,358       4,983               191,962      21,357
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Columbus Circle Technology and Communications Fund for the six-month period ended
September 30, 2008, were as follows:

                                                                                                     Premiums
                                                                                  Number of          Received
Written Options Transactions                                                      Contracts            (000)
__________________________________________________________________________________________________________________

Outstanding at March 31, 2008                                                       6,096            $   2,168
Options written                                                                    16,985                4,887
Options exercised                                                                       -                    -
Options terminated in closing purchasing transactions                             (23,081)              (7,055)
__________________________________________________________________________________________________________________

Outstanding at September 30, 2008                                                       -            $       -
__________________________________________________________________________________________________________________

                                                                 201

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                                                    Old Mutual
                                                                                                    Advantage
                                                                                                   Growth Fund
____________________________________________________________________________________________________________________________________

                                                                                            4/1/08              11/19/07* to
                                                                                            9/30/08               3/31/08
                                                                                          (Unaudited)
____________________________________________________________________________________________________________________________________

                                                                                       Shares     Dollars     Shares     Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                            -     $     -          -     $     -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                 -           -          -           -
____________________________________________________________________________________________________________________________________

   Advisor Class (2)
   Shares Issued                                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Advisor Class Capital Share Transactions                                           -           -          -           -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                 -           -          -           -
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                 -           -          -           -
____________________________________________________________________________________________________________________________________

   Class R (2)
   Shares Issued                                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Class R Capital Share Transactions                                                 -           -          -           -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                          341       3,117 (1)  9,177      73,797 (3)
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Shares Redeemed                                                                     (1,790)    (14,681)       (86)       (845)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                (1,449)    (11,564)     9,091      72,952
____________________________________________________________________________________________________________________________________

*   Inception Date of the Fund

(1) During the six-month period ended September 30, 2008, the Advantage Growth Fund, Analytic U.S. Long/Short Fund and Barrow Hanley
    Value Fund received from new shareholders portfolio securities and cash valued at $1,893, $732 and $904, respectively, on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) During the year ended March 31, 2008, the Advantage Growth Fund, Analytic U.S. Long/Short Fund, and Barrow Hanley Value Fund
    received from new shareholders portfolio securities and cash valued at $62,550, $30,672 and $55,947, respectively, on the date of the subscription.

n/a - not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 202

Old Mutual Old Mutual
Analytic U.S. Old Mutual Columbus Circle Technology and
Long/Short Fund Barrow Hanley Value Fund Communications Fund
_________________________________________________________________________________________________________________________________________________________________________

4/1/08 4/1/07 to 4/1/08 4/1/07 to 4/1/08 4/1/07 to
9/30/08 3/31/08 9/30/08 3/31/08 9/30/08 3/31/08
(Unaudited) (Unaudited) (Unaudited)
_________________________________________________________________________________________________________________________________________________________________________

Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars
_________________________________________________________________________________________________________________________________________________________________________

11,664 $154,736 5,787 $ 86,569 3,768 $ 23,413 4,104 $ 31,256 276 $ 4,007 1,783 $ 28,956
- - 10 144 111 728 1,750 13,599 - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
(1,660) (20,943) (12,871) (185,203) (2,134) (13,856) (6,963) (60,958) (1,715) (24,780) (3,258) (48,842)
_________________________________________________________________________________________________________________________________________________________________________

10,004 133,793 (7,074) (98,490) 1,745 10,285 (1,109) (16,103) (1,439) (20,773) (1,475) (19,886)
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - 2 15 - - 2 23
- - - - - - - 2 - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
- - - - - - (30) (280) - - (2) (24)
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - (28) (263) - - - (1)
_________________________________________________________________________________________________________________________________________________________________________

605 8,063 1,605 23,323 303 1,844 128 1,026 92 1,315 174 2,854
- - 3 49 3 18 45 347 - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
(698) (8,885) (677) (9,476) (43) (285) (134) (1,189) (49) (683) (60) (911)
_________________________________________________________________________________________________________________________________________________________________________

(93) (822) 931 13,896 263 1,577 39 184 43 632 114 1,943
_________________________________________________________________________________________________________________________________________________________________________

100 1,276 700 9,932 40 264 61 532 50 688 150 2,371
- - - 5 3 18 60 449 - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
(179) (2,238) (117) (1,625) (146) (915) (106) (862) (33) (453) (22) (315)
_________________________________________________________________________________________________________________________________________________________________________

(79) (962) 583 8,312 (103) (633) 15 119 17 235 128 2,056
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - - -
- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

404 5,517 (1) 4,075 59,194 (3) 1,022 6,882 (1) 7,095 61,488 (3) 643 9,279 - 2
- - 18 248 83 547 1,063 8,113 - - - -
(869) (11,024) (709) (10,118) (598) (3,718) (366) (2,574) (45) (589) - -
_________________________________________________________________________________________________________________________________________________________________________

(465) (5,507) 3,384 49,324 507 3,711 7,792 67,022 598 8,690 - 2
_________________________________________________________________________________________________________________________________________________________________________

                                                                 203

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                                     Old Mutual
                                                                                               Developing Growth Fund
____________________________________________________________________________________________________________________________________

                                                                                            4/1/08                4/1/07 to
                                                                                            9/30/08                3/31/08
                                                                                          (Unaudited)
____________________________________________________________________________________________________________________________________

                                                                                       Shares     Dollars     Shares     Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                          203    $  3,039      1,211     $20,170
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                       (945)    (14,053)    (2,563)    (43,927)
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                              (742)    (11,014)    (1,352)    (23,757)
____________________________________________________________________________________________________________________________________

   Advisor Class (2)
   Shares Issued                                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Advisor Class Capital Share Transactions                                           -           -          -           -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                            2          25          -           7
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                          -           -         (4)        (68)
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                 2          25         (4)        (61)
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                            3          42          1          24
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                         (2)        (32)        (5)        (85)
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                 1          10         (4)        (61)
____________________________________________________________________________________________________________________________________

   Class R (2)
   Shares Issued                                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Class R Capital Share Transactions                                                 -           -          -           -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                          264       3,925 (1)  1,167      21,038 (4)
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Redemption Fees                                                                          -           -          -           -
   Shares Redeemed                                                                        (45)       (656)       (44)       (773)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                   219       3,269      1,123      20,265
____________________________________________________________________________________________________________________________________

*   Inception Date of the Fund

(1) During the six-month period ended September 30, 2008, the Developing Growth Fund, Discover Value Fund and Focused Fund received from new shareholders portfolio securities and cash valued at $466, $560 and $477, respectively, on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) See Note 1.

(4) During the year ended March 31, 2008, the Developing Growth Fund, Discover Value Fund and Focused Fund received from new shareholders portfolio securities and cash valued at $20,157, $37,393 and $23,301, respectively on the date of the subscription.

n/a - not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 204

Old Mutual Old Mutual Old Mutual
Discover Value Fund Focused Fund Growth Fund
_________________________________________________________________________________________________________________________________________________________________________

4/1/08 11/19/07* to 4/1/08 4/1/07 to 4/1/08 4/1/07 to
9/30/08 3/31/08 9/30/08 3/31/08 9/30/08 3/31/08
(Unaudited) (Unaudited) (Unaudited)
_________________________________________________________________________________________________________________________________________________________________________

Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars
_________________________________________________________________________________________________________________________________________________________________________

- $ - - $ - 97 $ 2,081 119 $ 2,981 180 $ 4,446 896 $ 23,905
- - - - 2,774 62,087 - - - - - -
- - - - - - 36 865 - - 15 429
n/a - n/a - n/a - n/a - n/a - n/a -
- - - - (577) (12,868) (427) (10,389) (1,785) (46,434) (4,100) (108,932)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 2,294 51,300 (272) (6,543) (1,605) (41,988) (3,189) (84,598)
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
- - - - - - - - - - (3) (75)
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - (3) (75)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 47 1,011 42 1,030 7 182 11 306
- - - - 32 725 - - - - - -
- - - - - - 5 115 - - - -
n/a - n/a - n/a - n/a - - - - -
- - - - (14) (292) (108) (2,466) (2) (48) (5) (142)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 65 1,444 (61) (1,321) 5 134 6 164
_________________________________________________________________________________________________________________________________________________________________________

- - - - 13 287 18 433 1 18 99 2,679
- - - - 4 82 - - - - - -
- - - - - - - 8 - - - 4
n/a - n/a - - - n/a - - - n/a -
- - - - (5) (106) (7) (155) (10) (233) (6) (146)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 12 263 11 286 (9) (215) 93 2,537
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - - -
- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

107 1,003 (1) 3,780 37,930 (4) 139 3,189 (1) 1,028 25,468 (4) 680 18,417 - -
- - - - - - - - - - - -
- - - - - - 42 1,015 - - - -
- - - - n/a - n/a - n/a - n/a -
(104) (1,009) (196) (1,897) (79) (1,665) (11) (261) (31) (786) - -
_________________________________________________________________________________________________________________________________________________________________________

3 (6) 3,584 36,033 60 1,524 1,059 26,222 649 17,631 - -
_________________________________________________________________________________________________________________________________________________________________________

                                                                 205

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                                     Old Mutual
                                                                                                 Heitman REIT Fund
____________________________________________________________________________________________________________________________________

                                                                                            4/1/08                4/1/07 to
                                                                                            9/30/08               3/31/08
                                                                                          (Unaudited)
____________________________________________________________________________________________________________________________________

                                                                                       Shares     Dollars     Shares     Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                          177    $  1,638        718    $  7,830
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                        39         371      1,464      14,665
   Redemption Fees                                                                        n/a           1        n/a           -
   Shares Redeemed                                                                     (1,022)     (9,248)    (6,484)    (88,703)
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                              (806)     (7,238)    (4,302)    (66,208)
____________________________________________________________________________________________________________________________________

   Advisor Class (2)
   Shares Issued                                                                            -           -         83       1,110
   Shares Issued upon Reinvestment of Distributions                                         -           -         46         592
   Shares Redeemed                                                                          -           -     (1,201)    (15,963)
____________________________________________________________________________________________________________________________________

   Total Advisor Class Capital Share Transactions                                           -           -     (1,072)    (14,261)
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                          194       1,829        176       1,897
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         8          79        295       2,798
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Transferred from Advisor Class                                                    -           -      1,010      13,417
   Shares Redeemed                                                                       (205)     (1,849)      (357)     (3,564)
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                (3)         59      1,124      14,548
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                           50         472         17         157
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           1          4          41
   Shares Redeemed                                                                         (7)        (70)       (14)       (201)
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                43         403          7          (3)
____________________________________________________________________________________________________________________________________

   Class R (2)
   Shares Issued                                                                            -           -          -          -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -          -
   Shares Redeemed                                                                          -           -          -          -
____________________________________________________________________________________________________________________________________

   Total Class R Capital Share Transactions                                                 -           -          -          -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                           56         519 (1)  2,148      25,566 (4)
   Shares Issued from Merger (3)                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                        17         159        560       5,260
   Shares Redeemed                                                                     (1,983)    (17,576)       (24)       (268)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                (1,910)    (16,898)     2,684      30,558
____________________________________________________________________________________________________________________________________

*   Inception Date of the Fund

(1) During the six-month period ended September 30, 2008, the Heitman REIT Fund and Mid-Cap Fund received from new shareholders portfolio securities and cash valued at $342 and $288, respectively, on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) See Note 1.

(4) During the year ended March 31, 2008, the Heitman REIT Fund and Mid-Cap Fund received from new shareholders portfolio securities and cash valued at $22,756 and $12,768 on the date of the subscription.

n/a - not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 206

Old Mutual Old Mutual Old Mutual
Large Cap Growth Fund Mid-Cap Fund Select Growth Fund
_________________________________________________________________________________________________________________________________________________________________________

4/1/08 4/1/07 to 4/1/08 4/1/07 to 4/1/08 4/1/07 to
9/30/08 3/31/08 9/30/08 3/31/08 9/30/08 3/31/08
(Unaudited) (Unaudited) (Unaudited)
_________________________________________________________________________________________________________________________________________________________________________

Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars
_________________________________________________________________________________________________________________________________________________________________________

56 $ 1,047 140 $ 2,876 206 $ 2,244 1,272 $ 19,898 31 $ 720 253 $ 7,636
3,816 76,102 - - - - - - - - - -
- - - - - - 3,818 46,996 - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
(556) (10,452) (1,246) (24,895) (2,014) (21,510) (7,403) (111,658) (232) (5,965) (946) (26,977)
_________________________________________________________________________________________________________________________________________________________________________

3,316 66,697 (1,106) (22,019) (1,808) (19,266) (2,313) (44,764) (201) (5,245) (693) (19,341)
_________________________________________________________________________________________________________________________________________________________________________

- - - 2 - - 23 394 - - - -
- - - - - - - - - - - -
- - 7 (136) - - (399) (6,626) - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - 7 (134) - - (376) (6,232) - - - -
_________________________________________________________________________________________________________________________________________________________________________

32 606 77 1,608 14 147 107 1,717 5 120 48 1,438
21 411 - - - - - - - - - -
- - - - - - 15 183 - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
- - - - - - 9 143 - - - -
(25) (433) (7) (132) (6) (66) (77) (878) (21) (538) (10) (279)
_________________________________________________________________________________________________________________________________________________________________________

28 584 70 1,476 8 81 54 1,165 (16) (418) 38 1,159
_________________________________________________________________________________________________________________________________________________________________________

35 636 197 4,007 3 25 7 99 5 121 30 905
6 118 - - - - - - - - - -
- - - - - - 4 41 - - - -
(27) (467) (47) (896) (4) (43) (15) (237) (1) (26) (5) (140)
_________________________________________________________________________________________________________________________________________________________________________

14 287 150 3,111 (1) (18) (4) (97) 4 95 25 765
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - - -
- - - - - - - - - - - (1)
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - (1)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 83 889 (1) 873 13,981 (4) - 10 4 118
- - - - - - - - - - - -
- - - - - - 265 3,262 - - - -
- - - - (123) (1,238) (80) (928) (3) (63) - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - (40) (349) 1,058 16,315 (3) (53) 4 118
_________________________________________________________________________________________________________________________________________________________________________

                                                                 207

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Old Mutual
Old Mutual Strategic Small
Small Cap Fund Company Fund
________________________________________________________________________________________________________________________________________________________________________

4/1/08 4/1/07 to 4/1/08 4/1/07 to
9/30/08 3/31/08 9/30/08 3/31/08
(Unaudited) (Unaudited)
________________________________________________________________________________________________________________________________________________________________________

Shares Dollars Shares Dollars Shares Dollars Shares Dollars
________________________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
Class Z
Shares Issued 60 $ 1,644 278 $ 7,883 29 $ 294 116 $ 1,545
Shares Issued upon Reinvestment of Distributions - - 11 313 - - 463 5,530
Shares Redeemed (133) (3,564) (644) (18,239) (166) (1,688) (759) (10,246)
________________________________________________________________________________________________________________________________________________________________________

Total Class Z Capital Share Transactions (73) (1,920) (355) (10,043) (137) (1,394) (180) (3,171)
________________________________________________________________________________________________________________________________________________________________________

Advisor Class (2)
Shares Issued - - - - - - 11 161
Shares Issued upon Reinvestment of Distributions - - - - - - (1) -
Shares Redeemed - - - (7) - - (76) (1,113)
________________________________________________________________________________________________________________________________________________________________________

Total Advisor Class Capital Share Transactions - - - (7) - - (66) (952)
________________________________________________________________________________________________________________________________________________________________________

Class A
Shares Issued 6 154 10 282 9 85 67 892
Shares Issued upon Reinvestment of Distributions - - - - - - 20 234
Redemption Fees n/a - n/a - n/a - n/a -
Shares Redeemed (2) (48) (5) (131) (14) (137) (53) (721)
________________________________________________________________________________________________________________________________________________________________________

Total Class A Capital Share Transactions 4 106 5 151 (5) (52) 34 405
________________________________________________________________________________________________________________________________________________________________________

Class C
Shares Issued 1 34 7 184 3 25 3 42
Shares Issued upon Reinvestment of Distributions - - - 1 - - 1 6
Shares Redeemed - (13) (6) (153) (1) (7) (8) (101)
________________________________________________________________________________________________________________________________________________________________________

Total Class C Capital Share Transactions 1 21 1 32 2 18 (4) (53)
________________________________________________________________________________________________________________________________________________________________________

Class R (2)
Shares Issued - - - - - - - -
Shares Issued upon Reinvestment of Distributions - - - - - - - -
Shares Redeemed - - - - - - - -
________________________________________________________________________________________________________________________________________________________________________

Total Class R Capital Share Transactions - - - - - - - -
________________________________________________________________________________________________________________________________________________________________________

Institutional Class
Shares Issued - - - - - - - -
Shares Issued upon Reinvestment of Distributions - - - - - - - -
Shares Redeemed - - - - - - - -
________________________________________________________________________________________________________________________________________________________________________

Total Institutional Class Capital Share Transactions - - - - - - - -
________________________________________________________________________________________________________________________________________________________________________

*   Inception Date of the Fund

(1) During the six-month period ended September 30, 2008, the TS&W Mid-Cap Value and Barrow Hanley Core Bond Fund received from new shareholders portfolio securities and cash valued at $1,704 and $2,095 on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) During the year ended March 31, 2008, the TS&W Mid-Cap Value Fund and Barrow Hanley Core Bond Fund received from new shareholders portfolio securities and cash valued at $53,169, and $41,979, respectively on the date of the subscription.

n/a - not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 208

Old Mutual Old Mutual Old Mutual
TS&W Mid-Cap TS&W Small Cap Barrow Hanley
Value Fund Value Fund Core Bond Fund
_________________________________________________________________________________________________________________________________________________________________________

4/1/08 6/4/07* to 4/1/08 4/1/07 to 4/1/08 11/19/07* to
9/30/08 3/31/08 9/30/08 3/31/08 9/30/08 3/31/08
(Unaudited) (Unaudited) (Unaudited)
_________________________________________________________________________________________________________________________________________________________________________

Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars
_________________________________________________________________________________________________________________________________________________________________________

- $ - - $ - 267 $ 5,699 134 $ 3,079 - $ - - $ -
- - - - - - 356 7,783 - - - -
- - - - (209) (4,331) (717) (17,988) - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - 58 1,368 (227) (7,126) - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - - -
- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

387 3,490 273 2,567 54 1,122 39 769 - - - -
- - - - - - 4 75 - - - -
n/a - n/a - n/a - n/a - n/a - n/a -
(40) (353) (4) (36) (8) (169) (17) (418) - - - -
_________________________________________________________________________________________________________________________________________________________________________

(347) 3,137 269 2,531 46 953 26 426 - - - -
_________________________________________________________________________________________________________________________________________________________________________

118 1,070 228 2,182 21 404 10 194 - - - -
- - - - - - 5 109 - - - -
- (2) (5) (39) (10) (183) (11) (255) - - - -
_________________________________________________________________________________________________________________________________________________________________________

118 1,068 223 2,143 11 221 4 48 - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - - -
- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

1,412 12,775 (1) 6,759 57,308 (3) - - - - 1,694 16,954 (1) 4,690 46,379 (3)
- - 4 37 - - - - 124 1,236 65 661
(755) (6,856) (291) (2,601) - - - - (318) (3,137) (136) (1,367)
_________________________________________________________________________________________________________________________________________________________________________

657 5,919 6,472 54,744 - - - - 1,500 15,053 4,619 45,673
_________________________________________________________________________________________________________________________________________________________________________

                                                                 209

NOTES TO FINANCIAL STATEMENTS - continued

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                                     Old Mutual
                                                                                                 Cash Reserves Fund
____________________________________________________________________________________________________________________________________

                                                                                            4/1/08                4/1/07 to
                                                                                            9/30/08               3/31/08
                                                                                          (Unaudited)
____________________________________________________________________________________________________________________________________

                                                                                       Shares     Dollars     Shares     Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                        6,578      $6,578     29,717     $29,716
   Shares Issued upon Reinvestment of Distributions                                       343         343      1,408       1,408
   Shares Redeemed                                                                     (9,870)     (9,870)   (26,491)    (26,493)
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                            (2,949)     (2,949)     4,634       4,631
____________________________________________________________________________________________________________________________________

   Advisor Class (2)
   Shares Issued                                                                            -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Advisor Class Capital Share Transactions                                           -           -          -           -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                          809         809      1,978       1,978
   Shares Issued upon Reinvestment of Distributions                                         5           5          7           7
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Transferred from Advisor Class                                                  n/a           -        n/a           -
   Shares Redeemed                                                                       (664)       (664)    (1,078)     (1,078)
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                               150         150        907         907
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                        1,323       1,323      2,897       2,897
   Shares Issued upon Reinvestment of Distributions                                         6           6         16          16
   Shares Redeemed                                                                     (1,415)     (1,415)    (1,224)     (1,224)
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                               (86)        (86)     1,689       1,689
____________________________________________________________________________________________________________________________________

   Class R (2)
   Shares Issued                                                                            -           -          1           1
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Shares Redeemed                                                                          -           -         (1)         (1)
____________________________________________________________________________________________________________________________________

   Total Class R Capital Share Transactions                                                 -           -          -           -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                            -           -          1           1
   Shares Issued upon Reinvestment of Distributions                                         -           -          -           -
   Shares Redeemed                                                                          -           -          -           -
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                     -           -          1           1
____________________________________________________________________________________________________________________________________

*   Inception Date of the Fund

(1) During the six-month period ended September 30, 2008, the Dwight High Yield Fund and Dwight Intermediate Fixed Income Fund
    received from new shareholders portfolio securities and cash valued at $589 and $3,652, respectively, on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) During the year ended March 31, 2008, the Dwight High Yield Fund and Dwight Intermediate Fixed Income Fund received from new shareholders portfolio securities and cash valued at $6,326, and $60,473, respectively on the date of the subscription.

n/a - not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 210

Old Mutual Old Mutual
Old Mutual Dwight Intermediate Dwight Short Term
Dwight High Yield Fund Fixed Income Fund Fixed Income Fund
_________________________________________________________________________________________________________________________________________________________________________

4/1/08 11/19/07* to 4/1/08 4/1/07 to 4/1/08 4/1/07 to
9/30/08 3/31/08 9/30/08 3/31/08 9/30/08 3/31/08
(Unaudited) (Unaudited) (Unaudited)
_________________________________________________________________________________________________________________________________________________________________________

Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars Shares Dollars
_________________________________________________________________________________________________________________________________________________________________________

- $ - - $ - 254 $ 2,559 192 $ 1,955 189 $ 1,872 178 $ 1,785
- - - - 6 63 24 237 294 2,909 695 6,914
- - - - (102) (1,036) (699) (7,045) (1,454) (14,400) (3,971) (39,514)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 158 1,586 (483) (4,853) (971) (9,619) (3,098) (30,815)
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - 1 6
- - - - - - - - - - (47) (464)
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - (46) (458)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 1,559 15,745 94 958 1,073 10,643 521 5,213
- - - - 2 21 1 6 2 18 2 18
n/a - n/a - n/a - n/a - n/a 3 n/a -
n/a - n/a - n/a - n/a - n/a - 29 292
- - - - (150) (1,505) (74) (751) (109) (1,080) (447) (4,508)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 1,411 14,261 21 213 966 9,584 105 1,015
_________________________________________________________________________________________________________________________________________________________________________

- - - - 109 1,090 157 1,593 218 2,155 598 5,971
- - - - 1 5 - 4 2 20 2 17
- - - - (23) (234) (58) (588) (33) (332) (346) (3,473)
_________________________________________________________________________________________________________________________________________________________________________

- - - - 87 861 99 1,009 187 1,843 254 2,515
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
- - - - - - - - - - - -
- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

- - - - - - - - - - - -
_________________________________________________________________________________________________________________________________________________________________________

452 4,337 (1) 967 10,035 (3) 369 3,755 (1) 7,208 71,404 (3) 8 82 2 25
57 530 26 252 124 1,242 122 1,236 - 1 - -
(61) (556) (67) (665) (3,418) (34,424) (483) (4,900) - (3) - -
_________________________________________________________________________________________________________________________________________________________________________

448 4,311 926 9,622 (2,925) (29,427) 6,847 67,740 8 80 2 25
_________________________________________________________________________________________________________________________________________________________________________
                                                                 211

NOTES TO FINANCIAL STATEMENTS - continued

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes on September 30, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.
A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended September 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2008, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, REIT reclasses between net investment income and long-term capital, dividends on short sales and to equalization, which classifies earnings and profits distributed to shareholders on the redemption of shares as a deemed dividend. These permanent differences were reclassified to/from the following accounts:

                                                                 Increase/          Increase/(Decrease)         Increase/(Decrease)
                                                                 (Decrease)            Undistributed               Accumulated
                                                                  Paid in              Net Investment              Net Realized
                                                                  Capital                 Income                      Gain
                                                                   (000)                   (000)                      (000)
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                             $    85                  $   18                    $   (103)
Analytic U.S. Long/Short Fund                                           -                      82                         (82)
Barrow Hanley Value Fund                                            1,794                     279                      (2,073)
Columbus Circle Technology and Communications Fund                 (1,611)                  1,615                          (4)
Developing Growth Fund                                             (1,835)                  1,835                           -
Discover Value Fund                                                    74                      16                         (90)
Growth Fund                                                        (2,854)                  2,854                           -
Heitman REIT Fund*                                                 13,592                    (581)                    (13,011)
Large Cap Growth Fund                                                (360)                    360                           -
Mid-Cap Fund                                                        2,075                    (254)                     (1,821)
Select Growth Fund                                                   (832)                    832                           -
Strategic Small Company Fund                                         (330)                     69                         261
TS&W Mid Cap Value Fund                                               128                       -                        (128)
TS&W Small Cap Value Fund                                             280                     304                        (584)
Barrow Hanley Core Bond Fund                                           79                      (5)                        (74)
Cash Reserves Fund                                                     (3)                      -                           3
Dwight High Yield Fund                                                 16                      (1)                        (15)
Dwight Intermediate Fixed Income Fund                                 146                      (3)                       (143)
Dwight Short Term Fixed Income Fund                                     -                    (244)                        244
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2007 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 212

The tax character of dividends and distributions declared during the years ended March 31, 2008 and 2007 were as follows:

                                                                  Ordinary            Long-Term           Return of
                                                                   Income            Capital Gain          Capital           Total
Fund                                                                (000)               (000)               (000)            (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund
   2008                                                           $   460              $      -               $-           $    460
   2007                                                                94                     -                -                 94
Barrow Hanley Value Fund
   2008                                                             6,958                16,026                -             22,984
   2007                                                             2,414               115,387                -            117,801
Focused Fund
   2008                                                             1,239                   836                -              2,075
   2007                                                                81                     -                -                 81
Growth Fund
   2008                                                               436                     -                -                436
   2007                                                                 -                     -                -                  -
Heitman REIT Fund
   2008*                                                            8,635                25,107                -             33,742
   2007                                                             6,668                17,493                -             24,161
Mid-Cap Fund
   2008                                                            23,460                27,977                -             51,437
   2007                                                            15,333                59,935                -             75,268
Small Cap Fund
   2008                                                               320                     -                -                320
   2007                                                                 -                     -                -                  -
Strategic Small Company Fund
   2008                                                             4,237                 1,789                -              6,026
   2007                                                                 -                11,426                -             11,426
TS&W Mid-Cap Value Fund (2)
   2008                                                                37                     -                -                 37
TS&W Small Cap Value Fund
   2008                                                               411                 7,840                -              8,251
   2007                                                                43                 9,784                -              9,827
Barrow Hanley Core Bond Fund (1)
   2008                                                               747                     -                -                747
Cash Reserves Fund
   2008                                                             1,470                     -                -              1,470
   2007                                                             1,537                     -                -              1,537
Dwight High Yield Fund (1)
   2008                                                               253                     -                -                253
Dwight Intermediate Fixed Income Fund
   2008                                                             1,541                     -                -              1,541
   2007                                                               358                     -                -                358
Dwight Short Term Fixed Income Fund
   2008                                                             7,017                     -                -              7,017
   2007                                                             8,013                     -                -              8,013
____________________________________________________________________________________________________________________________________

(1) The Fund commenced operations on November 19, 2007.

(2) The Fund commenced operations on June 4, 2007.

*   Information reflects fund activity for tax purposes based on the Fund’s December 31, 2007 tax reporting year.

The following Funds did not declare dividends or distributions during the years ended March 31, 2008 and 2007: Advantage Growth
Fund, Columbus Circle Technology and Communications Fund, Developing Growth Fund, Discover Value Fund, Large Cap Growth Fund and
Select Growth Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 213

NOTES TO FINANCIAL STATEMENTS - continued

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

As of March 31, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                     Undistributed    Undistributed                       Post-       Unrealized         Other
                                        Ordinary        Long-Term       Capital Loss     October     Appreciation/     Temporary
                                         Income        Capital Gain     Carryforwards    Losses     (Depreciation)    Differences      Total
                                         (000)            (000)             (000)         (000)          (000)           (000)         (000)
________________________________________________________________________________________________________________________________________________

Advantage Growth Fund                    $  -             $2,250         $         -    $      -       $ 3,494           $  -       $     5,744
Analytic U.S. Long/Short Fund              23                  -             (14,792)     (3,674)         (818)             -           (19,261)
Barrow Hanley Value Fund                    -                  -                   -        (380)         (888)             -            (1,268)
Columbus Circle Technology and
   Communications Fund                      -                  -          (2,366,951)          -        18,966              -        (2,347,985)
Developing Growth Fund                      -                  -            (224,110)     (9,046)       (2,993)             -          (236,149)
Discover Value Fund                         -                  -                   -        (930)       (1,423)             -            (2,353)
Focused Fund                              198                285                   -           -        (2,259)             -            (1,776)
Growth Fund                                 -                  -          (1,154,639)          -        64,569              -        (1,090,070)
Heitman REIT Fund*                          -                  -                   -           -        12,444              -            12,444
Large Cap Growth Fund                       -                  -            (286,396)     (1,963)        7,960              -          (280,399)
Mid-Cap Fund                                -                  -                   -     (12,427)       (5,399)             -           (17,826)
Select Growth Fund                          -                  -          (1,120,976)     (1,477)        2,952              -        (1,119,501)
Small Cap Fund                             50                  -              (1,560)     (1,674)          140              -            (3,044)
Strategic Small Company Fund                -                  -                   -      (2,251)          294              -            (1,957)
TS&W Mid-Cap Value Fund                    81                  -                 (80)     (2,108)        3,262              -             1,155
TS&W Small Cap Value Fund                   -              4,328                   -           -         5,568              -             9,896
Barrow Hanley Core Bond Fund              467                 12                   -           -           829              -             1,308
Cash Reserves Fund                          -                  -                  (5)          -             -              -                (5)
Dwight High Yield Fund                      -                  -                   -        (128)         (907)             -            (1,035)
Dwight Intermediate
   Fixed Income Fund                      945                251                   -           -           569             (3)            1,762
Dwight Short Term
   Fixed Income Fund                       29                  -              (3,067)          -           120            (27)           (2,945)
________________________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund’s December 31, 2007 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 214

Post-October losses represent losses realized on investment transactions from November 1, 2007 through March 31, 2008 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2008, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                  2009        2010          2011        2012       2013      2014      2015       2016       Total
_________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund      $     -    $        -      $ 10,565    $      -      $ -     $    -    $    -     $4,227   $   14,792
Columbus Circle Technology and
   Communications Fund                   -     1,941,000       425,951           -        -          -         -          -    2,366,951
Developing Growth Fund                   -       103,363       120,747           -        -          -         -          -      224,110
Growth Fund                              -       841,899       312,740           -        -          -         -          -    1,154,639
Large Cap Growth Fund                    -             -       180,999     105,397        -          -         -          -      286,396
Select Growth Fund                 117,095       877,966       125,915           -        -          -         -          -    1,120,976
Small Cap Fund                           -             -         1,560           -        -          -         -          -        1,560
TS&W Mid Cap Value Fund                  -             -             -           -        -          -         -         80           80
Cash Reserves Fund                       -             5             -           -        -          -         -          -            5
Dwight Short Term
   Fixed Income Fund                     -             -             -           -        -      1,379     1,688          -        3,067
_________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended March 31, 2008, the following Funds utilized capital loss carryforwards to offset realized capital gains (000):

Fund
___________________________________________________________________

Columbus Circle Technology and Communications Fund          $28,435
Developing Growth Fund                                       20,108
Growth Fund                                                  57,765
Large Cap Growth Fund                                         8,243
Select Growth Fund                                           12,154
Small Cap Fund                                                3,676
Cash Reserves Fund                                                1
Dwight Intermediate Fixed Income Fund                             5
Dwight Short Term Fixed Income Fund                             621
___________________________________________________________________

                                                                 215

NOTES TO FINANCIAL STATEMENTS - continued

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at
September 30, 2008, were as follows:

                                                                                                                      Net
                                                                                                                   Unrealized
                                                               Federal Tax      Unrealized        Unrealized      Appreciation/
                                                                   Cost        Appreciation      Depreciation     (Depreciation)
Fund                                                               (000)          (000)              (000)            (000)
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                            $ 58,100        $ 4,424           $ (7,000)        $ (2,576)
Analytic U.S. Long/Short Fund                                     268,212          6,274            (37,117)         (30,843)
Barrow Hanley Value Fund                                          164,906          9,913            (26,299)         (16,386)
Columbus Circle Technology and Communications Fund                125,204         10,799            (10,841)             (42)
Developing Growth Fund                                            130,927          7,881            (13,711)          (5,830)
Discover Value Fund                                                34,892          1,597             (4,648)          (3,051)
Focused Fund                                                       92,079          2,183             (8,902)          (6,719)
Growth Fund                                                       388,005         33,856            (37,113)          (3,257)
Heitman REIT Fund                                                  63,371         21,159             (4,970)          16,189
Large Cap Growth Fund                                             141,398          9,160            (16,491)          (7,331)
Mid-Cap Fund                                                      131,065          5,249            (19,811)         (14,562)
Select Growth Fund                                                 88,991          4,337            (12,780)          (8,443)
Small Cap Fund                                                     31,813          1,959             (2,987)          (1,028)
Strategic Small Company Fund                                       23,089          1,405             (1,742)            (337)
TS&W Mid-Cap Value Fund                                            66,796          2,703             (5,519)          (2,816)
TS&W Small Cap Value Fund                                          44,656          7,786             (3,309)           4,477
Barrow Hanley Core Bond Fund                                       67,075            448             (1,861)          (1,413)
Dwight High Yield Fund                                             13,297             43             (1,652)          (1,609)
Dwight Fixed Intermediate Income Fund                              63,097            513             (1,999)          (1,486)
Dwight Short Term Fixed Income Fund                               192,285            514             (3,433)          (2,919)
____________________________________________________________________________________________________________________________________

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Wellington to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including technology and real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund and Columbus Circle Technology and Communications Fund are concentrated, which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

                                                                 216

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Board of Trustees of each of the Trust, Old Mutual Insurance Series Fund and Old Mutual Funds
I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than
10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended
September 30, 2008.

9. LITIGATION
____________________________________________________________________________________________________________________________________

In June 2004, Pilgrim Baxter & Associates, Ltd. ("PBA", now known as Liberty Ridge), reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG
settlement, if certain terms and undertakings in that settlement as described in the Trust’s Statement of Additional Information
("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Funds. In this event, the Trust’s Board would be required to seek a new sub-adviser for the Funds sub-advised by
Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL
Court"), PBHG Funds (now known as Old Mutual Funds II), PBA, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the
"Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, PBA and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust’s SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on
September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i)
violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds’ 12b-1 Plan.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. PBHG Funds was not named in the
Order. In the Order, the WV Securities Division alleged that PBA permitted short-term trading in excess of the PBHG Funds’ disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the PBHG Funds. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that PBA cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

                                                                 217

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF SEPTEMBER 30, 2008 (UNAUDITED)

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, neither Liberty Ridge nor the Adviser is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

10. EXPENSES BORNE BY ADVISER
____________________________________________________________________________________________________________________________________

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 9 were incurred and the Adviser and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Adviser and/or
Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2008, 2007, 2006, 2005 and 2004.

11. NEW ACCOUNTING PRONOUNCEMENTS
____________________________________________________________________________________________________________________________________

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and
Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS
161 may require enhanced disclosures about a Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Funds financial statement disclosures.

                                                                 218

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust’s website at oldmutualfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust’s website at oldmutualfunds.com;
and (iii) on the SEC’s website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, or may be reviewed and copied at the SEC’s
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 219

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - September 30, 2008

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2008.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annualized Expenses	Annualized Expenses
Beginning Ending Expense Paid	Beginning Ending Expense Paid
Account Account Ratios During	Account Account Ratios During
Value Value for the Six Six Month	Value Value for the Six Six Month
4/1/08 9/30/08 Month Period Period*	4/1/08 9/30/08 Month Period Period*
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Advantage Growth Fund - Institutional Class	Old Mutual Barrow Hanley Value Fund - Class C
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return $1,000.00 $ 843.10 1.00% $ 4.62	Actual Fund Return $1,000.00 $ 890.90 2.10% $ 9.95
Hypothetical 5% Return 1,000.00 1,024.95 1.00 5.08	Hypothetical 5% Return 1,000.00 1,024.90 2.10 10.66
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class A	Old Mutual Barrow Hanley Value Fund - Class Z
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 863.30 2.01 9.39	Actual Fund Return 1,000.00 898.10 1.10 5.23
Hypothetical 5% Return 1,000.00 1,024.90 2.01 10.20	Hypothetical 5% Return 1,000.00 1,019.50 1.10 5.57
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class C	Old Mutual Barrow Hanley Value Fund - Institutional Class
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 860.00 2.77 12.92	Actual Fund Return 1,000.00 895.50 0.90 4.28
Hypothetical 5% Return 1,000.00 1,024.86 2.77 14.06	Hypothetical 5% Return 1,000.00 1,024.96 0.90 4.57
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class Z	Old Mutual Columbus Circle Technology and Communications Fund - Class A
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 865.00 1.70 7.95	Actual Fund Return 1,000.00 856.60 1.70 7.91
Hypothetical 5% Return 1,000.00 1,016.50 1.70 8.59	Hypothetical 5% Return 1,000.00 1,024.92 1.70 8.63
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Institutional Class	Old Mutual Columbus Circle Technology and Communications Fund - Class C
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 866.30 1.57 7.35	Actual Fund Return 1,000.00 853.40 2.45 11.38
Hypothetical 5% Return 1,000.00 1,024.92 1.57 7.97	Hypothetical 5% Return 1,000.00 1,024.88 2.45 12.44
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A	Old Mutual Columbus Circle Technology and Communications Fund - Class Z
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 893.30 1.35 6.41	Actual Fund Return 1,000.00 858.40 1.45 6.76
Hypothetical 5% Return 1,000.00 1,024.93 1.35 6.85	Hypothetical 5% Return 1,000.00 1,017.75 1.45 7.33
___________________________________________________________________________________	___________________________________________________________________________________

                                                                 220

Annualized Expenses	Annualized Expenses
Beginning Ending Expense Paid	Beginning Ending Expense Paid
Account Account Ratios During	Account Account Ratios During
Value Value for the Six Six Month	Value Value for the Six Six Month
4/1/08 9/30/08 Month Period Period*	4/1/08 9/30/08 Month Period Period*
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Columbus Circle Technology and Communications Fund - Institutional	Old Mutual Heitman REIT Fund - Class C
Class	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return $1,000.00 $1,001.60 2.25% $11.29
Actual Fund Return $1,000.00 $ 858.60 1.20% $ 5.59	Hypothetical 5% Return 1,000.00 1,024.89 2.25 11.42
Hypothetical 5% Return 1,000.00 1,024.94 1.20 6.09	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Heitman REIT Fund - Class Z
Old Mutual Developing Growth Fund - Class A	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 1,006.20 1.25 6.29
Actual Fund Return 1,000.00 910.00 1.55 7.42	Hypothetical 5% Return 1,000.00 1,018.75 1.25 6.33
Hypothetical 5% Return 1,000.00 1,024.92 1.55 7.87	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Heitman REIT Fund - Institutional Class
Old Mutual Developing Growth Fund - Class C	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 1,008.90 0.95 4.78
Actual Fund Return 1,000.00 906.80 2.30 10.99	Hypothetical 5% Return 1,000.00 1,024.95 0.95 4.82
Hypothetical 5% Return 1,000.00 1,024.89 2.30 11.67	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Large Cap Growth Fund - Class A
Old Mutual Developing Growth Fund - Class Z	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 824.50 1.50 6.86
Actual Fund Return 1,000.00 911.00 1.30 6.23	Hypothetical 5% Return 1,000.00 1,024.93 1.50 7.61
Hypothetical 5% Return 1,000.00 1,018.50 1.30 6.58	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Large Cap Growth Fund - Class C
Old Mutual Developing Growth Fund - Institutional Class	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 822.40 2.25 10.28
Actual Fund Return 1,000.00 912.70 1.05 5.03	Hypothetical 5% Return 1,000.00 1,024.89 2.25 11.42
Hypothetical 5% Return 1,000.00 1,024.95 1.05 5.33	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Large Cap Growth Fund - Class Z
Old Mutual Discover Value Fund - Institutional Class	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 826.50 1.25 5.72
Actual Fund Return 1,000.00 932.10 1.17 5.67	Hypothetical 5% Return 1,000.00 1,018.75 1.25 6.33
Hypothetical 5% Return 1,000.00 1,024.94 1.17 5.94	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Large Cap Growth Fund - Institutional Class
Old Mutual Focused Fund - Class A	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 828.10 0.95 4.35
Actual Fund Return 1,000.00 905.40 1.40 6.69	Hypothetical 5% Return 1,000.00 1,024.95 0.95 4.82
Hypothetical 5% Return 1,000.00 1,024.93 1.40 7.11	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Mid-Cap Fund - Class A
Old Mutual Focused Fund - Class C	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 884.90 1.45 6.85
Actual Fund Return 1,000.00 902.10 2.15 10.25	Hypothetical 5% Return 1,000.00 1,024.93 1.45 7.36
Hypothetical 5% Return 1,000.00 1,024.89 2.15 10.91	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Mid-Cap Fund - Class C
Old Mutual Focused Fund - Class Z	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 883.00 2.20 10.38
Actual Fund Return 1,000.00 906.60 1.15 5.50	Hypothetical 5% Return 1,000.00 1,024.89 2.20 11.17
Hypothetical 5% Return 1,000.00 1,019.25 1.15 5.82	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Mid-Cap Fund - Class Z
Old Mutual Focused Fund - Institutional Class	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 886.10 1.20 5.67
Actual Fund Return 1,000.00 908.80 0.80 3.83	Hypothetical 5% Return 1,000.00 1,019.00 1.20 6.07
Hypothetical 5% Return 1,000.00 1,024.96 0.80 4.06	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Mid-Cap Fund - Institutional Class
Old Mutual Growth Fund - Class A	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 887.20 1.00 4.73
Actual Fund Return 1,000.00 841.20 1.35 6.23	Hypothetical 5% Return 1,000.00 1,024.95 1.00 5.08
Hypothetical 5% Return 1,000.00 1,024.93 1.35 6.85	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Select Growth Fund - Class A
Old Mutual Growth Fund - Class C	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 808.20 1.50 6.80
Actual Fund Return 1,000.00 838.20 2.10 9.68	Hypothetical 5% Return 1,000.00 1,024.93 1.50 7.61
Hypothetical 5% Return 1,000.00 1,024.90 2.10 10.66	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Select Growth Fund - Class C
Old Mutual Growth Fund - Class Z	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 805.20 2.25 10.18
Actual Fund Return 1,000.00 842.60 1.10 5.08	Hypothetical 5% Return 1,000.00 1,024.89 2.25 11.42
Hypothetical 5% Return 1,000.00 1,019.50 1.10 5.57	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Select Growth Fund - Class Z
Old Mutual Growth Fund -Institutional Class	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 809.20 1.25 5.67
Actual Fund Return 1,000.00 842.30 0.95 4.39	Hypothetical 5% Return 1,000.00 1,018.75 1.25 6.33
Hypothetical 5% Return 1,000.00 1,024.95 0.95 4.82	___________________________________________________________________________________
___________________________________________________________________________________
Old Mutual Select Growth Fund - Institutional Class
Old Mutual Heitman REIT Fund - Class A	___________________________________________________________________________________
___________________________________________________________________________________
Actual Fund Return 1,000.00 810.40 0.95 4.31
Actual Fund Return 1,000.00 1,006.20 1.50 7.54	Hypothetical 5% Return 1,000.00 1,024.95 0.95 4.82
Hypothetical 5% Return 1,000.00 1,024.93 1.50 7.61	___________________________________________________________________________________
___________________________________________________________________________________

                                                                 221

FUND EXPENSES EXAMPLE (Unaudited) - concluded

Annualized Expenses	Annualized Expenses
Beginning Ending Expense Paid	Beginning Ending Expense Paid
Account Account Ratios During	Account Account Ratios During
Value Value for the Six Six Month	Value Value for the Six Six Month
4/1/08 9/30/08 Month Period Period*	4/1/08 9/30/08 Month Period Period*
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Small Cap Fund - Class A	Old Mutual Cash Reserves Fund - Class A
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return $1,000.00 $ 960.50 1.50% $ 7.37	Actual Fund Return $1,000.00 $1,008.30 0.98% $4.93
Hypothetical 5% Return 1,000.00 1,024.93 1.50 7.61	Hypothetical 5% Return 1,000.00 1,024.95 0.98 4.97
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Small Cap Fund - Class C	Old Mutual Cash Reserves Fund - Class C
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 957.20 2.25 11.04	Actual Fund Return 1,000.00 1,004.60 1.73 8.69
Hypothetical 5% Return 1,000.00 1,024.89 2.25 11.42	Hypothetical 5% Return 1,000.00 1,024.91 1.73 8.78
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Small Cap Fund - Class Z	Old Mutual Cash Reserves Fund - Class Z
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 962.10 1.25 6.15	Actual Fund Return 1,000.00 1,009.60 0.73 3.68
Hypothetical 5% Return 1,000.00 1,018.75 1.25 6.33	Hypothetical 5% Return 1,000.00 1,021.35 0.73 3.70
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Small Cap Fund - Institutional Class	Old Mutual Cash Reserves Fund - Institutional Class
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 962.50 1.10 5.41	Actual Fund Return 1,000.00 1,010.50 0.73 3.68
Hypothetical 5% Return 1,000.00 1,024.95 1.10 5.58	Hypothetical 5% Return 1,000.00 1,024.96 0.73 3.71
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Strategic Small Fund - Class A	Old Mutual Dwight High Yield Fund - Institutional Class
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 930.30 1.60 7.74	Actual Fund Return 1,000.00 976.60 0.80 3.96
Hypothetical 5% Return 1,000.00 1,024.92 1.60 8.12	Hypothetical 5% Return 1,000.00 1,024.96 0.80 4.06
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Strategic Small Fund - Class C	Old Mutual Dwight Intermediate Fixed Income Fund - Class A
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 926.50 2.35 11.35	Actual Fund Return 1,000.00 990.60 0.83 4.14
Hypothetical 5% Return 1,000.00 1,024.88 2.35 11.93	Hypothetical 5% Return 1,000.00 1,024.96 0.83 4.21
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Strategic Small Fund - Class Z	Old Mutual Dwight Intermediate Fixed Income Fund - Class C
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 931.50 1.35 6.54	Actual Fund Return 1,000.00 987.40 1.58 7.87
Hypothetical 5% Return 1,000.00 1,018.25 1.35 6.83	Hypothetical 5% Return 1,000.00 1,024.92 1.58 8.02
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual Strategic Small Fund - Institutional Class	Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 932.70 1.10 5.33	Actual Fund Return 1,000.00 992.20 0.58 2.90
Hypothetical 5% Return 1,000.00 1,024.95 1.10 5.58	Hypothetical 5% Return 1,000.00 1,022.10 0.58 2.94
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class A	Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 899.90 1.40 6.67	Actual Fund Return 1,000.00 992.40 0.50 2.50
Hypothetical 5% Return 1,000.00 1,024.93 1.40 7.11	Hypothetical 5% Return 1,000.00 1,024.98 0.50 2.54
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class C	Old Mutual Dwight Short Term Fixed Income Fund - Class A
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 898.10 2.15 10.23	Actual Fund Return 1,000.00 1,003.50 0.95 4.77
Hypothetical 5% Return 1,000.00 1,024.89 2.15 10.91	Hypothetical 5% Return 1,000.00 1,024.95 0.95 4.82
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Institutional Class	Old Mutual Dwight Short Term Fixed Income Fund - Class C
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 901.40 1.00 4.77	Actual Fund Return 1,000.00 1,000.10 1.45 7.27
Hypothetical 5% Return 1,000.00 1,024.95 1.00 5.08	Hypothetical 5% Return 1,000.00 1,024.93 1.45 7.36
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual TS&W Small-Cap Value Fund - Class A	Old Mutual Dwight Short Term Fixed Income Fund - Class Z
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 989.70 1.55 7.73	Actual Fund Return 1,000.00 1,003.70 0.70 3.52
Hypothetical 5% Return 1,000.00 1,024.92 1.55 7.87	Hypothetical 5% Return 1,000.00 1,021.50 0.70 3.55
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual TS&W Small-Cap Value Fund - Class C	Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
___________________________________________________________________________________	___________________________________________________________________________________

Actual Fund Return 1,000.00 987.00 2.30 11.46	Actual Fund Return 1,000.00 1,004.70 0.55 2.76
Hypothetical 5% Return 1,000.00 1,024.89 2.30 11.67	Hypothetical 5% Return 1,000.00 1,024.97 0.55 2.79
___________________________________________________________________________________	___________________________________________________________________________________

Old Mutual TS&W Small-Cap Value Fund - Class Z	* Unless otherwise noted, expenses are equal to the Funds’ annualized expense
___________________________________________________________________________________	ratio multiplied by the average account value over the period, multiplied by
183/366 days (to reflect the one-half year period).
Actual Fund Return 1,000.00 990.90 1.30 6.49
Hypothetical 5% Return 1,000.00 1,018.50 1.30 6.58
___________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
___________________________________________________________________________________

Actual Fund Return 1,000.00 979.30 0.70 3.47
Hypothetical 5% Return 1,000.00 1,024.97 0.70 3.55
___________________________________________________________________________________

                                                                 222

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds II, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-401 11/2008

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after Old Mutual Funds II (the “registrant”) last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended September 30, 2008, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semiannual reports.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	November 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	November 20, 2008

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	November 20, 2008